UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21714

MML Series Investment Fund II

(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA  01111

(Address of principal executive offices)  (Zip code)

Richard J. Byrne

1295 State Street, Springfield, MA  01111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 413-788-8411

Date of fiscal year end: 12/31/2011

Date of reporting period: 12/31/2011

Item 1. Reports to Stockholders.

MML Series Investment Fund II
Annual Report

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2011

MassMutual FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders

To Our Shareholders

Richard J. Byrne

“MassMutual focuses on the long term and encourages retirement investors to do the same – and to keep an appropriate perspective despite short-term changes in the markets or day-to-day events that may seem unsettling. As we observed again in 2011, financial markets can be extremely volatile, but it is important to remember that changing market conditions have the potential to reward patient investors.”

December 31, 2011

Retirement investors face ongoing market volatility

I am pleased to present you with the MML Series Investment Fund II Annual Report, covering the year ended December 31, 2011. The year posed ongoing challenges for many investors, with periods of high volatility driven by ongoing fiscal instability and geopolitical unrest in certain regions characterizing much of the period.

In MassMutual’s view, the uncertain market environment we witnessed in 2011 underscores the importance of maintaining a long-term investment plan designed to suit your investment time horizon and tolerance for risk and monitoring. We also believe in the value of making changes to your plan when appropriate, but not in response to short-term changes in the markets or the economic climate.

Suggestions for retirement investors under any market conditions

Be in it for the long term

History has shown that while markets tend to react negatively to unexpected shocks or unfavorable news, they also have the potential to regain value quickly. Remember, just like any other asset, if you’re holding an investment that has fallen in price, you don’t realize a loss until you sell it. In fact, during market lows, you can often buy quality investments at more reasonable prices than when markets are rallying.

Continue to invest

Sophisticated investors and financial professionals know that individuals who can weather down periods in the market may be rewarded if they continue to invest when shares are trading at lower prices, especially relative to investors who do not continue to invest during down markets.*

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are asset classes that typically behave differently depending upon the economic and market environment. These broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can help themselves take advantage of different opportunities in the market and reduce their risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

Keep it in the proper perspective

We believe doing business with MassMutual is the sign of a good decision. MassMutual focuses on the long term and encourages retirement investors to do the same – and to keep an appropriate perspective despite short-term changes in the markets or day-to-day events that may seem unsettling.

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MML Series Investment Fund II – President’s Letter to Shareholders (Continued)

As we observed again in 2011, financial markets can be extremely volatile, but it is important to remember that changing market conditions have the potential to reward patient investors.

This could be an ideal time to contact your financial professional to help you evaluate and fine-tune your retirement-planning strategy, taking into consideration your investment time frame and risk tolerance. Your financial professional can also help you ensure you’re on track to reach your retirement income goals.

Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Richard J. Byrne

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/12 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund II – Economic and Market Review

December 31, 2011

Financial markets produce mixed results amid continued volatility; bright spots emerge

Stocks and bonds in the United States produced mixed results for 2011. One-year performance numbers masked a great deal of volatility throughout the period, as political and economic problems worldwide kept investors on edge for much of the year. Foreign equity markets trailed their U.S. counterparts, with ongoing problems on the world stage driving international stocks into negative territory for the year.

Certain economic indicators continued to concern economists during the period, but the U.S. economic outlook appeared to improve somewhat. Unemployment remained stubbornly high, although there were some bright spots in certain data releases. The housing market mainly continued to struggle but gained some ground later in the year. Home prices throughout the country generally continued their decline and ran in lockstep with reduced volume in contract signings, but some positive signals drove optimism in parts of the country, particularly the South and West, and provided some encouragement to sellers in the otherwise challenging real estate environment. In 2011, the price of oil started at approximately $90 per barrel, rose steadily and peaked in April at more than $116, and finished the year at about $103.

The Federal Reserve (the “Fed”) kept interest rates at historically low levels, with the federal funds rate remaining at 0.0% to 0.25%, in an ongoing attempt to stimulate the economy. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.) The Fed reaffirmed its intention to keep the federal funds rate exceptionally low for an “extended period” repeatedly in 2011, pledging to keep short-term rates low at least until mid-2013. Fed efforts to stimulate the economy included a second round of quantitative easing via targeted bond purchases (known as QE2), which had begun in November 2010 and ended along with the second quarter in June 2011. Additionally, in October 2011, the Fed implemented “Operation Twist,” which further aims to boost economic growth by causing long-term interest rates to decline. The plan involves shifting some of the central bank’s holdings from shorter-maturity Treasuries to those with longer maturities.

The United States government’s long-term fiscal situation garnered increasingly frequent headlines focused on the budget and the ongoing debate over where to cut federal spending. Partisan Congressional wrangling over the debt ceiling increase in the summer of 2011 contributed to an already volatile market environment, and an overall lack of progress on economic matters by U.S. legislators left investors with little confidence that the current Congress will reach an agreement about any significant legislation likely to benefit the U.S. economy.

Market performance

In this environment of market volatility, bonds and equities turned in mixed performances for the year ended December 31, 2011, with bonds generally outperforming stocks. The Dow Jones Industrial AverageSM (the “Dow”), a well-known measure of blue-chip stock performance, advanced 5.53%. The S&P 500® Index (the “S&P 500”), which measures the progress of large-capitalization stocks in the U.S., returned a more modest 2.11%. On the negative side, the small-capitalization Russell 2000® Index dropped 4.18%, while technology stock benchmark the NASDAQ Composite® Index (“NASDAQ”) declined 1.80%. Worldwide equity markets saw even steeper losses, as the MSCI® EAFE® Index, a barometer for foreign stocks in developed markets, dropped 12.14%. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, fell 18.42%.

Fixed-income benchmarks substantially outperformed most equity counterparts during the year. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 7.84%. Treasury bills gained just 0.08%, as measured by the Citigroup 3-Month Treasury Bill Index. In addition, the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned 1.56%. The standout in the fixed-income arena was the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), a measure of the broad performance of U.S. Treasury inflation-indexed bonds, which advanced 13.56% for the year.*

*	Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

3

MML Series Investment Fund II – Economic and Market Review (Continued)

First quarter of 2011 presents mixed financial news

Despite considerable volatility later in the first quarter of 2011, stock prices advanced in the midst of conflicts in the Middle East and the catastrophic one-two-three punch of an earthquake, tsunami, and nuclear accident in Japan. Share prices received some support from the Fed’s second round of quantitative easing, and from further improvements in some U.S. economic data, which indicated continued modest growth and a reduction in unemployment.

Reports released during the first quarter of 2011 indicated that the U.S. economy had grown 3.1% during the fourth quarter of 2010. There was also some progress on the jobs front, with unemployment falling from 9.4% in December 2010 to 8.9% in February 2011, the last month for which data became available during the quarter. That said, unemployment continued to remain stubbornly high. Finally, numerous data releases showed that the housing market continued to be depressed.

Bonds outperform stocks in the second quarter as challenges continue

In the second quarter of 2011, bonds outperformed their equity counterparts in the U.S., as stock investors exhibited fresh concerns over the sustainability of the U.S. economic recovery and a possible resolution of Greece’s fiscal woes. In the bond market, Treasury yields declined (and prices rallied) as investors grew more pessimistic about the prospects for U.S. economic growth. The yield of the bellwether 10-year Treasury note fell, reflecting investors’ preference for the safety of U.S. Treasuries over riskier investments in the more challenging market environment. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.

Second-quarter report releases indicated that the U.S. economy had grown at a 1.9% annual pace in the first quarter of 2011, which was slightly better than early forecasts, but weaker than the previous quarter. The economy typically expands by more than 3% annually during an economic recovery, the pace that economists consider necessary to bring down unemployment. Unfortunately, the unemployment figures for May, released early in June, showed a bump up to 9.1% from 9.0%, while non-farm payrolls increased by just 54,000, compared with 232,000 during April.

Third quarter: Bonds again outpace stocks; Fed announces new initiative

The U.S. stock market had a challenging third quarter, with most widely followed market indexes suffering double-digit losses. Worsening economic news in the U.S. and abroad, a downgrade of the U.S. sovereign credit rating, and Greece’s seemingly inexorable slide toward a default on its loans were key factors undermining investor sentiment. On August 1, Congress agreed to raise the U.S. debt ceiling and approved some deficit-reduction measures – narrowly missing an August 2 deadline that would have forced the nation into default. Shortly thereafter, citing Congress’s “political brinksmanship,” Standard & Poor’s lowered its credit rating for the United States from AAA to AA+, which triggered a wave of stock selloffs in the U.S. Another factor hampering stocks was a large downward revision in first-quarter economic growth in the U.S., as measured by gross domestic product (“GDP”), from 1.9% to 0.4%. The Fed announced that the $400 billion Operation Twist would begin in October. Unemployment for August 2011 remained at 9.1%, unchanged from the previous month, marking the fifth consecutive month with the U.S. jobless rate at a level of 9% or higher. Finally, corporate earnings remained strong, and economic growth strengthened in the third quarter, with GDP growth improving to a 2.5% annualized increase, following an anemic 1.3% in the second quarter.

Fourth quarter: Stocks advance strongly; unemployment data stabilizes

U.S. stocks strongly rebounded in the fourth quarter of 2011, with virtually all gains coming in October. One major factor aiding the rally was the prospect of further progress by European leaders toward solving that region’s sovereign debt crisis. In the bond market, Treasury yields spiked higher in October, but settled down to close the quarter little changed. Against the backdrop of renewed tolerance for risk, high-yield bonds were the fourth quarter’s big winners in the fixed-income market.

In contrast with Europe, the economic outlook for the United States appeared to be modestly improving. The federal government’s final estimate of economic growth for the third quarter, which was released in December, came in at 1.8% – down a bit from the previous 2.0% figure, although early indications for the fourth quarter pointed to a pace of roughly 3%. Moreover, an early December report indicated that the U.S. unemployment rate dropped to 8.6% in November from 9.0% in October, although the primary driver of that decline was a reduction in the number of unemployed individuals seeking work. Good news also came

4

MML Series Investment Fund II – Economic and Market Review (Continued)

from the number of first-time filers for unemployment insurance, which dropped to 364,000 for the week ending December 17, the lowest level of initial claims since April 2008.

While there remains quite a bit of progress to be made, there are some clear reasons for optimism on the horizon. For example, the Conference Board’s Consumer Confidence Index posted another strong gain in December, rising 9.5 points to 64.5 and building on November’s substantial 14.3-point increase. Receding fears of a new recession prompted the turnaround in this indicator, which had declined sharply from July through October. In addition, near year-end, there also were promising reports on retail sales, housing starts, and building permits.

Investors will continue to look for improving conditions in the U.S. economy; however, developments in the European debt situation and geopolitical shifts throughout the rest of the world will also play an important and ongoing role in the fortunes of the global financial markets in 2012.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/12 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

5

M ML Blend Fund – Portfolio Manager Report

What is the investment approach of MML Blend Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund invests across different asset classes (equity securities, fixed income securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the three segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Initial Class shares returned 4.78%, outperforming the 2.11% return of the S&P 500® Index (“the stock component’s benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Conversely, the Fund trailed the 7.84% return of the Barclays Capital U.S. Aggregate Bond Index (“the bond component’s benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index. On the other hand, the Fund outpaced the 0.71% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. Finally, the Fund modestly outperformed the 4.69% return of the Custom Balanced Index (“the blend benchmark”), which comprises the stock component’s benchmark and the bond component’s benchmark. The weightings of each index are 60% and 40%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In 2011, the U.S. stock market swung dramatically, rising and falling in 20% increments in a matter of weeks. Many active equity managers and hedge funds have a mandate to “protect the downside,” so when the market falls rapidly, they need to join the sellers and hedge their portfolios. This, of course, adds to the downside momentum and magnifies the market drop. The Fund’s process is focused on steady returns for investors, emphasizing risk control – but instead of attempting to time the market, the Fund seeks fundamental value in stocks and bonds, relying on the thesis that the process will help mitigate some risk.

In 2011, strong stock selection benefited the Fund’s stock component, which outperformed the stock component’s benchmark. The Fund held an overweight position in stocks, relative to the blend benchmark, for most of the year based upon their compelling valuations relative to bonds. The Fund’s fixed-income component rose over 8% for the year, which helped performance. Within the fixed-income component, the Fund benefited from favorable security selection across corporate and asset-backed sectors. The Fund’s disciplined selection of mortgage securities and corporate bonds added to yield relative to lower-yielding government securities, but in volatile periods during the year, the Fund’s underweight position in the government sector, relative to the bond component’s benchmark, hampered performance when investors sought the safety of U.S. Treasuries.

The Fund will, on occasion, use equity futures to facilitate flows into and out of the Fund in order to minimize its cash holdings and provide investors with full exposure to the equity markets. The Fund also uses derivative instruments on occasion for yield curve, duration, and downside risk hedging, which were beneficial to performance in 2011. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates. Duration is a measure of a bond or bond portfolio’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.)

Subadviser outlook

Earnings have made one of the fastest recoveries from a severe recession since 1948. The reason is that companies are extremely efficient. They have outsourced production to cheaper-labor countries and have been reluctant to spend on capital equipment after the bust in 2000. Finally, the cost of capital is extremely low. The result is that operating margins are high and even small gains in revenue have had a meaningful impact on the bottom line. The Fund, therefore, has maintained an overweight position in equities, relative to the blend benchmark. We will however, maintain our disciplined approach by maintaining a healthy allocation to bonds.

6

MML Blend Fund – Portfolio Manager Report (Continued)

MML Blend Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Federal National Mortgage Association TBA Pool #9174 4.000% 3/01/40	3.0%
Exxon Mobil Corp.	2.2%
Apple, Inc.	2.0%
U.S. Treasury Note 1.875% 9/30/17	1.7%
Chevron Corp.	1.5%
Federal Home Loan Mortgage Corp TBA Pool #28169 5.500% 6/01/35	1.4%
U.S. Treasury Note 0.250% 12/15/14	1.3%
Government National Mortgage Association TBA Pool #13331 5.000% 5/01/38	1.3%
International Business Machines Corp.	1.3%
Pfizer, Inc.	1.3%

17.0%

MML Blend Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Equities	61.7%
Bonds & Notes	37.5%

Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%

Net Assets	100.0%

7

MML Blend Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blend Fund Initial Class, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Initial Class	4.78%	3.06%	4.50%
S&P 500 Index*	2.11%	-0.25%	2.92%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%
Lipper Balanced Fund Index	0.71%	1.80%	4.13%
Custom Balanced Index	4.69%	2.84%	4.40%

Hypothetical Investments in MML Blend Fund Service Class, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	4.52%	4.54%
S&P 500 Index*	2.11%	1.66%+
Barclays Capital U.S. Aggregate Bond Index	7.84%	7.07%+
Lipper Balanced Fund Index	0.71%	3.05%+
Custom Balanced Index	4.69%	4.36%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

8

MML Equity Fund – Portfolio Manager Report

What is the investment approach of MML Equity Fund, and who are the Fund’s subadvisers?

The Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund invests primarily in common stocks of companies that the subadvisers believe are undervalued in the marketplace. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks, preferred stocks, securities convertible into common or preferred stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s two subadvisers are OppenheimerFunds, Inc. (OFI), which managed approximately 71% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which was responsible for approximately 29% of the Fund’s portfolio, as of December 31, 2011.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Initial Class shares returned -3.76%, trailing the 0.39% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The OFI component of the Fund underperformed the benchmark primarily in the industrials, utilities, and information technology sectors, due to weaker relative stock selection. Conversely, the OFI component outperformed the benchmark within the energy sector as a result of stronger relative stock selection, and within the financials sector, where an underweight position, relative to the benchmark, in the worst-performing sector of the benchmark benefited performance. Two of the top five performing Fund holdings were within the health care sector: Humana, Inc. and Pfizer, Inc. A number of the Fund’s energy holdings also produced positive results, including Chevron Corp. and Halliburton Co. Within the consumer staples sector, the Fund’s investment in household products manufacturer Church & Dwight Co. performed well – and in information technology, National Semiconductor Corp., which the Fund also owned, contributed significantly to performance, as it was acquired by Texas Instruments during the period.

One OFI component holding that detracted from Fund results was Goldman Sachs Group, Inc., the most significant underperformer for the reporting period. Goldman’s stock price declined primarily due to proposed increased regulation in the financial industry and a weak global economy. Other Fund holdings in the financials sector that hindered performance included MetLife, State Street Corp., and JPMorgan Chase & Co. Within industrials, the negative market outlook for machinery companies in a weakening global economy resulted in declines for the Fund’s position in Ingersoll-Rand (which was eliminated from the Fund by period end). In the consumer discretionary sector, Fund holding Ford Motor Co. came under selling pressure, due in part to rising concern that consumer spending would suffer in the event of a double-dip recession. The Fund also experienced declines through its investment in information technology stock Research In Motion Ltd. in the fourth quarter of the reporting period. The Fund exited its position in the stock by period end.

For the Fund’s Loomis Sayles component, the sectors that contributed most to performance were energy, due to Fund holdings such as El Paso and Exxon Mobil; and financial services, due to the Fund’s underweight position, relative to the benchmark, in that sector. United Healthcare was also a strong individual performer for the Fund. The sectors that detracted most from performance were financial services and technology, due to underperforming Fund holdings such as Citigroup, Bank of America, and Alcatel Lucent.

Subadviser outlook

OFI will continue to search for companies that, in its view, offer strong earnings prospects and are trading at attractive valuations. While current global political and economic conditions are causing significant market fluctuations, OFI has not changed its long-term approach to investing and believes that reacting strongly to short-term market gyrations is rarely warranted – and not a prudent investment strategy.

Loomis Sayles feels that equity performance for 2012 will hinge on both macro-economic developments and company-by-company business execution. They recognize that fundamental conditions, particularly in the euro zone, but also reflecting the aging of the current U.S. recovery, make the 2012 earnings outlook somewhat less clear. Their view is what while equity valuations are attractive and U.S. economic data is moderately improving, unexpected events can result in greater volatility.

9

MML Equity Fund – Portfolio Manager Report (Continued)

MML Equity Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Chevron Corp.	4.8%
Medtronic, Inc.	3.3%
Wells Fargo & Co.	2.8%
U.S. Bancorp	2.7%
Exxon Mobil Corp.	2.6%
Pfizer, Inc.	2.4%
The Coca-Cola Co.	2.4%
MetLife, Inc.	2.3%
Comcast Corp. Class A	2.2%
JP Morgan Chase & Co.	2.2%

27.7%

MML Equity Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Consumer, Non-cyclical	21.9%
Financial	19.8%
Energy	12.7%
Communications	11.4%
Industrial	7.1%
Consumer, Cyclical	7.0%
Utilities	6.6%
Technology	6.0%
Basic Materials	2.7%
Options on Futures	0.1%

Total Long-Term Investments	95.3%
Short-Term Investments and Other Assets and Liabilities	4.7%

Net Assets	100.0%

10

MML Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Fund Initial Class and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Initial Class	-3.76%	-2.59%	2.41%
Russell 1000 Value Index	0.39%	-2.64%	3.89%

Hypothetical Investments in MML Equity Fund Service Class and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	-4.00%	-1.03%
Russell 1000 Value Index	0.39%	0.02%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Managed Bond Fund – Portfolio Manager Report

What is the investment approach of MML Managed Bond Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income debt securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Initial Class shares returned 7.31%, underperforming the 7.84% return of the Barclays Capital U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During 2011, the Fund’s underperformance relative to the benchmark was due in part to positioning in specific sectors at different times during the period, including holding an underweight position, relative to the benchmark, in Treasuries and an overweight position in corporate bonds and other non-Treasury sectors through the latter portion of the summer. The underperformance of corporate bonds and other non-Treasury sectors (as categories) was offset somewhat by strong bond selection within the categories themselves. An overweight position in conventional agency pass-through mortgage bonds led to some negative returns in the first half of year relative to the benchmark, but this position partially recovered over the balance of the year. (An agency pass-through security is a security, backed by a U.S. government agency, representing pooled bonds that pass income from debtors to its security holders.)

Corporate bonds were favorably impacted by improved fundamentals (positive earnings, stronger balance sheets, high cash levels, and lower leverage), but were hampered over the past year by macro-economic events such as sovereign debt fears, global growth concerns, financial regulation, and inconsistent economic data. Sector position, security selection, and broad diversification generally produced results that had a neutral effect on performance. The strongest-performing industries the Fund invested in were secondary oil and gas producers, finance, and electric utilities; the weakest industry was banking.

During the year, the Fund initially increased its underweight position in Treasuries by adding other bond types, including commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). The Fund eventually added to its position in Treasuries and other government bonds and reduced its overweight position in corporate bonds and other non-government bonds, as the Fund’s overweight position in credit was reduced. The Fund transitioned holdings in mortgage-backed securities (MBS) from 15- to 30-year conventional mortgage bonds while maintaining an underweight position in higher-quality issuers with explicit governmental guarantees. The Fund’s high-yield bond allocation diminished by a little less than 1% through the year, while the Fund’s position in investment-grade bonds was cut nearly in half. The Fund’s focus on opportunistic investments in student loan bonds and emphasis on high-quality mortgage-backed bonds also contributed positively to performance.

The Fund uses derivative instruments on occasion for yield curve, duration, and downside risk hedging, which were beneficial to performance in 2011. (Duration is a measure of a bond or bond portfolio’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall. The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.)

Subadviser outlook

After an extended period in which investors alternatively focused on and turned away from riskier investments, investor focus is now showing early signs of a bifurcation between the stream of European bad news and the increasingly positive economic surprises in the United States. Optimistically minded investors are now focused on avoiding a global slowdown based on U.S. growth prospects. This is concerning, given already high corporate profit margins, a strong dollar, high oil prices, and rapidly slowing growth in Europe.

12

MML Managed Bond Fund – Portfolio Manager Report (Continued)

The current macro-economic environment creates a challenge to more aggressive Fund positioning despite current valuations. With this as the backdrop, the Fund may adopt a more defensive stance with regard to duration, and potentially increasing risk hedging; however, the Fund’s main focus will remain on opportunistic trading, security selection, and macro hedges, with an emphasis on market technicals and valuations.

MML Managed Bond Fund Quality Structure (% of Net Assets) on 12/31/11 (Unaudited)

U.S. Government, Aaa/AAA	57.1%
Aa/AA	5.0%
A/A	10.6%
Baa/BBB	19.4%
Ba/BB	5.4%
B and Below	0.4%

Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%

Net Assets	100.0%

13

MML Managed Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Bond Fund Initial Class and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Initial Class	7.31%	6.76%	5.86%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%

Hypothetical Investments in MML Managed Bond Fund Service Class and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	7.04%	7.58%
Barclays Capital U.S. Aggregate Bond Index	7.84%	7.07%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

14

MML Money Market Fund – Portfolio Manager Report

What is the investment approach of MML Money Market Fund, and who is the Fund’s subadviser?

The Fund’s investment objectives are to achieve the preservation of capital, liquidity, and high current income. These objectives are of equal importance. The Fund invests in high quality U.S. dollar-denominated debt instruments of domestic and foreign issuers. It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Initial Class shares returned 0.00%*, in line with the 0.00% return of the Lipper Taxable Money Market Fund Index (the “benchmark”), an unmanaged index of taxable money market mutual funds. During the period, the Fund waived certain fees to allow it to achieve the 0.00%* return. The Fund’s Initial Class shares would have had a negative return if the waiver had not been in effect.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Throughout 2011, absolute performance was adversely affected by continued low nominal yields driven by the Federal Reserve’s (the “Fed”) response to the sluggish pace of the economic recovery. In the face of this low interest rate environment, the Fund has been purchasing shorter-dated, mostly non-financial commercial paper, except in cases where we have perceived rewards for going further out along the yield curve with high quality credits. (Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations. The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) The Fund significantly reduced its allocation to financial commercial paper over the reporting period, due in large part to the problems suffered by euro zone banks.

Currently, one-month LIBOR (London Interbank Offered Rate) is 0.04% higher than one year ago at 0.30% and three-month LIBOR is 0.28% higher than one year ago, at 0.58%, due mostly to the sovereign debt crisis in Europe. (LIBOR is an interest rate used in the short-term international interbank market.) This rise in the three-month rate occurred mostly in the second half of 2011, with rates hitting an all-time low of 0.245% in mid-June. Since the Fund has emphasized high-quality, short-term securities, it did not have to materially alter its approach during this volatile period.

The Fund also has a small allocation to three-month LIBOR floating rate bonds issued by high-quality companies. These positions have been able to take advantage of a rise in LIBOR levels due to the continued uncertainty in Europe. With quarterly resets, the yield on these positions has risen due to increased LIBOR rates.

Subadviser outlook

We foresee interest rates staying low in the near future, but are always keeping an eye on the economy and any statements by the Fed that might indicate growth stabilization, improvement in unemployment levels, or accelerating inflation – all indicators that a rate hike could be on the horizon.

Given the uncertainties still facing our markets, we continue to believe that focusing on high-credit-quality issuers in short maturities is a sound strategy, even if it means giving up a few basis points of yield. The Fund will continue to focus on enhanced liquidity and high credit quality investments and the capability to adjust quickly to changing market conditions to preserve principal and liquidity.

* Amount is less than 0.005%

15

MML Money Market Fund – Portfolio Manager Report (Continued)

MML Money Market Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Commercial Paper	84.9%
Discount Notes	6.3%
U.S. Government Obligation	4.0%
U.S. Treasury Bills	2.6%
Corporate Debt	2.4%
Time Deposits	0.0%

Total Short-Term Investments	100.2%
Other Assets and Liabilities	(0.2)%

Net Assets	100.0%

16

MML Money Market Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Money Market Fund Initial Class and the Lipper Taxable Money Market Fund Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11		Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Initial Class	0.00%	†	1.36%	1.66%
Lipper Taxable Money Market Fund Index	0.00%	†	1.47%	1.72%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

† Amount is less than 0.005%

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Taxable Money Market Fund Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here. An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund.

17

MML Blend Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 61.7%

COMMON STOCK — 61.7%
Advertising — 0.1%
The Interpublic Group of Companies, Inc.	24,322	$236,653
Omnicom Group, Inc.	6,347	282,949

		519,602

Aerospace & Defense — 1.4%
The Boeing Co.	14,672	1,076,191
Exelis, Inc.	3,355	30,363
General Dynamics Corp.	13,122	871,432
Goodrich Corp.	997	123,329
L-3 Communications Holdings, Inc.	10,120	674,802
Lockheed Martin Corp.	14,055	1,137,049
Northrop Grumman Corp.	12,918	755,445
Raytheon Co.	9,259	447,950
Rockwell Collins, Inc.	2,168	120,042
United Technologies Corp.	36,110	2,639,280

		7,875,883

Agriculture — 1.8%
Altria Group, Inc.	80,759	2,394,505
Archer-Daniels-Midland Co.	192	5,491
Lorillard, Inc.	5,264	600,096
Philip Morris International, Inc.	81,236	6,375,401
Reynolds American, Inc.	12,734	527,442

		9,902,935

Airlines — 0.1%
Southwest Airlines Co.	37,183	318,286

Apparel — 0.1%
Nike, Inc. Class B	1,911	184,163
Ralph Lauren Corp.	2,350	324,488
VF Corp.	1,500	190,485

		699,136

Auto Manufacturers — 0.3%
Ford Motor Co. (a)	152,013	1,635,660
Paccar, Inc.	3,822	143,210

		1,778,870

Automotive & Parts — 0.1%
The Goodyear Tire & Rubber Co. (a)	15,551	220,357
Johnson Controls, Inc.	3,272	102,283

		322,640

Banks — 2.1%
Bank of America Corp.	173,298	963,537
Bank of New York Mellon Corp.	37,607	748,755
BB&T Corp.	18,466	464,789
Capital One Financial Corp.	20,342	860,263
Comerica, Inc.	2,721	70,202
Fifth Third Bancorp	21,721	276,291

	Number of Shares	Value
First Horizon National Corp.	6,692	$53,536
Huntington Bancshares, Inc.	14,900	81,801
KeyCorp	11,364	87,389
M&T Bank Corp.	2,765	211,080
Northern Trust Corp.	4,059	160,980
PNC Financial Services Group, Inc.	14,418	831,486
Regions Financial Corp.	44,315	190,555
State Street Corp.	17,976	724,613
SunTrust Banks, Inc.	10,200	180,540
U.S. Bancorp	60,502	1,636,579
Wells Fargo & Co.	156,416	4,310,825
Zions Bancorp	1,141	18,575

		11,871,796

Beverages — 1.3%
Brown-Forman Corp. Class B	1,804	145,240
The Coca-Cola Co.	44,215	3,093,723
Coca-Cola Enterprises, Inc.	27,478	708,383
Constellation Brands, Inc. Class A (a)	46,012	951,068
Dr. Pepper Snapple Group, Inc.	10,604	418,646
Molson Coors Brewing Co. Class B	4,833	210,429
PepsiCo, Inc.	24,060	1,596,381

		7,123,870

Biotechnology — 0.6%
Amgen, Inc.	28,631	1,838,396
Biogen Idec, Inc. (a)	8,682	955,454
Celgene Corp. (a)	3,598	243,225
Life Technologies Corp. (a)	4,411	171,632

		3,208,707

Building Materials — 0.0%
Masco Corp.	125	1,310

Chemicals — 0.9%
Air Products & Chemicals, Inc.	595	50,688
Airgas, Inc.	372	29,046
CF Industries Holdings, Inc.	8,918	1,292,932
The Dow Chemical Co.	7,773	223,551
E.I. du Pont de Nemours & Co.	18,260	835,943
Eastman Chemical Co.	4,270	166,786
Ecolab, Inc.	222	12,834
FMC Corp.	600	51,624
International Flavors & Fragrances, Inc.	960	50,323
Monsanto Co.	19,594	1,372,952
The Mosaic Co.	5,200	262,236
PPG Industries, Inc.	5,219	435,734
Praxair, Inc.	116	12,400
The Sherwin-Williams Co.	433	38,654
Sigma-Aldrich Corp.	5,446	340,157

		5,175,860

The accompanying notes are an integral part of the financial statements.

18

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Coal — 0.1%
Alpha Natural Resources, Inc. (a)	12,060	$246,386
CONSOL Energy, Inc.	1,081	39,673
Peabody Energy Corp.	7,976	264,085

		550,144

Commercial Services — 1.6%
Apollo Group, Inc. Class A (a)	11,254	606,253
Automatic Data Processing, Inc.	10,009	540,586
DeVry, Inc.	2,655	102,111
Donnelley (R.R.) & Sons Co.	17,023	245,642
Equifax, Inc.	2,442	94,603
H&R Block, Inc.	37,763	616,670
Iron Mountain, Inc.	3,256	100,285
MasterCard, Inc. Class A	3,280	1,222,850
McKesson Corp.	13,335	1,038,930
Monster Worldwide, Inc. (a)	7,000	55,510
Moody’s Corp.	14,730	496,106
Paychex, Inc.	9,264	278,939
Quanta Services, Inc. (a)	113	2,434
Robert Half International, Inc.	1,826	51,968
SAIC, Inc. (a)	26,378	324,186
Total System Services, Inc.	37,207	727,769
Visa, Inc. Class A	16,948	1,720,730
Western Union Co.	36,888	673,575

		8,899,147

Computers — 5.0%
Accenture PLC Class A	32,600	1,735,298
Apple, Inc. (a)	28,391	11,498,355
Cognizant Technology Solutions Corp. Class A (a)	3,378	217,239
Computer Sciences Corp.	11,426	270,796
Dell, Inc. (a)	82,031	1,200,114
EMC Corp. (a)	60,624	1,305,841
Hewlett-Packard Co.	87,674	2,258,482
International Business Machines Corp.	40,840	7,509,659
Lexmark International, Inc. Class A	20,069	663,682
NetApp, Inc. (a)	198	7,182
SanDisk Corp. (a)	8,203	403,670
Teradata Corp. (a)	9,986	484,421
Western Digital Corp. (a)	22,752	704,174

		28,258,913

Cosmetics & Personal Care — 0.9%
Avon Products, Inc.	8,592	150,102
Colgate-Palmolive Co.	12,868	1,188,874
The Estee Lauder Cos., Inc. Class A	1,055	118,498
The Procter & Gamble Co.	55,029	3,670,985

		5,128,459

Distribution & Wholesale — 0.1%
Fastenal Co.	2,082	90,796

	Number of Shares	Value
Genuine Parts Co.	4,634	$283,601
W.W. Grainger, Inc.	312	58,403

		432,800

Diversified Financial — 2.5%
American Express Co.	38,649	1,823,073
Ameriprise Financial, Inc.	3,536	175,527
BlackRock, Inc.	3,090	550,762
The Charles Schwab Corp.	1,512	17,025
Citigroup, Inc.	92,151	2,424,493
CME Group, Inc.	1,568	382,075
Discover Financial Services	44,083	1,057,992
E*TRADE Financial Corp. (a)	2,061	16,406
Federated Investors, Inc. Class B	1,960	29,694
Franklin Resources, Inc.	4,529	435,056
The Goldman Sachs Group, Inc.	11,440	1,034,519
IntercontinentalExchange, Inc. (a)	1,776	214,097
Invesco Ltd.	14,012	281,501
JP Morgan Chase & Co.	118,822	3,950,831
Legg Mason, Inc.	1,426	34,295
Morgan Stanley	48,497	733,760
The NASDAQ OMX Group, Inc. (a)	16,245	398,165
NYSE Euronext	9,132	238,345
SLM Corp.	16,391	219,639
T. Rowe Price Group, Inc.	206	11,732

		14,028,987

Electric — 2.4%
The AES Corp. (a)	15,287	180,998
Ameren Corp.	21,060	697,718
American Electric Power Co., Inc.	19,885	821,449
CenterPoint Energy, Inc.	20,431	410,459
CMS Energy Corp.	8,803	194,370
Consolidated Edison, Inc.	10,682	662,605
Constellation Energy Group, Inc.	9,689	384,363
Dominion Resources, Inc.	5,516	292,789
DTE Energy Co.	6,760	368,082
Duke Energy Corp.	41,468	912,296
Edison International	8,926	369,536
Entergy Corp.	9,798	715,744
Exelon Corp.	32,166	1,395,039
FirstEnergy Corp.	15,980	707,914
Integrys Energy Group, Inc.	354	19,180
NextEra Energy, Inc.	7,430	452,338
Northeast Utilities	5,512	198,818
NRG Energy, Inc. (a)	15,800	286,296
Pepco Holdings, Inc.	5,243	106,433
PG&E Corp.	13,116	540,642
Pinnacle West Capital Corp.	3,496	168,437
PPL Corp.	23,518	691,900
Progress Energy, Inc.	4,733	265,143
Public Service Enterprise Group, Inc.	21,524	710,507
SCANA Corp.	747	33,660
The Southern Co.	26,122	1,209,187

The accompanying notes are an integral part of the financial statements.

19

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
TECO Energy, Inc.	8,895	$170,250
Wisconsin Energy Corp.	5,782	202,139
Xcel Energy, Inc.	14,872	411,062

		13,579,354

Electrical Components & Equipment — 0.2%
Emerson Electric Co.	21,169	986,264
Molex, Inc.	8,594	205,053

		1,191,317

Electronics — 0.3%
Agilent Technologies, Inc. (a)	10,663	372,459
Amphenol Corp. Class A	132	5,991
FLIR Systems, Inc.	52	1,304
Jabil Circuit, Inc.	41,847	822,712
PerkinElmer, Inc.	2,620	52,400
TE Connectivity Ltd.	13,200	406,692
Waters Corp. (a)	1,050	77,752

		1,739,310

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	500	16,880

Engineering & Construction — 0.1%
Fluor Corp.	8,309	417,527
Jacobs Engineering Group, Inc. (a)	4,320	175,306

		592,833

Entertainment — 0.0%
International Game Technology	8,191	140,885
Marriott Vacations Worldwide Corp. (a)	366	6,281

		147,166

Environmental Controls — 0.2%
Republic Services, Inc.	18,737	516,204
Stericycle, Inc. (a)	797	62,102
Waste Management, Inc.	19,773	646,775

		1,225,081

Foods — 1.1%
Campbell Soup Co.	12,724	422,946
ConAgra Foods, Inc.	16,274	429,634
Dean Foods Co. (a)	31,799	356,149
General Mills, Inc.	16,962	685,434
H.J. Heinz Co.	7,761	419,404
The Hershey Co.	3,547	219,134
Hormel Foods Corp.	5,466	160,099
The J.M. Smucker Co.	645	50,420
Kellogg Co.	6,228	314,950
Kraft Foods, Inc. Class A	19,875	742,530
The Kroger Co.	34,229	829,026
McCormick & Co., Inc.	1,161	58,538
Safeway, Inc.	19,800	416,592
Sara Lee Corp.	6,677	126,329
SUPERVALU, Inc.	47,424	385,083

	Number of Shares	Value
Sysco Corp.	334	$9,796
Tyson Foods, Inc. Class A	9,401	194,037
Whole Foods Market, Inc.	2,125	147,857

		5,967,958

Forest Products & Paper — 0.2%
International Paper Co.	30,087	890,575
MeadWestvaco Corp.	12,487	373,986

		1,264,561

Gas — 0.1%
AGL Resources, Inc.	362	15,298
NiSource, Inc.	7,513	178,885
Sempra Energy	7,261	399,355

		593,538

Hand & Machine Tools — 0.0%
Snap-on, Inc.	71	3,594
Stanley Black & Decker, Inc.	829	56,040

		59,634

Health Care – Products — 1.8%
Baxter International, Inc.	18,561	918,398
Becton, Dickinson & Co.	4,706	351,632
Boston Scientific Corp. (a)	40,304	215,224
C.R. Bard, Inc.	6,182	528,561
CareFusion Corp. (a)	2,590	65,812
Covidien PLC	12,800	576,128
Edwards Lifesciences Corp. (a)	300	21,210
Intuitive Surgical, Inc. (a)	96	44,449
Johnson & Johnson	83,352	5,466,224
Medtronic, Inc.	26,248	1,003,986
St. Jude Medical, Inc.	12,191	418,151
Stryker Corp.	2,050	101,906
Varian Medical Systems, Inc. (a)	97	6,512
Zimmer Holdings, Inc. (a)	3,815	203,797

		9,921,990

Health Care – Services — 1.0%
Aetna, Inc.	13,820	583,066
Cigna Corp.	10,592	444,864
Coventry Health Care, Inc. (a)	10,177	309,075
DaVita, Inc. (a)	1,865	141,386
Humana, Inc.	6,494	568,939
Laboratory Corporation of America Holdings (a)	1,842	158,357
Quest Diagnostics, Inc.	3,009	174,703
Tenet Healthcare Corp. (a)	9,097	46,668
Thermo Fisher Scientific, Inc. (a)	8,691	390,834
UnitedHealth Group, Inc.	36,164	1,832,791
WellPoint, Inc.	16,656	1,103,460

		5,754,143

Holding Company – Diversified — 0.0%
Leucadia National Corp.	5,537	125,911

The accompanying notes are an integral part of the financial statements.

20

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Home Builders — 0.0%
D.R. Horton, Inc.	2,847	$35,901
PulteGroup, Inc. (a)	2,573	16,235

		52,136

Home Furnishing — 0.0%
Harman International Industries, Inc.	2,469	93,921
Whirlpool Corp.	2,413	114,497

		208,418

Household Products — 0.3%
Avery Dennison Corp.	1,215	34,846
The Clorox Co.	4,943	329,006
Fortune Brands, Inc.	1,263	64,704
Kimberly-Clark Corp.	13,755	1,011,818

		1,440,374

Housewares — 0.0%
Newell Rubbermaid, Inc.	638	10,304

Insurance — 2.3%
ACE Ltd.	13,100	918,572
Aflac, Inc.	12,872	556,843
The Allstate Corp.	8,235	225,721
American International Group, Inc. (a)	5,946	137,947
Aon Corp.	7,635	357,318
Assurant, Inc.	5,396	221,560
Berkshire Hathaway, Inc. Class B (a)	54,496	4,158,045
The Chubb Corp.	9,220	638,208
Cincinnati Financial Corp.	3,719	113,281
Genworth Financial, Inc. Class A (a)	42,129	275,945
The Hartford Financial Services Group, Inc.	8,252	134,095
Lincoln National Corp.	20,451	397,158
Loews Corp.	9,983	375,860
Marsh & McLennan Cos., Inc.	11,413	360,879
MetLife, Inc.	36,290	1,131,522
Principal Financial Group, Inc.	8,529	209,813
The Progressive Corp.	24,514	478,268
Prudential Financial, Inc.	10,527	527,613
Torchmark Corp.	15,655	679,271
The Travelers Cos., Inc.	11,197	662,527
Unum Group	21,831	459,979
XL Group PLC	6,688	132,222

		13,152,647

Internet — 1.1%
Akamai Technologies, Inc. (a)	3,026	97,679
Amazon.com, Inc. (a)	1,070	185,217
eBay, Inc. (a)	12,577	381,460
Expedia, Inc.	9,867	286,340
F5 Networks, Inc. (a)	1,100	116,732
Google, Inc. Class A (a)	4,930	3,184,287
Netflix, Inc. (a)	4,279	296,492

	Number of Shares	Value
Priceline.com, Inc. (a)	1,931	$903,148
Symantec Corp. (a)	32,255	504,791
TripAdvisor, Inc. (a)	67	1,689
VeriSign, Inc.	2,191	78,263
Yahoo!, Inc. (a)	11,129	179,511

		6,215,609

Iron & Steel — 0.1%
AK Steel Holding Corp.	3,485	28,786
Allegheny Technologies, Inc.	445	21,271
Cliffs Natural Resources, Inc.	8,946	557,783
Nucor Corp.	3,056	120,926
United States Steel Corp.	342	9,049

		737,815

Leisure Time — 0.1%
Carnival Corp.	8,964	292,585
Harley-Davidson, Inc.	7,702	299,377

		591,962

Lodging — 0.2%
Marriott International, Inc. Class A	3,669	107,025
Starwood Hotels & Resorts Worldwide, Inc.	2,015	96,660
Wyndham Worldwide Corp.	15,909	601,837
Wynn Resorts Ltd.	3,998	441,739

		1,247,261

Machinery – Construction & Mining — 0.4%
Caterpillar, Inc.	19,355	1,753,563
Ingersoll-Rand PLC	9,600	292,512
Joy Global, Inc.	3,100	232,407

		2,278,482

Machinery – Diversified — 0.3%
Cummins, Inc.	5,565	489,831
Deere & Co.	3,050	235,918
Eaton Corp.	2,738	119,185
Flowserve Corp.	480	47,674
Rockwell Automation, Inc.	3,033	222,531
Roper Industries, Inc.	2,563	222,648
Xylem, Inc.	3,355	86,190

		1,423,977

Manufacturing — 2.0%
3M Co.	9,922	810,925
Danaher Corp.	4,356	204,906
Dover Corp.	2,373	137,753
General Electric Co.	380,086	6,807,340
Honeywell International, Inc.	19,182	1,042,542
Illinois Tool Works, Inc.	6,955	324,868
ITT Corp.	1,677	32,416
Leggett & Platt, Inc.	3,786	87,230
Pall Corp.	2,761	157,791
Parker Hannifin Corp.	9,248	705,160

The accompanying notes are an integral part of the financial statements.

21

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Textron, Inc.	26,972	$498,712
Tyco International Ltd.	14,300	667,953

		11,477,596

Media — 2.2%
Cablevision Systems Corp. Class A	9,100	129,402
CBS Corp. Class B	24,857	674,619
Comcast Corp. Class A	96,512	2,288,300
DIRECTV Class A (a)	21,128	903,433
Discovery Communications, Inc. Series A (a)	11,700	479,349
Gannett Co., Inc.	50,412	674,008
The McGraw-Hill Cos., Inc.	5,548	249,494
News Corp. Class A	95,267	1,699,563
Scripps Networks Interactive Class A	6,572	278,784
Time Warner Cable, Inc.	15,626	993,345
Time Warner, Inc.	46,815	1,691,894
Viacom, Inc. Class B	28,710	1,303,721
The Walt Disney Co.	24,012	900,450
The Washington Post Co. Class B	42	15,826

		12,282,188

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp.	396	65,257

Mining — 0.5%
Alcoa, Inc.	60,426	522,685
Freeport-McMoRan Copper & Gold, Inc.	37,864	1,393,016
Newmont Mining Corp.	14,570	874,346
Titanium Metals Corp.	2,163	32,402
Vulcan Materials Co.	1,665	65,518

		2,887,967

Office Equipment/Supplies — 0.3%
Pitney Bowes, Inc.	58,289	1,080,678
Xerox Corp.	82,245	654,670

		1,735,348

Oil & Gas — 6.6%
Anadarko Petroleum Corp.	6,238	476,147
Apache Corp.	11,391	1,031,797
Cabot Oil & Gas Corp.	787	59,733
Chesapeake Energy Corp.	16,490	367,562
Chevron Corp.	80,518	8,567,115
ConocoPhillips	70,839	5,162,038
Denbury Resources, Inc. (a)	374	5,647
Devon Energy Corp.	11,347	703,514
Diamond Offshore Drilling, Inc.	19,178	1,059,776
EOG Resources, Inc.	154	15,171
EQT Corp.	3,497	191,601
Exxon Mobil Corp.	149,437	12,666,280
Helmerich & Payne, Inc.	6,600	385,176
Hess Corp.	7,332	416,458
Marathon Oil Corp.	41,827	1,224,276

	Number of Shares	Value
Marathon Petroleum Corp.	25,213	$839,341
Murphy Oil Corp.	5,011	279,313
Nabors Industries Ltd. (a)	24,165	419,021
Newfield Exploration Co. (a)	200	7,546
Noble Corp. (a)	200	6,044
Noble Energy, Inc.	2,148	202,750
Occidental Petroleum Corp.	12,405	1,162,348
Pioneer Natural Resources Co.	181	16,196
QEP Resources, Inc.	4,089	119,808
Range Resources Corp.	99	6,132
Rowan Companies, Inc. (a)	299	9,069
Southwestern Energy Co. (a)	1,600	51,104
Sunoco, Inc.	376	15,423
Tesoro Corp. (a)	43,987	1,027,536
Valero Energy Corp.	40,300	848,315

		37,342,237

Oil & Gas Services — 0.6%
Baker Hughes, Inc.	1,531	74,468
Cameron International Corp. (a)	106	5,214
FMC Technologies, Inc. (a)	640	33,427
Halliburton Co.	17,767	613,139
National Oilwell Varco, Inc.	25,894	1,760,533
Schlumberger Ltd.	17,264	1,179,304

		3,666,085

Packaging & Containers — 0.3%
Ball Corp.	3,302	117,914
Bemis Co., Inc.	596	17,928
Owens-IIlinois, Inc. (a)	10,316	199,924
Sealed Air Corp.	82,453	1,419,016

		1,754,782

Pharmaceuticals — 4.5%
Abbott Laboratories	60,122	3,380,660
Allergan, Inc.	365	32,025
AmerisourceBergen Corp.	13,807	513,482
Bristol-Myers Squibb Co.	69,167	2,437,445
Cardinal Health, Inc.	15,078	612,318
DENTSPLY International, Inc.	5,056	176,909
Eli Lilly & Co.	56,714	2,357,034
Express Scripts, Inc. (a)	12,686	566,937
Forest Laboratories, Inc. (a)	25,316	766,062
Gilead Sciences, Inc. (a)	31,635	1,294,821
Hospira, Inc. (a)	3,917	118,959
Mead Johnson Nutrition Co.	8,612	591,903
Medco Health Solutions, Inc. (a)	11,313	632,397
Merck & Co., Inc.	110,883	4,180,289
Mylan, Inc. (a)	4,047	86,849
Patterson Cos., Inc.	4,086	120,619
Pfizer, Inc.	332,892	7,203,783
Watson Pharmaceuticals, Inc. (a)	6,356	383,521

		25,456,013

The accompanying notes are an integral part of the financial statements.

22

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pipelines — 0.3%
El Paso Corp.	2,290	$60,845
ONEOK, Inc.	1,600	138,704
Spectra Energy Corp.	10,564	324,843
The Williams Cos., Inc.	34,748	1,147,379

		1,671,771

Real Estate — 0.0%
CBRE Group, Inc. (a)	87	1,324

Real Estate Investment Trusts (REITS) — 0.8%
Apartment Investment & Management Co. Class A	2,885	66,095
AvalonBay Communities, Inc.	1,971	257,413
Boston Properties, Inc.	1,533	152,687
Equity Residential	6,056	345,374
HCP, Inc.	8,335	345,319
Health Care REIT, Inc.	6,172	336,559
Host Hotels & Resorts, Inc.	8,037	118,707
Kimco Realty Corp.	7,667	124,512
Plum Creek Timber Co., Inc.	3,763	137,575
ProLogis, Inc.	5,638	161,190
Public Storage	2,493	335,209
Simon Property Group, Inc.	9,225	1,189,472
Ventas, Inc.	7,325	403,827
Vornado Realty Trust	5,073	389,911
Weyerhaeuser Co.	426	7,953

		4,371,803

Retail — 3.7%
Abercrombie & Fitch Co. Class A	334	16,313
AutoNation, Inc. (a)	199	7,337
AutoZone, Inc. (a)	1,994	647,990
Bed Bath & Beyond, Inc. (a)	8,964	519,643
Best Buy Co., Inc.	35,092	820,100
Big Lots, Inc. (a)	2,304	86,999
CarMax, Inc. (a)	500	15,240
Coach, Inc.	3,955	241,413
Costco Wholesale Corp.	7,076	589,572
CVS Caremark Corp.	40,564	1,654,200
Darden Restaurants, Inc.	654	29,809
Family Dollar Stores, Inc.	3,635	209,594
GameStop Corp. Class A (a)	50,751	1,224,622
The Gap, Inc.	10,790	200,155
The Home Depot, Inc.	57,907	2,434,410
J.C. Penney Co., Inc.	2,229	78,349
Kohl’s Corp.	9,730	480,175
Limited Brands, Inc.	9,350	377,273
Lowe’s Cos., Inc.	42,395	1,075,985
Macy’s, Inc.	22,551	725,691
McDonald’s Corp.	24,230	2,430,996
Nordstrom, Inc.	4,908	243,977
O’Reilly Automotive, Inc. (a)	5,873	469,546
Orchard Supply Hardware Stores Corp. Class A (a) (b)	29	109

	Number of Shares	Value
Ross Stores, Inc.	1,492	$70,915
Sears Holdings Corp. (a)	654	20,784
Staples, Inc.	17,565	243,978
Starbucks Corp.	2,077	95,563
Target Corp.	24,686	1,264,417
Tiffany & Co.	602	39,889
The TJX Cos., Inc.	1,653	106,701
Urban Outfitters, Inc. (a)	1,500	41,340
Wal-Mart Stores, Inc.	52,222	3,120,787
Walgreen Co.	16,657	550,680
Yum! Brands, Inc.	13,735	810,502

		20,945,054

Savings & Loans — 0.0%
Hudson City Bancorp, Inc.	7,930	49,563
People’s United Financial, Inc.	5,451	70,045

		119,608

Semiconductors — 1.5%
Advanced Micro Devices, Inc. (a)	8,757	47,288
Altera Corp.	186	6,901
Analog Devices, Inc.	3,754	134,318
Applied Materials, Inc.	59,239	634,450
Broadcom Corp. Class A (a)	5,264	154,551
Intel Corp.	194,023	4,705,058
KLA-Tencor Corp.	8,189	395,119
Linear Technology Corp.	4,205	126,276
LSI Corp. (a)	26,028	154,867
MEMC Electronic Materials, Inc. (a)	2,087	8,223
Microchip Technology, Inc.	3,421	125,311
Micron Technology, Inc. (a)	7,117	44,766
Novellus Systems, Inc. (a)	1,854	76,552
NVIDIA Corp. (a)	31,526	436,950
Teradyne, Inc. (a)	47,850	652,195
Texas Instruments, Inc.	11,774	342,741
Xilinx, Inc.	7,556	242,245

		8,287,811

Software — 2.6%
Adobe Systems, Inc. (a)	15,040	425,181
Autodesk, Inc. (a)	2,737	83,013
BMC Software, Inc. (a)	19,812	649,437
CA, Inc.	32,573	658,463
Cerner Corp. (a)	1,200	73,500
Citrix Systems, Inc. (a)	3,277	198,980
Compuware Corp. (a)	3,507	29,178
The Dun & Bradstreet Corp.	896	67,048
Electronic Arts, Inc. (a)	4,737	97,582
Fidelity National Information Services, Inc.	6,600	175,494
Fiserv, Inc. (a)	6,738	395,790
Intuit, Inc.	4,450	234,026
Microsoft Corp.	257,195	6,676,782
Oracle Corp.	162,557	4,169,587

The accompanying notes are an integral part of the financial statements.

23

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Red Hat, Inc. (a)	6,821	$281,639
Salesforce.com, Inc. (a)	1,961	198,963

		14,414,663

Telecommunications — 3.4%
American Tower Corp. Class A	89	5,341
AT&T, Inc.	169,609	5,128,976
CenturyLink, Inc.	18,228	678,082
Cisco Systems, Inc.	221,142	3,998,247
Corning, Inc.	61,267	795,246
Frontier Communications Corp.	56	288
Harris Corp.	2,770	99,831
JDS Uniphase Corp. (a)	7,623	79,584
Juniper Networks, Inc. (a)	3,389	69,170
MetroPCS Communications, Inc. (a)	2,274	19,738
Motorola Mobility Holdings, Inc. (a)	6,220	241,336
Motorola Solutions, Inc.	14,637	677,547
QUALCOMM, Inc.	41,900	2,291,930
Sprint Nextel Corp. (a)	89,273	208,899
Tellabs, Inc.	4,904	19,812
Verizon Communications, Inc.	115,755	4,644,091
Windstream Corp.	12,256	143,885

		19,102,003

Textiles — 0.0%
Cintas Corp.	278	9,677

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	7,261	231,553
Mattel, Inc.	9,990	277,323

		508,876

Transportation — 1.1%
C.H. Robinson Worldwide, Inc.	1,920	133,978
CSX Corp.	37,107	781,473
Expeditors International of Washington, Inc.	2,026	82,985
FedEx Corp.	4,980	415,880
Norfolk Southern Corp.	17,613	1,283,283
Ryder System, Inc.	1,438	76,415
Union Pacific Corp.	7,276	770,819
United Parcel Service, Inc. Class B	35,430	2,593,122

		6,137,955

TOTAL COMMON STOCK (Cost $246,337,885)		347,874,024

PREFERRED STOCK — 0.0%
Retail — 0.0%
Orchard Supply Hardware Stores Corp. Series A (a) (b)	29	109

		Value

TOTAL PREFERRED STOCK (Cost $129)		$109

TOTAL EQUITIES (Cost $246,338,014)		347,874,133

	Principal Amount
BONDS & NOTES — 37.5%

CORPORATE DEBT — 13.0%
Advertising — 0.1%
WPP Finance 8.000% 9/15/14	$430,000	478,981
WPP Finance (c) 4.750% 11/21/21	85,000	84,381

		563,362

Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc. (c) 6.375% 6/01/19	255,000	285,286
Goodrich Corp. 6.125% 3/01/19	110,000	133,786
L-3 Communications Corp. 4.750% 7/15/20	25,000	24,701
L-3 Communications Corp. 6.375% 10/15/15	227,000	232,675
Lockheed Martin Corp. 5.500% 11/15/39	40,000	43,215
United Technologies Corp. 6.125% 7/15/38	80,000	100,103

		819,766

Agriculture — 0.0%
Philip Morris International, Inc. 6.375% 5/16/38	35,000	45,629

Auto Manufacturers — 0.0%
Daimler Finance NA LLC (c) 2.625% 9/15/16	200,000	198,831

Banks — 0.8%
Associated Banc-Corp. 5.125% 3/28/16	350,000	360,748
Bank of America Corp. 3.625% 3/17/16	200,000	184,356
Bank of America Corp. 4.500% 4/01/15	175,000	168,873
Bank of America Corp. Series L 5.650% 5/01/18	320,000	304,881

The accompanying notes are an integral part of the financial statements.

24

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Barclays Bank PLC 5.200% 7/10/14	$100,000	$103,082
Barclays Bank PLC 6.750% 5/22/19	240,000	266,070
Capital One Financial Corp. 2.125% 7/15/14	125,000	123,398
Capital One Financial Corp. 7.375% 5/23/14	170,000	186,781
Credit Suisse AG 5.400% 1/14/20	365,000	344,255
Credit Suisse New York 5.500% 5/01/14	125,000	129,927
Deutsche Bank AG 3.250% 1/11/16	240,000	243,274
First Horizon National Corp. 5.375% 12/15/15	325,000	328,982
ICICI Bank Ltd. (c) 4.750% 11/25/16	225,000	213,782
ICICI Bank Ltd. (c) 5.500% 3/25/15	340,000	340,088
PNC Funding Corp. 4.375% 8/11/20	430,000	464,932
The Royal Bank of Scotland PLC (c) 4.875% 8/25/14	265,000	259,297
The Toronto-Dominion Bank 2.375% 10/19/16	250,000	254,397
UBS AG 5.750% 4/25/18	275,000	284,921
Wachovia Bank NA 6.600% 1/15/38	50,000	56,702

		4,618,746

Beverages — 0.0%
Anheuser-Busch Cos. LLC 6.500% 2/01/43	25,000	33,562

Biotechnology — 0.1%
Amgen, Inc. 3.875% 11/15/21	325,000	327,962
Amgen, Inc. 5.150% 11/15/41	225,000	233,254

		561,216

Building Materials — 0.3%
CRH America, Inc. 8.125% 7/15/18	45,000	51,346
Lafarge SA (c) 6.200% 7/09/15	550,000	559,723
Masco Corp. 4.800% 6/15/15	560,000	555,603
Masco Corp. 7.125% 8/15/13	200,000	208,226
Masco Corp. 7.125% 3/15/20	45,000	45,415

	Principal Amount	Value
Owens Corning, Inc. 9.000% 6/15/19	$55,000	$65,618

		1,485,931

Chemicals — 0.4%
Airgas, Inc. 4.500% 9/15/14	100,000	105,956
Ashland, Inc. 9.125% 6/01/17	40,000	44,600
Braskem Finance Ltd. (c) 5.750% 4/15/21	225,000	223,312
Cytec Industries, Inc. 8.950% 7/01/17	75,000	89,718
The Dow Chemical Co. 8.550% 5/15/19	65,000	85,041
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	30,000	36,668
Ecolab, Inc. 4.350% 12/08/21	75,000	80,092
Incitiec Pivot Ltd (c) 4.000% 12/07/15	300,000	306,135
Lyondell Chemical Co. 8.000% 11/01/17	40,000	43,700
Nova Chemicals Corp. FRN 3.783% 11/15/13	1,000,000	985,000
RPM International, Inc. 6.250% 12/15/13	325,000	346,602
Valspar Corp. 7.250% 6/15/19	125,000	151,629

		2,498,453

Coal — 0.0%
Consol Energy, Inc. 8.250% 4/01/20	35,000	38,675

Commercial Services — 0.1%
Brambles USA, Inc. (c) 3.950% 4/01/15	250,000	258,543
Deluxe Corp. 7.375% 6/01/15	95,000	96,188
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	240,000	232,200
ERAC USA Finance LLC (c) 6.700% 6/01/34	78,000	88,180

		675,111

Computers — 0.1%
Brocade Communications Systems, Inc. 6.625% 1/15/18	40,000	41,600
Brocade Communications Systems, Inc. 6.875% 1/15/20	20,000	21,300
HP Enterprise Services LLC Series B 6.000% 8/01/13	310,000	328,623

The accompanying notes are an integral part of the financial statements.

25

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
International Business Machines Corp. 5.600% 11/30/39	$140,000	$179,855

		571,378

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	45,000	59,275

Diversified Financial — 1.9%
American Express Co. 6.150% 8/28/17	230,000	263,041
American Express Co. 7.250% 5/20/14	120,000	134,013
American Express Co. 8.125% 5/20/19	135,000	174,538
American General Finance Corp. 6.500% 9/15/17	225,000	156,375
The Bear Stearns Cos., Inc. 7.250% 2/01/18	550,000	644,793
BlackRock, Inc. 5.000% 12/10/19	90,000	98,217
BlackRock, Inc. 6.250% 9/15/17	225,000	261,767
Boeing Capital Corp. Ltd. 6.500% 2/15/12	440,000	443,312
Citigroup, Inc. 4.750% 5/19/15	10,000	10,128
Citigroup, Inc. 5.375% 8/09/20	245,000	251,926
Citigroup, Inc. 5.500% 10/15/14	185,000	190,189
Citigroup, Inc. 5.500% 2/15/17	500,000	503,774
Citigroup, Inc. 6.375% 8/12/14	370,000	388,323
Citigroup, Inc. 8.125% 7/15/39	90,000	110,190
Citigroup, Inc. 8.500% 5/22/19	145,000	170,677
Eaton Vance Corp. 6.500% 10/02/17	85,000	95,396
Ford Motor Credit Co. LLC 3.875% 1/15/15	1,175,000	1,170,615
Ford Motor Credit Co. LLC 8.700% 10/01/14	130,000	145,158
General Electric Capital Corp. 3.350% 10/17/16	410,000	426,974
General Electric Capital Corp. 4.625% 1/07/21	225,000	233,427
General Electric Capital Corp. 5.300% 2/11/21	325,000	347,409
General Electric Capital Corp. 5.900% 5/13/14	300,000	328,546

	Principal Amount	Value
General Electric Capital Corp. 6.000% 8/07/19	$145,000	$166,551
General Electric Capital Corp. 6.875% 1/10/39	260,000	311,488
The Goldman Sachs Group, Inc. 3.625% 2/07/16	120,000	115,947
The Goldman Sachs Group, Inc. 5.150% 1/15/14	775,000	789,751
The Goldman Sachs Group, Inc. 5.375% 3/15/20	225,000	222,080
The Goldman Sachs Group, Inc. 5.625% 1/15/17	455,000	446,169
The Goldman Sachs Group, Inc. 6.250% 2/01/41	125,000	122,629
Janus Capital Group, Inc. 6.700% 6/15/17	255,000	270,602
JP Morgan Chase & Co. 3.450% 3/01/16	80,000	81,276
JP Morgan Chase & Co 4.950% 3/25/20	50,000	53,143
JP Morgan Chase & Co. 5.600% 7/15/41	195,000	204,158
Lazard Group LLC 6.850% 6/15/17	100,000	104,897
Merrill Lynch & Co., Inc. 5.450% 2/05/13	100,000	100,727
Merrill Lynch & Co., Inc. 7.750% 5/14/38	95,000	90,262
Morgan Stanley 3.800% 4/29/16	150,000	138,197
Morgan Stanley 5.450% 1/09/17	265,000	255,132
Morgan Stanley 5.625% 9/23/19	235,000	217,629
SLM Corp. 5.000% 10/01/13	230,000	230,000
SLM Corp. 6.250% 1/25/16	100,000	97,248
TD Ameritrade Holding Corp. 4.150% 12/01/14	90,000	95,120

		10,661,794

Electric — 0.8%
Allegheny Energy Supply Co. LLC (c) 8.250% 4/15/12	275,000	279,965
Ameren Corp. 8.875% 5/15/14	345,000	386,595
CMS Energy Corp. 2.750% 5/15/14	40,000	39,505
CMS Energy Corp. 5.050% 2/15/18	400,000	399,001
CMS Energy Corp. 6.250% 2/01/20	45,000	47,255

The accompanying notes are an integral part of the financial statements.

26

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
IPALCO Enterprises, Inc. 5.000% 5/01/18	$100,000	$98,000
Kansas Gas & Electric Co. 5.647% 3/29/21	240,554	256,281
LG&E and KU Energy LLC (c) 4.375% 10/01/21	275,000	280,498
MidAmerican Energy Holdings Co. 5.950% 5/15/37	330,000	389,963
Mirant Mid-Atlantic LLC, Series 2001, Class A 8.625% 6/30/12	69,844	71,241
Monongahela Power Co. 6.700% 6/15/14	400,000	443,540
Nevada Power Co. Series N 6.650% 4/01/36	135,000	180,873
Nisource Finance Corp. 5.800% 2/01/42	175,000	183,052
NRG Energy, Inc. 8.500% 6/15/19	175,000	177,625
Oncor Electric Delivery Co. 6.800% 9/01/18	15,000	18,242
Oncor Electric Delivery Co. 7.500% 9/01/38	40,000	56,420
Pacific Gas & Electric Co. 5.800% 3/01/37	120,000	146,151
PPL Energy Supply LLC 6.300% 7/15/13	350,000	373,939
Tenaska Oklahoma (c) 6.528% 12/30/14	216,729	210,006
Tri-State Generation & Transmission Association, Series 2003, Class A (c) 6.040% 1/31/18	263,397	290,724
Virginia Electric and Power Co. 6.350% 11/30/37	150,000	200,213
Wisconsin Public Service Corp. 5.650% 11/01/17	225,000	264,684

		4,793,773

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	510,000	516,375

Electronics — 0.1%
Amphenol Corp. 4.750% 11/15/14	100,000	107,147
Arrow Electronics, Inc. 6.000% 4/01/20	220,000	235,874
FLIR Systems, Inc. 3.750% 9/01/16	275,000	273,964
PerkinElmer, Inc. 5.000% 11/15/21	150,000	151,784

		768,769

	Principal Amount	Value
Entertainment — 0.1%
International Game Technology 5.500% 6/15/20	$125,000	$130,370
Peninsula Gaming LLC 8.375% 8/15/15	280,000	296,800

		427,170

Environmental Controls — 0.1%
Republic Services, Inc. 3.800% 5/15/18	140,000	145,018
Republic Services, Inc. 5.250% 11/15/21	25,000	28,347
Xylem, Inc. (c) 3.550% 9/20/16	200,000	206,232
Xylem, Inc. (c) 4.875% 10/01/21	100,000	105,976

		485,573

Foods — 0.2%
ConAgra Foods, Inc. 7.000% 4/15/19	195,000	229,289
Kraft Foods, Inc. 4.125% 2/09/16	280,000	304,004
Kraft Foods, Inc. 6.500% 2/09/40	90,000	117,085
Ralcorp Holdings, Inc. 4.950% 8/15/20	150,000	152,911
Ralcorp Holdings, Inc. 6.625% 8/15/39	275,000	283,162

		1,086,451

Forest Products & Paper — 0.1%
International Paper Co. 4.750% 2/15/22	100,000	106,295
International Paper Co. 7.300% 11/15/39	110,000	133,813
International Paper Co. 9.375% 5/15/19	70,000	90,963
The Mead Corp. 7.550% 3/01/47	260,000	253,285
Rock-Tenn Co. 5.625% 3/15/13	105,000	108,150
Rock-Tenn Co. 9.250% 3/15/16	100,000	106,000
Verso Paper Holdings LLC 11.500% 7/01/14	31,000	31,620

		830,126

Health Care – Products — 0.2%
Boston Scientific Corp. 4.500% 1/15/15	680,000	713,601
Boston Scientific Corp. 6.000% 1/15/20	170,000	189,778

The accompanying notes are an integral part of the financial statements.

27

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Johnson & Johnson 5.850% 7/15/38	$40,000	$54,007

		957,386

Health Care – Services — 0.1%
Apria Healthcare Group, Inc. 11.250% 11/01/14	80,000	82,600
Cigna Corp. 2.750% 11/15/16	175,000	174,616
Cigna Corp. 5.125% 6/15/20	100,000	107,824
Roche Holdings, Inc. (c) 6.000% 3/01/19	60,000	72,925
WellPoint, Inc. 4.350% 8/15/20	275,000	297,067

		735,032

Holding Company – Diversified — 0.3%
Hutchison Whampoa International Ltd. (c) 5.750% 9/11/19	220,000	246,435
Leucadia National Corp. 7.750% 8/15/13	1,150,000	1,200,312

		1,446,747

Home Builders — 0.0%
Toll Brothers Finance Corp. 4.950% 3/15/14	30,000	30,711

Home Furnishing — 0.0%
Whirlpool Corp. 8.600% 5/01/14	90,000	100,452

Household Products — 0.0%
Church & Dwight Co., Inc. 3.350% 12/15/15	150,000	156,267

Housewares — 0.0%
Toro Co. 7.800% 6/15/27	165,000	192,544

Insurance — 0.5%
Aflac, Inc. 8.500% 5/15/19	110,000	134,811
The Allstate Corp. 5.550% 5/09/35	150,000	160,978
The Allstate Corp. 7.450% 5/16/19	35,000	42,554
American International Group, Inc. 3.650% 1/15/14	55,000	53,416
CNA Financial Corp. 7.350% 11/15/19	180,000	200,610
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	290,000	291,405
Lincoln National Corp. 4.300% 6/15/15	100,000	103,565

	Principal Amount	Value
Lincoln National Corp. 6.300% 10/09/37	$220,000	$226,699
Lincoln National Corp. 7.000% 6/15/40	105,000	118,706
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	200,000	218,913
MetLife, Inc. Series A 6.817% 8/15/18	45,000	53,529
Principal Financial Group, Inc. 8.875% 5/15/19	120,000	149,405
Prudential Financial, Inc. 3.875% 1/14/15	210,000	217,511
Prudential Financial, Inc. 4.500% 11/15/20	125,000	125,693
Prudential Financial, Inc. 4.750% 9/17/15	375,000	395,960
Prudential Financial, Inc. 6.200% 11/15/40	75,000	78,480
The Travelers Cos., Inc. 6.250% 6/15/37	125,000	155,434

		2,727,669

Internet — 0.1%
Expedia, Inc. 7.456% 8/15/18	300,000	337,927

Investment Companies — 0.0%
Xstrata Finance Canada (c) 5.800% 11/15/16	195,000	212,721

Iron & Steel — 0.5%
Allegheny Technologies, Inc. 5.950% 1/15/21	150,000	159,434
Allegheny Technologies, Inc. 9.375% 6/01/19	180,000	229,874
ArcelorMittal 3.750% 8/05/15	250,000	238,994
ArcelorMittal 5.250% 8/05/20	285,000	258,798
ArcelorMittal 9.000% 2/15/15	555,000	613,600
Reliance Steel & Aluminum Co. 6.200% 11/15/16	245,000	262,577
Reliance Steel & Aluminum Co. 6.850% 11/15/36	255,000	254,548
Steel Dynamics, Inc. 7.375% 11/01/12	695,000	723,669

		2,741,494

Lodging — 0.2%
Choice Hotels International, Inc. 5.700% 8/28/20	250,000	259,956
Marriott International, Inc. 5.810% 11/10/15	70,000	78,649

The accompanying notes are an integral part of the financial statements.

28

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Marriott International, Inc. 6.200% 6/15/16	$455,000	$511,396
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	33,000	34,073
Wyndham Worldwide Corp. 6.000% 12/01/16	45,000	48,528
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750% 8/15/20	50,000	55,500

		988,102

Machinery – Diversified — 0.1%
Roper Industries, Inc. 6.625% 8/15/13	420,000	449,845

Manufacturing — 0.1%
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	180,000	218,031
Tyco Electronics Group SA 6.550% 10/01/17	200,000	231,040

		449,071

Media — 0.6%
CBS Corp. 7.875% 7/30/30	210,000	267,161
Comcast Corp. 6.400% 5/15/38	175,000	210,251
NBCUniversal Media LLC 6.400% 4/30/40	20,000	24,588
News America, Inc. 6.900% 8/15/39	100,000	115,596
Scholastic Corp. 5.000% 4/15/13	320,000	320,800
Thomson Corp. 5.700% 10/01/14	650,000	719,304
Time Warner Cable, Inc. 4.000% 9/01/21	150,000	151,759
Time Warner Cable, Inc. 6.750% 6/15/39	110,000	129,989
Time Warner Cable, Inc. 7.500% 4/01/14	270,000	302,307
Time Warner Cable, Inc. 8.250% 4/01/19	45,000	56,521
Time Warner Cable, Inc. 8.750% 2/14/19	65,000	83,000
Time Warner, Inc. 4.700% 1/15/21	125,000	134,590
Time Warner, Inc. 6.100% 7/15/40	150,000	175,850
Time Warner, Inc. 6.250% 3/29/41	225,000	269,764

	Principal Amount	Value
Viacom, Inc. 6.250% 4/30/16	$195,000	$226,354

		3,187,834

Metal Fabricate & Hardware — 0.0%
The Timken Co. 6.000% 9/15/14	125,000	135,275

Mining — 0.3%
Newcrest Finance Property Ltd. (c) 4.450% 11/15/21	250,000	246,592
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	255,000	348,017
Teck Resources Ltd. 7.000% 9/15/12	325,000	337,365
Teck Resources Ltd. 10.750% 5/15/19	50,000	61,000
Vale Overseas Ltd. 6.250% 1/23/17	305,000	343,710
Vale Overseas Ltd. 6.875% 11/10/39	80,000	91,632
Xstrata Canada Financial Corp. (c) 2.850% 11/10/14	225,000	226,149

		1,654,465

Office Equipment/Supplies — 0.1%
Xerox Corp. 4.250% 2/15/15	150,000	158,099
Xerox Corp. 5.500% 5/15/12	225,000	228,731
Xerox Corp. 5.625% 12/15/19	10,000	10,924

		397,754

Office Furnishings — 0.1%
Steelcase, Inc. 6.375% 2/15/21	400,000	425,070

Oil & Gas — 0.9%
Anadarko Petroleum Corp. 6.375% 9/15/17	485,000	562,180
Anadarko Petroleum Corp. 6.450% 9/15/36	135,000	153,914
ConocoPhillips 6.500% 2/01/39	110,000	152,159
Devon Energy Corp. 5.600% 7/15/41	175,000	210,407
EQT Corp. 4.875% 11/15/21	110,000	111,039
Motiva Enterprises LLC (c) 5.750% 1/15/20	215,000	249,867
Motiva Enterprises LLC (c) 6.850% 1/15/40	170,000	219,795
Nexen, Inc. 7.500% 7/30/39	25,000	29,970

The accompanying notes are an integral part of the financial statements.

29

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Noble Holding International Ltd. 7.375% 3/15/14	$450,000	$501,805
Pemex Project Funding Master Trust 6.625% 6/15/38	37,000	41,903
PetroBakken Energy Ltd., Convertible (d) 3.125% 2/08/16	300,000	277,500
Petrobras International Finance Co. 3.875% 1/27/16	215,000	221,495
Petrobras International Finance Co. 5.375% 1/27/21	240,000	252,144
Petrobras International Finance Co. 6.750% 1/27/41	100,000	114,913
Petroleos Mexicanos 5.500% 1/21/21	285,000	309,225
Pioneer Natural Resources Co. 5.875% 7/15/16	240,000	261,190
Rowan Cos., Inc. 5.000% 9/01/17	160,000	168,121
Shell International Finance BV 5.500% 3/25/40	75,000	93,717
Talisman Energy, Inc. 7.750% 6/01/19	205,000	252,778
Tesoro Corp. 6.500% 6/01/17	215,000	220,375
Transocean, Inc. 5.050% 12/15/16	200,000	204,215
Valero Energy Corp. 4.500% 2/01/15	235,000	251,431
Valero Energy Corp. 6.125% 2/01/20	200,000	222,465

		5,082,608

Oil & Gas Services — 0.1%
Baker Hughes, Inc. 5.125% 9/15/40	200,000	233,861
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	250,000	251,563
Hornbeck Offshore Services, Inc., Convertible 1.625% 11/15/26	171,000	171,855

		657,279

Packaging & Containers — 0.1%
Packaging Corporation of America 5.750% 8/01/13	115,000	121,190
Sealed Air Corp. (c) 5.625% 7/15/13	200,000	207,852
Sonoco Products Co. 4.375% 11/01/21	125,000	129,472

		458,514

Pharmaceuticals — 0.2%
Abbott Laboratories 5.600% 11/30/17	125,000	149,269

	Principal Amount	Value
Eli Lilly & Co. 5.950% 11/15/37	$40,000	$51,396
Express Scripts, Inc. 6.250% 6/15/14	310,000	337,880
McKesson Corp. 4.750% 3/01/21	150,000	169,942
McKesson Corp. 6.000% 3/01/41	125,000	159,771
Merck & Co., Inc. 5.850% 6/30/39	45,000	58,679
Mylan, Inc. (c) 7.625% 7/15/17	45,000	49,106

		976,043

Pipelines — 1.0%
Boardwalk Pipelines LLC 5.500% 2/01/17	175,000	190,817
CenterPoint Energy Resources Corp. 4.500% 1/15/21	100,000	105,912
CenterPoint Energy Resources Corp. 5.850% 1/15/41	100,000	115,246
DCP Midstream LLC (c) 9.750% 3/15/19	20,000	26,072
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	125,000	127,966
Enogex LLC (c) 6.875% 7/15/14	590,000	645,880
Enterprise Products Operating LP 3.200% 2/01/16	100,000	103,528
Enterprise Products Operating LP 5.950% 2/01/41	275,000	308,235
Gulf South Pipeline Co. LP (c) 5.050% 2/01/15	150,000	161,137
Kern River Funding Corp. (c) 4.893% 4/30/18	411,219	449,499
Kinder Morgan Energy Partners LP 6.000% 2/01/17	130,000	147,131
Kinder Morgan Energy Partners LP 6.500% 2/01/37	120,000	132,140
Kinder Morgan Energy Partners LP 6.950% 1/15/38	10,000	11,295
Kinder Morgan Finance Co. LLC (c) 6.000% 1/15/18	150,000	152,625
NGPL PipeCo LLC (c) 6.514% 12/15/12	475,000	479,818
ONEOK Partners LP 3.250% 2/01/16	100,000	102,934
ONEOK Partners LP 6.125% 2/01/41	250,000	288,027
Rockies Express Pipeline LLC (c) 6.250% 7/15/13	350,000	369,363

The accompanying notes are an integral part of the financial statements.

30

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Rockies Express Pipeline LLC (c) 6.850% 7/15/18	$225,000	$232,470
Southern Natural Gas Co. (c) 5.900% 4/01/17	250,000	285,718
Texas Eastern Transmission LP (c) 6.000% 9/15/17	175,000	206,941
TransCanada PipeLines Ltd. 6.200% 10/15/37	125,000	155,798
Transcontinental Gas Pipe Line Co. LLC 8.875% 7/15/12	350,000	364,064
Williams Partners LP 5.250% 3/15/20	365,000	404,043

		5,566,659

Real Estate — 0.1%
AMB Property LP 4.500% 8/15/17	175,000	174,666
Brookfield Asset Management, Inc. 7.125% 6/15/12	125,000	128,006

		302,672

Real Estate Investment Trusts (REITS) — 0.1%
Boston Properties LP 3.700% 11/15/18	100,000	102,108
Boston Properties LP 4.125% 5/15/21	140,000	140,882
Brandywine Operating Partners LP 4.950% 4/15/18	200,000	196,875
DDR Corp. 4.750% 4/15/18	60,000	57,409
DDR Corp. 7.875% 9/01/20	60,000	66,933
ERP Operating LP 4.625% 12/15/21	75,000	76,482
Senior Housing Properties Trust 8.625% 1/15/12	100,000	100,176
Simon Property Group LP 4.200% 2/01/15	50,000	53,021
Simon Property Group LP 5.650% 2/01/20	35,000	40,112

		833,998

Retail — 0.4%
CVS Caremark Corp. 6.125% 9/15/39	175,000	212,954
CVS Pass-Through Trust (c) 5.926% 1/10/34	325,000	335,384
The Gap, Inc. 5.950% 4/12/21	305,000	290,909
Home Depot, Inc. 5.950% 4/01/41	150,000	193,529
J.C. Penney Co., Inc. 5.650% 6/01/20	75,000	73,500

	Principal Amount	Value
J.C. Penney Corp., Inc. 7.950% 4/01/17	$115,000	$125,350
McDonald’s Corp. 6.300% 10/15/37	100,000	139,738
Nordstrom, Inc. 6.750% 6/01/14	95,000	106,527
O’Reilly Automotive, Inc. 4.875% 1/14/21	150,000	159,606
Wal-Mart Stores, Inc. 5.625% 4/01/40	370,000	468,664

		2,106,161

Savings & Loans — 0.1%
First Niagara Financial Group, Inc. 7.250% 12/15/21	175,000	179,180
Glencore Funding LLC (c) 6.000% 4/15/14	500,000	516,459
Washington Mutual Bank (e) 5.650% 8/15/14	775,000	78

		695,717

Semiconductors — 0.1%
Applied Materials, Inc. 5.850% 6/15/41	250,000	284,930

Software — 0.0%
Microsoft Corp. 3.000% 10/01/20	80,000	85,109

Storage & Warehousing — 0.1%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875% 3/15/18	510,000	498,525

Telecommunications — 0.8%
America Movil SAB de CV 5.000% 3/30/20	130,000	143,620
America Movil SAB de CV 6.125% 3/30/40	135,000	160,509
American Tower Corp. 4.500% 1/15/18	475,000	483,200
American Tower Corp. 5.050% 9/01/20	475,000	475,859
AT&T, Inc. 6.500% 9/01/37	300,000	373,526
British Telecom PLC STEP 9.625% 12/15/30	55,000	77,512
CenturyLink, Inc. 5.500% 4/01/13	215,000	219,507
CenturyLink, Inc. 6.150% 9/15/19	140,000	140,640
CenturyLink, Inc. 7.600% 9/15/39	45,000	44,157
Cisco Systems, Inc. 5.500% 1/15/40	55,000	67,296

The accompanying notes are an integral part of the financial statements.

31

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	$60,000	$83,695
Embarq Corp. 7.082% 6/01/16	110,000	119,234
Juniper Networks, Inc. 4.600% 3/15/21	100,000	105,972
Juniper Networks, Inc. 5.950% 3/15/41	175,000	191,399
Rogers Communications, Inc. 6.800% 8/15/18	20,000	24,363
Rogers Communications, Inc. 7.500% 8/15/38	30,000	41,788
Telecom Italia Capital 6.000% 9/30/34	45,000	33,344
Telecom Italia Capital 6.175% 6/18/14	340,000	327,034
Telefonica Emisiones SAU 3.992% 2/16/16	300,000	288,450
Telefonica Emisiones SAU 5.462% 2/16/21	125,000	119,283
Telstra Corp. Ltd. (c) 4.800% 10/12/21	280,000	296,955
Verizon Communications, Inc. 8.750% 11/01/18	300,000	405,218
Verizon Global Funding Corp. 7.750% 12/01/30	150,000	208,908
Windstream Corp. 7.875% 11/01/17	285,000	308,512

		4,739,981

Transportation — 0.2%
Asciano Finance (c) 5.000% 4/07/18	175,000	175,481
Bristow Group, Inc. 7.500% 9/15/17	55,000	57,200
Burlington Northern Santa Fe LLC 6.750% 3/15/29	190,000	244,772
Canadian National Railway Co. 5.850% 11/15/17	140,000	168,237
CSX Corp. 7.250% 5/01/27	50,000	65,354
Norfolk Southern Corp. 6.000% 5/23/2111	100,000	116,080
Union Pacific Corp. 4.000% 2/01/21	125,000	134,114

		961,238

Trucking & Leasing — 0.2%
GATX Corp. 3.500% 7/15/16	250,000	251,165
GATX Corp. 4.750% 5/15/15	85,000	90,598

	Principal Amount	Value
GATX Corp. 8.750% 5/15/14	$480,000	$544,718

		886,481

TOTAL CORPORATE DEBT (Cost $69,386,711)		73,202,247

MUNICIPAL OBLIGATIONS — 0.5%
Access Group, Inc., Delaware VRN 1.583% 9/01/37	225,000	189,000
Colorado Bridge Enterprise BAB 6.078% 12/01/40	500,000	623,155
North Texas Tollway Authority BAB 6.718% 1/01/49	620,000	747,646
State of California 5.950% 4/01/16	175,000	197,005
State of California BAB 7.550% 4/01/39	120,000	146,726
State of Illinois 5.365% 3/01/17	575,000	606,521
Tennessee Valley Authority 5.250% 9/15/39	155,000	197,745

		2,707,798

TOTAL MUNICIPAL OBLIGATIONS (Cost $2,361,039)		2,707,798

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.3%
Automobile ABS — 0.3%
Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A FRN (c) 0.424% 8/20/13	200,000	198,234
Avis Budget Rental Car Funding AESOP LLC, Series 2005-4A, Class A3 FRN (c) 0.564% 7/20/12	600,000	596,100
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (c) 2.028% 9/15/21	155,194	156,104
Chesapeake Funding LLC, Series 2009-1, Class A FRN (c) 2.278% 12/15/20	158,957	159,661
First Investors Auto Owner Trust, Series 2011-1, Class A2 (c) 1.470% 3/16/15	158,672	159,452
Navistar Financial Corp. Owner Trust, Series 2010-A, Class A2 (c) 1.470% 10/18/12	6,723	6,725
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class A3 (c) 1.400% 10/15/14	440,000	441,815

		1,718,091

The accompanying notes are an integral part of the financial statements.

32

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial MBS — 2.3%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.723% 2/10/51	$775,000	$849,717
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4 4.674% 6/11/41	650,000	699,922
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	350,000	381,954
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	56,305	56,357
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	225,000	224,660
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	260,001	260,412
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	350,000	383,508
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	525,000	574,799
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.758% 9/11/38	400,000	414,061
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.813% 12/10/49	575,000	641,631
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	450,000	470,445
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (c) 6.204% 2/15/41	785,000	374,827
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (c) 3.386% 7/10/44	225,000	232,734
GS Mortgage Securities Corporation II, Series 2011-GC3, Class A2 (c) 3.645% 3/10/44	450,000	472,638
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (c) 3.341% 7/15/46	100,000	103,223

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class B (c) 4.801% 7/15/46	$125,000	$113,688
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C2, Class A3 VRN 5.215% 5/15/41	750,000	796,437
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	725,000	779,104
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	500,000	538,938
Morgan Stanley Capital I, Series 2011-C2, Class A2 (c) 3.476% 6/15/44	300,000	314,649
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (c) 5.200% 6/15/44	250,000	232,568
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	813,040	836,418
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.278% 1/11/43	400,000	466,550
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.738% 8/15/39	200,000	197,493
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	750,000	790,947
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 5.853% 2/15/51	1,090,800	1,097,956
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (c) 3.349% 11/15/43	93,101	96,656
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (c) 3.240% 3/15/44	175,000	182,422
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (c) 3.791% 2/15/44	200,000	212,210
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class B VRN (c) 5.636% 11/15/44	115,000	111,019

		12,907,943

The accompanying notes are an integral part of the financial statements.

33

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Home Equity ABS — 1.0%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.563% 8/25/35	$206,526	$185,601
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C STEP 0.653% 7/25/35	163,021	147,485
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.663% 11/25/34	219,440	206,319
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.733% 6/25/35	300,000	263,835
Bear Stearns Asset-Backed Securities Trust, Series 2005-AQ2, Class A3 STEP 0.653% 9/25/35	305,032	266,516
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 STEP 0.673% 11/25/35	70,574	69,444
Bear Stearns Asset-Backed Securities Trust, Series 2005-3, Class A1 FRN 0.743% 9/25/35	187,597	172,273
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.393% 5/25/36	47,009	46,021
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A2 FRN 0.403% 7/25/36	109,709	106,912
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (c) 0.703% 12/25/33	103,028	96,491
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.523% 9/25/34	122,280	110,664
Countrywide Asset-Backed Certificates, Series 2005-9, Class 2A4M FRN 0.673% 1/25/36	58,975	58,799
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.783% 12/25/35	195,243	188,096
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF2, Class M1 FRN 0.693% 3/25/35	25,680	25,406
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.533% 1/25/36	175,655	163,596
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.723% 4/25/35	175,821	147,096
Home Equity Asset Trust, Series 2007-2, Class 2A1 FRN 0.403% 7/25/37	174,389	162,880

	Principal Amount	Value
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.463% 8/25/36	$174,960	$150,156
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.473% 7/25/36	256,649	249,392
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 STEP 0.573% 8/25/45	102,442	100,080
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class M1 FRN 0.763% 8/25/35	185,000	157,123
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.793% 2/25/35	231,844	215,446
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.823% 2/25/35	290,000	208,246
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (c) 1.028% 6/28/35	407,164	379,197
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (c) 1.058% 6/28/35	220,000	149,223
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.743% 3/25/35	215,000	147,634
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 STEP 0.763% 5/25/35	141,700	134,927
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.673% 8/25/35	308,849	276,001
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.793% 3/25/35	250,000	188,519
Park Place Securities, Inc., Series 2004-WHQ2, Class M2 FRN 0.923% 2/25/35	200,000	157,484
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.483% 3/25/36	220,163	205,553
Residential Asset Securities Corp., Series 2005-KS12, Class A2 FRN 0.543% 1/25/36	145,900	136,386
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.633% 3/25/36	212,246	199,727
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.653% 8/25/35	123,470	110,906

The accompanying notes are an integral part of the financial statements.

34

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wells Fargo Home Equity Trust, Series 2006-1, Class A3 FRN 0.443% 5/25/36	$149,630	$142,999
Wells Fargo Home Equity Trust, Series 2005-2, Class M1 FRN 0.693% 8/25/35	250,000	206,710

		5,933,143

Other ABS — 0.4%
Cajun Global LLC, Series 2011-1A, Class A2 (c) 5.955% 2/20/41	244,034	251,009
CLI Funding LLC, Series 2011-1A (c) 4.500% 3/18/26	233,220	225,219
Dominos Pizza Master Issuer LLC, Series 2007-1, Class A2 (c) 5.261% 4/25/37	175,000	175,385
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (c) 2.520% 6/02/17	250,000	242,700
Newport Waves CDO (Acquired 3/30/07, Cost $948,898), Series 2007-1A, Class A3LS FRN (c) (f) 1.163% 6/20/14	950,000	563,065
TAL Advantage LLC, Series 2006-1A FRN (c) 0.474% 4/20/21	173,333	160,117
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (c) 4.370% 7/15/41	190,195	195,691
Trip Rail Master Funding LLC, Series 2011-1A, Class A2 (c) 6.024% 7/15/41	200,000	200,001
Triton Container Finance LLC, Series 2006-1A FRN (c) 0.460% 11/26/21	491,667	449,875

		2,463,062

Student Loans ABS — 0.8%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.636% 8/25/26	173,088	163,700
Access Group, Inc., Series 2004-1, Class A4 FRN 1.629% 12/27/32	75,000	62,625
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.583% 3/28/17	207,504	206,323
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.794% 1/25/47	350,000	294,000
Education Funding Capital Trust I, Series 2003-3, Class A4 FRN 0.045% 12/15/32	275,000	272,374

	Principal Amount	Value
Education Funding Capital Trust I, Series 2003-3, Class A3 FRN 0.816% 3/16/20	$115,395	$114,854
Education Funding Capital Trust I, Series 2003-3, Class A7, FRN 1.794% 12/15/42	250,000	227,500
GCO Education Loan Funding Trust, Series 2005-1, Class A6AR FRN 1.796% 3/25/42	300,000	253,089
National Collegiate Student Loan Trust, Series 2007-2, Class A1 FRN 0.333% 1/27/25	94,788	94,500
National Collegiate Student Loan Trust, Series 2007-1, Class A1 FRN 0.333% 6/25/25	173,137	172,286
National Collegiate Student Loan Trust, Series 2005-3, Class A2 FRN 0.493% 9/25/25	87,763	87,424
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (c) 1.093% 4/25/46	195,215	193,421
Northstar Education Finance, Inc., Series 2007-1, Class B FRN 1.463% 1/28/47	200,000	123,740
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.573% 7/15/36	300,000	267,529
SLM Student Loan Trust, Series 2003-12, Class B FRN 1.136% 3/15/38	198,975	167,539
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (c) 1.766% 12/15/16	200,000	199,938
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (c) 1.772% 12/15/16	500,000	499,844
SLM Student Loan Trust, Series 2003-2, Class A6 FRN 1.785% 9/15/28	100,000	94,500
SLM Student Loan Trust, Series 2006-7, Class A6B FRN 1.796% 1/27/42	500,000	466,000
SLM Student Loan Trust, Series 2003-10A, Class B FRN (c) 3.360% 12/17/46	375,000	281,250

		4,242,436

WL Collateral CMO — 0.4%
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.774% 2/25/34	38,696	30,032
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 2.908% 9/25/33	20,842	14,352

The accompanying notes are an integral part of the financial statements.

35

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.742% 8/25/34	$39,488	$34,865
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.474% 1/19/38	459,006	264,377
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.653% 7/25/35	68,932	64,528
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.403% 5/25/37	440,445	179,065
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.628% 8/25/34	110,813	70,817
Merrill Lynch Mortgage Investors Trust, Series 2005-AR1, Class A1A FRN 0.573% 6/25/36	132,079	130,783
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.543% 8/25/36	140,462	105,453
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.589% 7/25/33	7,635	6,398
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 2.889% 2/25/34	12,072	10,206
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.476% 2/25/34	943	771
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (c) 2.500% 3/23/51	441,276	440,586
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 (c) 3.000% 1/17/13	632,541	634,913
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.473% 6/25/46	849,228	290,333
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.582% 3/25/34	71,735	55,535
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.608% 4/25/44	183,373	129,349

		2,462,363

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.543% 11/25/37	270,110	255,276

	Principal Amount	Value
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.968% 6/25/32	$52,488	$37,569

		292,845

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $31,403,078)		30,019,883

SOVEREIGN DEBT OBLIGATIONS — 0.2%
Peruvian Government International Bond 6.550% 3/14/37	95,000	120,650
Poland Government International Bond 6.375% 7/15/19	230,000	254,725
Province of Quebec Canada 7.500% 9/15/29	90,000	134,661
Republic of Brazil International Bond 5.625% 1/07/41	305,000	353,800
United Mexican States 5.125% 1/15/20	200,000	228,500
United Mexican States 6.750% 9/27/34	160,000	208,400

		1,300,736

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,153,269)		1,300,736

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 12.9%
Collateralized Mortgage Obligations — 0.1%
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	294,398	336,701

Pass-Through Securities — 12.8%
Federal Home Loan Mortgage Corp. Pool #J15781 4.000% 6/01/26	2,515,816	2,642,884
Pool #J16099 4.000% 7/01/26	1,160,576	1,219,194
Pool #G14225 4.000% 8/01/26	1,782,222	1,872,238
Pool #G14226 4.000% 8/01/26	2,117,528	2,224,480
Pool #Q01704 4.500% 6/01/41	784,312	830,758
Pool #Q03086 4.500% 9/01/41	3,441,063	3,644,839
Pool #E85346 6.000% 9/01/16	16,992	18,267
Pool #E85389 6.000% 9/01/16	21,560	23,178

The accompanying notes are an integral part of the financial statements.

36

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #E85542 6.000% 10/01/16	$28,948	$31,120
Pool #G11431 6.000% 2/01/18	34,364	36,943
Pool #E85089 6.500% 8/01/16	100,124	107,688
Pool #E85301 6.500% 9/01/16	40,999	44,499
Pool #C55867 7.500% 2/01/30	162,063	188,275
Pool #C01079 7.500% 10/01/30	24,249	28,310
Pool #C01135 7.500% 2/01/31	82,417	96,213
Pool #C00470 8.000% 8/01/26	38,986	46,077
Pool #G00924 8.000% 3/01/28	52,324	61,769
Pool #554904 9.000% 3/01/17	376	420
Federal Home Loan Mortgage Corp. TBA Pool #4200 4.000% 2/01/40 (g)	2,200,000	2,306,906
Pool #28169 5.500% 6/01/35 (g)	7,120,000	7,720,750
Federal National Mortgage Association Pool #725692 2.305% 10/01/33	187,596	195,516
Pool #888586 2.376% 10/01/34	329,761	344,597
Pool #AI5233 4.000% 9/01/41	2,126,220	2,234,690
Pool #AI2468 4.500% 5/01/41	2,020,640	2,149,140
Pool #AI4815 4.500% 6/01/41	3,572,331	3,799,508
Pool #AI8223 4.500% 8/01/41	94,568	100,656
Pool #586036 6.000% 5/01/16	2,976	3,210
Pool #587994 6.000% 6/01/16	42,651	46,006
Pool #564594 7.000% 1/01/31	30,724	35,296
Pool #572844 7.000% 4/01/31	107,144	122,924
Pool #253795 7.000% 5/01/31	197,249	226,107
Pool #499386 7.500% 9/01/29	4,199	4,929

	Principal Amount	Value
Pool #511380 7.500% 9/01/29	$3,294	$3,885
Pool #515935 7.500% 9/01/29	8,560	10,037
Pool #504345 7.500% 11/01/29	4,587	5,411
Pool #521006 7.500% 12/01/29	1,945	2,292
Pool #522769 7.500% 12/01/29	184	217
Pool #252981 7.500% 1/01/30	21,531	25,318
Pool #524874 7.500% 2/01/30	1,135	1,275
Pool #531196 7.500% 2/01/30	2,051	2,420
Pool #524317 7.500% 3/01/30	8,056	9,450
Pool #530299 7.500% 3/01/30	1,496	1,763
Pool #530520 7.500% 3/01/30	14,713	17,297
Pool #253183 7.500% 4/01/30	9,765	11,489
Pool #531574 7.500% 4/01/30	21,014	24,799
Pool #537797 7.500% 4/01/30	8,232	9,708
Pool #253265 7.500% 5/01/30	12,594	14,808
Pool #529690 8.000% 2/01/30	663	693
Pool #536999 8.000% 3/01/30	424	503
Pool #502394 8.000% 4/01/30	233	278
Pool #526380 8.000% 5/01/30	9,944	11,868
Pool #536949 8.000% 5/01/30	3,227	3,856
Pool #535351 8.000% 6/01/30	8,129	9,686
Pool #253481 8.000% 10/01/30	7,628	9,104
Pool #190317 8.000% 8/01/31	2,765	3,296
Pool #596656 8.000% 8/01/31	2,174	2,520
Pool #602008 8.000% 8/01/31	8,729	10,427
Federal National Mortgage Association TBA Pool #1312 3.000% 7/01/26 (g)	975,000	1,006,840

The accompanying notes are an integral part of the financial statements.

37

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #1963 3.500% 3/01/41 (g)	$6,765,000	$6,958,437
Pool #7737 4.000% 4/01/24 (g)	2,100,000	2,215,008
Pool #9174 4.000% 3/01/40 (g)	15,936,000	16,737,780
Pool #45659 5.500% 3/01/35 (g)	4,250,000	4,627,851
Government National Mortgage Association Pool #343751 7.000% 4/15/23	980	1,113
Pool #349496 7.000% 5/15/23	3,587	4,073
Pool #359587 7.000% 6/15/23	1,145	1,286
Pool #337539 7.000% 7/15/23	1,885	2,136
Pool #363066 7.000% 8/15/23	27,323	30,889
Pool #354674 7.000% 10/15/23	19,336	21,860
Pool #362651 7.000% 10/15/23	38,300	43,299
Pool #368814 7.000% 10/15/23	10,807	12,254
Pool #352021 7.000% 11/15/23	14,603	16,574
Pool #371967 7.000% 11/15/23	1,622	1,843
Pool #591581 7.000% 8/15/32	16,695	19,183
Pool #307818 7.250% 6/20/21	76,923	85,967
Pool #326248 7.250% 3/20/22	29,148	33,027
Pool #326261 7.250% 4/20/22	45,099	50,918
Pool #326278 7.250% 5/20/22	97,855	111,076
Pool #203811 7.500% 4/15/17	173	174
Pool #205884 7.500% 5/15/17	34,660	38,151
Pool #213760 7.500% 6/15/17	16,531	18,143
Government National Mortgage Association TBA Pool #13331 5.000% 5/01/38 (g)	6,795,000	7,527,586
New Valley Generation IV 4.687% 1/15/22	279,049	317,291

		72,482,546

	Principal Amount	Value
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $72,105,129)		$72,819,247

U.S. TREASURY OBLIGATIONS — 5.6%
U.S. Treasury Bonds & Notes — 5.6%
U.S. Treasury Bond 3.125% 11/15/41	$420,000	440,114
U.S. Treasury Bond 3.500% 2/15/39	230,000	259,006
U.S. Treasury Bond 4.375% 5/15/40	4,050,000	5,264,488
U.S. Treasury Bond 5.375% 2/15/31	1,620,000	2,308,945
U.S. Treasury Note 0.250% 12/15/14	7,570,000	7,545,457
U.S. Treasury Note (h) 1.375% 2/15/12	1,300,000	1,302,082
U.S. Treasury Note 1.875% 9/30/17	9,190,000	9,610,011
U.S. Treasury Note 2.125% 8/15/21	4,090,000	4,195,286
U.S. Treasury Note 2.500% 3/31/13	465,000	478,305
U.S. Treasury Note (h) 3.000% 9/30/16	215,000	237,054

		31,640,748

TOTAL U.S. TREASURY OBLIGATIONS (Cost $30,007,439)		31,640,748

TOTAL BONDS & NOTES (Cost $206,416,665)		211,690,659

TOTAL LONG-TERM INVESTMENTS (Cost $452,754,679)		559,564,792

SHORT-TERM INVESTMENTS — 9.0%
Commercial Paper — 8.9%
ABB Treasury Center USA, Inc. 0.558% 3/12/12	1,200,000	1,198,698
AGL Capital Corp. (c) 0.558% 2/03/12	2,000,000	1,998,992
AGL Capital Corp. (c) 0.609% 2/01/12	730,000	729,623
Avon Capital Corp. (c) 0.588% 1/17/12	4,570,000	4,568,822
Ecolab, Inc. (c) 0.568% 2/07/12	5,000,000	4,997,122
Elsevier Finance SA (c) 0.558% 1/24/12	5,000,000	4,998,243

The accompanying notes are an integral part of the financial statements.

38

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ensco (c) 0.436% 1/06/12	$5,000,000	$4,999,702
Glencore Funding LLC 0.669% 1/31/12	4,000,000	3,997,800
Harley-Davidson Funding Corp. (c) 0.639% 3/07/12	2,050,000	2,047,632
Harris Corp. 0.588% 1/12/12	2,000,000	1,999,646
Kinder Morgan Energy Partners, LP (c) 0.507% 1/03/12	4,300,000	4,299,881
NextEra Energy Capital Holdings, Inc. 0.527% 1/19/12	4,000,000	3,998,960
Oneok, Inc. (c) 0.466% 1/18/12	1,635,000	1,634,645
TransCanada PipeLines, Ltd. (c) 0.497% 2/03/12	3,900,000	3,898,248
Virginia Electric and Power Co. 0.466% 1/30/12	860,000	859,681
Weatherford International, Ltd. (c) 0.820% 3/01/12	4,000,000	3,994,533

		50,222,228

Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (i)	650,470	650,470

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/12	2,387	2,387

TOTAL SHORT-TERM INVESTMENTS (Cost $50,875,085)		50,875,085

TOTAL INVESTMENTS —108.2% (Cost $503,629,764) (j)		610,439,877

Other Assets/(Liabilities) — (8.2)%		(46,036,307)

NET ASSETS — 100.0%		$564,403,570

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $57,926,296 or 10.26% of net assets.
(d)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2011, these securities amounted to a value of $277,500 or 0.05% of net assets.
(e)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2011, these securities amounted to a value of $78 or 0.00% of net assets.
(f)	Restricted security. Certain securities are restricted as to resale. At December 31, 2011, these securities amounted to a value of $563,065 or 0.10% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(i)	Maturity value of $650,471. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 4/01/25, and an aggregate market value, including accrued interest, of $670,354.
(j)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

39

MML Equity Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 95.2%

COMMON STOCK — 95.2%
Advertising — 0.3%
Omnicom Group, Inc.	57,295	$2,554,211

Aerospace & Defense — 0.4%
Northrop Grumman Corp.	59,471	3,477,864

Auto Manufacturers — 1.3%
Ford Motor Co. (a)	797,530	8,581,423
General Motors Co. (a)	76,702	1,554,749

		10,136,172

Automotive & Parts — 0.5%
The Goodyear Tire & Rubber Co. (a)	130,481	1,848,916
Johnson Controls, Inc.	60,203	1,881,946

		3,730,862

Banks — 8.7%
Bank of America Corp.	278,822	1,550,250
Bank of New York Mellon Corp.	92,721	1,846,075
Fifth Third Bancorp	261,997	3,332,602
M&T Bank Corp.	149,890	11,442,603
PNC Financial Services Group, Inc.	64,368	3,712,102
State Street Corp.	81,802	3,297,439
U.S. Bancorp	807,795	21,850,855
Wells Fargo & Co.	804,683	22,177,063

		69,208,989

Beverages — 3.3%
The Coca-Cola Co.	268,530	18,789,044
Coca-Cola Enterprises, Inc.	121,955	3,144,000
PepsiCo, Inc.	61,619	4,088,421

		26,021,465

Biotechnology — 0.4%
Amgen, Inc.	50,563	3,246,650

Chemicals — 2.1%
Air Products & Chemicals, Inc.	32,137	2,737,751
Celanese Corp. Series A	142,110	6,291,210
The Mosaic Co.	159,650	8,051,149

		17,080,110

Coal — 0.2%
CONSOL Energy, Inc.	46,451	1,704,752

Commercial Services — 1.0%
AerCap Holdings NV (a)	725,286	8,188,479

Computers — 0.9%
Apple, Inc. (a)	5,144	2,083,320
Hewlett-Packard Co.	206,760	5,326,138

		7,409,458

Diversified Financial — 6.5%
Ameriprise Financial, Inc.	59,933	2,975,074
CIT Group, Inc. (a)	267,380	9,323,541

	Number of Shares	Value
Citigroup, Inc.	112,182	$2,951,508
Discover Financial Services	121,713	2,921,112
The Goldman Sachs Group, Inc.	162,260	14,673,172
JP Morgan Chase & Co.	516,061	17,159,028
Legg Mason, Inc.	92,594	2,226,886

		52,230,321

Electric — 6.6%
American Electric Power Co., Inc.	169,850	7,016,503
Calpine Corp. (a)	204,479	3,339,142
Edison International	385,929	15,977,461
Exelon Corp.	77,041	3,341,268
GenOn Energy, Inc. (a)	2,700,060	7,047,157
PPL Corp.	99,055	2,914,198
Public Service Enterprise Group, Inc.	400,190	13,210,272

		52,846,001

Foods — 0.7%
Kellogg Co.	57,581	2,911,871
Sara Lee Corp.	157,452	2,978,992

		5,890,863

Forest Products & Paper — 1.1%
Rock-Tenn Co. Class A	148,230	8,552,871

Hand & Machine Tools — 0.4%
Stanley Black & Decker, Inc.	51,232	3,463,283

Health Care – Products — 3.7%
Covidien PLC	71,568	3,221,276
Medtronic, Inc.	678,094	25,937,095

		29,158,371

Health Care – Services — 5.4%
HCA Holdings, Inc. (a)	523,875	11,540,966
Humana, Inc.	132,470	11,605,697
UnitedHealth Group, Inc.	269,281	13,647,161
WellPoint, Inc.	99,220	6,573,325

		43,367,149

Household Products — 1.7%
Church & Dwight Co., Inc.	298,790	13,672,630

Insurance — 4.6%
ACE Ltd.	186,050	13,045,826
MetLife, Inc.	582,965	18,176,849
The Travelers Cos., Inc.	47,976	2,838,740
Unum Group	114,386	2,410,113

		36,471,528

Internet — 1.7%
AOL, Inc. (a)	88,486	1,336,139
eBay, Inc. (a)	90,270	2,737,889
Liberty Interactive Corp. Class A (a)	171,491	2,780,726
VeriSign, Inc.	182,500	6,518,900

		13,373,654

The accompanying notes are an integral part of the financial statements.

40

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Diversified — 0.4%
Eaton Corp.	66,292	$2,885,691

Manufacturing — 4.4%
Cooper Industries PLC	279,529	15,136,495
General Electric Co.	236,889	4,242,682
Harsco Corp.	54,337	1,118,256
Honeywell International, Inc.	57,846	3,143,930
Tyco International Ltd.	248,730	11,618,178

		35,259,541

Media — 4.0%
CBS Corp. Class B (Non-Voting)	73,600	1,997,504
Comcast Corp. Class A	746,962	17,710,469
DIRECTV Class A (a)	45,567	1,948,445
Viacom, Inc. Class B	232,160	10,542,386

		32,198,804

Mining — 0.3%
Vulcan Materials Co.	51,830	2,039,510

Oil & Gas — 11.4%
Apache Corp.	56,080	5,079,726
Chevron Corp.	361,380	38,450,832
Exxon Mobil Corp.	243,521	20,640,840
Hess Corp.	67,854	3,854,107
Nabors Industries Ltd. (a)	235,990	4,092,067
Noble Energy, Inc.	12,278	1,158,921
Penn West Petroleum Ltd.	316,770	6,272,046
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	123,160	9,001,764
SM Energy Co.	36,522	2,669,758

		91,220,061

Oil & Gas Services — 0.7%
Schlumberger Ltd.	52,632	3,595,292
Transocean Ltd.	57,392	2,203,279

		5,798,571

Pharmaceuticals — 5.7%
Bristol-Myers Squibb Co.	73,590	2,593,312
Gilead Sciences, Inc. (a)	358,610	14,677,907
Merck & Co., Inc.	140,748	5,306,200
Pfizer, Inc.	869,240	18,810,353
Sanofi ADR (France)	101,596	3,712,318

		45,100,090

Pipelines — 0.3%
El Paso Corp.	93,713	2,489,954

Real Estate Investment Trusts (REITS) — 0.3%
Weyerhaeuser Co.	143,670	2,682,319

Retail — 3.9%
CVS Caremark Corp.	89,385	3,645,120
The Talbots, Inc. (a)	828,780	2,204,555

	Number of Shares	Value
Target Corp.	244,310	$12,513,558
Wal-Mart Stores, Inc.	207,940	12,426,495

		30,789,728

Semiconductors — 1.5%
Applied Materials, Inc.	216,538	2,319,122
Texas Instruments, Inc.	94,443	2,749,236
Xilinx, Inc.	208,470	6,683,548

		11,751,906

Software — 3.6%
Microsoft Corp.	586,762	15,232,341
Oracle Corp.	522,412	13,399,868

		28,632,209

Telecommunications — 5.4%
AT&T, Inc.	370,215	11,195,301
CenturyLink, Inc.	94,439	3,513,131
Cisco Systems, Inc.	159,846	2,890,016
Juniper Networks, Inc. (a)	465,870	9,508,407
Motorola Solutions, Inc.	61,448	2,844,428
Vodafone Group PLC Sponsored ADR (United Kingdom)	469,976	13,173,427

		43,124,710

Textiles — 1.4%
Mohawk Industries, Inc. (a)	183,190	10,963,921

Transportation — 0.4%
Norfolk Southern Corp.	41,981	3,058,736

TOTAL COMMON STOCK (Cost $717,005,454)		759,781,434

TOTAL EQUITIES (Cost $717,005,454)		759,781,434

	Units

PURCHASED OPTIONS — 0.1%
Options on Futures — 0.1%
CBOE SPX Volatility Index Futures, Call, Expires 1/18/12, Strike 40.00	2,490	99,600
CBOE SPX Volatility Index Futures, Call, Expires 1/18/12, Strike 42.50	2,550	89,250
CBOE SPX Volatility Index Futures, Call, Expires 2/15/12, Strike 40.00	1,440	144,000
CBOE SPX Volatility Index Futures, Call, Expires 2/15/12, Strike 42.50	1,000	80,000

		412,850

TOTAL PURCHASED OPTIONS (Cost $1,768,383)		412,850

TOTAL LONG-TERM INVESTMENTS (Cost $718,773,837)		760,194,284

The accompanying notes are an integral part of the financial statements.

41

MML Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 4.5%
Repurchase Agreement — 4.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$35,910,908	$35,910,908

TOTAL SHORT-TERM INVESTMENTS (Cost $35,910,908)		35,910,908

TOTAL INVESTMENTS — 99.8% (Cost $754,684,745) (c)		796,105,192

Other Assets/(Liabilities) — 0.2%		1,284,643

NET ASSETS — 100.0%		$797,389,835

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $35,910,947. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% – 4.000%, maturity dates ranging from 11/25/38 – 9/25/39, and an aggregate market value, including accrued interest, of $36,631,676.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

42

MML Managed Bond Fund – Portfolio of Investments

December 31, 2011

	Principal Amount	Value
BONDS & NOTES — 97.9%

CORPORATE DEBT — 34.6%
Advertising — 0.2%
WPP Finance 8.000% 9/15/14	$1,365,000	$1,520,486
WPP Finance (a) 4.750% 11/21/21	763,000	757,441

		2,277,927

Aerospace & Defense — 0.3%
BAE Systems Holdings, Inc. (a) 6.375% 6/01/19	670,000	749,575
Goodrich Corp. 6.125% 3/01/19	250,000	304,059
L-3 Communications Corp. 4.750% 7/15/20	100,000	98,805
L-3 Communications Corp. 6.375% 10/15/15	1,099,000	1,126,475
Lockheed Martin Corp. 6.150% 9/01/36	155,000	177,347
United Technologies Corp. 6.125% 7/15/38	350,000	437,951

		2,894,212

Agriculture — 0.1%
Altria Group, Inc. 9.700% 11/10/18	330,000	443,986
Altria Group, Inc. 9.950% 11/10/38	170,000	258,567
Philip Morris International, Inc. 6.375% 5/16/38	160,000	208,591

		911,144

Airlines — 0.0%
United Air Lines, Inc. (b) 10.110% 2/19/49	157,586	55,943

Auto Manufacturers — 0.1%
Daimler Finance NA LLC (a) 2.625% 9/15/16	900,000	894,740

Banks — 2.2%
Associated Banc-Corp. 5.125% 3/28/16	1,400,000	1,442,994
Bank of America Corp. 3.625% 3/17/16	925,000	852,647
Bank of America Corp. 4.500% 4/01/15	700,000	675,490
Bank of America Corp. 5.625% 7/01/20	85,000	78,517
Bank of America Corp. 5.750% 12/01/17	780,000	736,726
Bank of America Corp. Series L 5.650% 5/01/18	460,000	438,266

	Principal Amount	Value
Barclays Bank PLC 5.000% 9/22/16	$200,000	$207,133
Barclays Bank PLC 5.200% 7/10/14	405,000	417,482
Barclays Bank PLC 6.750% 5/22/19	640,000	709,519
Capital One Financial Corp. 2.125% 7/15/14	550,000	542,949
Capital One Financial Corp. 7.375% 5/23/14	455,000	499,914
Credit Suisse AG 5.400% 1/14/20	1,410,000	1,329,863
Credit Suisse New York 5.500% 5/01/14	400,000	415,768
Deutsche Bank AG 3.250% 1/11/16	970,000	983,232
First Horizon National Corp. 5.375% 12/15/15	1,300,000	1,315,929
ICICI Bank Ltd. (a) 4.750% 11/25/16	900,000	855,127
ICICI Bank Ltd. (a) 5.500% 3/25/15	1,115,000	1,115,288
PNC Funding Corp. 4.375% 8/11/20	1,850,000	2,000,288
The Royal Bank of Scotland PLC (a) 4.875% 8/25/14	720,000	704,505
The Toronto-Dominion Bank 2.375% 10/19/16	1,010,000	1,027,766
UBS AG 5.750% 4/25/18	1,095,000	1,134,502
Wachovia Bank NA 5.850% 2/01/37	1,015,000	1,062,266
Wachovia Bank NA 6.600% 1/15/38	325,000	368,565
Wachovia Corp. 5.750% 6/15/17	910,000	1,028,148
Wells Fargo & Co. 3.625% 4/15/15	1,110,000	1,161,998

		21,104,882

Beverages — 0.0%
Anheuser-Busch Cos. LLC 6.500% 2/01/43	125,000	167,807

Biotechnology — 0.2%
Amgen, Inc. 3.875% 11/15/21	1,400,000	1,412,761
Amgen, Inc. 5.150% 11/15/41	950,000	984,850

		2,397,611

Building Materials — 0.7%
CRH America, Inc. 8.125% 7/15/18	95,000	108,396

The accompanying notes are an integral part of the financial statements.

43

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lafarge SA (a) 6.200% 7/09/15	$2,300,000	$2,340,662
Masco Corp. 4.800% 6/15/15	1,875,000	1,860,277
Masco Corp. 7.125% 8/15/13	840,000	874,551
Masco Corp. 7.125% 3/15/20	715,000	721,595
Owens Corning, Inc. 9.000% 6/15/19	590,000	703,901

		6,609,382

Chemicals — 1.4%
Airgas, Inc. 4.500% 9/15/14	310,000	328,463
Ashland, Inc. 9.125% 6/01/17	420,000	468,300
Braskem Finance Ltd. (a) 5.750% 4/15/21	975,000	967,688
Cabot Corp. 5.000% 10/01/16	2,215,000	2,370,081
Cytec Industries, Inc. 8.950% 7/01/17	250,000	299,059
The Dow Chemical Co. 5.900% 2/15/15	1,465,000	1,630,136
The Dow Chemical Co. 8.550% 5/15/19	250,000	327,082
E.I. du Pont de Nemours & Co. 3.250% 1/15/15	630,000	671,858
E.I. du Pont de Nemours & Co. 5.000% 1/15/13	135,000	140,818
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	115,000	140,562
Ecolab, Inc. 4.350% 12/08/21	375,000	400,458
Incitec Pivot Ltd. (a) 4.000% 12/07/15	1,300,000	1,326,584
Lyondell Chemical Co. 8.000% 11/01/17	1,064,000	1,162,420
RPM International, Inc. 6.250% 12/15/13	2,310,000	2,463,543
Valspar Corp. 5.625% 5/01/12	420,000	425,631
Valspar Corp. 7.250% 6/15/19	315,000	382,105

		13,504,788

Coal — 0.1%
Consol Energy, Inc. 8.250% 4/01/20	590,000	651,950

Commercial Services — 0.5%
Brambles USA, Inc. (a) 3.950% 4/01/15	1,010,000	1,044,515

	Principal Amount	Value
Deluxe Corp. 7.375% 6/01/15	$120,000	$121,500
Donnelley (R.R.) & Sons Co. 4.950% 4/01/14	1,780,000	1,739,950
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	250,000	241,875
ERAC USA Finance LLC (a) 5.800% 10/15/12	1,345,000	1,391,479
ERAC USA Finance LLC (a) 6.700% 6/01/34	125,000	141,314

		4,680,633

Computers — 0.3%
Brocade Communications Systems, Inc. 6.625% 1/15/18	160,000	166,400
Brocade Communications Systems, Inc. 6.875% 1/15/20	80,000	85,200
Electronic Data Systems LLC 7.450% 10/15/29	300,000	373,890
Hewlett-Packard Co. 5.500% 3/01/18	750,000	833,599
HP Enterprise Services LLC Series B 6.000% 8/01/13	360,000	381,627
International Business Machines Corp. 5.600% 11/30/39	600,000	770,808

		2,611,524

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	175,000	230,516

Diversified Financial — 4.4%
American Express Co. 6.150% 8/28/17	295,000	337,378
American Express Co. 7.250% 5/20/14	325,000	362,953
American Express Co. 8.125% 5/20/19	810,000	1,047,226
American General Finance Corp. 6.500% 9/15/17	350,000	243,250
BlackRock, Inc. 5.000% 12/10/19	580,000	632,956
BlackRock, Inc. 6.250% 9/15/17	295,000	343,206
Boeing Capital Corp. Ltd. 6.500% 2/15/12	580,000	584,366
Citigroup, Inc. 4.750% 5/19/15	1,590,000	1,610,287
Citigroup, Inc. 5.375% 8/09/20	1,100,000	1,131,098
Citigroup, Inc. 5.500% 10/15/14	610,000	627,109
Citigroup, Inc. 5.875% 5/29/37	835,000	833,960

The accompanying notes are an integral part of the financial statements.

44

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup, Inc. 6.375% 8/12/14	$1,000,000	$1,049,521
Citigroup, Inc. 8.500% 5/22/19	575,000	676,824
Eaton Vance Corp. 6.500% 10/02/17	905,000	1,015,682
ERAC USA Finance LLC (a) 2.750% 7/01/13	1,100,000	1,118,556
Ford Motor Credit Co. LLC 3.875% 1/15/15	1,420,000	1,414,701
Ford Motor Credit Co. LLC 8.700% 10/01/14	2,200,000	2,456,529
General Electric Capital Corp. 3.350% 10/17/16	555,000	577,976
General Electric Capital Corp. 5.300% 2/11/21	1,300,000	1,389,638
General Electric Capital Corp. 5.375% 10/20/16	590,000	659,425
General Electric Capital Corp. 5.500% 1/08/20	115,000	126,534
General Electric Capital Corp. 5.900% 5/13/14	755,000	826,840
General Electric Capital Corp. 6.875% 1/10/39	1,040,000	1,245,953
The Goldman Sachs Group, Inc. 3.625% 2/07/16	380,000	367,165
The Goldman Sachs Group, Inc. 5.375% 3/15/20	950,000	937,673
The Goldman Sachs Group, Inc. 5.450% 11/01/12	3,360,000	3,417,049
The Goldman Sachs Group, Inc. 5.625% 1/15/17	975,000	956,077
The Goldman Sachs Group, Inc. 6.125% 2/15/33	335,000	324,609
The Goldman Sachs Group, Inc. 6.250% 2/01/41	550,000	539,566
Hyundai Capital America (a) 4.000% 6/08/17	575,000	568,960
International Lease Finance Corp. 5.625% 9/20/13	390,000	381,225
Janus Capital Group, Inc. 6.700% 6/15/17	1,750,000	1,857,075
JP Morgan Chase & Co. 3.450% 3/01/16	1,965,000	1,996,348
JP Morgan Chase & Co. 4.950% 3/25/20	1,655,000	1,759,048
Lazard Group LLC 6.850% 6/15/17	450,000	472,037
Lazard Group LLC 7.125% 5/15/15	1,330,000	1,428,135
Merrill Lynch & Co., Inc. 5.450% 2/05/13	1,595,000	1,606,594

	Principal Amount	Value
Merrill Lynch & Co., Inc. 7.750% 5/14/38	$400,000	$380,049
Morgan Stanley 3.800% 4/29/16	600,000	552,788
Morgan Stanley 4.200% 11/20/14	1,765,000	1,702,238
Morgan Stanley 5.450% 1/09/17	330,000	317,712
Morgan Stanley, Series F 6.625% 4/01/18	1,000,000	987,443
National Rural Utilities Cooperative Finance Corp. 10.375% 11/01/18	155,000	223,007
SLM Corp. 5.000% 10/01/13	425,000	425,000
SLM Corp. 6.250% 1/25/16	805,000	782,846
TD Ameritrade Holding Corp. 4.150% 12/01/14	295,000	311,782

		42,606,394

Electric — 1.9%
Allegheny Energy Supply Co. LLC (a) 8.250% 4/15/12	325,000	330,868
Ameren Corp. 8.875% 5/15/14	910,000	1,019,715
CMS Energy Corp. 2.750% 5/15/14	650,000	641,963
CMS Energy Corp. 5.050% 2/15/18	1,250,000	1,246,878
CMS Energy Corp. 6.250% 2/01/20	715,000	750,833
Exelon Generation Co. LLC 5.200% 10/01/19	785,000	862,317
Exelon Generation Co. LLC 6.250% 10/01/39	840,000	1,023,533
IPALCO Enterprises, Inc. 5.000% 5/01/18	1,600,000	1,568,000
Kansas Gas & Electric Co. 5.647% 3/29/21	283,233	301,751
Kiowa Power Partners LLC (a) 4.811% 12/30/13	107,471	107,466
LG&E and KU Energy LLC (a) 4.375% 10/01/21	1,100,000	1,121,991
MidAmerican Energy Holdings Co. 5.950% 5/15/37	1,100,000	1,299,875
Mirant Mid-Atlantic LLC, Series 2001, Class A 8.625% 6/30/12	84,750	86,445
Monongahela Power Co. 6.700% 6/15/14	380,000	421,363
Nevada Power Co. Series L 5.875% 1/15/15	470,000	527,156

The accompanying notes are an integral part of the financial statements.

45

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nevada Power Co. Series N 6.650% 4/01/36	$550,000	$736,888
Nisource Finance Corp. 5.800% 2/01/42	950,000	993,711
NRG Energy, Inc. 8.500% 6/15/19	650,000	659,750
Oncor Electric Delivery Co. 6.800% 9/01/18	60,000	72,966
Oncor Electric Delivery Co. 7.500% 9/01/38	495,000	698,202
Pacific Gas & Electric Co. 5.800% 3/01/37	543,000	661,332
PPL Energy Supply LLC 6.300% 7/15/13	630,000	673,090
Tenaska Oklahoma (a) 6.528% 12/30/14	183,668	177,971
TransAlta Corp. 6.650% 5/15/18	30,000	34,694
Tri-State Generation & Transmission Association, Series 2003, Class A (a) 6.040% 1/31/18	321,589	354,954
Tri-State Generation & Transmission Association, Series 2003, Class B (a) 7.144% 7/31/33	480,000	626,381
Union Electric Co. 6.700% 2/01/19	505,000	613,495
Virginia Electric and Power Co. 6.350% 11/30/37	640,000	854,241
Wisconsin Public Service Corp. 5.650% 11/01/17	380,000	447,022

		18,914,851

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	600,000	607,500

Electronics — 0.6%
Amphenol Corp. 4.750% 11/15/14	1,095,000	1,173,260
Arrow Electronics, Inc. 6.000% 4/01/20	725,000	777,311
Avnet, Inc. 5.875% 3/15/14	2,015,000	2,136,664
FLIR Systems, Inc. 3.750% 9/01/16	1,100,000	1,095,856
PerkinElmer, Inc. 5.000% 11/15/21	600,000	607,136

		5,790,227

Entertainment — 0.2%
International Game Technology 5.500% 6/15/20	550,000	573,630
Peninsula Gaming LLC 8.375% 8/15/15	1,085,000	1,150,100

		1,723,730

	Principal Amount	Value
Environmental Controls — 0.4%
Allied Waste North America, Inc. 6.875% 6/01/17	$1,975,000	$2,088,562
Republic Services, Inc. 3.800% 5/15/18	595,000	616,328
Republic Services, Inc. 5.250% 11/15/21	100,000	113,389
Waste Management, Inc. 6.100% 3/15/18	90,000	106,375
Xylem, Inc. (a) 3.550% 9/20/16	800,000	824,929
Xylem, Inc. (a) 4.875% 10/01/21	375,000	397,409

		4,146,992

Foods — 0.5%
ConAgra Foods, Inc. 7.000% 4/15/19	465,000	546,766
Delhaize America, Inc. 9.000% 4/15/31	855,000	1,174,393
General Mills, Inc. 5.400% 6/15/40	70,000	81,749
Kraft Foods, Inc. 4.125% 2/09/16	1,100,000	1,194,300
Kraft Foods, Inc. 6.500% 2/09/40	375,000	487,852
Ralcorp Holdings, Inc. 4.950% 8/15/20	600,000	611,645
Ralcorp Holdings, Inc. 6.625% 8/15/39	1,100,000	1,132,650

		5,229,355

Forest Products & Paper — 0.4%
International Paper Co. 4.750% 2/15/22	425,000	451,754
International Paper Co. 7.300% 11/15/39	765,000	930,610
International Paper Co. 9.375% 5/15/19	200,000	259,893
The Mead Corp. 7.550% 3/01/47	1,000,000	974,174
Rock-Tenn Co. 5.625% 3/15/13	120,000	123,600
Rock-Tenn Co. 9.250% 3/15/16	1,166,000	1,235,960
Verso Paper Holdings LLC 11.500% 7/01/14	319,000	325,380

		4,301,371

Hand & Machine Tools — 0.1%
Black & Decker Corp. 8.950% 4/15/14	420,000	485,041

Health Care – Products — 0.5%
Boston Scientific Corp. 4.500% 1/15/15	2,650,000	2,780,944

The accompanying notes are an integral part of the financial statements.

46

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Boston Scientific Corp. 6.000% 1/15/20	$650,000	$725,620
Covidien International Finance SA 5.450% 10/15/12	840,000	869,314
Covidien International Finance SA 6.550% 10/15/37	460,000	584,408
Johnson & Johnson 5.850% 7/15/38	175,000	236,281

		5,196,567

Health Care – Services — 0.5%
Apria Healthcare Group, Inc. 11.250% 11/01/14	1,400,000	1,445,500
Cigna Corp. 2.750% 11/15/16	800,000	798,247
Cigna Corp. 5.125% 6/15/20	450,000	485,207
Roche Holdings, Inc. (a) 6.000% 3/01/19	170,000	206,621
Roche Holdings, Inc. (a) 7.000% 3/01/39	680,000	963,517
WellPoint, Inc. 4.350% 8/15/20	1,185,000	1,280,088

		5,179,180

Holding Company – Diversified — 0.3%
Hutchison Whampoa International Ltd. (a) 5.750% 9/11/19	725,000	812,115
Leucadia National Corp. 7.750% 8/15/13	1,680,000	1,753,500

		2,565,615

Home Builders — 0.3%
Pulte Group, Inc. 6.250% 2/15/13	1,940,000	1,940,000
Toll Brothers Finance Corp. 4.950% 3/15/14	550,000	563,043

		2,503,043

Home Furnishing — 0.0%
Whirlpool Corp. 8.600% 5/01/14	220,000	245,548

Household Products — 0.1%
Church & Dwight Co., Inc. 3.350% 12/15/15	650,000	677,156

Housewares — 0.0%
Toro Co. 7.800% 6/15/27	235,000	274,230

Insurance — 1.2%
Aflac, Inc. 8.500% 5/15/19	285,000	349,282
The Allstate Corp. 5.550% 5/09/35	630,000	676,108

	Principal Amount	Value
The Allstate Corp. 7.450% 5/16/19	$90,000	$109,425
American International Group, Inc. 3.650% 1/15/14	225,000	218,518
CNA Financial Corp. 7.350% 11/15/19	670,000	746,715
Hartford Financial Services Group, Inc. 5.375% 3/15/17	2,100,000	2,112,768
Lincoln National Corp. 4.300% 6/15/15	425,000	440,149
Lincoln National Corp. 7.000% 6/15/40	1,040,000	1,175,758
Lincoln National Corp. 8.750% 7/01/19	670,000	814,960
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	850,000	930,382
MetLife, Inc. Series A 6.817% 8/15/18	145,000	172,483
Principal Financial Group, Inc. 8.875% 5/15/19	290,000	361,063
Prudential Financial, Inc. 3.875% 1/14/15	615,000	636,995
Prudential Financial, Inc. 4.500% 11/15/20	475,000	477,635
Prudential Financial, Inc. 4.750% 9/17/15	1,220,000	1,288,191
Prudential Financial, Inc. 6.200% 11/15/40	350,000	366,242
The Travelers Cos., Inc. 6.250% 6/15/37	550,000	683,911

		11,560,585

Internet — 0.1%
Expedia, Inc. 7.456% 8/15/18	1,250,000	1,408,030

Investment Companies — 0.0%
Xstrata Finance Canada (a) 5.800% 11/15/16	240,000	261,811

Iron & Steel — 1.3%
Allegheny Technologies, Inc. 5.950% 1/15/21	650,000	690,878
Allegheny Technologies, Inc. 9.375% 6/01/19	220,000	280,957
ArcelorMittal 3.750% 8/05/15	1,050,000	1,003,776
ArcelorMittal 5.250% 8/05/20	1,200,000	1,089,675
ArcelorMittal 9.000% 2/15/15	2,010,000	2,222,228
Reliance Steel & Aluminum Co. 6.200% 11/15/16	1,870,000	2,004,161
Reliance Steel & Aluminum Co. 6.850% 11/15/36	1,045,000	1,043,147

The accompanying notes are an integral part of the financial statements.

47

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Steel Dynamics, Inc. 7.375% 11/01/12	$3,745,000	$3,899,481

		12,234,303

Lodging — 0.4%
Choice Hotels International, Inc. 5.700% 8/28/20	1,100,000	1,143,807
Marriott International, Inc. 5.810% 11/10/15	300,000	337,067
Marriott International, Inc. 6.200% 6/15/16	945,000	1,062,131
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	44,000	45,430
Wyndham Worldwide Corp. 6.000% 12/01/16	800,000	862,720
Wynn Las Vegas LLC 7.750% 8/15/20	750,000	832,500

		4,283,655

Machinery – Diversified — 0.1%
Roper Industries, Inc. 6.625% 8/15/13	765,000	819,360

Manufacturing — 0.8%
Cooper US, Inc. 6.100% 7/01/17	535,000	626,131
General Electric Co. 5.250% 12/06/17	335,000	384,500
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	310,000	375,498
Ingersoll-Rand Global Holding Co. Ltd. 9.500% 4/15/14	590,000	685,799
Siemens Financieringsmaatschappij NV (a) 5.750% 10/17/16	530,000	612,150
Textron, Inc. 6.200% 3/15/15	1,050,000	1,127,154
Textron, Inc. 7.250% 10/01/19	730,000	825,636
Tyco Electronics Group SA 6.550% 10/01/17	275,000	317,679
Tyco Electronics Group SA 7.125% 10/01/37	335,000	445,492
Tyco International Finance SA 4.125% 10/15/14	925,000	985,857
Tyco International Finance SA 8.500% 1/15/19	330,000	425,066
Tyco International Group SA 6.875% 1/15/21	510,000	632,763

		7,443,725

Media — 1.3%
CBS Corp. 7.875% 7/30/30	315,000	400,742

	Principal Amount	Value
Comcast Corp. 6.400% 5/15/38	$190,000	$228,272
Comcast Corp. 6.500% 1/15/15	335,000	379,768
Comcast Corp. 6.950% 8/15/37	515,000	655,239
NBCUniversal Media LLC 6.400% 4/30/40	65,000	79,911
News America, Inc. 6.900% 8/15/39	420,000	485,504
Scholastic Corp. 5.000% 4/15/13	1,680,000	1,684,200
Thomson Corp. 5.700% 10/01/14	1,250,000	1,383,276
Thomson Reuters Corp. 5.950% 7/15/13	335,000	356,939
Time Warner Cable, Inc. 4.000% 9/01/21	550,000	556,450
Time Warner Cable, Inc. 6.750% 6/15/39	985,000	1,163,992
Time Warner Cable, Inc. 7.500% 4/01/14	590,000	660,596
Time Warner Cable, Inc. 8.250% 4/01/19	75,000	94,201
Time Warner Cable, Inc. 8.750% 2/14/19	325,000	415,002
Time Warner, Inc. 4.700% 1/15/21	650,000	699,868
Time Warner, Inc. 5.875% 11/15/16	710,000	819,501
Time Warner, Inc. 6.100% 7/15/40	650,000	762,018
Time Warner, Inc. 6.250% 3/29/41	1,035,000	1,240,914
Viacom, Inc. 6.250% 4/30/16	265,000	307,609

		12,374,002

Metal Fabricate & Hardware — 0.1%
The Timken Co. 6.000% 9/15/14	875,000	946,927

Mining — 0.9%
Corporacion Nacional del Cobre de Chile (a) 5.500% 10/15/13	420,000	450,083
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/01/17	1,280,000	1,360,000
Newcrest Finance Property Ltd. (a) 4.450% 11/15/21	1,100,000	1,085,007
Newmont Mining Corp. 5.125% 10/01/19	960,000	1,063,361

The accompanying notes are an integral part of the financial statements.

48

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Teck Resources Ltd. 7.000% 9/15/12	$335,000	$347,745
Teck Resources Ltd. 10.750% 5/15/19	545,000	664,900
Vale Overseas Ltd. 5.625% 9/15/19	1,095,000	1,206,253
Vale Overseas Ltd. 6.250% 1/11/16	770,000	861,366
Vale Overseas Ltd. 6.250% 1/23/17	380,000	428,229
Vale Overseas Ltd. 6.875% 11/10/39	335,000	383,709
Xstrata Canada Financial Corp. (c) 2.850% 11/10/14	1,000,000	1,005,107

		8,855,760

Office Equipment/Supplies — 0.1%
Xerox Corp. 4.250% 2/15/15	475,000	500,648
Xerox Corp. 5.500% 5/15/12	295,000	299,892
Xerox Corp. 5.625% 12/15/19	85,000	92,852

		893,392

Office Furnishings — 0.2%
Steelcase, Inc. 6.375% 2/15/21	1,600,000	1,700,282

Oil & Gas — 2.3%
Anadarko Petroleum Corp. 6.375% 9/15/17	2,000,000	2,318,268
Anadarko Petroleum Corp. 6.450% 9/15/36	545,000	621,355
Cenovus Energy, Inc. 5.700% 10/15/19	540,000	633,400
Cenovus Energy, Inc. 6.750% 11/15/39	545,000	721,254
ConocoPhillips 6.500% 2/01/39	475,000	657,052
Devon Energy Corp. 5.600% 7/15/41	700,000	841,630
Devon Energy Corp. 6.300% 1/15/19	260,000	318,022
EQT Corp. 4.875% 11/15/21	500,000	504,721
Motiva Enterprises LLC (a) 5.750% 1/15/20	820,000	952,980
Motiva Enterprises LLC (a) 6.850% 1/15/40	655,000	846,857
Nexen, Inc. 7.500% 7/30/39	150,000	179,818
Noble Holding International Ltd. 7.375% 3/15/14	870,000	970,156

	Principal Amount	Value
Pemex Project Funding Master Trust 6.625% 6/15/35	$140,000	$158,725
PetroBakken Energy Ltd., Convertible (c) 3.125% 2/08/16	1,400,000	1,295,000
Petrobras International Finance Co. 3.875% 1/27/16	900,000	927,190
Petrobras International Finance Co. 5.375% 1/27/21	1,005,000	1,055,854
Petrobras International Finance Co. 6.750% 1/27/41	425,000	488,382
Petroleos Mexicanos 5.500% 1/21/21	1,190,000	1,291,150
Pioneer Natural Resources Co. 5.875% 7/15/16	1,150,000	1,251,537
Pioneer Natural Resources Co. 7.500% 1/15/20	1,050,000	1,231,483
Rowan Cos., Inc. 5.000% 9/01/17	690,000	725,023
Shell International Finance BV 5.500% 3/25/40	325,000	406,106
Talisman Energy, Inc. 7.750% 6/01/19	545,000	672,018
Tesoro Corp. 6.500% 6/01/17	275,000	281,875
Transocean, Inc. 5.050% 12/15/16	900,000	918,967
Valero Energy Corp. 4.500% 2/01/15	925,000	989,675
Valero Energy Corp. 6.125% 2/01/20	800,000	889,862

		22,148,360

Oil & Gas Services — 0.3%
Baker Hughes, Inc. 5.125% 9/15/40	800,000	935,445
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	1,575,000	1,584,844

		2,520,289

Packaging & Containers — 0.5%
Bemis Co., Inc. 6.800% 8/01/19	840,000	1,001,263
Packaging Corporation of America 5.750% 8/01/13	523,000	551,151
Sealed Air Corp. (a) 5.625% 7/15/13	1,260,000	1,309,469
Sealed Air Corp. 7.875% 6/15/17	1,050,000	1,107,505
Sonoco Products Co. 4.375% 11/01/21	475,000	491,992

		4,461,380

The accompanying notes are an integral part of the financial statements.

49

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pharmaceuticals — 0.6%
Abbott Laboratories 5.600% 11/30/17	$380,000	$453,778
Eli Lilly & Co. 5.950% 11/15/37	175,000	224,856
McKesson Corp. 4.750% 3/01/21	600,000	679,766
McKesson Corp. 6.000% 3/01/41	550,000	702,990
Mead Johnson Nutrition Co. 4.900% 11/01/19	1,010,000	1,111,601
Mead Johnson Nutrition Co. 5.900% 11/01/39	590,000	689,642
Merck & Co., Inc. 5.850% 6/30/39	180,000	234,718
Mylan, Inc. (a) 7.625% 7/15/17	550,000	600,188
Pfizer, Inc. 7.200% 3/15/39	395,000	583,131
Wyeth 6.000% 2/15/36	360,000	459,954

		5,740,624

Pipelines — 2.1%
Boardwalk Pipelines LLC 5.500% 2/01/17	200,000	218,077
CenterPoint Energy Resources Corp. 4.500% 1/15/21	475,000	503,080
CenterPoint Energy Resources Corp. 5.850% 1/15/41	425,000	489,796
DCP Midstream LLC (a) 9.750% 3/15/19	35,000	45,626
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	2,000,000	2,047,456
Energy Transfer Partners LP 9.700% 3/15/19	1,050,000	1,286,408
Enogex LLC (a) 6.875% 7/15/14	1,595,000	1,746,066
Enterprise Products Operating LP 3.200% 2/01/16	450,000	465,876
Enterprise Products Operating LP 5.950% 2/01/41	1,100,000	1,232,939
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	190,000	204,107
Kern River Funding Corp. (a) 4.893% 4/30/18	540,067	590,342
Kinder Morgan Energy Partners LP 6.000% 2/01/17	185,000	209,379
Kinder Morgan Energy Partners LP 6.500% 2/01/37	150,000	165,174
Kinder Morgan Energy Partners LP 6.950% 1/15/38	175,000	197,661

	Principal Amount	Value
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	$2,700,000	$2,747,250
Magellan Midstream Partners LP 6.550% 7/15/19	560,000	662,334
NGPL PipeCo LLC (a) 6.514% 12/15/12	2,000,000	2,020,288
ONEOK Partners LP 3.250% 2/01/16	450,000	463,204
ONEOK Partners LP 6.125% 2/01/41	1,100,000	1,267,318
Rockies Express Pipeline LLC (a) 6.250% 7/15/13	630,000	664,853
Rockies Express Pipeline LLC (a) 6.850% 7/15/18	415,000	428,778
Southern Natural Gas Co. (a) 5.900% 4/01/17	310,000	354,290
Texas Eastern Transmission LP (a) 6.000% 9/15/17	230,000	271,980
TransCanada PipeLines Ltd. 6.200% 10/15/37	130,000	162,030
Transcontinental Gas Pipe Line Co. LLC 8.875% 7/15/12	505,000	525,292
Williams Partners LP 5.250% 3/15/20	1,415,000	1,566,360

		20,535,964

Real Estate — 0.3%
AMB Property LP 4.500% 8/15/17	760,000	758,549
Brookfield Asset Management, Inc. 7.125% 6/15/12	460,000	471,063
ProLogis LP 5.625% 11/15/16	1,655,000	1,747,404

		2,977,016

Real Estate Investment Trusts (REITS) — 0.6%
Boston Properties LP 3.700% 11/15/18	475,000	485,014
Boston Properties LP 4.125% 5/15/21	580,000	583,653
Boston Properties LP 5.000% 6/01/15	170,000	184,105
Brandywine Operating Partners LP 4.950% 4/15/18	800,000	787,502
DDR Corp. 4.750% 4/15/18	1,000,000	956,807
DDR Corp. 7.875% 9/01/20	1,000,000	1,115,554
ERP Operating LP 4.625% 12/15/21	375,000	382,408
Mack-Cali Realty LP 7.750% 8/15/19	515,000	613,689

The accompanying notes are an integral part of the financial statements.

50

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Senior Housing Properties Trust 8.625% 1/15/12	$105,000	$105,185
Simon Property Group LP 4.200% 2/01/15	190,000	201,481
Simon Property Group LP 5.650% 2/01/20	140,000	160,448

		5,575,846

Retail — 1.0%
CVS Caremark Corp. 6.125% 9/15/39	560,000	681,455
CVS Pass-Through Trust (a) 5.926% 1/10/34	1,400,000	1,444,730
CVS Pass-Through Trust (a) 7.507% 1/10/32	9,640	11,149
The Gap, Inc. 5.950% 4/12/21	1,265,000	1,206,558
Home Depot, Inc. 5.950% 4/01/41	600,000	774,115
J.C. Penney Co., Inc. 5.650% 6/01/20	1,400,000	1,372,000
J.C. Penney Corp., Inc. 7.950% 4/01/17	135,000	147,150
McDonald’s Corp. 6.300% 10/15/37	400,000	558,950
Nordstrom, Inc. 6.750% 6/01/14	250,000	280,334
O’Reilly Automotive, Inc. 4.875% 1/14/21	575,000	611,822
Target Corp. 7.000% 1/15/38	475,000	663,961
Wal-Mart Stores, Inc. 6.200% 4/15/38	730,000	980,342
Wal-Mart Stores, Inc. 6.500% 8/15/37	515,000	711,466

		9,444,032

Savings & Loans — 0.2%
First Niagara Financial Group, Inc. 7.250% 12/15/21	800,000	819,107
Glencore Funding LLC (a) 6.000% 4/15/14	1,175,000	1,213,680
Washington Mutual Bank (b) 5.650% 8/15/14	1,125,000	112

		2,032,899

Semiconductors — 0.1%
Applied Materials, Inc. 5.850% 6/15/41	1,000,000	1,139,722

Software — 0.0%
Microsoft Corp. 3.000% 10/01/20	340,000	361,712

	Principal Amount	Value
Storage & Warehousing — 0.2%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875% 3/15/18	$1,780,000	$1,739,950

Telecommunications — 2.5%
America Movil SAB de CV 5.000% 3/30/20	500,000	552,386
America Movil SAB de CV 6.125% 3/30/40	525,000	624,202
American Tower Corp. 4.500% 1/15/18	1,950,000	1,983,663
American Tower Corp. 5.050% 9/01/20	2,020,000	2,023,654
AT&T, Inc. 6.500% 9/01/37	1,135,000	1,413,175
British Telecom PLC STEP 9.625% 12/15/30	495,000	697,603
CenturyLink, Inc. 5.500% 4/01/13	840,000	857,609
CenturyLink, Inc. 6.150% 9/15/19	560,000	562,559
Cisco Systems, Inc. 5.500% 1/15/40	345,000	422,130
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	475,000	662,582
Embarq Corp. 7.082% 6/01/16	780,000	845,478
Embarq Corp. 7.995% 6/01/36	145,000	150,247
Juniper Networks, Inc. 4.600% 3/15/21	450,000	476,875
Juniper Networks, Inc. 5.950% 3/15/41	700,000	765,596
Rogers Communications, Inc. 5.500% 3/15/14	190,000	204,808
Rogers Communications, Inc. 7.500% 8/15/38	50,000	69,647
Telecom Italia Capital 6.000% 9/30/34	115,000	85,212
Telecom Italia Capital 6.175% 6/18/14	910,000	875,297
Telefonica Emisiones SAU 3.992% 2/16/16	1,200,000	1,153,801
Telefonica Emisiones SAU 5.462% 2/16/21	475,000	453,276
Telstra Corp. Ltd. (a) 4.800% 10/12/21	1,155,000	1,224,939
Verizon Communications, Inc. 7.350% 4/01/39	420,000	587,166
Verizon Communications, Inc. 8.750% 11/01/18	1,275,000	1,722,176

The accompanying notes are an integral part of the financial statements.

51

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Verizon Global Funding Corp. 7.750% 12/01/30	$250,000	$348,179
Virgin Media Secured Finance PLC 6.500% 1/15/18	1,830,000	1,944,375
Windstream Corp. 7.875% 11/01/17	1,100,000	1,190,750
Windstream Corp. 8.125% 8/01/13	2,100,000	2,247,000

		24,144,385

Transportation — 0.6%
Asciano Finance (a) 5.000% 4/07/18	750,000	752,060
Bristow Group, Inc. 7.500% 9/15/17	1,060,000	1,102,400
Burlington Northern Santa Fe LLC 6.150% 5/01/37	720,000	909,392
Canadian National Railway Co. 5.850% 11/15/17	200,000	240,339
Canadian Pacific Railway Co. Ltd 7.250% 5/15/19	1,010,000	1,184,250
CSX Corp. 7.250% 5/01/27	50,000	65,354
Norfolk Southern Corp. 6.000% 5/23/2111	375,000	435,301
Union Pacific Corp. 4.000% 2/01/21	500,000	536,454
Union Pacific Corp. 5.375% 6/01/33	520,000	556,518

		5,782,068

Trucking & Leasing — 0.4%
GATX Corp. 3.500% 7/15/16	875,000	879,076
GATX Corp. 4.750% 10/01/12	1,135,000	1,157,917
GATX Corp. 4.750% 5/15/15	315,000	335,748
GATX Corp. 8.750% 5/15/14	1,145,000	1,299,379

		3,672,120

TOTAL CORPORATE DEBT (Cost $312,061,812)		334,498,058

MUNICIPAL OBLIGATIONS — 1.2%
Access Group, Inc., Delaware VRN 1.583% 9/01/37	820,000	688,800
Colorado Bridge Enterprise BAB 6.078% 12/01/40	2,100,000	2,617,251
New York City Municipal Water Finance Authority 5.882% 6/15/44	105,000	129,607
North Texas Tollway Authority BAB 6.718% 1/01/49	2,015,000	2,429,848

	Principal Amount	Value
State of California 5.950% 4/01/16	$410,000	$461,553
State of California BAB 7.550% 4/01/39	120,000	146,726
State of California BAB 7.600% 11/01/40	1,160,000	1,432,264
State of Illinois 5.365% 3/01/17	2,200,000	2,320,604
Tennessee Valley Authority 5.250% 9/15/39	750,000	956,831

		11,183,484

TOTAL MUNICIPAL OBLIGATIONS (Cost $9,873,447)		11,183,484

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 13.4%
Automobile ABS — 0.6%
Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A FRN (a) 0.424% 8/20/13	1,305,000	1,293,480
Avis Budget Rental Car Funding AESOP LLC, Series 2005-4A, Class A3 FRN (a) 0.564% 7/20/12	1,650,000	1,639,277
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (a) 2.028% 9/15/21	655,265	659,104
Chesapeake Funding LLC, Series 2009-1, Class A FRN (a) 2.278% 12/15/20	715,304	718,474
First Investors Auto Owner Trust, Series 2011-1, Class A2 (a) 1.470% 3/16/15	602,952	605,917
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (a) 2.550% 9/15/16	613,031	611,533
Santander Drive Auto Receivables Trust, Series 2010-1, Class A2 1.360% 3/15/13	138,504	138,585
Westlake Automobile Receivables Trust, Series 2010-1A, Class A (a) 1.750% 12/17/12	134,585	134,703

		5,801,073

Commercial MBS — 6.4%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.723% 2/10/51	2,040,000	2,236,673

The accompanying notes are an integral part of the financial statements.

52

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.205% 2/10/51	$775,000	$874,344
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4 4.674% 6/11/41	2,785,000	2,998,897
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 VRN 5.116% 2/11/41	1,555,000	1,666,407
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	1,345,000	1,467,794
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	69,755	69,820
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	925,000	923,600
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	364,002	364,577
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4 VRN 5.405% 12/11/40	420,000	463,724
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3 VRN 5.468% 6/11/41	2,480,000	2,666,662
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, VRN 5.471% 1/12/45	800,000	906,119
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	590,000	646,485
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	2,100,000	2,299,196
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.758% 9/11/38	1,650,000	1,708,000
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM VRN 5.775% 6/10/46	950,000	964,483

	Principal Amount	Value
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.813% 12/10/49	$2,360,000	$2,633,478
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	1,725,000	1,803,372
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4 VRN 5.419% 2/15/39	1,145,000	1,261,348
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (a) 6.204% 2/15/41	1,385,000	661,319
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (a) 3.386% 7/10/44	950,000	982,657
DBUBS Mortgage Trust, Series 2011-LC1A, Class C VRN (a) 5.556% 11/10/46	1,375,000	1,325,768
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A2 5.597% 12/10/49	800,000	818,064
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 5.882% 7/10/38	579,000	639,484
GS Mortgage Securities Corporation II, Series 2011-GC3, Class A2 (a) 3.645% 3/10/44	1,900,000	1,995,581
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (a) 3.341% 7/15/46	450,000	464,502
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class B (a) 4.801% 7/15/46	375,000	341,065
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C2, Class A3 VRN 5.215% 5/15/41	2,880,000	3,058,317
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	1,240,000	1,332,537
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4 5.481% 12/12/44	1,040,000	1,130,600

The accompanying notes are an integral part of the financial statements.

53

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4 VRN 5.291% 1/12/44	$440,000	$485,966
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	1,060,000	1,142,549
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	2,520,000	2,674,803
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 5.906% 6/12/46	1,305,000	1,450,533
Morgan Stanley Capital I, Series 2011-C2, Class A2 (a) 3.476% 6/15/44	1,200,000	1,258,597
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (a) 5.200% 6/15/44	525,000	488,392
Morgan Stanley Capital I, Series 2011-C2, Class C VRN (a) 5.318% 6/15/44	600,000	512,481
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	2,100,000	2,296,891
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	1,534,862	1,578,994
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.278% 1/11/43	1,680,000	1,959,509
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.738% 8/15/39	3,005,000	3,250,723
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.738% 8/15/39	875,000	864,030
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	1,240,000	1,307,698
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 5.853% 2/15/51	1,872,541	1,884,825
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (a) 3.349% 11/15/43	418,953	434,952
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (a) 3.240% 3/15/44	750,000	781,811

	Principal Amount	Value
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (a) 3.791% 2/15/44	$650,000	$689,684
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class B VRN (a) 5.636% 11/15/44	500,000	482,690

		62,250,001

Home Equity ABS — 2.5%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.563% 8/25/35	767,630	689,854
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C STEP 0.653% 7/25/35	624,913	565,361
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.663% 11/25/34	877,042	824,599
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class M1 FRN 0.723% 7/25/35	864,665	655,319
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.733% 6/25/35	1,275,000	1,121,298
Bear Stearns Asset-Backed Securities Trust, Series 2005-AQ2, Class A3 STEP 0.653% 9/25/35	1,136,937	993,379
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 STEP 0.673% 11/25/35	494,017	486,109
Bear Stearns Asset-Backed Securities Trust, Series 2005-3, Class A1 FRN 0.743% 9/25/35	769,456	706,602
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE1, Class M1 FRN 0.823% 1/25/35	131,557	130,257
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.393% 5/25/36	173,573	169,923
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A2 FRN 0.403% 7/25/36	447,978	436,558
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (a) 0.703% 12/25/33	424,233	397,314
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT4, Class M2 FRN 0.723% 7/25/35	200,000	168,583
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.523% 9/25/34	520,675	471,212

The accompanying notes are an integral part of the financial statements.

54

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Countrywide Asset-Backed Certificates, Series 2005-9, Class 2A4M FRN 0.673% 1/25/36	$243,762	$243,034
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.783% 12/25/35	846,055	815,081
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.193% 2/25/35	586,942	546,118
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF2, Class M1 FRN 0.693% 3/25/35	99,509	98,448
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.533% 1/25/36	726,042	676,198
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.723% 4/25/35	703,283	588,385
Home Equity Asset Trust, Series 2007-2, Class 2A1 FRN 0.403% 7/25/37	763,571	713,179
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.463% 8/25/36	743,579	638,163
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 STEP 0.573% 8/25/45	418,845	409,186
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class M1 FRN 0.763% 8/25/35	1,200,000	1,019,174
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.793% 2/25/35	964,469	896,257
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.823% 2/25/35	1,200,000	861,706
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 1.028% 6/28/35	1,967,957	1,832,786
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (a) 1.058% 6/28/35	950,000	644,373
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.743% 3/25/35	925,000	635,168
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	1,225	1,099
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 STEP 0.763% 5/25/35	592,564	564,239

	Principal Amount	Value
Park Place Securities, Inc., Series 2005-WHQ4, Class A2D FRN 0.663% 9/25/35	$456,613	$342,499
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.673% 8/25/35	1,323,640	1,182,862
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.793% 3/25/35	1,000,000	754,077
Park Place Securities, Inc., Series 2004-WHQ2, Class M2 FRN 0.923% 2/25/35	815,000	641,749
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.483% 3/25/36	917,346	856,471
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.653% 8/25/35	537,095	482,439
Wells Fargo Home Equity Trust, Series 2005-2, Class M1 FRN 0.693% 8/25/35	1,050,000	868,181

		24,127,240

Other ABS — 0.9%
Cajun Global LLC, Series 2011-1A, Class A2 (a) 5.955% 2/20/41	1,073,750	1,104,441
CLI Funding LLC, Series 2011-1A (a) 4.500% 3/18/26	932,881	900,875
Dominos Pizza Master Issuer LLC, Series 2007-1, Class A2 (a) 5.261% 4/25/37	825,000	826,814
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.520% 6/02/17	1,050,000	1,019,340
Newport Waves CDO (Acquired 3/30/07, Cost $1,269,023), Series 2007-1A, Class A3LS FRN (a) (d) 1.163% 6/20/14	1,175,000	696,422
Structured Receivables Finance LLC, Series 2010-B, Class A (a) 3.730% 8/15/36	393,937	392,015
TAL Advantage LLC, Series 2006-1A FRN (a) 0.474% 4/20/21	693,333	640,467
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	713,229	733,842
Trip Rail Master Funding LLC, Series 2011-1A, Class A2 (a) 6.024% 7/15/41	850,000	850,006

The accompanying notes are an integral part of the financial statements.

55

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Triton Container Finance LLC, Series 2006-1A FRN (a) 0.460% 11/26/21	$1,954,375	$1,788,253

		8,952,475

Student Loans ABS — 2.1%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.636% 8/25/26	673,122	636,611
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.583% 3/28/17	797,852	793,312
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.794% 1/25/47	1,500,000	1,260,000
Education Funding Capital Trust I, Series 2003-3, Class A4 FRN 0.045% 12/15/32	1,150,000	1,139,018
GCO Education Loan Funding Trust, Series 2005-1, Class A6AR FRN 1.796% 3/25/42	800,000	674,904
Goal Capital Funding Trust, Series 2006-1, Class B FRN 0.956% 8/25/42	950,000	677,756
Higher Education Funding I, Series 2004-1, Class A2 FRN (a) 0.000% 1/01/44	150,000	120,000
Higher Education Funding I, Series 2004-1, Class A5 FRN (a) 0.000% 1/01/44	150,000	120,000
Higher Education Funding I, Series 2004-1, Class A6 FRN (a) 0.000% 1/01/44	150,000	120,000
Higher Education Funding I, Series 2004-1, Class A9 FRN (a) 0.286% 1/01/44	150,000	120,000
National Collegiate Student Loan Trust, Series 2007-2, Class A1 FRN 0.333% 1/27/25	392,692	391,500
National Collegiate Student Loan Trust, Series 2007-1, Class A1 FRN 0.333% 6/25/25	1,388,215	1,381,396
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.403% 3/25/26	504,070	496,586
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 1.093% 4/25/46	802,549	795,173
Northstar Education Finance, Inc., Series 2007-1, Class B FRN 1.463% 1/28/47	850,000	525,895
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.573% 7/15/36	1,250,000	1,114,706

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-12, Class B FRN 1.136% 3/15/38	$875,488	$737,170
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 1.760% 12/15/16	1,400,000	1,399,563
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 1.766% 12/15/16	580,000	579,819
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (a) 1.768% 12/15/16	150,000	149,953
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (a) 1.772% 12/15/16	1,900,000	1,899,406
SLM Student Loan Trust, Series 2003-10A, Class A1E FRN (a) 1.781% 12/15/16	150,000	149,953
SLM Student Loan Trust, Series 2003-2, Class A6 FRN 1.785% 9/15/28	350,000	330,750
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 1.794% 9/15/28	950,000	864,500
SLM Student Loan Trust, Series 2006-7, Class A6B FRN 1.796% 1/27/42	715,000	666,380
SLM Student Loan Trust, Series 2003-10A, Class B FRN (a) 3.360% 12/17/46	1,525,000	1,143,750
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.614% 10/28/28	425,875	419,345
Wachovia Student Loan Trust, Series 2005-1, Class A4 FRN 0.528% 7/27/20	1,354,496	1,342,570

		20,050,016

WL Collateral CMO — 0.8%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.825% 8/25/34	201,718	149,455
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.774% 2/25/34	36,484	28,316
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 2.908% 9/25/33	20,527	14,136
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.742% 8/25/34	38,773	34,233
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.474% 1/19/38	774,227	445,937

The accompanying notes are an integral part of the financial statements.

56

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.653% 7/25/35	$676,554	$633,325
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.403% 5/25/37	706,343	287,167
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.628% 8/25/34	108,153	69,117
Merrill Lynch Mortgage Investors Trust, Series 2005-AR1, Class A1A FRN 0.573% 6/25/36	490,915	486,095
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.543% 8/25/36	235,544	176,837
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.589% 7/25/33	7,196	6,030
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 2.889% 2/25/34	11,612	9,817
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.476% 2/25/34	903	739
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	1,848,589	1,845,700
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 (a) 3.000% 1/17/13	2,581,406	2,591,086
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.473% 6/25/46	1,471,995	503,244
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.582% 3/25/34	70,159	54,314
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.608% 4/25/44	184,840	130,384

		7,465,932

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.543% 11/25/37	1,144,920	1,082,042
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.968% 6/25/32	52,882	37,850

		1,119,892

	Principal Amount	Value

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $129,503,265)		$129,766,629

SOVEREIGN DEBT OBLIGATIONS — 0.7%
Colombia Government International Bond 7.375% 3/18/19	$725,000	913,500
Peruvian Government International Bond 6.550% 3/14/37	405,000	514,350
Poland Government International Bond 6.375% 7/15/19	690,000	764,175
Province of Quebec Canada 7.500% 9/15/29	390,000	583,529
Republic of Brazil International Bond 5.625% 1/07/41	1,315,000	1,525,400
Republic of Brazil International Bond 5.875% 1/15/19	876,000	1,035,870
United Mexican States 5.125% 1/15/20	850,000	971,125
United Mexican States 6.750% 9/27/34	685,000	892,212

		7,200,161

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $6,299,596)		7,200,161

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 33.8%
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	201,658	231,524
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	176,638	202,020

		433,544

Pass-Through Securities — 33.8%
Federal Home Loan Mortgage Corp. Pool #G14225 4.000% 8/01/26	7,991,860	8,395,511
Pool #C03565 4.000% 12/01/40	7,752,859	8,129,297
Pool #A96469 4.000% 1/01/41	2,132,547	2,236,092
Pool #A96849 4.000% 2/01/41	2,295,909	2,407,386
Pool #G08330 4.500% 1/01/39	18,101	19,173

The accompanying notes are an integral part of the financial statements.

57

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #A84097 4.500% 1/01/39	$16,635	$17,620
Pool #G05167 4.500% 2/01/39	527,068	558,280
Pool #A84432 4.500% 2/01/39	530,691	562,118
Pool #A84277 4.500% 2/01/39	19,824	20,998
Pool #A84315 4.500% 2/01/39	69,518	73,635
Pool #A85612 4.500% 4/01/39	402,941	426,802
Pool #G05695 4.500% 11/01/39	5,658,068	5,993,132
Pool #A90421 4.500% 12/01/39	216,265	229,072
Pool #A90764 4.500% 1/01/40	103,030	109,131
Pool #A90988 4.500% 2/01/40	887,396	939,946
Pool #G05849 4.500% 5/01/40	811,038	859,067
Pool #A92240 4.500% 5/01/40	5,556,833	5,885,902
Pool #A93451 4.500% 8/01/40	3,910,733	4,142,322
Pool #C03517 4.500% 9/01/40	76,040	80,543
Pool #G05253 5.000% 2/01/39	2,761,404	2,966,352
Pool #C90913 5.500% 8/01/25	271,683	295,126
Pool #C90939 5.500% 12/01/25	206,950	224,807
Pool #C91026 5.500% 4/01/27	450,064	488,899
Pool #D97258 5.500% 4/01/27	362,197	393,450
Pool #C91074 5.500% 8/01/27	34,556	37,516
Pool #D97417 5.500% 10/01/27	282,933	307,170
Pool #C91128 5.500% 12/01/27	18,046	19,592
Pool #C91148 5.500% 1/01/28	806,128	875,184
Pool #C91176 5.500% 5/01/28	289,689	314,505
Pool #C91217 5.500% 11/01/28	167,612	181,970
Pool #A18613 5.500% 2/01/29	500,000	543,262

	Principal Amount	Value
Pool #C01283 5.500% 11/01/31	$230,701	$251,160
Pool #A14212 5.500% 10/01/33	5,010	5,444
Pool #A47293 5.500% 10/01/35	967,787	1,050,768
Pool #G05367 5.500% 12/01/35	223,692	242,872
Pool #A43941 5.500% 3/01/36	904,890	982,194
Pool #A49727 5.500% 6/01/36	97,308	105,621
Pool #A53341 5.500% 10/01/36	213,616	232,800
Pool #A53911 5.500% 11/01/36	191,763	207,966
Pool #A57561 5.500% 2/01/37	14,167	15,355
Pool #A60064 5.500% 4/01/37	321,059	347,985
Pool #A60379 5.500% 5/01/37	146,366	158,641
Pool #G03111 5.500% 5/01/37	212,894	230,749
Pool #A62583 5.500% 6/01/37	9,174	9,935
Pool #G02976 5.500% 6/01/37	555,578	602,173
Pool #G03447 5.500% 10/01/37	220,729	239,241
Pool #A68439 5.500% 11/01/37	99,992	108,691
Pool #A68546 5.500% 11/01/37	15,654	16,952
Pool #A68547 5.500% 11/01/37	447,321	484,418
Pool #A69851 5.500% 12/01/37	631,856	689,586
Pool #G03696 5.500% 1/01/38	169,891	183,980
Pool #A72770 5.500% 2/01/38	173,516	187,906
Pool #G03812 5.500% 2/01/38	48,823	52,872
Pool #G08273 5.500% 6/01/38	284,392	307,977
Pool #A77685 5.500% 6/01/38	170,636	184,787
Pool #A77764 5.500% 6/01/38	916,913	992,952
Pool #A78147 5.500% 6/01/38	194,674	210,819

The accompanying notes are an integral part of the financial statements.

58

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #G04448 5.500% 7/01/38	$880,122	$953,110
Pool #G04567 5.500% 7/01/38	155,403	168,290
Pool #G05671 5.500% 8/01/38	146,390	158,667
Pool #A80970 5.500% 8/01/38	682,305	738,888
Pool #A81883 5.500% 9/01/38	323,772	350,622
Pool #G04688 5.500% 9/01/38	186,371	201,827
Pool #A82624 5.500% 10/01/38	83,738	90,683
Pool #G04847 5.500% 10/01/38	695,783	753,484
Pool #G05196 5.500% 10/01/38	2,737,490	2,964,509
Pool #G05267 5.500% 12/01/38	459,142	497,219
Pool #G06172 5.500% 12/01/38	1,148,197	1,243,417
Pool #A83406 5.500% 12/01/38	527,307	571,036
Pool #A83747 5.500% 12/01/38	128,257	138,894
Pool #G05193 5.500% 12/01/38	36,368	39,384
Pool #G05122 5.500% 1/01/39	871,641	943,926
Pool #G05179 5.500% 1/01/39	991,727	1,073,971
Pool #G05852 5.500% 3/01/39	265,398	287,407
Pool #G05922 5.500% 7/01/39	15,440	16,720
Pool #G06021 5.500% 1/01/40	309,196	334,838
Pool #G05860 5.500% 2/01/40	1,517,665	1,643,525
Pool #G05923 5.500% 2/01/40	200,403	217,022
Pool #G06193 5.500% 5/01/40	7,010,004	7,591,342
Pool #E85389 6.000% 9/01/16	54,331	58,408
Pool #G11431 6.000% 2/01/18	34,740	37,346
Pool #E85301 6.500% 9/01/16	96,036	104,233
Pool #E85032 6.500% 9/01/16	17,827	19,214

	Principal Amount	Value
Pool #E85409 6.500% 9/01/16	$106,592	$115,423
Pool #C01079 7.500% 10/01/30	6,785	7,922
Pool #C01135 7.500% 2/01/31	23,119	26,989
Pool #554904 9.000% 3/01/17	105	118
Federal Home Loan Mortgage Corp. TBA Pool #5078 4.000% 10/01/23 (e)	5,500,000	5,777,148
Federal National Mortgage Association Pool #725692 2.305% 10/01/33	505,727	527,078
Pool #775539 2.360% 5/01/34	256,431	273,099
Pool #888586 2.376% 10/01/34	532,514	556,472
Pool #AJ6747 3.000% 10/01/26	490,043	506,563
Pool #AJ9820 3.000% 12/01/26	1,741,462	1,800,440
Pool #AJ7717 3.000% 12/01/26	765,000	790,908
Pool #AI7611 3.000% 12/01/26	500,000	516,934
Pool #AH7651 3.000% 12/01/26	207,542	214,571
Pool #AJ3571 3.000% 1/01/27	500,000	516,934
Pool #MA0953 3.000% 1/01/27	4,960,513	5,128,511
Pool #AH1402 3.500% 11/01/39	94,457	97,243
Pool #AI1035 3.500% 3/01/40	579,148	596,228
Pool #AE4853 3.500% 10/01/40	479,141	493,271
Pool #AE3586 3.500% 10/01/40	198,510	204,364
Pool #AE3264 3.500% 10/01/40	460,557	474,428
Pool #AE6800 3.500% 11/01/40	1,361,413	1,401,564
Pool #AE2617 3.500% 11/01/40	98,178	101,074
Pool #AE8789 3.500% 12/01/40	754,913	777,177
Pool #AE1410 3.500% 12/01/40	642,818	661,776
Pool #AE4448 3.500% 12/01/40	788,760	812,023

The accompanying notes are an integral part of the financial statements.

59

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AE7962 3.500% 12/01/40	$525,502	$541,000
Pool #AE9431 3.500% 12/01/40	764,208	786,746
Pool #AE9450 3.500% 12/01/40	596,111	613,692
Pool #AE9763 3.500% 12/01/40	194,052	199,775
Pool #AE9824 3.500% 12/01/40	437,682	450,590
Pool #AE9386 3.500% 12/01/40	76,133	78,378
Pool #AI4302 3.500% 12/01/40	346,355	356,570
Pool #AH0936 3.500% 12/01/40	292,408	301,032
Pool #AH0200 3.500% 12/01/40	36,304	37,375
Pool #AH0602 3.500% 12/01/40	702,436	723,153
Pool #AH0874 3.500% 12/01/40	614,378	632,497
Pool #AH1218 3.500% 12/01/40	392,724	404,306
Pool #AH1334 3.500% 12/01/40	28,007	28,833
Pool #AH1463 3.500% 12/01/40	672,044	691,864
Pool #AH1838 3.500% 12/01/40	736,721	758,448
Pool #MA0622 3.500% 1/01/41	970,149	998,761
Pool #AE4584 3.500% 1/01/41	107,318	110,483
Pool #AH4618 3.500% 1/01/41	990,291	1,019,497
Pool #AH4632 3.500% 1/01/41	791,969	815,326
Pool #877118 3.500% 1/01/41	305,072	314,069
Pool #AH0621 3.500% 1/01/41	799,905	823,496
Pool #AH4150 3.500% 1/01/41	606,905	624,804
Pool #AH4641 3.500% 1/01/41	346,771	356,998
Pool #AH0030 3.500% 1/01/41	68,590	70,613
Pool #AH5752 3.500% 1/01/41	845,190	870,116
Pool #AE9334 3.500% 1/01/41	98,847	101,762

	Principal Amount	Value
Pool #AH1977 3.500% 1/01/41	$83,972	$86,448
Pool #AH3159 3.500% 1/01/41	64,067	65,956
Pool #AH3384 3.500% 1/01/41	482,520	496,750
Pool #AH4156 3.500% 1/01/41	434,956	447,784
Pool #AH4290 3.500% 1/01/41	142,697	146,906
Pool #MA0651 3.500% 2/01/41	1,162,372	1,196,653
Pool #AH3985 3.500% 2/01/41	383,680	394,995
Pool #AH5647 3.500% 2/01/41	940,426	968,161
Pool #AH0136 3.500% 2/01/41	247,728	255,034
Pool #AH5937 3.500% 2/01/41	517,140	532,392
Pool #AH3739 3.500% 2/01/41	513,439	528,582
Pool #AH8003 3.500% 3/01/41	261,031	268,729
Pool #AH7568 3.500% 3/01/41	556,096	572,496
Pool #AH7604 3.500% 3/01/41	130,338	134,182
Pool #AE2188 3.500% 3/01/41	78,353	80,664
Pool #AH9755 3.500% 4/01/41	447,499	460,697
Pool #AH8412 3.500% 4/01/41	52,267	53,808
Pool #AI0556 3.500% 4/01/41	181,908	187,273
Pool #AI1659 3.500% 4/01/41	395,736	407,407
Pool #AI2856 3.500% 6/01/41	197,820	203,654
Pool #AI7581 3.500% 10/01/41	518,254	533,619
Pool #AI0342 3.500% 10/01/41	997,049	1,026,610
Pool #AI0340 3.500% 10/01/41	773,368	796,297
Pool #254863 4.000% 8/01/13	14,869	15,682
Pool #255174 4.000% 3/01/14	50,371	53,128
Pool #AA3051 4.000% 4/01/24	321,504	339,099

The accompanying notes are an integral part of the financial statements.

60

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AA8684 4.000% 7/01/24	$101,767	$107,336
Pool #AC1566 4.000% 10/01/24	139,808	147,459
Pool #AC2722 4.000% 11/01/24	668,672	705,266
Pool #AC6939 4.000% 12/01/24	175,683	185,297
Pool #AC7686 4.000% 12/01/24	63,366	66,834
Pool #AC8539 4.000% 12/01/24	272,705	287,629
Pool #AC8929 4.000% 1/01/25	275,997	291,101
Pool #AD1149 4.000% 1/01/25	54,605	57,594
Pool #932359 4.000% 1/01/25	237,363	250,353
Pool #AD3689 4.000% 2/01/25	620,815	654,790
Pool #AC9708 4.000% 2/01/25	151,064	159,331
Pool #AD1017 4.000% 2/01/25	680,817	718,076
Pool #AD2103 4.000% 2/01/25	255,609	269,598
Pool #AD2761 4.000% 2/01/25	1,146,124	1,208,848
Pool #932557 4.000% 2/01/25	809,575	853,880
Pool #932559 4.000% 2/01/25	156,843	165,427
Pool #AA5289 4.000% 2/01/25	96,578	101,863
Pool #AC6707 4.000% 3/01/25	592,185	624,593
Pool #AC9740 4.000% 3/01/25	423,358	446,527
Pool #AD2331 4.000% 3/01/25	696,568	734,689
Pool #AD2344 4.000% 3/01/25	71,834	75,766
Pool #AD2717 4.000% 3/01/25	348,500	367,573
Pool #AD2718 4.000% 3/01/25	196,182	206,919
Pool #AD4775 4.000% 3/01/25	372,513	392,899
Pool #AD4538 4.000% 3/01/25	31,674	33,407
Pool #932659 4.000% 3/01/25	680,677	717,928

	Principal Amount	Value
Pool #AD3828 4.000% 4/01/25	$54,074	$57,034
Pool #AD4088 4.000% 5/01/25	405,526	427,719
Pool #AD3541 4.000% 5/01/25	486,639	513,271
Pool #AD2488 4.000% 5/01/25	491,819	518,734
Pool #AD5081 4.000% 5/01/25	406,077	428,301
Pool #AD6583 4.000% 5/01/25	649,718	685,275
Pool #AD7034 4.000% 5/01/25	816,552	861,239
Pool #AD4105 4.000% 5/01/25	85,857	90,556
Pool #AD8900 4.000% 6/01/25	125,461	132,327
Pool #AD3583 4.000% 6/01/25	33,734	35,580
Pool #AD5567 4.000% 6/01/25	133,165	140,453
Pool #AD6585 4.000% 6/01/25	1,290,869	1,361,514
Pool #AD7349 4.000% 6/01/25	1,071,790	1,130,446
Pool #AD7661 4.000% 6/01/25	724,844	764,512
Pool #AD3979 4.000% 6/01/25	1,243,011	1,311,037
Pool #AD4701 4.000% 6/01/25	821,972	866,956
Pool #AD8145 4.000% 7/01/25	685,171	722,668
Pool #AD7771 4.000% 7/01/25	850,379	896,918
Pool #AD6018 4.000% 7/01/25	717,807	757,090
Pool #AD7740 4.000% 7/01/25	258,809	272,973
Pool #AD3992 4.000% 7/01/25	890,523	939,258
Pool #AD5251 4.000% 8/01/25	50,430	53,189
Pool #932813 4.000% 9/01/25	205,686	216,943
Pool #AE1816 4.000% 10/01/25	69,930	73,757
Pool #AD5129 4.000% 1/01/26	138,625	146,212
Pool #AH7189 4.000% 2/01/26	66,068	69,684

The accompanying notes are an integral part of the financial statements.

61

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AH6660 4.000% 2/01/26	$66,867	$70,526
Pool #AH6937 4.000% 2/01/26	798,669	842,378
Pool #AH5159 4.000% 3/01/26	6,773,851	7,144,561
Pool #AH5322 4.000% 3/01/26	430,744	454,317
Pool #MA0694 4.000% 4/01/26	799,965	843,744
Pool #AD7510 4.000% 4/01/26	259,969	274,196
Pool #AH9159 4.000% 5/01/26	433,163	456,869
Pool #AC2752 4.000% 8/01/39	80,100	84,123
Pool #AC8563 4.000% 1/01/40	825,330	866,790
Pool #AD3098 4.000% 4/01/40	25,485	26,765
Pool #AD7121 4.000% 7/01/40	361,784	379,958
Pool #AE0113 4.000% 7/01/40	1,518,755	1,595,049
Pool #AD8033 4.000% 8/01/40	101,598	106,702
Pool #AD9436 4.000% 8/01/40	27,288	28,659
Pool #AE1853 4.000% 8/01/40	1,139,379	1,196,615
Pool #AC9246 4.000% 9/01/40	2,000,000	2,100,469
Pool #AE0385 4.000% 9/01/40	20,273,063	21,291,468
Pool #MA0514 4.000% 9/01/40	769,333	807,980
Pool #AD9362 4.000% 9/01/40	81,203	85,283
Pool #AB1500 4.000% 9/01/40	840,646	882,876
Pool #AE4934 4.000% 9/01/40	163,954	172,190
Pool #AE4050 4.000% 10/01/40	109,827	115,344
Pool #AE5128 4.000% 10/01/40	209,558	220,085
Pool #190405 4.000% 10/01/40	1,660,811	1,744,241
Pool #AE8754 4.000% 10/01/40	1,394,413	1,464,461
Pool #AB1845 4.000% 11/01/40	2,000,000	2,100,469

	Principal Amount	Value
Pool #MA0561 4.000% 11/01/40	$590,194	$619,842
Pool #AE7186 4.000% 11/01/40	594,957	624,844
Pool #AE7314 4.000% 11/01/40	941,961	989,280
Pool #AE8396 4.000% 11/01/40	1,502,784	1,578,276
Pool #AE8397 4.000% 11/01/40	323,013	339,239
Pool #AE9248 4.000% 11/01/40	78,364	82,300
Pool #AE5979 4.000% 11/01/40	101,915	107,035
Pool #AH0153 4.000% 12/01/40	726,548	763,046
Pool #AH0443 4.000% 12/01/40	927,384	973,970
Pool #AH1016 4.000% 12/01/40	313,065	328,791
Pool #AH1561 4.000% 12/01/40	110,231	115,768
Pool #AH1219 4.000% 12/01/40	1,000,000	1,050,235
Pool #AB1958 4.000% 12/01/40	389,807	409,388
Pool #AE2664 4.000% 12/01/40	966,347	1,014,891
Pool #AE2452 4.000% 12/01/40	242,002	254,159
Pool #AE6225 4.000% 12/01/40	959,645	1,007,852
Pool #AE7328 4.000% 12/01/40	1,898,268	1,993,626
Pool #MA0583 4.000% 12/01/40	57,050	59,916
Pool #AE9758 4.000% 12/01/40	1,509,128	1,584,938
Pool #AH1869 4.000% 12/01/40	251,094	263,708
Pool #AH1228 4.000% 12/01/40	871,068	914,826
Pool #AH1512 4.000% 12/01/40	189,779	199,313
Pool #932848 4.000% 12/01/40	1,280,596	1,344,926
Pool #932850 4.000% 12/01/40	2,128,126	2,235,031
Pool #941606 4.000% 12/01/40	718,680	754,782
Pool #AH0017 4.000% 12/01/40	1,177,425	1,236,572

The accompanying notes are an integral part of the financial statements.

62

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AH3098 4.000% 1/01/41	$2,000,000	$2,100,469
Pool #AH1130 4.000% 1/01/41	2,000,000	2,100,469
Pool #MA0614 4.000% 1/01/41	3,141,612	3,299,429
Pool #AH0032 4.000% 1/01/41	572,661	601,428
Pool #AH3458 4.000% 1/01/41	197,154	207,058
Pool #AH3813 4.000% 1/01/41	6,225,043	6,537,754
Pool #AH1190 4.000% 1/01/41	669,248	702,867
Pool #AH6033 4.000% 2/01/41	406,441	426,859
Pool #AH3811 4.000% 2/01/41	2,000,000	2,100,469
Pool #AE0949 4.000% 2/01/41	4,175,218	4,384,957
Pool #AH5653 4.000% 2/01/41	880,516	926,400
Pool #AH6539 4.000% 2/01/41	123,383	130,699
Pool #AH8240 4.000% 3/01/41	630,148	661,804
Pool #AI0146 4.000% 4/01/41	1,838,860	1,931,234
Pool #AE1239 4.000% 5/01/41	1,627,298	1,725,318
Pool #AI6873 4.000% 8/01/41	929,716	977,146
Pool #AH3867 4.000% 9/01/41	2,000,000	2,102,031
Pool #AC8529 4.500% 12/01/39	264,659	281,407
Pool #AD2888 4.500% 4/01/40	359,807	382,576
Pool #AI0964 4.500% 4/01/41	291,142	309,566
Pool #AH8423 4.500% 4/01/41	8,950,007	9,516,374
Pool #AI2468 4.500% 5/01/41	7,986,339	8,494,220
Pool #AI0279 4.500% 5/01/41	189,995	202,078
Pool #AI0570 4.500% 5/01/41	162,935	173,246
Pool #AI0983 4.500% 5/01/41	1,150,869	1,223,697
Pool #AI3307 4.500% 5/01/41	451,407	480,114

	Principal Amount	Value
Pool #AI4815 4.500% 6/01/41	$5,151,740	$5,479,358
Pool #AI2828 4.500% 6/01/41	180,713	194,859
Pool #255148 5.500% 2/01/14	1,420	1,542
Pool #657715 5.500% 9/01/22	9,933	10,866
Pool #256153 5.500% 3/01/26	13,696	14,938
Pool #256600 5.500% 2/01/27	933,397	1,018,096
Pool #687984 5.500% 3/01/33	5,135	5,594
Pool #555876 5.500% 10/01/33	13,929	15,173
Pool #AD0227 5.500% 5/01/34	12,183	13,272
Pool #822982 5.500% 4/01/35	488,955	532,483
Pool #745339 5.500% 3/01/36	94,145	102,527
Pool #891435 5.500% 3/01/36	384,846	419,107
Pool #902354 5.500% 11/01/36	430,570	468,160
Pool #922039 5.500% 2/01/37	681,734	741,253
Pool #915674 5.500% 3/01/37	199,980	217,439
Pool #914752 5.500% 4/01/37	40,207	43,717
Pool #190379 5.500% 5/01/37	421,286	458,066
Pool #899588 5.500% 6/01/37	348,931	379,394
Pool #918554 5.500% 6/01/37	70,223	76,354
Pool #256799 5.500% 7/01/37	61,271	66,620
Pool #942051 5.500% 7/01/37	1,085,040	1,179,769
Pool #944501 5.500% 7/01/37	84,085	91,427
Pool #967740 5.500% 7/01/37	35,576	38,682
Pool #942290 5.500% 8/01/37	8,923	9,703
Pool #959982 5.500% 11/01/37	1,070,563	1,164,028
Pool #953591 5.500% 1/01/38	919,087	999,327

The accompanying notes are an integral part of the financial statements.

63

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #961567 5.500% 2/01/38	$98,030	$106,588
Pool #961589 5.500% 2/01/38	26,360	28,662
Pool #962371 5.500% 3/01/38	591,714	643,373
Pool #995048 5.500% 5/01/38	71,348	77,577
Pool #889572 5.500% 6/01/38	18,666	20,295
Pool #929637 5.500% 6/01/38	7,866	8,553
Pool #995018 5.500% 6/01/38	12,124	13,182
Pool #995072 5.500% 8/01/38	89,350	97,570
Pool #929916 5.500% 9/01/38	224,760	247,895
Pool #889982 5.500% 11/01/38	65,862	71,612
Pool #AB0194 5.500% 1/01/39	34,932	37,982
Pool #AL0484 5.500% 5/01/40	215,911	234,761
Pool #AL0015 5.500% 5/01/40	3,861,645	4,198,785
Pool #AL0414 5.500% 9/01/40	145,039	157,702
Pool #AL0520 5.500% 7/01/41	2,701,722	2,937,595
Pool #AL0675 5.500% 9/01/41	1,221,816	1,328,486
Pool #587994 6.000% 6/01/16	15,965	17,221
Pool #253880 6.500% 7/01/16	60,475	65,170
Pool #575667 7.000% 3/01/31	44,096	50,636
Pool #572577 7.000% 4/01/31	10,302	11,826
Pool #497120 7.500% 8/01/29	419	494
Pool #507053 7.500% 9/01/29	2,600	3,043
Pool #529453 7.500% 1/01/30	7,225	8,521
Pool #531196 7.500% 2/01/30	734	865
Pool #532418 7.500% 2/01/30	5,289	6,239
Pool #530299 7.500% 3/01/30	2,201	2,595

	Principal Amount	Value
Pool #536386 7.500% 4/01/30	$613	$724
Pool #535996 7.500% 6/01/31	24,926	29,234
Pool #523499 8.000% 11/01/29	1,916	2,262
Pool #252926 8.000% 12/01/29	896	1,066
Pool #532819 8.000% 3/01/30	546	653
Pool #537033 8.000% 4/01/30	5,145	6,145
Pool #534703 8.000% 5/01/30	3,609	4,301
Pool #253437 8.000% 9/01/30	469	559
Pool #253481 8.000% 10/01/30	352	420
Pool #190317 8.000% 8/01/31	11,853	14,130
Pool #596656 8.000% 8/01/31	4,517	5,238
Pool #599652 8.000% 8/01/31	106,733	127,835
Pool #602008 8.000% 8/01/31	15,092	18,028
Pool #597220 8.000% 9/01/31	7,923	9,475
Federal National Mortgage Association TBA Pool #1312 3.000% 7/01/26 (e)	4,500,000	4,646,953
Government National Mortgage Association Pool #008746 2.125% 11/20/25	11,452	11,733
Pool #080136 2.125% 11/20/27	2,131	2,187
Pool #587822 5.000% 8/15/33	11,222	12,457
Pool #631270 5.000% 7/15/35	45,804	50,803
Pool #782114 5.000% 9/15/36	778,933	863,824
Pool #677602 5.000% 12/15/37	48,879	54,153
Pool #675179 5.000% 3/15/38	1,555,638	1,723,477
Pool #675182 5.000% 3/15/38	30,967	34,308
Pool #683120 5.000% 3/15/38	110,030	121,901

The accompanying notes are an integral part of the financial statements.

64

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #676795 5.000% 4/15/38	$24,900	$27,586
Pool #686247 5.000% 5/15/38	35,921	39,797
Pool #675476 5.000% 6/15/38	818,205	906,482
Pool #677023 5.000% 6/15/38	433,822	480,627
Pool #686910 5.000% 6/15/38	685,343	759,285
Pool #677098 5.000% 7/15/38	1,322,167	1,464,817
Pool #693616 5.000% 7/15/38	66,650	73,841
Pool #782371 5.000% 8/15/38	337,704	374,139
Pool #782387 5.000% 8/15/38	2,676,344	2,965,097
Pool #782438 5.000% 10/15/38	532,598	590,060
Pool #697557 5.000% 11/15/38	11,763	13,032
Pool #708121 5.000% 1/15/39	573,382	635,244
Pool #701823 5.000% 4/15/39	118,310	131,075
Pool #708852 5.000% 4/15/39	45,832	50,777
Pool #709672 5.000% 4/15/39	382,274	423,517
Pool #716707 5.000% 4/15/39	276,360	306,176
Pool #698342 5.000% 5/15/39	451,927	500,686
Pool #710718 5.000% 7/15/39	2,184,090	2,419,733
Pool #724254 5.000% 8/15/39	978,844	1,084,452
Pool #722246 5.000% 8/15/39	33,164	36,742
Pool #722270 5.000% 9/15/39	111,971	124,051
Pool #714130 5.000% 9/15/39	689,441	763,825
Pool #725382 5.000% 10/15/39	47,599	52,734
Pool #723540 5.000% 12/15/39	257,333	285,097
Pool #721228 5.000% 2/15/40	123,956	137,329
Pool #782932 5.000% 4/15/40	299,749	332,089

	Principal Amount	Value
Pool #782962 5.000% 5/15/40	$188,575	$208,920
Pool #745163 5.000% 6/15/40	490,507	543,428
Pool #753727 5.000% 6/15/40	3,444,439	3,816,061
Pool #677292 5.000% 6/15/40	789,205	874,353
Pool #739708 5.000% 7/15/40	433,202	479,940
Pool #733326 5.000% 9/15/40	48,874	54,147
Pool #738244 5.000% 4/15/41	3,999,544	4,431,057
Pool #369261 6.000% 12/15/23	2,583	2,921
Pool #544462 6.000% 4/15/31	1,088	1,230
Pool #371146 7.000% 9/15/23	1,300	1,473
Pool #374440 7.000% 11/15/23	1,730	1,962
Pool #352022 7.000% 11/15/23	24,333	27,552
Pool #491089 7.000% 12/15/28	38,250	43,856
Pool #483598 7.000% 1/15/29	9,976	11,315
Pool #480539 7.000% 4/15/29	729	838
Pool #478658 7.000% 5/15/29	8,715	10,019
Pool #488634 7.000% 5/15/29	3,166	3,635
Pool #500928 7.000% 5/15/29	12,856	14,746
Pool #498541 7.000% 6/15/29	6,446	6,775
Pool #509546 7.000% 6/15/29	16,934	19,474
Pool #499410 7.000% 7/15/29	3,139	3,611
Pool #508655 7.000% 7/15/29	185	212
Pool #510083 7.000% 7/15/29	5,238	6,014
Pool #493723 7.000% 8/15/29	14,610	16,803
Pool #507093 7.000% 8/15/29	5,616	6,433
Pool #516706 7.000% 8/15/29	248	279

The accompanying notes are an integral part of the financial statements.

65

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #505558 7.000% 9/15/29	$2,826	$3,248
Pool #581417 7.000% 7/15/32	41,397	47,531
Pool #591581 7.000% 8/15/32	17,114	19,665
Pool #210946 7.500% 3/15/17	7,052	7,770
Pool #203940 7.500% 4/15/17	12,043	13,105
Pool #193870 7.500% 5/15/17	8,463	9,297
Pool #181168 7.500% 5/15/17	6,582	7,259
Pool #192796 7.500% 6/15/17	1,261	1,386
Pool #226163 7.500% 7/15/17	13,112	14,487
Government National Mortgage Association TBA Pool #13331 5.000% 5/01/38 (e)	4,000,000	4,431,250
New Valley Generation IV 4.687% 1/15/22	357,183	406,132

		326,251,426

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $318,891,609)		326,684,970

U.S. TREASURY OBLIGATIONS — 14.2%
U.S. Treasury Bonds & Notes — 14.2%
U.S. Treasury Bond 3.125% 11/15/41	1,390,000	1,456,568
U.S. Treasury Bond 3.500% 2/15/39	3,330,000	3,749,959
U.S. Treasury Bond 4.375% 5/15/40	16,410,000	21,330,926
U.S. Treasury Bond 5.375% 2/15/31	4,505,000	6,420,861
U.S. Treasury Note 0.250% 12/15/14	32,100,000	31,995,925
U.S. Treasury Note 0.500% 5/31/13	3,035,000	3,047,982
U.S. Treasury Note 0.625% 7/15/14	15,000,000	15,117,187
U.S. Treasury Note (f) 1.875% 9/30/17	38,545,000	40,306,626
U.S. Treasury Note 2.125% 8/15/21	12,290,000	12,606,372

	Principal Amount	Value
U.S. Treasury Note 3.000% 9/30/16	$670,000	$738,727

		136,771,133

TOTAL U.S. TREASURY OBLIGATIONS (Cost $130,739,556)		136,771,133

TOTAL BONDS & NOTES (Cost $907,369,285)		946,104,435

TOTAL LONG-TERM INVESTMENTS (Cost $907,369,285)		946,104,435

SHORT-TERM INVESTMENTS — 3.0%
Commercial Paper — 3.0%
Autozone, Inc. (a) 0.568% 1/13/12	1,000,000	999,813
Devon Energy Corp. (a) 0.283% 1/03/12	12,600,000	12,599,804
Kinder Morgan Energy Partners LP (a) 0.517% 1/04/12	15,000,000	14,999,363

		28,598,980

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/12	223,443	223,443

TOTAL SHORT-TERM INVESTMENTS (Cost $28,822,423)		28,822,423

TOTAL INVESTMENTS — 100.9% (Cost $936,191,708) (g)		974,926,858

Other Assets/(Liabilities) — (0.9)%		(8,586,937)

NET ASSETS — 100.0%		$966,339,921

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

The accompanying notes are an integral part of the financial statements.

66

MML Managed Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $107,281,657 or 11.10% of net assets.
(b)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2011, these securities amounted to a value of $56,055 or 0.01% of net assets.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2011, these securities amounted to a value of $2,300,107 or 0.24% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At December 31, 2011, these securities amounted to a value of $696,422 or 0.07% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

67

MML Money Market Fund – Portfolio of Investments

December 31, 2011

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 100.2%
Commercial Paper — 84.9%
7-Eleven, Inc (a) 0.060% 1/23/12	$2,000,000	$1,999,927
7-Eleven, Inc. (a) 0.099% 1/05/12	2,750,000	2,749,972
Air Products & Chemicals, Inc. (a) 0.041% 1/03/12	4,750,000	4,749,989
American Honda Finance Corp. 0.152% 1/19/12	3,500,000	3,499,737
American Honda Finance Corp. 0.091% 1/20/12	1,250,000	1,249,941
Baker Hughes, Inc. (a) 0.091% 1/03/12	4,750,000	4,749,976
Bank of Nova Scotia/New York 0.225% 3/01/12	4,750,000	4,748,219
Basin Electric Power Cooperative (a) 0.101% 1/23/12	4,750,000	4,749,710
Baxter International, Inc. (a) 0.152% 1/10/12	4,750,000	4,749,822
Becton Dickinson & Co. 0.091% 1/27/12	4,750,000	4,749,691
BG Energy Finance, Inc. (a) 0.202% 1/20/12	1,000,000	999,894
BG Energy Finance, Inc. (a) 0.202% 1/25/12	1,500,000	1,499,800
Cargill Global Funding PLC (a) 0.112% 1/09/12	4,750,000	4,749,884
Caterpillar Financial Services Corp. 0.081% 2/08/12	1,410,000	1,409,881
Cisco Systems, Inc. (a) 0.061% 1/10/12	4,750,000	4,749,929
Coca-Cola Co., The (a) 0.061% 2/09/12	3,000,000	2,999,805
Commonwealth Bank of Australia (a) 0.101% 1/20/12	1,200,000	1,199,937
Commonwealth Bank of Australia (a) 0.253% 4/24/12	2,050,000	2,048,377
Covidien International Finance SA, (a) 0.202% 1/03/12	4,625,000	4,624,949
Deere & Co. (a) 0.061% 1/26/12	3,400,000	3,399,858
Emerson Electric Co. (a) 0.071% 1/17/12	2,000,000	1,999,938
Emerson Electric Co. (a) 0.071% 1/19/12	750,000	749,974
Emerson Electric Co. (a) 0.051% 1/27/12	500,000	499,982
Export-Import Bank of Korea 0.456% 1/12/12	4,750,000	4,749,347
General Electric Capital Corp. 0.091% 3/13/12	4,750,000	4,749,145

	Principal Amount	Value
Google, Inc. (a) 0.051% 1/09/12	$4,750,000	$4,749,947
Intel Corp. 0.020% 1/05/12	2,250,000	2,249,995
International Business Machines Corp. (a) 0.051% 1/30/12	4,075,000	4,074,836
Johnson & Johnson (a) 0.041% 4/03/12	2,375,000	2,374,755
JP Morgan Chase & Co. 0.030% 2/27/12	4,700,000	4,699,777
National Rural Utilities Cooperative Finance Corp. 0.111% 1/10/12	2,000,000	1,999,945
National Rural Utilities Cooperative Finance Corp. 0.111% 1/17/12	2,750,000	2,749,866
Nestle Capital Corp. (a) 0.071% 3/05/12	2,400,000	2,399,701
Nestle Capital Corp. (a) 0.152% 3/26/12	1,350,000	1,349,522
Nestle Capital Corp. (a) 0.111% 4/18/12	480,000	479,842
Paccar Financial Corp. 0.061% 1/17/12	1,000,000	999,973
Paccar Financial Corp. 0.071% 1/24/12	2,350,000	2,349,895
Paccar Financial Corp. 0.121% 2/06/12	1,400,000	1,399,832
PepsiCo, Inc. (a) 0.041% 1/11/12	4,750,000	4,749,947
Procter & Gamble Co., The (a) 0.081% 2/16/12	500,000	499,949
Procter & Gamble Co., The (a) 0.091% 3/06/12	1,000,000	999,838
Procter & Gamble Co., The 0.091% 3/06/12	3,000,000	2,999,512
Reckitt Benckiser Treasury Services PLC (a) 0.101% 1/05/12	1,000,000	999,989
Reckitt Benckiser Treasury Services PLC (a) 0.121% 1/31/12	600,000	599,940
Roche Holding, Inc. (a) 0.060% 1/18/12	2,000,000	1,999,943
Roche Holding, Inc. 0.061% 1/18/12	2,550,000	2,549,928
Rockwell Automation (a) 0.263% 1/05/12	4,750,000	4,749,863
Sanofi (a) 0.131% 3/15/12	1,250,000	1,249,666
Sherwin-Williams Co., The (a) 0.141% 1/04/12	1,000,000	999,988

The accompanying notes are an integral part of the financial statements.

68

MML Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sherwin-Williams Co., The (a) 0.162% 1/17/12	$3,750,000	$3,749,733
Sigma-Aldrich Corp. (a) 0.061% 1/03/12	2,900,000	2,899,990
Sigma-Aldrich Corp. (a) 0.061% 1/04/12	525,000	524,997
Sigma-Aldrich Corp. (a) 0.030% 1/06/12	1,325,000	1,324,994
Toyota Motor Credit Corp. 0.041% 1/23/12	4,700,000	4,699,885
Unilever Capital Corp. (a) 0.061% 1/04/12	4,700,000	4,699,976
Union Bank NA 0.081% 1/05/12	4,750,000	4,749,958
Walt Disney Co., The (a) 0.101% 2/07/12	743,000	742,924
Wisconsin Gas LLC 0.152% 1/06/12	4,750,000	4,749,901

		160,846,491

Corporate Debt — 2.4%
Berkshire Hathaway, Inc. FRN 0.624% 2/10/12	1,000,000	1,000,211
Sanofi FRN 0.623% 3/28/12	3,500,000	3,500,000

		4,500,211

Discount Notes — 6.3%
Federal Farm Credit Discount Notes 0.125% 5/15/12	1,250,000	1,249,414
Federal Farm Credit Discount Notes 0.140% 6/05/12	1,500,000	1,499,090
Federal Home Loan Bank Discount Notes 0.105% 3/07/12	150,000	149,971
Federal Home Loan Bank Discount Notes 0.110% 3/07/12	350,000	349,929
Federal Home Loan Bank Discount Notes 0.130% 2/10/12	1,470,000	1,469,788
Federal Home Loan Mortgage Corp. 0.075% 5/14/12	850,000	849,763
Federal Home Loan Mortgage Corp. 0.090% 6/01/12	1,121,000	1,120,574
Federal Home Loan Mortgage Corp. 0.095% 4/02/12	200,000	199,951
Federal Home Loan Mortgage Corp. 0.120% 6/05/12	350,000	349,818
Federal Home Loan Mortgage Corp. 0.120% 7/06/12	1,000,000	999,377
Federal National Mortgage Association 0.100% 2/15/12	725,000	724,909

	Principal Amount	Value
Federal National Mortgage Association 0.150% 1/17/12	$875,000	$874,942
Federal National Mortgage Association 0.160% 2/21/12	2,150,000	2,149,513

		11,987,039

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/12	13,292	13,292

U.S. Government Obligations — 4.0%
U.S. Treasury Note 0.375% 9/30/12	3,500,000	3,506,658
U.S. Treasury Note 0.750% 5/31/12	1,000,000	1,002,640
U.S. Treasury Note 1.375% 3/15/12	2,000,000	2,004,884
U.S. Treasury Note 1.750% 8/15/12	1,000,000	1,010,239

		7,524,421

U.S. Treasury Bills — 2.6%
U.S. Treasury Bill 0.052% 4/19/12	2,000,000	1,999,685
U.S. Treasury Bill 0.065% 8/23/12	2,000,000	1,999,152
U.S. Treasury Bill 0.274% 1/12/12	1,000,000	999,916

		4,998,753

TOTAL SHORT-TERM INVESTMENTS (Cost $189,870,207)		189,870,207

TOTAL INVESTMENTS — 100.2% (Cost $189,870,207) (b)		189,870,207

Other Assets/(Liabilities) — (0.2)%		(338,502)

NET ASSETS — 100.0%		$189,531,705

Notes to Portfolio of Investments

FRN	Floating Rate Note
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $99,492,063 or 52.49% of net assets.
(b)	See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

69

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

December 31, 2011

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Assets:
Investments, at value (Note 2) (a)	$559,564,792	$760,194,284	$946,104,435	$-
Short-term investments, at value (Note 2) (b)	50,875,085	35,910,908	28,822,423	189,870,207

Total investments	610,439,877	796,105,192	974,926,858	189,870,207

Cash	3,253	-	34	-
Receivables from:
Investments sold	44,095,669	-	32,768,064	-
Investment adviser (Note 3)	-	-	-	70,074
Fund shares sold	11,766	315,267	617,120	50,475
Variation margin on open futures contracts (Note 2)	-	-	36,735	-
Interest and dividends	2,062,691	1,510,443	7,081,776	19,904
Foreign taxes withheld	-	29,598	-	-
Open swap agreements, at value (Note 2)	839,606	-	3,344,001	-

Total assets	657,452,862	797,960,500	1,018,774,588	190,010,660

Liabilities:
Payables for:
Investments purchased	42,924,982	-	33,514,727	-
Fund shares repurchased	75,609	30,294	211,352	336,197
Investments purchased on a when-issued basis (Note 2)	48,666,673	-	14,869,534	-
Variation margin on open futures contracts (Note 2)	54,772	-	-	-
Interest and dividends	2,152	-	8,225	-
Open swap agreements, at value (Note 2)	27,640	-	105,956	-
Trustees’ fees and expenses (Note 3)	134,655	173,076	97,335	27,513
Collateral held for open swap agreements (Note 2)	890,000	-	3,222,009	-
Affiliates (Note 3):
Investment management fees	204,792	273,153	321,989	77,487
Service fees	7,190	10,667	58,483	-
Accrued expense and other liabilities	60,827	83,475	25,057	37,758

Total liabilities	93,049,292	570,665	52,434,667	478,955

Net assets	$564,403,570	$797,389,835	$966,339,921	$189,531,705

Net assets consist of:
Paid-in capital	$554,213,351	$928,657,735	$913,981,641	$189,553,251
Undistributed (accumulated) net investment income (loss)	666,119	14,381,163	5,242,448	-
Distributions in excess of net investment income	-	-	-	(21,948)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(97,322,173)	(187,069,831)	9,392,420	402
Net unrealized appreciation (depreciation) on investments and foreign currency translations	106,846,273	41,420,768	37,723,412	-

Net assets	$564,403,570	$797,389,835	$966,339,921	$189,531,705

(a) Cost of investments:	$452,754,679	$718,773,837	$907,369,285	$-
(b) Cost of short-term investments:	$50,875,085	$35,910,908	$28,822,423	$189,870,207

The accompanying notes are an integral part of the financial statements.

70

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2011

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Initial Class shares:
Net assets	$552,072,124	$778,896,664	$864,477,192	$189,531,705

Shares outstanding (a)	31,516,811	42,071,574	66,557,702	189,717,144

Net asset value, offering price and redemption price per share	$17.52	$18.51	$12.99	$1.00

Service Class shares:
Net assets	$12,331,446	$18,493,171	$101,862,729	$-

Shares outstanding (a)	704,753	1,004,731	7,853,227	-

Net asset value, offering price and redemption price per share	$17.50	$18.41	$12.97	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

71

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2011

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund		MML Money Market Fund
Investment income (Note 2):
Dividends (a)	$7,778,335	$18,404,068	$-		$-
Interest	7,096,869	2,950	37,735,926		315,025

Total investment income	14,875,204	18,407,018	37,735,926		315,025

Expenses (Note 3):
Investment management fees	2,499,517	3,516,771	3,727,058		904,034
Custody fees	162,772	72,790	-	*	25,064
Audit fees	32,345	33,131	33,161		32,245
Legal fees	7,796	9,933	-	*	8,832
Proxy fees	918	918	-	*	918
Shareholder reporting fees	82,117	124,193	-	*	28,144
Trustees’ fees	59,536	88,892	52,124		18,004

	2,845,001	3,846,628	3,812,343		1,017,241
Service fees:
Service Class	26,340	36,908	201,445		-

Total expenses	2,871,341	3,883,536	4,013,788		1,017,241
Expenses waived (Note 3):
Initial Class fees waived by adviser	-	-	-		(702,216)

Net expenses	2,871,341	3,883,536	4,013,788		315,025

Net investment income (loss)	12,003,863	14,523,482	33,722,138		-

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	39,955,359	61,089,227	15,520,132		757
Futures contracts	383,586	-	(2,114,934)		-
Written options	-	(386,824)	-		-
Swap agreements	482,823	-	1,933,141		-
Foreign currency transactions	(9)	2,695	-		-

Net realized gain (loss)	40,821,759	60,705,098	15,338,339		757

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(25,363,784)	(104,999,727)	15,465,568		-
Futures contracts	(258,730)	-	168,445		-
Swap agreements	325,983	-	1,526,951		-
Translation of assets and liabilities in foreign currencies	-	321	-		-

Net change in unrealized appreciation (depreciation)	(25,296,531)	(104,999,406)	17,160,964		-

Net realized gain (loss) and change in unrealized appreciation (depreciation)	15,525,228	(44,294,308)	32,499,303		757

Net increase (decrease) in net assets resulting from operations	$27,529,091	$(29,770,826)	$66,221,441		$757

(a) Net of withholding tax of:	$43	$205,586	$-		$-

*	Paid by MassMutual pursuant to investment management agreement.

The accompanying notes are an integral part of the financial statements.

72

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MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blend Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$12,003,863	$13,254,205
Net realized gain (loss) on investment transactions	40,821,759	38,249,886
Net change in unrealized appreciation (depreciation) on investments	(25,296,531)	18,127,356

Net increase (decrease) in net assets resulting from operations	27,529,091	69,631,447

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(11,838,976)	(12,286,144)
Service Class	(202,649)	(144,207)

Total distributions from net investment income	(12,041,625)	(12,430,351)

From net realized gains:
Initial Class	-	-
Service Class	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Initial Class	(53,705,773)	(59,224,224)
Service Class	2,648,050	3,104,985

Increase (decrease) in net assets from fund share transactions	(51,057,723)	(56,119,239)

Total increase (decrease) in net assets	(35,570,257)	1,081,857
Net assets
Beginning of year	599,973,827	598,891,970

End of year	$564,403,570	$599,973,827

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$666,119	$687,884

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

74

MML Equity Fund		MML Managed Bond Fund		MML Money Market Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

$14,523,482	$13,135,340	$33,722,138	$40,073,333	$-	$-
60,705,098	71,479,946	15,338,339	18,603,325	757	3,907
(104,999,406)	34,633,432	17,160,964	6,283,878	-	-

(29,770,826)	119,248,718	66,221,441	64,960,536	757	3,907

(13,345,775)	(15,657,880)	(31,183,012)	(34,187,215)	(3,339)	(56,662)
(230,708)	(154,234)	(2,920,256)	(1,659,585)	-	-

(13,576,483)	(15,812,114)	(34,103,268)	(35,846,800)	(3,339)	(56,662)

-	-	(16,083,648)	(4,879,683)	(2,946)	-
-	-	(1,347,903)	(172,794)	-	-

-	-	(17,431,551)	(5,052,477)	(2,946)	-

(87,776,930)	(48,127,814)	(18,288,881)	(104,361,993)	581,030	16,561,528
7,873,064	4,261,490	35,341,020	33,895,214	-	-

(79,903,866)	(43,866,324)	17,052,139	(70,466,779)	581,030	16,561,528

(123,251,175)	59,570,280	31,738,761	(46,405,520)	575,502	16,508,773

920,641,010	861,070,730	934,601,160	981,006,680	188,956,203	172,447,430

$797,389,835	$920,641,010	$966,339,921	$934,601,160	$189,531,705	$188,956,203

$14,381,163	$13,501,064	$5,242,448	$3,414,670	$-	$-

$-	$-	$-	$-	$(21,948)	$(18,775)

75

MML Series Investment Fund II – Financial Highlights

(For a share outstanding throughout each period)

MML Blend Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital		Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
12/31/11	$17.08	$0.36	$0.45	$0.81	$(0.37)	$-		$(0.37)	$17.52	4.78%		$552,072	0.49%		2.05%		285%
12/31/10	15.51	0.36	1.55	1.91	(0.34)	-		(0.34)	17.08	12.50%		590,576	0.48%		2.25%		242%
12/31/09	13.21	0.37	2.30	2.67	(0.37)	-		(0.37)	15.51	20.55%		593,358	0.49%		2.71%		210%
12/31/08	17.65	0.46	(4.41)	(3.95)	(0.49)	(0.00	) †	(0.49)	13.21	(22.73%	)	561,752	0.47%		2.91%		187%
12/31/07	17.19	0.50	0.50	1.00	(0.54)	-		(0.54)	17.65	5.90%		865,879	0.44%		2.84%		197%
Service Class
12/31/11	$17.06	$0.32	$0.44	$0.76	$(0.32)	$-		$(0.32)	$17.50	4.52%		$12,331	0.74%		1.82%		285%
12/31/10	15.49	0.32	1.55	1.87	(0.30)	-		(0.30)	17.06	12.22%		9,398	0.73%		2.01%		242%
12/31/09	13.20	0.33	2.30	2.63	(0.34)	-		(0.34)	15.49	20.25%		5,534	0.74%		2.33%		210%
12/31/08 +++	16.29	0.09	(2.95)	(2.86)	(0.23)	(0.00	) †	(0.23)	13.20	(17.62%	) **	1,676	0.74%	*	1.90%	*	187%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

MML Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders								Ratios / Supplemental Data:
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital		Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
12/31/11	$19.57	$0.34	$(1.09)	$(0.75)	$(0.31)	$-	$-		$(0.31)	$18.51	(3.76%)		$778,897	0.44%		1.72%		65%
12/31/10	17.41	0.27	2.22	2.49	(0.33)	-	-		(0.33)	19.57	14.77%		909,171	0.44%		1.54%		113%
12/31/09	13.65	0.30	3.87	4.17	(0.41)	-	-		(0.41)	17.41	30.71%		855,092	0.46%		1.97%		106%
12/31/08	23.36	0.40	(10.11)	(9.71)	-	-	-		-	13.65	(41.58%)		719,154	0.44%		2.08%		129%
12/31/07	26.02	0.47	0.66	1.13	(0.51)	(3.28)	(0.00	) †	(3.79)	23.36	4.01%		1,208,002	0.42%		1.72%		110%
Service Class
12/31/11	$19.48	$0.30	$(1.09)	$(0.79)	$(0.28)	$-	$-		$(0.28)	$18.41	(4.00%)		$18,493	0.69%		1.55%		65%
12/31/10	17.35	0.23	2.21	2.44	(0.31)	-	-		(0.31)	19.48	14.48%		11,470	0.69%		1.31%		113%
12/31/09	13.64	0.23	3.89	4.12	(0.41)	-	-		(0.41)	17.35	30.39%		5,979	0.71%		1.52%		106%
12/31/08+++	20.24	0.14	(6.74)	(6.60)	-	-	-		-	13.64	(32.62	%) **	1,934	0.71	% *	2.71	% *	129	% ~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

76

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Managed Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
12/31/11	$12.80	$0.47	$0.44	$0.91	$(0.48)	$(0.24)	$(0.72)	$12.99	7.31%		$864,477	0.41%		3.63%		186%
12/31/10	12.49	0.54	0.32	0.86	(0.49)	(0.06)	(0.55)	12.80	6.96%		869,339	0.41%		4.18%		199%	>>
12/31/09	11.98	0.52	0.67	1.19	(0.54)	(0.14)	(0.68)	12.49	10.21%		950,074	0.42%		4.23%		262%
12/31/08	12.28	0.59	(0.31)	0.28	(0.58)	-	(0.58)	11.98	2.38%		563,000	0.45%		4.88%		97%
12/31/07	12.07	0.60	0.25	0.85	(0.64)	-	(0.64)	12.28	7.10%		505,142	0.46%		4.95%		87%
Service Class
12/31/11	$12.79	$0.43	$0.44	$0.87	$(0.45)	$(0.24)	$(0.69)	$12.97	7.04%		$101,863	0.66%		3.34%		186%
12/31/10	12.48	0.50	0.33	0.83	(0.46)	(0.06)	(0.52)	12.79	6.70%		65,262	0.66%		3.92%		199%	>>
12/31/09	11.97	0.49	0.67	1.16	(0.51)	(0.14)	(0.65)	12.48	9.93%		30,933	0.67%		3.94%		262%
12/31/08+++	12.01	0.21	0.02	0.23	(0.27)	-	(0.27)	11.97	1.96%	**	7,867	0.70%	*	4.63%	*	97% ~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
>>	Portfolio turnover rate excludes securities sold from redemptions in-kind. Amount would be 208% including securities sold from redemptions in-kind.

MML Money Market Fund

		Income (loss) from investment operations:						Less distributions to shareholders:									Ratios / Supplemental Data:
	Net asset value, beginning of the period	Net investment income (loss) ***		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations		From net investment income		From net realized gains		Total distributions		Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets
Initial Class
12/31/11	$1.00	$-		$0.00	†	$0.00	†	$(0.00	) †	$(0.00	) †	$(0.00	) †	$1.00	0.00%	††	$189,532	0.54%	0.17%	#	-
12/31/10	1.00	-		0.00	†	0.00	†	(0.00	) †	-		(0.00	) †	1.00	0.00%	††	188,956	0.54%	0.24%	#	-
12/31/09	1.00	0.00	†	(0.00	) †	0.00	†	(0.00	) †	-		(0.00	) †	1.00	0.07%		172,447	0.54%	0.37%	#	0.05%
12/31/08	1.00	0.02		0.00	†	0.02		(0.02)		-		(0.02)		1.00	2.10%		179,947	0.55%	N/A		2.00%
12/31/07	1.00	0.05		0.00	†	0.05		(0.05)		-		(0.05)		1.00	4.72%		109,007	0.56%	N/A		4.61%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

77

Notes to Financial Statements

1.	The Fund

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 28, 2005, as amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are four series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blend Fund (“Blend Fund”)

MML Equity Fund (“Equity Fund”)

MML Managed Bond Fund (“Managed Bond Fund”)

MML Money Market Fund (“Money Market Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The following table shows the classes available for each Fund, including the date each class commenced operations. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

	Initial Class	Service Class
Blend Fund	2/3/1984	8/15/2008
Equity Fund	12/31/1973	8/15/2008
Managed Bond Fund	12/16/1981	8/15/2008
Money Market Fund	12/16/1981	Not Available

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of

78

Notes to Financial Statements (Continued)

valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. For all Funds other than the Money Market Fund, short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever MassMutual determines more closely approximates current market value. The Money Market Fund’s portfolio securities are valued at amortized cost, which approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a stable net asset value per share, although this cannot be assured. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. Restricted securities are valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values, that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to procedures established by the Trustees, and under the general oversight of the Trustees. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

79

Notes to Financial Statements (Continued)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities held in non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Equity Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2011. The Money Market Fund characterized all investments at Level 2, as of December 31, 2011. For each Fund noted above, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

80

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2011, for the remaining Funds’ investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blend Fund
Equities
Common Stock
Basic Materials	$10,211,732	$-	$-	$10,211,732
Communications	38,119,402	-	-	38,119,402
Consumer, Cyclical	27,272,477	109	-	27,272,586
Consumer, Non-cyclical	82,088,575	-	-	82,088,575
Diversified	125,911	-	-	125,911
Energy	43,247,118	-	-	43,247,118
Financial	43,400,636	-	-	43,400,636
Industrial	36,214,252	-	-	36,214,252
Technology	53,020,921	-	-	53,020,921
Utilities	14,172,891	-	-	14,172,891

Total Common Stock	347,873,915	109	-	347,874,024

Preferred Stock
Consumer, Cyclical	-	109	-	109

Total Preferred Stock	-	109	-	109

Total Equities	347,873,915	218	-	347,874,133

Bonds & Notes
Total Corporate Debt	-	73,202,247	-	73,202,247

Total Municipal Obligations	-	2,707,798	-	2,707,798

Non-U.S. Government Agency Obligations
Automobile ABS	-	1,718,091	-	1,718,091
Commercial MBS	-	12,907,943	-	12,907,943
Home Equity ABS	-	5,933,143	-	5,933,143
Other ABS	-	1,899,997	563,065	2,463,062
Student Loans ABS	-	4,118,696	123,740	4,242,436
WL Collateral CMO	-	2,462,363	-	2,462,363
WL Collateral PAC	-	292,845	-	292,845

Total Non-U.S. Government Agency Obligations	-	29,333,078	686,805	30,019,883

Total Sovereign Debt Obligations	-	1,300,736	-	1,300,736

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	336,701	-	336,701
Pass-Through Securities	-	72,482,546	-	72,482,546

Total U.S. Government Agency Obligations and Instrumentalities	-	72,819,247	-	72,819,247

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	31,640,748	-	31,640,748

Total U.S. Treasury Obligations	-	31,640,748	-	31,640,748

Total Bonds & Notes	-	211,003,854	686,805	211,690,659

Total Long-Term Investments	347,873,915	211,004,072	686,805	559,564,792

Total Short-Term Investments	-	50,875,085	-	50,875,085

Total Investments	$347,873,915	$261,879,157	$686,805	$610,439,877

81

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Managed Bond Fund
Bonds & Notes
Total Corporate Debt	$-	$334,498,058	$-	$334,498,058

Total Municipal Obligations	-	11,183,484	-	11,183,484

Non-U.S. Government Agency Obligations
Automobile ABS	-	5,801,073	-	5,801,073
Commercial MBS	-	62,250,001	-	62,250,001
Home Equity ABS	-	24,127,240	-	24,127,240
Other ABS	-	8,256,053	696,422	8,952,475
Student Loans ABS	-	19,524,121	525,895	20,050,016
WL Collateral CMO	-	7,465,932	-	7,465,932
WL Collateral PAC	-	1,119,892	-	1,119,892

Total Non-U.S. Government Agency Obligations	-	128,544,312	1,222,317	129,766,629

Total Sovereign Debt Obligations	-	7,200,161	-	7,200,161

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	433,544	-	433,544
Pass-Through Securities	-	326,251,426	-	326,251,426

Total U.S. Government Agency Obligations and Instrumentalities	-	326,684,970	-	326,684,970

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	136,771,133	-	136,771,133

Total U.S. Treasury Obligations	-	136,771,133	-	136,771,133

Total Bonds & Notes	-	944,882,118	1,222,317	946,104,435

Total Long-Term Investments	-	944,882,118	1,222,317	946,104,435

Total Short-Term Investments	-	28,822,423	-	28,822,423

Total Investments	$-	$973,704,541	$1,222,317	$974,926,858

The following is the aggregate value by input level, as of December 31, 2011, for the Funds’ other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blend Fund
Futures Contracts
Equity Risk	$309,087	$-	$-	$309,087
Interest Rate Risk	23,888	-	-	23,888
Swap Agreements
Credit Risk	-	839,606	-	839,606
Managed Bond Fund
Futures Contracts
Interest Rate Risk	109,052	-	-	109,052
Swap Agreements
Credit Risk	-	3,344,001	-	3,344,001

82

Notes to Financial Statements (Continued)

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blend Fund
Swap Agreements
Credit Risk	$-	$(27,640)	$-	$(27,640)
Managed Bond Fund
Swap Agreements
Credit Risk	-	(105,956)	-	(105,956)

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2011. The Funds recognize transfers between the Levels as of the beginning of the year.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/10	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Net Transfers into Level 3*		Net Transfers (out) of Level 3*	Balance as of 12/31/11	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/11
Blend Fund
Long-Term Investments
Bonds & Notes
Non-U.S. Government Agency Obligations
Other ABS	$530,195	$-	$-	$32,870	$-	$-	$-		$-	$563,065	$32,870
Student Loans ABS	-	-	-	(2,260)	-	-	126,000	**	-	123,740	(2,260)

	$530,195	$-	$-	$30,610	$-	$-	$126,000		$-	$686,805	$30,610

Managed Bond Fund
Long-Term Investments
Bonds & Notes
Non-U.S. Government Agency Obligations
Other ABS	$655,767	$-	$-	$40,655	$-	$-	$-		$-	$696,422	$40,655
Student Loans ABS	-	-	-	(9,605)	-	-	535,500	**	-	525,895	(9,605)

	$655,767	$-	$-	$31,050	$-	$-	$535,500		$-	$1,222,317	$31,050

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 2 and Level 3 as inputs were less observable.

83

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2011, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivatives and Objective for Use	Blend Fund	Equity Fund	Managed Bond Fund

Futures Contracts*
Hedging/Risk Management	A		A
Duration/Credit Quality Management	A		A
Substitution for Direct Investment	A		A
Intention to Create Investment Leverage in Portfolio	M		M

Interest Rate Swaps**
Hedging/Risk Management	A		A
Duration Management	M		M
Asset/Liability Management	M		M
Substitution for Direct Investment	A		A
Intention to Create Investment Leverage in Portfolio	M		M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A		A
Duration/Credit Quality Management	A		A
Income	M		M
Substitution for Direct Investment	A		A
Intention to Create Investment Leverage in Portfolio	M		M

Credit Default Swaps (Protection Seller)
Hedging/Risk Management	A		A
Duration/Credit Quality Management	A		A
Income	M		M
Substitution for Direct Investment	A		A
Intention to Create Investment Leverage in Portfolio	M		M

Options (Purchased)
Hedging/Risk Management		A
Directional Investment		A
Substitution for Direct Investment		M

Options (Sold)
Hedging/Risk Management		A
Directional Investment		A
Substitution for Direct Investment		M

Rights and Warrants
Hedging/Risk Management	M
Duration/Credit Quality Management	M
Directional Investment	M
Intention to Create Investment Leverage in Portfolio	M
Result of a Corporate Action	A

*	Includes any options purchased or written on futures contracts, if applicable.
**	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

84

Notes to Financial Statements (Continued)

At December 31, 2011, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Blend Fund
Asset Derivatives
Futures Contracts^^	$-	$309,087	$23,888	$332,975
Swap Agreements*	839,606	-	-	839,606

Total Value	$839,606	$309,087	$23,888	$1,172,581

Liability Derivatives
Swap Agreements^	$(27,640)	$-	$-	$(27,640)

Realized Gain (Loss)#
Futures Contracts	$-	$475,731	$(92,145)	$383,586
Swap Agreements	575,654	-	(92,831)	482,823
Warrants	-	(4,059)	-	(4,059)

Total Realized Gain (Loss)	$575,654	$471,672	$(184,976)	$862,350

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(301,676)	$42,946	$(258,730)
Swap Agreements	252,600	-	73,383	325,983

Total Change in Appreciation (Depreciation)	$252,600	$(301,676)	$116,329	$67,253

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	266	119	385
Swap Agreements	$17,811,769	$-	$8,150,000	$25,961,769
Warrants	-	825	-	825

Equity Fund
Asset Derivatives
Purchased Options*	$-	$412,850	$-	$412,850

Realized Gain (Loss)#
Purchased Options	$-	$1,685,754	$-	$1,685,754
Written Options	-	(386,824)	-	(386,824)

Total Realized Gain (Loss)	$-	$1,298,930	$-	$1,298,930

Change in Appreciation (Depreciation)##
Purchased Options	$-	$(1,355,533)	$-	$(1,355,533)

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	-	6,565	-	6,565
Written Options	-	2,032	-	2,032

Managed Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$109,052	$109,052
Swap Agreements*	3,344,001	-	-	3,344,001

Total Value	$3,344,001	$-	$109,052	$3,453,053

Liability Derivatives
Swap Agreements^	$(105,956)	$-	$-	$(105,956)

85

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Managed Bond Fund (Continued)
Realized Gain (Loss)#
Futures Contracts	$-	$-	$(2,114,934)	$(2,114,934)
Swap Agreements	2,325,781	-	(392,640)	1,933,141

Total Realized Gain (Loss)	$2,325,781	$-	$(2,507,574)	$(181,793)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$168,445	$168,445
Swap Agreements	1,215,956	-	310,995	1,526,951

Total Change in Appreciation (Depreciation)	$1,215,956	$-	$479,440	$1,695,396

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	577	577
Swap Agreements	$73,227,602	$-	$34,550,000	$107,777,602

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open swap agreements, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, or swap agreements, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for swap agreements, or shares/units outstanding for written options, purchased options, and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2011.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2011, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks through the use of futures contracts and related options, such as interest rate risk, equity price risk, and currency risk.

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the

86

Notes to Financial Statements (Continued)

asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See “Options, Rights, and Warrants,” below, for information regarding the accounting treatment of options.

The Fund(s) listed in the following table had open futures contracts at December 31, 2011:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Blend Fund
BUYS
266	S&P 500 E Mini Index	3/16/12	$16,659,580	$309,087
80	U.S. Treasury Note 2 Year	3/30/12	17,643,750	17,729
22	U.S. Treasury Note 5 Year	3/30/12	2,711,672	6,159

				$332,975

Managed Bond Fund
BUYS
86	U.S. Treasury Note 5 Year	3/30/12	$10,600,172	$46,706
281	U.S. Treasury Note 2 Year	3/30/12	61,973,672	62,346

				$109,052

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

87

Notes to Financial Statements (Continued)

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at December 31, 2011. A Fund’s current exposure to a counterparty is typically the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate		Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Blend Fund*
Credit Default Swaps
375,000	USD	12/20/16	Bank of America N.A.	Buy	(0.250%	)	Kingdom of Denmark	$3,293	$15,395	$18,688

525,000	USD	9/20/16	Barclays Bank PLC	Buy	(0.250%	)	Kingdom of Sweden	3,000	8,542	11,542

88

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate		Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Blend Fund* (continued)
Credit Default Swaps (continued)
775,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580%	)	Marriott International, Inc.	$22,073	$-	$22,073
199,716	USD	7/25/45	Credit Suisse Securities LLC	Sell†	0.180%		ABX.HE.AAA.06-1 (Babson Rating: A-)††	(678)	(26,962)	(27,640)

								21,395	(26,962)	(5,567)

4,850,000	USD	6/20/16	Goldman Sachs & Co.	Buy	(1.000%	)	CDX.NA.IG.16	(2,533)	40,104	37,571
275,000	USD	9/20/16	Goldman Sachs & Co.	Buy	(0.250%	)	Kingdom of Sweden	1,709	4,337	6,046
400,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	1,120	19,000	20,120
850,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	253	42,502	42,755
1,100,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(7,923)	63,253	55,330
3,100,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(68,829)	224,759	155,930
950,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(9,611)	57,396	47,785
365,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(5,365)	23,725	18,360
3,145,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(145,900)	304,094	158,194
925,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(45,973)	92,500	46,527
2,300,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(10,816)	126,506	115,690
300,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(661)	15,751	15,090
1,350,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(29,974)	97,879	67,905

								(324,503)	1,111,806	787,303

Managed Bond Fund**
Credit Default Swaps
1,660,000	USD	12/20/16	Bank of America N.A.	Buy	(0.250%	)	Kingdom of Denmark	$14,575	$68,149	$82,724

2,400,000	USD	9/20/16	Barclays Bank PLC	Buy	(0.250%	)	Kingdom of Sweden	13,716	39,050	52,766

1,125,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580%	)	Marriott International, Inc	32,041	-	32,041
765,579	USD	7/25/45	Credit Suisse Securities LLC	Sell†	0.180%		ABX.HE.AAA.06-1 (Babson Rating: A-)††	(2,599)	(103,357)	(105,956)

								29,442	(103,357)	(73,915)

19,250,000	USD	6/20/16	Goldman Sachs & Co.	Buy	(1.000%	)	CDX.NA.IG.16	(10,053)	159,177	149,124
1,100,000	USD	9/20/16	Goldman Sachs & Co.	Buy	(0.250%	)	Kingdom of Sweden	6,837	17,347	24,184
4,800,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(22,573)	264,013	241,440

89

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate		Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Managed Bond Fund** (Continued)
Credit Default Swaps (Continued)
5,525,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	$(12,170)	$290,078	$277,908
5,525,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(39,795)	317,703	277,908
13,300,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(295,297)	964,287	668,990
4,575,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	12,810	217,312	230,122
4,200,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(42,490)	253,750	211,260
4,200,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(61,740)	273,000	211,260
10,030,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(465,304)	969,813	504,509
2,950,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(146,615)	295,000	148,385
4,600,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(102,133)	333,513	231,380

								(1,178,523)	4,354,993	3,176,470

USD	U.S. Dollar
*	Collateral for swap agreements received from Goldman Sachs & Co. amounted to $890,000 in cash at December 31, 2011.
**	Collateral for swap agreements received from Barclays Bank PLC, Goldman Sachs & Co., and JP Morgan Chase Bank amounted to $60,000, $3,162,000, and $9 in cash, respectively, at December 31, 2011.
†	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent Babson Capital’s rating category. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.
††	Rating is determined by Babson Capital and represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

90

Notes to Financial Statements (Continued)

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

Writing put and call options. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Rights and Warrants. A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

Transactions in written option contracts during the year ended December 31, 2011, were as follows:

	Number of Contracts	Premiums Received
Equity Fund
Options outstanding at December 31, 2010	-	$-
Options written	2,032	81,970
Options terminated in closing purchase transactions	(2,032)	(81,970)

Options outstanding at December 31, 2011	-	$-

91

Notes to Financial Statements (Continued)

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not typically pay for the securities until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, or forward commitment transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction. Dollar roll transactions may have the effect of creating leverage in a Fund’s portfolio.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

The Blend Fund and Managed Bond Fund had dollar roll transactions during the year December 31, 2011, which were accounted for as purchase and sale transactions.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and

92

Notes to Financial Statements (Continued)

will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of

93

Notes to Financial Statements (Continued)

each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Funds may invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Blend Fund and Managed Bond Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

0.50% of the first $100 million,
0.45% of the next $200 million,
0.40% of the next $200 million,
0.35% of any excess over $500 million

94

Notes to Financial Statements (Continued)

MassMutual has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), pursuant to which Babson Capital serves as the Blend Fund’s, Managed Bond Fund’s, and Money Market Fund’s subadviser providing day-to-day management of each Fund’s investments. Babson Capital is a wholly-owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. Babson Capital receives a fee from MassMutual equal to an annual rate 0.13% of the average daily net assets of the Equity Segment of the Blend Fund, 0.09% of the average daily net assets of the Money Market and Bond Segments of the Blend Fund, 0.10% of the average daily net assets of the Managed Bond Fund, and 0.05% of the average daily net assets of the Money Market Fund.

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the Blend Fund and Managed Bond Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MassMutual and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

MassMutual has entered into an investment subadvisory agreement with OppenheimerFunds, Inc. (“OFI”), pursuant to which OFI serves as one of the subadvisers to the Equity Fund, providing day-to-day management of a portion of the Equity Fund’s investments. OFI is a majority-owned, indirect subsidiary of MassMutual. OFI receives a fee from MassMutual equal to an annual rate of 0.23% of the average daily net assets of the portion of the Equity Fund that OFI manages.

MassMutual has entered into an investment subadvisory agreement with the unaffiliated investment subadviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), pursuant to which Loomis Sayles serves as one of the subadvisers to the Equity Fund, providing day-to-day management of a portion of the Equity Fund’s investments. Loomis Sayles receives a fee from MassMutual based upon the average daily net assets of the portion of the Equity Fund that Loomis Sayles manages.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares, if available, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class shareholders.

Expense Caps and Waivers

For the Money Market Fund, MassMutual has agreed to voluntarily waive some or all of its management fees and, if necessary, reimburse some or all of the Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice. Expense caps and waiver amounts are reflected as a reduction of expenses on the Statement of Operations.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

95

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2011, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blend Fund	$1,130,649,959	$539,968,669	$1,147,993,693	$573,366,474
Equity Fund	-	558,550,583	-	655,483,500
Managed Bond Fund	967,254,980	750,864,509	969,539,816	746,355,294

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Blend Fund Initial Class
Sold	981,392	$17,120,897	1,140,196	$18,291,757
Issued as reinvestment of dividends	697,551	11,838,976	764,142	12,286,144
Redeemed	(4,737,355)	(82,665,646)	(5,589,914)	(89,802,125)

Net increase (decrease)	(3,058,412)	$(53,705,773)	(3,685,576)	$(59,224,224)

Blend Fund Service Class
Sold	263,351	$4,543,509	250,215	$4,009,620
Issued as reinvestment of dividends	12,008	202,649	8,951	144,207
Redeemed	(121,373)	(2,098,108)	(65,551)	(1,048,842)

Net increase (decrease)	153,986	$2,648,050	193,615	$3,104,985

Equity Fund Initial Class
Sold	1,524,940	$28,569,553	3,040,675	$54,035,761
Issued as reinvestment of dividends	762,400	13,345,775	963,837	15,657,880
Redeemed	(6,661,983)	(129,692,258)	(6,686,871)	(117,821,455)

Net increase (decrease)	(4,374,643)	$(87,776,930)	(2,682,359)	$(48,127,814)

Equity Fund Service Class
Sold	452,948	$8,612,288	288,971	$5,092,817
Issued as reinvestment of dividends	13,245	230,708	9,530	154,234
Redeemed	(50,126)	(969,932)	(54,477)	(985,561)

Net increase (decrease)	416,067	$7,873,064	244,024	$4,261,490

Managed Bond Fund Initial Class
Sold	6,846,343	$88,597,468	14,734,992	$189,018,469
Issued as reinvestment of dividends	3,714,217	47,266,660	3,060,620	39,066,898
Redeemed	(11,913,309)	(154,153,009)	(12,571,787)	(162,447,360)
Redemptions in-kind	-	-	(13,378,324)	(170,000,000)

Net increase (decrease)	(1,352,749)	$(18,288,881)	(8,154,499)	$(104,361,993)

96

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Managed Bond Fund Service Class
Sold	3,096,145	$39,894,252	2,950,215	$38,071,156
Issued as reinvestment of dividends	335,264	4,268,159	143,346	1,832,379
Redeemed	(682,217)	(8,821,391)	(468,413)	(6,008,321)

Net increase (decrease)	2,749,192	$35,341,020	2,625,148	$33,895,214

Money Market Fund Initial Class
Sold	97,209,048	$97,116,215	133,816,506	$133,712,431
Issued as reinvestment of dividends	6,292	6,285	56,716	56,662
Redeemed	(96,633,973)	(96,541,470)	(117,295,519)	(117,207,565)

Net increase (decrease)	581,367	$581,030	16,577,703	$16,561,528

6.	Federal Income Tax Information

At December 31, 2011, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blend Fund	$515,952,401	$100,220,733	$(5,733,257)	$94,487,476
Equity Fund	766,464,618	81,041,445	(51,400,871)	29,640,574
Managed Bond Fund	938,735,439	44,182,758	(7,991,339)	36,191,419

Note: The aggregate cost for investments for the Money Market Fund at December 31, 2011, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2011, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2016	Expiring 2017
Blend Fund	$36,368,089	$48,423,294
Equity Fund	–	176,645,489

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

97

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2011, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$12,041,625	$-	$-
Equity Fund	13,576,483	-	-
Managed Bond Fund	46,132,475	5,402,344	-
Money Market Fund	6,285	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2010, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$12,430,351	$-	$-
Equity Fund	15,812,114	-	-
Managed Bond Fund	40,899,277	-	-
Money Market Fund	56,662	-	-

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2011, temporary book and tax accounting differences were primarily attributable to investments in futures contracts, options contracts, swap agreements, premium amortization accruals, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blend Fund	$600,452	$(84,791,383)	$(105,135)	$94,486,285
Equity Fund	14,541,216	(176,645,489)	(160,055)	30,996,428
Managed Bond Fund	7,060,065	9,111,708	(3,525)	36,190,032
Money Market Fund	3,584	–	(25,130)	–

During the year ended December 31, 2011, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blend Fund	$(4,025,835)	$4,009,838	$15,997
Equity Fund	-	66,900	(66,900)
Managed Bond Fund	-	(2,208,908)	2,208,908
Money Market Fund	-	(166)	166

The Funds did not have any unrecognized tax benefits at December 31, 2011, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax

98

Notes to Financial Statements (Continued)

benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2011, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In April and May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) and Accounting Standards Update No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”), respectively. ASU 2011-03 amends FASB Accounting Standards Codification Topic 860, “Transfers and Servicing,” specifically the criteria required to determine whether a repurchase or other similar agreement or a dollar roll transaction should be accounted for as sales of financial assets or secured borrowings with commitments. ASU 2011-04, which is the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP, amends FASB Accounting Standards Codification Topic 820, “Fair Value Measurement,” primarily expanding existing disclosure requirements for fair value measurements. ASU 2011-03 and ASU 2011-04 are each effective for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the implications of these changes and their impact on the financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Blend Fund, plus interest and the Official Committee’s court costs, is approximately $207,400.

In addition, on June 2, 2011, the Blend Fund was named as a defendant in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

Since the Fund cannot predict the outcome of these proceedings, the Fund has not accrued any amounts in the accompanying financial statements related to these proceedings. If the proceedings were to be decided in a manner adverse to the Fund, or if the Fund were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the total net assets of the Fund at the time of such judgment or settlement.

99

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2012

100

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2011; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Nabil N. El-Hage Age: 53	Chairman Trustee	Since 2006 Since 2005	Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	32	Director (2007-2010), Virtual Radiologic Corporation; Chairman (since 2006), Trustee (since 2003), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 57	Trustee	Since 2005	Retired.	32	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 60	Trustee	Since 2005	Retired; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	32	Director (1997-2007), Playtex Products, Inc.; Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Elaine A. Sarsynski^ Age: 56	Trustee and Vice Chairperson	Since 2011	Executive Vice President (since 2006), Senior Vice President and Chief Administrative Officer (2005-2006), MassMutual.	100	Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson and Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

101

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office^^ and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Richard J. Byrne Age: 49	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; President (since 2007), MML Series Investment Fund (open-end investment company).	42

Michael C. Eldredge Age: 47	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	100

Andrew M. Goldberg Age: 45	Vice President, Clerk, and Chief Legal Officer Assistant Clerk	Since 2008 (2005- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Clerk, and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	100

Nicholas H. Palmerino Age: 46	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	100

Philip S. Wellman Age: 47	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	100

Eric H. Wietsma Age: 45	Vice President	Since 2006	Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	100

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate.

The Chairperson and Vice Chairperson are elected to hold such office for a term of four years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

^	Ms. Sarsynski is an “Interested Person,” as that term is defined in the 1940 Act, through her employment with MassMutual.

^^	The President, Treasurer, and Clerk are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

102

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2011, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blend Fund	59.64%
Equity Fund	100.00%

103

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in October 2011, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), approved amended and restated investment management agreements with MassMutual for each of the Funds (“Amended and Restated Investment Management Agreements”), subject to approval by the shareholders of the Funds. In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the Amended and Restated Investment Management Agreements (the “Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

In approving the Amended and Restated Investment Management Agreements, the Trustees considered the Materials and information discussed with representatives of MassMutual at the meeting, as well as the fact that many of the provisions in the Amended and Restated Investment Management Agreements are intended to conform to comparable provisions contained in the form of investment management agreement MassMutual expects to propose for all new mutual funds to be advised by it. The Trustees noted that since their most recent approval of the Funds’ current investment management agreements, there had been no material adverse change relating to MassMutual and the nature or quality of services provided by MassMutual to the Funds. The Trustees also noted that the Amended and Restated Investment Management Agreements clarified the nature of MassMutual’s obligations to the Funds, particularly in cases where a sub-administrator has been appointed and the standard of care applicable to MassMutual’s performance of its obligations to the Funds. The Trustees further considered that no change was being proposed to the advisory fee paid by each Fund to MassMutual, and that MassMutual does not anticipate that the Funds’ expenses will change or increase, as applicable, in any material amount as a result of this proposed change.

With respect to the Managed Bond Fund, the Trustees also considered that the provisions related to the expense allocation in its current investment management agreement differ from those of all the other mutual funds in the MassMutual fund complex, and that there is no basis for the inconsistency in the nature of the services provided by MassMutual or the characteristics of the Fund. The Trustees noted that MassMutual had indicated that the change would bring the Fund’s expense provisions in line with all the other mutual funds in the MassMutual fund complex that approve the Amended and Restated Investment Management Agreements, and more closely in line with what MassMutual considers to be industry practice as to allocation of expenses between mutual funds and their advisers. The Trustees also considered the fact that the expense limitation proposed for the Managed Bond Fund would have the effect of mitigating any increase in expenses over time.

In reviewing the contracts, the Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the ability of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

104

Other Information (Unaudited) (Continued)

Prior to the votes being taken to approve the Amended and Restated Investment Management Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the Amended and Restated Investment Management Agreements, including the anticipated level of MassMutual’s oversight of the Funds and the subadvisory process; and (ii) the terms of the Amended and Restated Investment Management Agreements are fair and reasonable with respect to each Fund and are in the best interest of each Fund’s shareholders. The Trustees also determined that in light of the nature of the proposed changes, it was not necessary to evaluate the Funds’ investment performance and whether the Funds’ fees reflected future expected economies of scale. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Amended and Restated Investment Management Agreements.

The Amended and Restated Investment Management Agreements became effective on December 15, 2011.

Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of the Trust was held on December 15, 2011. Notice of the meeting, and a Proxy Statement, were distributed on or about November 4, 2011 to shareholders of record as of September 30, 2011. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

Proposal 1:	To elect Richard H. Ayers, Allan W. Blair, Nabil N. El-Hage, Maria D. Furman, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr., C. Ann Merrifield, Susan B. Sweeney, and Elaine A. Sarsynski as Trustees for an indefinite term of office.*

This matter was approved by the Trust’s shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Withhold	% of Shares Outstanding
Richard H. Ayers	411,439,629.612	374,022,732.577	88.385	37,416,897.035	8.842
Allan W. Blair	411,439,629.612	374,090,974.774	88.401	37,348,654.838	8.826
Nabil N. El-Hage	411,439,629.612	372,822,783.728	88.101	38,616,845.884	9.126
Maria D. Furman	411,439,629.612	373,364,204.841	88.229	38,075,424.771	8.998
R. Alan Hunter, Jr.	411,439,629.612	374,268,799.813	88.443	37,170,829.799	8.784
Robert E. Joyal	411.439,629.612	373,908,946.089	88.358	37,350,683.523	8.869
F. William Marshall, Jr.	411,439,629.612	374,026,810.974	88.386	37,412,818.638	8.841
C. Ann Merrifield	411,439,629.612	373,519,551.976	88.266	37,920,077.636	8.961
Susan B. Sweeney	411,439,629.612	373,781,574.963	88.328	37,658,054.649	8.899
Elaine A. Sarsynski	411,439,629.612	373,427,067.356	88.244	38,012,562.256	8.983

*	Denotes Trust-wide proposal and voting results.

Proposal 2:	To approve an Amended and Restated Agreement and Declaration of Trust.*

This matter was approved by the Trust’s shareholders. The results of the votes were as follows:

Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
411,439,629.612	377,661,073.262	89.245	14,089,667.899	3.329	19,688,888.451	4.653

*	Denotes Trust-wide proposal and voting results.

105

Other Information (Unaudited) (Continued)

Proposal 4:	To approve an amended and restated investment management agreement under which MassMutual provides both investment management and administrative services.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Blend Fund	32,625,125.196	28,444,994.004	87.187	1,811,469.856	5.553	2,368,661.336	7.260
Equity Fund	44,631,824.496	40,011,688.801	89.550	2,455,663.605	5.496	2,164,472.090	4.844
Money Market Fund	181,481,475.612	167,769,296.292	86.992	4,787,652.477	2.483	8,924,526.843	4.628

Proposal 5:	To approve an amended and restated investment management agreement under which MassMutual provides both investment management and administrative services.

This matter was approved by the following Fund’s shareholders. The results of the vote were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Managed Bond Fund	69,776,052.272	65,429,703.024	93.419	1,601,135.329	2.286	2,745,213.919	3.920

Proposal 8.A:	To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Blend Fund	32,625,125.196	28,139,419.815	86.251	2,114,024.655	6.480	2,371,680.726	7.269
Equity Fund	44,631,824.496	39,207,911.663	87.751	3,092,968.264	6.922	2,330,944.569	5.217
Managed Bond Fund	69,776.052.272	64,915,258.545	92.685	2,019,762.935	2.883	2,841,030.792	4.057
Money Market Fund	181,481,475.612	150,552,098.431	78.065	21,882,666.657	11.347	9,046,710.524	4.691

Proposal 8.B:	To approve an amendment to the Funds’ fundamental investment restrictions with respect to concentrating investments in an industry.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Blend Fund	32,625,125.196	28,121,020.007	86.194	2,152,098.024	6.597	2,352,007.165	7.209
Equity Fund	44,631,824.496	39,607,534.253	88.645	2,692,817.618	6.027	2,331,472.625	5.218
Managed Bond Fund	69,776,052.272	64,852,924.518	92.596	2,108,750.421	3.010	2,814,377.333	4.019
Money Market Fund	181,481,475.612	166,303,442.339	86.232	6,181,445.936	3.206	8,996,587.337	4.665

Proposal 8.D:	To approve the elimination of certain Funds’ fundamental investment restrictions with respect to making loans to any officer, trustee or director or employee of the Trust or MassMutual, or to MassMutual.

This matter was approved by the following Fund’s shareholders. The results of the vote were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Money Market Fund	181,481,475.612	125,670,726.823	65.163	49,077,883.863	25.448	6,732,864.926	3.492

106

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2011

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2011:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2011.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blend Fund
Initial Class	$1,000	0.50%	$996.90	$2.52	$1,022.70	$2.55
Service Class	1,000	0.75%	995.70	3.77	1,021.40	3.82
Equity Fund
Initial Class	1,000	0.44%	907.30	2.12	1,023.00	2.24
Service Class	1,000	0.69%	906.10	3.32	1,021.70	3.52
Managed Bond Fund
Initial Class	1,000	0.41%	1,041.80	2.11	1,023.10	2.09
Service Class	1,000	0.66%	1,040.50	3.39	1,021.90	3.36
Money Market Fund
Initial Class	1,000	0.13%	1,000.00	0.66	1,024.60	0.66

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2011, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

107

Distributor

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

© 2012 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540_lla    112 CRN201303-156813

MML Series Investment Fund II
Annual Report

MML China Fund

MML Enhanced Index Core Equity Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML Short-Duration Bond Fund

MML Small/Mid Cap Equity Fund

MML Strategic Emerging Markets Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2011

MassMutual FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders

To Our Shareholders

Richard J. Byrne

“MassMutual focuses on the long term and encourages retirement investors to do the same – and to keep an appropriate perspective despite short-term changes in the markets or day-to-day events that may seem unsettling. As we observed again in 2011, financial markets can be extremely volatile, but it is important to remember that changing market conditions have the potential to reward patient investors.”

December 31, 2011

Retirement investors face ongoing market volatility

I am pleased to present you with the MML Series Investment Fund II Annual Report, covering the year ended December 31, 2011. The year posed ongoing challenges for many investors, with periods of high volatility driven by ongoing fiscal instability and geopolitical unrest in certain regions characterizing much of the period.

In MassMutual’s view, the uncertain market environment we witnessed in 2011 underscores the importance of maintaining a long-term investment plan designed to suit your investment time horizon and tolerance for risk and monitoring. We also believe in the value of making changes to your plan when appropriate, but not in response to short-term changes in the markets or the economic climate.

Suggestions for retirement investors under any market conditions

Be in it for the long term

History has shown that while markets tend to react negatively to unexpected shocks or unfavorable news, they also have the potential to regain value quickly. Remember, just like any other asset, if you’re holding an investment that has fallen in price, you don’t realize a loss until you sell it. In fact, during market lows, you can often buy quality investments at more reasonable prices than when markets are rallying.

Continue to invest

Sophisticated investors and financial professionals know that individuals who can weather down periods in the market may be rewarded if they continue to invest when shares are trading at lower prices, especially relative to investors who do not continue to invest during down markets.*

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are asset classes that typically behave differently depending upon the economic and market environment. These broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can help themselves take advantage of different opportunities in the market and reduce their risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

Keep it in the proper perspective

We believe doing business with MassMutual is the sign of a good decision. MassMutual focuses on the long term and encourages retirement investors to do the same – and to keep an appropriate perspective despite short-term changes in the markets or day-to-day events that may seem unsettling. As we observed again in 2011, financial markets can be extremely volatile, but it is important to remember that changing market conditions have the potential to reward patient investors.

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MML Series Investment Fund II – President’s Letter to Shareholders (Continued)

This could be an ideal time to contact your financial professional to help you evaluate and fine-tune your retirement-planning strategy, taking into consideration your investment time frame and risk tolerance. Your financial professional can also help you ensure you’re on track to reach your retirement income goals.

Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Richard J. Byrne

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/12 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund II – Economic and Market Review

December 31, 2011

Financial markets produce mixed results amid continued volatility; bright spots emerge

Stocks and bonds in the United States produced mixed results for 2011. One-year performance numbers masked a great deal of volatility throughout the period, as political and economic problems worldwide kept investors on edge for much of the year. Foreign equity markets trailed their U.S. counterparts, with ongoing problems on the world stage driving international stocks into negative territory for the year.

Certain economic indicators continued to concern economists during the period, but the U.S. economic outlook appeared to improve somewhat. Unemployment remained stubbornly high, although there were some bright spots in certain data releases. The housing market mainly continued to struggle but gained some ground later in the year. Home prices throughout the country generally continued their decline and ran in lockstep with reduced volume in contract signings, but some positive signals drove optimism in parts of the country, particularly the South and West, and provided some encouragement to sellers in the otherwise challenging real estate environment. In 2011, the price of oil started at approximately $90 per barrel, rose steadily and peaked in April at more than $116, and finished the year at about $103.

The Federal Reserve (the “Fed”) kept interest rates at historically low levels, with the federal funds rate remaining at 0.0% to 0.25%, in an ongoing attempt to stimulate the economy. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.) The Fed reaffirmed its intention to keep the federal funds rate exceptionally low for an “extended period” repeatedly in 2011, pledging to keep short-term rates low at least until mid-2013. Fed efforts to stimulate the economy included a second round of quantitative easing via targeted bond purchases (known as QE2), which had begun in November 2010 and ended along with the second quarter in June 2011. Additionally, in October 2011, the Fed implemented “Operation Twist,” which further aims to boost economic growth by causing long-term interest rates to decline. The plan involves shifting some of the central bank’s holdings from shorter-maturity Treasuries to those with longer maturities.

The United States government’s long-term fiscal situation garnered increasingly frequent headlines focused on the budget and the ongoing debate over where to cut federal spending. Partisan Congressional wrangling over the debt ceiling increase in the summer of 2011 contributed to an already volatile market environment, and an overall lack of progress on economic matters by U.S. legislators left investors with little confidence that the current Congress will reach an agreement about any significant legislation likely to benefit the U.S. economy.

Market performance

In this environment of market volatility, bonds and equities turned in mixed performances for the year ended December 31, 2011, with bonds generally outperforming stocks. The Dow Jones Industrial AverageSM (the “Dow”), a well-known measure of blue-chip stock performance, advanced 5.53%. The S&P 500® Index (the “S&P 500”), which measures the progress of large-capitalization stocks in the U.S., returned a more modest 2.11%. On the negative side, the small-capitalization Russell 2000® Index dropped 4.18%, while technology stock benchmark the NASDAQ Composite® Index (“NASDAQ”) declined 1.80%. Worldwide equity markets saw even steeper losses, as the MSCI® EAFE® Index, a barometer for foreign stocks in developed markets, dropped 12.14%. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, fell 18.42%.

Fixed-income benchmarks substantially outperformed most equity counterparts during the year. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 7.84%. Treasury bills gained just 0.08%, as measured by the Citigroup 3-Month Treasury Bill Index. In addition, the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned 1.56%. The standout in the fixed-income arena was the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), a measure of the broad performance of U.S. Treasury inflation-indexed bonds, which advanced 13.56% for the year.*

*	Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

MML Series Investment Fund II – Economic and Market Review (Continued)

First quarter of 2011 presents mixed financial news

Despite considerable volatility later in the first quarter of 2011, stock prices advanced in the midst of conflicts in the Middle East and the catastrophic one-two-three punch of an earthquake, tsunami, and nuclear accident in Japan. Share prices received some support from the Fed’s second round of quantitative easing, and from further improvements in some U.S. economic data, which indicated continued modest growth and a reduction in unemployment.

Reports released during the first quarter of 2011 indicated that the U.S. economy had grown 3.1% during the fourth quarter of 2010. There was also some progress on the jobs front, with unemployment falling from 9.4% in December 2010 to 8.9% in February 2011, the last month for which data became available during the quarter. That said, unemployment continued to remain stubbornly high. Finally, numerous data releases showed that the housing market continued to be depressed.

Bonds outperform stocks in the second quarter as challenges continue

In the second quarter of 2011, bonds outperformed their equity counterparts in the U.S., as stock investors exhibited fresh concerns over the sustainability of the U.S. economic recovery and a possible resolution of Greece’s fiscal woes. In the bond market, Treasury yields declined (and prices rallied) as investors grew more pessimistic about the prospects for U.S. economic growth. The yield of the bellwether 10-year Treasury note fell, reflecting investors’ preference for the safety of U.S. Treasuries over riskier investments in the more challenging market environment. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.

Second-quarter report releases indicated that the U.S. economy had grown at a 1.9% annual pace in the first quarter of 2011, which was slightly better than early forecasts, but weaker than the previous quarter. The economy typically expands by more than 3% annually during an economic recovery, the pace that economists consider necessary to bring down unemployment. Unfortunately, the unemployment figures for May, released early in June, showed a bump up to 9.1% from 9.0%, while non-farm payrolls increased by just 54,000, compared with 232,000 during April.

Third quarter: Bonds again outpace stocks; Fed announces new initiative

The U.S. stock market had a challenging third quarter, with most widely followed market indexes suffering double-digit losses. Worsening economic news in the U.S. and abroad, a downgrade of the U.S. sovereign credit rating, and Greece’s seemingly inexorable slide toward a default on its loans were key factors undermining investor sentiment. On August 1, Congress agreed to raise the U.S. debt ceiling and approved some deficit-reduction measures – narrowly missing an August 2 deadline that would have forced the nation into default. Shortly thereafter, citing Congress’s “political brinksmanship,” Standard & Poor’s lowered its credit rating for the United States from AAA to AA+, which triggered a wave of stock selloffs in the U.S. Another factor hampering stocks was a large downward revision in first-quarter economic growth in the U.S., as measured by gross domestic product (“GDP”), from 1.9% to 0.4%. The Fed announced that the $400 billion Operation Twist would begin in October. Unemployment for August 2011 remained at 9.1%, unchanged from the previous month, marking the fifth consecutive month with the U.S. jobless rate at a level of 9% or higher. Finally, corporate earnings remained strong, and economic growth strengthened in the third quarter, with GDP growth improving to a 2.5% annualized increase, following an anemic 1.3% in the second quarter.

Fourth quarter: Stocks advance strongly; unemployment data stabilizes

U.S. stocks strongly rebounded in the fourth quarter of 2011, with virtually all gains coming in October. One major factor aiding the rally was the prospect of further progress by European leaders toward solving that region’s sovereign debt crisis. In the bond market, Treasury yields spiked higher in October, but settled down to close the quarter little changed. Against the backdrop of renewed tolerance for risk, high-yield bonds were the fourth quarter’s big winners in the fixed-income market.

In contrast with Europe, the economic outlook for the United States appeared to be modestly improving. The federal government’s final estimate of economic growth for the third quarter, which was released in December, came in at 1.8% – down a bit from the previous 2.0% figure, although early indications for the fourth quarter pointed to a pace of roughly 3%. Moreover, an early December report indicated that the U.S. unemployment rate dropped to 8.6% in November from 9.0% in October, although the primary driver of that decline was a reduction in the number of unemployed individuals seeking work. Good news also came

MML Series Investment Fund II – Economic and Market Review (Continued)

from the number of first-time filers for unemployment insurance, which dropped to 364,000 for the week ending December 17, the lowest level of initial claims since April 2008.

While there remains quite a bit of progress to be made, there are some clear reasons for optimism on the horizon. For example, the Conference Board’s Consumer Confidence Index posted another strong gain in December, rising 9.5 points to 64.5 and building on November’s substantial 14.3-point increase. Receding fears of a new recession prompted the turnaround in this indicator, which had declined sharply from July through October. In addition, near year-end, there also were promising reports on retail sales, housing starts, and building permits.

Investors will continue to look for improving conditions in the U.S. economy; however, developments in the European debt situation and geopolitical shifts throughout the rest of the world will also play an important and ongoing role in the fortunes of the global financial markets in 2012.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/12 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MML China Fund – Portfolio Manager Report

What is the investment approach of MML China Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term capital growth of assets by investing, under normal circumstances, at least 80% of its net assets in securities of companies located in China. A company generally is considered to be located in China if it is tied economically to China, as determined by the Fund’s subadviser. The Fund’s subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Service Class I shares returned -19.12%, underperforming the -18.41% return of the Morgan Stanley Capital International China (MSCI® China) Index (the “benchmark”), an unmanaged market capitalization-weighted index of Chinese companies available to non-domestic investors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During 2011, the Fund underperformed the benchmark – in part because of specific sector selection decisions, including holding an underweight position, relative to the benchmark, in telecommunications, and an overweight position in health care, which both proved detrimental when investors drove up telecommunications stocks and health care underperformed. The Fund’s information technology and consumer discretionary stocks benefited relative performance, as did industrials stocks, such as leading underground coal mining machinery maker International Mining Machinery, a Fund holding that rose on strong sales thanks to coal mine consolidation and a rising mechanization ratio.

With respect to individual stocks’ performance, the Fund’s underweight position in China Mobile hurt its relative performance the most because the stock significantly outperformed the benchmark. Also hampering Fund performance was an underweight position in several consumer staples stocks, which performed strongly and included Tingyi Holding and Want Want China Holdings Ltd. Fund holding AirMedia was another major detractor. The company’s stock price fell when Japanese auto makers cut advertising in the wake of declining production levels after the earthquake. The Fund’s overweight position in several small and mid-size property stocks, including Poly Investments and KWG Property Holding Ltd. also detracted from relative performance on concerns over a slower sales outlook and aggressive debt financing.

On the positive side, selected Internet holdings that the Fund had invested in – such as Qihoo 360, an online security software provider owning one of the largest Internet user bases in China; and Sina, a leading Internet portal with a rapidly growing subscriber base of its emerging micro-blog business – contributed the most to the Fund’s relative performance. The Fund’s cautiousness on several large financial stocks, including an underweight position in China Life and Bank of China, also contributed positively to its relative performance for the year. Stock selection in the consumer discretionary sector was beneficial, as several Fund holdings were positive contributors, including auto dealer Dah Chong Hong, luxury car producer Brilliance China, Macau casino operator Galaxy Entertainment, and online game operator NetEase. The Fund also received a boost from holdings in telecommunications and industrials, including China Unicom Ltd. and International Mining Machinery.

Subadviser outlook

We believe that inflation and policy risks have started to moderate in China, and the government’s pro-growth policies may make smaller and medium-sized companies, particularly the latter, deserving of renewed interest going into 2012.

Recently, the People’s Bank of China (China’s central bank) cut the bank reserve requirement ratio by 0.50%, the first reduction since December 2008, in a move that we believe has the potential to encourage banks to lend additional money. In our view, the recent announcement is supportive of economic growth and evidence that the Chinese central bank feels sufficiently comfortable with the outlook for inflation that it can begin to loosen China’s tight monetary policy.

As inflationary pressures gradually ease, and as confidence returns to equity markets, we believe that earnings growth will once again become the principal driver of Chinese equities. In this environment, we expect that the Fund will likely benefit from its emphasis on companies with good growth prospects and strong balance sheets, which are well positioned to benefit from rising consumer and infrastructure spending.

MML China Fund – Portfolio Manager Report (Continued)

MML China Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Industrial & Commercial Bank of China	8.1%
China Mobile Ltd.	6.1%
PetroChina Co. Ltd. Class H	6.1%
Tencent Holdings Ltd.	5.2%
China Unicom Ltd.	4.7%
China Petroleum & Chemical Corp. Class H	3.8%
CNOOC Ltd.	3.5%
China Life Insurance Co. Ltd.	2.9%
China Shenhua Energy Co. Ltd. Class H	2.8%
China Coal Energy Co. Class H	2.5%

45.7%

MML China Fund Country Weightings (% of Net Assets) on 12/31/11 (Unaudited)

China	42.0%
Cayman Islands	30.2%
Hong Kong	24.5%
Bermuda	1.5%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MML China Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)
Financial	26.1%
Communications	24.2%
Energy	20.8%
Industrial	10.2%
Consumer, Cyclical	6.1%
Consumer, Non-cyclical	5.4%
Basic Materials	2.4%
Technology	2.3%
Diversified	0.7%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MML China Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML China Fund Service Class I and the MSCI China Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/27/08 - 12/31/11
Service Class I	-19.12%	2.26%
MSCI China Index	-18.41%	-0.47%+

Hypothetical Investments in MML China Fund Class II and the MSCI China Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 5/1/09 - 12/31/11
Class II	-18.99%	9.71%
MSCI China Index	-18.41%	8.09%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI China Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Enhanced Index Core Equity Fund – Portfolio Manager Report

What is the investment approach of MML Enhanced Index Core Equity Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to outperform the total return performance of its benchmark index, the S&P 500® Index, while maintaining risk characteristics similar to those of the benchmark. Under normal circumstances, the Fund invests substantially all (but no less than 80%) of its net assets in common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the S&P 500 Index. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

Shareholders of MML Enhanced Index Core Equity Fund have approved a plan of liquidation for the MML Series Investment Fund II with respect to the Fund, pursuant to which the Fund will be liquidated on or about April 27, 2012, and the liquidation proceeds of the Fund will be distributed to the appropriate MassMutual or C.M. Life Insurance Company separate accounts invested in the Fund.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Initial Class shares returned 2.57%, outpacing the 2.11% return of the S&P 500 Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year, the benchmark swung dramatically, often gaining or losing five percentage points in a few sessions. The reasons for these large fluctuations were mostly macro-economic concerns, including the possibility of the U.S. economy entering into another recession, as well as the European debt contagion. Interestingly, as these threats arose, company fundamentals improved dramatically. So while much of the world was worrying about Greek debt, focused companies were sticking to core businesses and doing what they have largely done for the past three years – operating profitably.

The Fund’s disciplined approach to stock selection positively impacted performance, most notably due to holdings in companies with improving fundamentals in 2011. Fund holdings Nike, an athletic gear and apparel company, and Home Depot, the home improvement giant, are both examples of companies with improving business results that attracted investors and enjoyed strong stock price appreciation during the year.

Fund holdings in strong-performing stocks that have been consistently able to increase dividends paid to shareholders were also beneficial to overall performance. These companies include retailer TJX Companies and energy transporter Williams Companies, Inc. Companies in this group had underperformed for most of 2011 in the volatile market environment. However, when the market stabilized somewhat in late 2011, these stocks did particularly well. The Fund benefited from an underweight position, relative to the benchmark, in the consumer staples sector, which had risen earlier in the year – due to its defensive nature – when many investors were expecting a recession. As macro-economic concerns ebbed and the fear of recession receded, consumer staples underperformed the market and the Fund’s underweight positioning, particularly in Amazon.com, Inc. helped relative performance.

Fund positioning in the automobile industry hindered relative performance, as did holdings in the technology sector, particularly an underweight position in Internet behemoth Google.

With regard to derivatives, the Fund will, on occasion, use equity futures to facilitate flows into and out of the Fund in order to minimize the cash holdings and provide investors with full exposure to the equity markets. Exchange-listed futures and exchange-traded funds (ETFs) have been used to facilitate these flows. The Fund did not use any of these in 2011, so there was no impact on Fund performance.

MML Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

Subadviser outlook

We believe that the investment cycle that began a few quarters ago may make this economic cycle longer and stronger than most investors would expect. The U.S. economy is now in its tenth quarter of expansion and many continue to doubt that trend will continue, given the ongoing macro-economic environment concerns. We expect the Fund to continue to maintain its disciplined approach, which has served it well in the past, by concentrating on company-specific factors that have identified mispriced securities and added to strong performance in similar historical periods.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “500,” and “S&P 500®” are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

MML Enhanced Index Core Equity Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Exxon Mobil Corp.	3.6%
Apple, Inc.	3.3%
Chevron Corp.	2.4%
International Business Machines Corp.	2.1%
Pfizer, Inc.	2.1%
General Electric Co.	1.9%
Microsoft Corp.	1.9%
Philip Morris International, Inc.	1.8%
Johnson & Johnson	1.6%
ConocoPhillips	1.5%

22.2%

MML Enhanced Index Core Equity Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Consumer, Non-cyclical	23.6%
Technology	15.1%
Energy	12.5%
Financial	12.3%
Communications	11.0%
Industrial	10.5%
Consumer, Cyclical	7.8%
Utilities	4.0%
Basic Materials	3.1%
Diversified	0.0%

Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%

Net Assets	100.0%

MML Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Enhanced Index Core Equity Fund Initial Class and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02- 12/31/11
Initial Class	2.57%	-0.98%	2.55%
S&P 500 Index	2.11%	-0.25%	2.92%

Hypothetical Investments in MML Enhanced Index Core Equity Fund Service Class and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	2.28%	0.65%
S&P 500 Index	2.11%	1.66%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML High Yield Fund – Portfolio Manager Report

What is the investment approach of MML High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. Under normal circumstances, the Fund invests at least 80% of its net assets in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by Standard & Poor’s or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class II shares returned 6.07%, outperforming the 4.98% return of the Barclays Capital U.S. Corporate High-Yield Bond Index (the “benchmark”), which covers the universe of fixed rate, non-investment-grade debt from corporate sectors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the 12-month period ended December 31, 2011, the Fund outperformed its benchmark due to favorable security selection, timely sector rotation, and prudent risk allocation. At the beginning of the year, the Fund held an overweight position, relative to the benchmark, in the B and CCC ratings categories – while it held an underweight position in the BB rating category. This positioning was based on the expectation of a growing economy and overall improvement in companies’ financial results and balance sheet health.

During the year, the high-yield bond market experienced an unprecedented period of both mutual fund inflows and new bond issuance. Companies used most of the proceeds from their new bond issues to refinance existing debt at lower interest rates, mitigating additional leverage in the market. Default rates remained low for high-yield bonds.

As the year progressed, the relative value in the riskier part of the market became less attractive, the economy began to slow, volatility increased, and for the first time in a while, the high-yield market experienced material redemptions. Consequently, the Fund reduced its weighting in the CCC rating category while maintaining an overweight position in the B rating category, focusing on bonds that generate free cash flow throughout the cycle and expected to achieve growth rates well above the general economy.

At year-end, the Fund’s key overweight positions were in the automotive, energy, health care, pharmaceutical, transportation, and packaging sectors. Conversely, its primary underweight positions were in the gaming, retail, home building, power generation, and finance sectors.

Subadviser outlook

Although we are confident in the general health of our bond holdings, the European sovereign debt challenge and high unemployment and government fiscal restraint here in the U.S. will, in our view, remain the material concerns weighing on economic growth throughout 2012. While the high-yield market looks attractively priced, our view is that investors will tread carefully. On the other hand, if investors become more comfortable with the economy and risk appetites increase, demand for high-yield bonds will likely increase.

MML High Yield Fund – Portfolio Manager Report (Continued)

MML High Yield Fund Quality Structure (% of Net Assets) on 12/31/11 (Unaudited)

Baa/BBB	1.1%
Ba/BB	15.1%
B	60.0%
Below B	16.3%

Total Long-Term Investments	92.5%
Short-Term Investments and Other Assets and Liabilities	7.5%

Net Assets	100.0%

MML High Yield Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML High Yield Fund Class II, Service Class I, and the Barclays Capital U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 1/1/11- 12/31/11	Since Inception Average Annual 5/3/10- 12/31/11
Class II	6.07%	7.77%
Service Class I	5.77%	7.47%
Barclays Capital U.S. Corporate High-Yield Bond Index	4.98%	7.54%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Inflation-Protected and Income Fund – Portfolio Manager Report

What is the investment approach of MassMutual Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in inflation-indexed bonds and other income-producing securities. The Fund may invest up to 15% of its assets in non-U.S. holdings, but will normally (though not necessarily) hedge foreign-currency risk back to the U.S. dollar. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Initial Class shares returned 13.49%, modestly underperforming the 13.56% return of the Barclays Capital U.S. Treasury Inflation Protected Securities (“TIPS”) Index (Series-L) (the “benchmark”), an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, U.S. Treasury inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Fund performance was restrained by volatility in the TIPS market and the relatively defensive positioning the Fund took due to numerous macro-economic forces and significant geo-political events, which made it difficult to identify market trends consistently.

The Fund defended against much of the market volatility during 2011 by positioning TIPS holdings more in line with the benchmark than in past years; however, the Fund’s opportunistic adjustments to the positioning of TIPS with different maturities versus the benchmark proved beneficial at different times over the course of the year. The Fund held a slightly overweight longer-term TIPS position, relative to the benchmark, in July and August, which contributed to performance when interest rates declined during the period. In addition, the Fund’s overweight position in outperforming two-year TIPS during the fourth quarter contributed positively to performance.

The Fund also benefited from the income generated by high-quality money market and consumer asset-backed securities primarily representing U.S. government-guaranteed student loans and high-quality auto loans.

The Fund may use derivative instruments for yield curve and duration management as well as for replicating cash bonds. Derivatives contributed modestly to Fund performance during 2011. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall. The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.)

Subadviser outlook

The European debt crisis and concerns over slowing U.S. and global growth have continued to dampen inflation expectations. In turn, slower growth and sluggish employment trends have continued to support more balanced commodity and equity prices. As a result, any changes in inflation expectations remain subject to further economic progress and/or setbacks.

As we began 2012, elevated volatility had again resulted in the Fund’s taking a relatively neutral positioning in TIPS compared to the benchmark. The Fund remains poised to make adjustments in its shorter- and longer-term TIPS exposure as market conditions warrant. However, recent trends suggest caution.

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Continued)

MML Inflation-Protected and Income Fund Quality Structure (% of Net Assets) on 12/31/11 (Unaudited)

U.S. Government, Aaa/AAA	112.8%
Aa/AA	3.7%
A/A	1.8%
Baa/BBB	0.6%

Total Long-Term Investments	118.9%
Short-Term Investments and Other Assets and Liabilities	(18.9)%

Net Assets	100.0%

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Inflation-Protected and Income Fund Initial Class and the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 8/30/02 - 12/31/11
Initial Class	13.49%	6.69%	5.60%
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	13.56%	7.95%	6.72%+

Hypothetical Investments in MML Inflation-Protected and Income Fund Service Class and the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	13.15%	6.28%
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	13.56%	6.89%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/3/02.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Short-Duration Bond Fund – Portfolio Manager Report

What is the investment approach of MML Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income debt securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class II shares returned 3.65%, outperforming the 1.56% return of the Barclays Capital U.S. 1-3 Year Government Bond Index (the “benchmark”), an unmanaged index of U.S. government bonds with one to three years remaining to the scheduled payment of principal.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

A decline in interest rates was the main contributor to Fund performance in 2011, with 5- and 10-year U.S. Treasury bonds offering solid returns in a risk-averse investment environment. (Bond prices move in the opposite direction to interest rates [or yields]; when yields fall, the prices of existing bonds rise – and vice versa.) Treasuries accounted for more than over 0.45% of performance while the collective performance by corporate bonds was about 1.00%. The biggest detractors from a yield standpoint were the single-A financial bonds from the banking industry, including issues from Goldman Sachs, Bank of America, and Morgan Stanley. From a total return perspective, collateralized investments in commercial mortgage-backed securities (CMBS) and mortgage pass-through securities were key performance drivers, producing almost 1.40% of return. (Mortgage pass-throughs are securities that represent a group of residential mortgage loans. With this type of security, monthly payments of principal and interest are “passed through” to investors each month.) The Fund’s position in U.S. government agency mortgage-backed securities (MBS) holdings was focused on low-interest-rate 15-year and 30-year conventional mortgages, which flourished in the second and third quarters of 2011.

Treasuries were positive performers, with yields declining across the board despite the August downgrade of the U.S. government debt by credit rating agency Standard & Poor’s (S&P). The downgrade produced an ironic twist when Treasuries again became a “flight-to-quality” investment in the turbulent market environment that surrounded the downgrade itself. Market gyrations driven by European sovereign debt worries also proved beneficial to Treasuries. In its ongoing effort to stimulate economic growth, the Federal Reserve (the “Fed”) finished its $600 billion quantitative easing program in late June and implemented “Operation Twist” in October. Operation Twist aims to boost economic growth by causing long-term interest rates to decline. The plan involves shifting some of the central bank’s holdings from shorter-maturity Treasuries to those with longer maturities.

As Treasury rates rallied, the yield curve flattened. In line with the Fund’s active short-duration strategy, the Fund decreased its duration from 2.4 years to 1.3 years during the reporting period. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates. Duration is a measure of a bond or bond portfolio’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.)

The Fund uses derivative instruments on occasion for yield curve, duration, and downside risk management. The derivative portfolio marginally contributed to performance in 2011.

Subadviser outlook

We remain concerned about the high unemployment rate and the grindingly slow pace of the economic recovery. While the U.S. economy has shown some scattered signs of improvement, European economies have continued to languish on weak government dynamics, which will negatively impact the U.S. recovery. While inflation has increased, the Fed has downplayed its threat potential and remains focused on keeping rates low.

MML Short-Duration Bond Fund – Portfolio Manager Report (Continued)

In order to offset historically low Treasury bond rates, the Fund will maintain exposures to other sectors, industries, and bond types. We expect the Fund to remain focused on duration management in light of the large yield curve volatility exhibited recently.

Treasuries could exhibit weak performance if the U.S. economy recovers faster than expected or if the European sovereign debt issues become a secondary concern. Improved government finances could spark an exodus out of high-quality investments into riskier assets, as yield-focused investors will likely want to take advantage of improving credit fundamentals.

MML Short-Duration Bond Fund Quality Structure (% of Net Assets) on 12/31/11 (Unaudited)

U.S. Government, Aaa/AAA	36.5%
Aa/AA	2.9%
A/A	4.8%
Baa/BBB	14.4%
Ba/BB	5.6%
B and Below	0.4%

Total Long-Term Investments	64.6%
Short-Term Investments and Other Assets and Liabilities	35.4%

Net Assets	100.0%

MML Short-Duration Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Short-Duration Bond Fund Class II, Service Class I, and the Barclays Capital U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One-Year 1/1/11- 12/31/11	Since Inception Average Annual 5/3/10- 12/31/11
Class II	3.65%	3.91%
Service Class I	3.32%	3.65%
Barclays Capital U.S. 1-3 Year Government Bond Index	1.56%	1.78%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small/Mid Cap Equity Fund – Portfolio Manager Report

What is the investment approach of MML Small/Mid Cap Equity Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small- and mid-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis and quantitative models. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2500™ Index. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI). Effective May 1, 2011, the name of this Fund changed from MML Small Cap Equity Fund to MML Small/Mid Cap Equity Fund and the Fund’s investment strategy changed from investing in small-capitalization companies to investing in small- and mid-capitalization companies.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Initial Class shares returned -2.17%, outperforming the -2.51% return of the Russell 2500 Index (the “benchmark”), an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization. Since May 1, 2011, the Fund’s performance has been compared to the Russell 2500 Index rather than the Russell 2000® Index (the Fund’s previous benchmark) because the Russell 2500 Index more closely represents the Fund’s new investment strategy. The Fund also outperformed the -4.18% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the reporting period, the Fund’s positive performance came mainly from stronger relative stock selection within the health care sector. The Fund underperformed the benchmark primarily in utilities, due to weaker stock selection.

Mergers and takeovers helped drive Fund performance in 2011. Health insurer HealthSpring, Inc. was the top-performing stock within health care and the top-performing holding for the Fund. In late October, health care provider Cigna announced plans to purchase HealthSpring for $3.8 billion. Consequently, the Fund closed out its position in HealthSpring to lock in the gains. Another top contributor during the period was semiconductor company NetLogic Microsystems, Inc., a Fund holding in the information technology sector. In September, Broadcom Corp. agreed to purchase NetLogic for $50 per share, a 57% premium to the prior-day close of the stock’s price. As a result, the Fund exited its position. Fund holding HollyFrontier Corp. also helped drive full-year Fund performance on merger news in the first quarter of 2011 – when Holly Corporation and Frontier Oil (both large oil refiners) announced an all-stock merger that would give the company a value of approximately $7 billion, and create one of the biggest oil refiners in the western United States.

Several Fund investments, on the other hand, detracted from Fund performance for the year. The Fund’s weakest-performing holding was MGIC Investment Corp., a holding company within the financials sector that provides private mortgages in the U.S. through its subsidiaries. The company reported wider-than-expected losses due to continued weakness in the housing market. The Fund subsequently exited its position. Also within financials was MF Global Holdings Ltd., a Fund holding whose stock performance over the summer helped drive performance lower. At the time the Fund held the stock, MF Global’s exposure to the European debt crisis resulted in a significant decline in its stock price. A few months after the Fund sold its MF Global shares, the company abruptly filed for bankruptcy protection and a number of scandals and allegations against the firm ensued. In health care, Fund holding Salix Pharmaceuticals declined. Early in the reporting period, the FDA ruled against the company’s ability to use its best-selling drug Xifaxan. As a result, the Fund eliminated that holding. In consumer discretionary, Fund holding Imax Corp.’s stock price tumbled over the summer due to market concerns that consumer demand for the company’s higher-priced screenings on its digital and large-format screens would weaken in the challenging economic environment.

Subadviser outlook

As we entered 2012, investors generally remained wary of risk. Weak economic growth statistics in multiple regions of the globe raised questions around whether or not the fragile global economic recovery has reversed course and begun a slide back into recession. Concerns remain that slow or negative growth will negatively impact consumer sentiment and spending habits, leading

MML Small/Mid Cap Equity Fund – Portfolio Manager Report (Continued)

to further weakness in the global economy and the markets. The markets are pricing in a great deal of uncertainty, whether that uncertainty lies with the outcomes of the debates in the U.S. Congress over debt reduction or the political upheavals across much of Europe.

At year-end, the Fund had substantial overweight positions, relative to the benchmark, in the consumer discretionary sector and a large underweight position in utilities. It had smaller underweight positions in consumer staples and materials, as well as financials and health care, and a modest overweight in information technology.

MML Small/Mid Cap Equity Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Robert Half International, Inc.	1.7%
HollyFrontier Corp.	1.5%
Questcor Pharmaceuticals, Inc.	1.5%
Old Dominion Freight Line, Inc.	1.4%
The AES Corp.	1.4%
Digital Realty Trust, Inc.	1.2%
MSCI, Inc. Class A	1.1%
PVH Corp.	1.1%
KBR, Inc.	1.1%
Toll Brothers, Inc.	1.1%

13.1%

MML Small/Mid Cap Equity Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Financial	18.6%
Consumer, Non-cyclical	17.8%
Industrial	16.1%
Consumer, Cyclical	14.8%
Technology	11.2%
Energy	6.1%
Communications	5.6%
Utilities	4.6%
Basic Materials	4.0%
Diversified	0.1%

Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%

Net Assets	100.0%

MML Small/Mid Cap Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small/Mid Cap Equity Fund Initial Class, the Russell 2500 Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Initial Class	-2.17%	0.12%	4.09%
Russell 2500 Index* Russell 2000 Index	-2.51% -4.18%	1.24% 0.15%	6.57% 5.62%

Hypothetical Investments in MML Small/Mid Cap Equity Fund Service Class, the Russell 2500 Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	-2.41%	1.51%
Russell 2500 Index* Russell 2000 Index	-2.51% -4.18%	2.98% 1.51%	+ +

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Strategic Emerging Markets Fund – Portfolio Manager Report

What is the investment approach of MML Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in investments tied economically to emerging market countries. The Fund defines an emerging market country as one whose economy or markets are generally considered emerging or developing, and is not classified as a developed country according to the Morgan Stanley Capital International Barra Index. The Fund’s subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Service Class I Shares returned -22.44%, underperforming the -18.42% return of the Morgan Stanley Capital International (MSCI®) Emerging Markets (EM) Index (the “benchmark”), an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of emerging stock markets throughout the world and excludes certain market segments unavailable to U.S.-based investors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Emerging markets underperformed developed market equities by 13% in 2011, in the weakest relative performance since 2000. The Fund’s underperformance versus the benchmark was primarily due to stock selection. Countries that hampered full-year Fund results included Egypt, China, Mexico, and Russia. Countries that contributed the most to Fund performance for the year were Taiwan, Indonesia, India, and Mali. On a sector-specific basis, those market segments that impeded the Fund’s performance were its investments in the consumer staples, financials, and consumer discretionary sectors. Conversely, Fund holdings in materials, information technology, and industrials positively impacted performance.

The year began with inflationary concerns in various emerging countries. Inflation in Brazil, India, China, Russia, Korea, Peru, Chile, Hungary, Poland, South Africa, and Turkey were above their respective central bank targets for most of the year. The price of oil rallied due to unrest in the Middle East and North Africa. By the middle of the year, risk aversion increased due to the European debt crisis, as well as the discussions regarding an increase in the U.S. debt ceiling. By September, there was a significant rise in global risk aversion due to concerns over the risk of a contagion effect spreading beyond the southern euro zone countries, combined with the risk of a hard landing in the Chinese economy. In fact, euro zone sovereign stress was the dominant driver of markets in 2011.

Borrowing costs for European governments rose to all-time highs and proved to be a catalyst for a global selloff. An important change in the outlook for Chinese growth and global liquidity occurred at the end of November 2011, when the Chinese central bank cut its required reserve ratio by 0.50% to 21%, effectively injecting liquidity into the banking system. The markets that were able to run inflation under their central bank’s target outperformed – here, the top three markets were Indonesia, which gained 6%, Malaysia and the Philippines, each of which ended the year with 0% returns. The countries that struggled the most with inflation also performed the worst, including India, which declined 37% and Turkey, which fell 35%. An important part of these declines was currency depreciation, which made a bad situation worse.

Subadviser outlook

We continue to believe that the world is going through a rebalancing process as emerging markets play a more important role in the global economy. We expect the drivers of growth to be the growth of consumer markets across the emerging world as the middle class expands, aided by rising incomes and favorable demographics. Additionally, we believe intra-regional trade will continue to flourish, reflecting an increased flow of goods, commodities, payments, and direct investment.

In 2012, there are a number of potential drivers that, in our view, would support emerging-market growth: a decline in the rate of inflation, which would allow a continuation of monetary stimulus by various emerging countries; corporations leveraging the low interest rate environment for their investment plans; and a resolution to the European debt crisis, supported by the European central bank. At the same time, emerging markets remain better equipped to handle external volatility, as foreign reserves continue to grow.

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Continued)

We believe the main risks are policy missteps or a slow reaction to the fiscal and debt issues facing both the U.S. and Europe, thereby postponing the pace of recovery. Our belief is that such recovery will be reflected by strong absolute and relative performance from emerging-market stocks.

MML Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Samsung Electronics Co., Ltd.	6.3%
Vale SA Sponsored ADR (Brazil) 1.990%	3.9%
Petroleo Brasileiro SA Sponsored ADR (Brazil)	3.8%
Hon Hai Precision Industry Co. Ltd.	3.6%
China Construction Bank Corp. Class H	3.5%
CNOOC Ltd.	3.3%
Industrial & Commercial Bank of China	3.2%
Randgold Resources Ltd. Sponsored ADR (Channel Islands)	2.8%
Hyundai Mobis	2.7%
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	2.7%

35.8%

MML Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Financial	24.3%
Basic Materials	15.6%
Technology	14.7%
Energy	10.3%
Consumer, Cyclical	10.1%
Consumer, Non-cyclical	9.1%
Communications	8.1%
Industrial	6.5%

Total Long-Term Investments	98.7%
Short-Term Investments and Other Assets and Liabilities	1.3%

Net Assets	100.0%

MML Strategic Emerging Markets Fund Country Weightings (% of Net Assets) on 12/31/11 (Unaudited)

Republic of Korea	18.1%
Brazil	17.5%
China	10.2%
Taiwan	7.9%
India	7.5%
Russia	6.8%
Cayman Islands	6.5%
Hong Kong	6.4%
South Africa	4.2%
Channel Islands	2.8%
Mexico	2.6%
Canada	1.9%
Indonesia	1.6%
United Kingdom	1.4%
Malaysia	1.3%
Poland	1.0%
Bermuda	1.0%

Total Long-Term Investments	98.7%
Short-Term Investments and Other Assets and Liabilities	1.3%

Net Assets	100.0%

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Strategic Emerging Markets Fund Service Class I and the MSCI EM Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/27/08 - 12/31/11
Service Class I	-22.44%	2.13%
MSCI EM Index	-18.42%	1.01%+

Hypothetical Investments in MML Strategic Emerging Markets Fund Class II and the MSCI EM Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 5/1/09 - 12/31/11
Class II	-22.26%	13.46%
MSCI EM Index	-18.42%	15.53%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EM Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML China Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 98.2%

COMMON STOCK — 98.2%
Auto Manufacturers — 2.1%
Brilliance China Automotive Holdings Ltd. (a)	152,000	$164,518
Dongfeng Motor Group Co. Ltd. Class H	116,000	198,872

		363,390

Automotive & Parts — 0.6%
Weichai Power Co. Ltd. Class H	21,000	103,186

Banks — 14.1%
Agricultural Bank of China Ltd.	414,000	179,079
Bank of Communications Co. Ltd.	284,000	198,022
BOC Hong Kong Holdings Ltd.	42,000	99,027
China Construction Bank Corp. Class H	534,260	373,517
China Minsheng Banking Corp. Ltd. Class H	241,500	210,013
Industrial & Commercial Bank of China	2,409,545	1,437,126

		2,496,784

Biotechnology — 0.8%
WuXi PharmaTech Cayman, Inc. Sponsored ADR (Cayman Islands) (a)	12,500	138,000

Building Materials — 3.3%
Anhui Conch Cement Co. Ltd. Class H	40,000	117,825
China Resources Cement Holdings Ltd.	232,000	171,479
China Shanshui Cement Group	434,000	289,266

		578,570

Coal — 5.4%
China Coal Energy Co. Class H	417,000	451,174
China Shenhua Energy Co. Ltd. Class H	114,500	496,825

		947,999

Commercial Services — 0.5%
New Oriental Education & Technology Group, Inc. Sponsored ADR (Cayman Islands) (a)	4,000	96,200

Computers — 0.9%
Lenovo Group Ltd.	244,000	162,150

Diversified Financial — 1.1%
CITIC Securities Co. Ltd. (a) (b)	119,000	194,736

Electrical Components & Equipment — 1.0%
Zhuzhou CSR Times Electric Co. Ltd. Class H	83,000	181,394

	Number of Shares	Value
Energy – Alternate Sources — 1.0%
GCL-Poly Energy Holdings Ltd.	662,000	$183,398

Engineering & Construction — 1.6%
China State Construction International Holdings Ltd.	396,000	283,400

Forest Products & Paper — 1.0%
Lee & Man Paper Manufacturing Ltd.	547,000	176,503

Health Care – Products — 2.7%
Hengan International Group Co. Ltd.	20,000	186,445
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	176,000	158,725
Trauson Holdings Co. Ltd.	616,000	139,774

		484,944

Holding Company – Diversified — 0.7%
Dah Chong Hong Holdings Ltd.	105,000	123,150

Insurance — 5.7%
China Life Insurance Co. Ltd.	209,000	515,814
China Pacific Insurance Group Co. Ltd. Class H	72,570	206,731
PICC Property & Casualty Co. Ltd. Class H	111,800	151,314
Ping An Insurance Group Co. of China Ltd. Class H	20,000	132,524

		1,006,383

Internet — 9.1%
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	3,600	419,292
NetEase.com, Inc. Sponsored ADR (Cayman Islands) (a)	5,800	260,130
Tencent Holdings Ltd.	46,100	927,771

		1,607,193

Machinery – Construction & Mining — 0.5%
China National Materials Co. Ltd.	8,000	2,827
Sany Heavy Equipment International Holdings Co. Ltd.	114,000	92,691

		95,518

Metal Fabricate & Hardware — 0.8%
Chu Kong Petroleum & Natural Gas Steel Pipe Holdings Ltd.	551,000	145,796

Mining — 1.4%
Zhaojin Mining Industry Co. Ltd. Class H	159,000	252,776

Oil & Gas — 13.9%
China Petroleum & Chemical Corp. Class H	638,000	672,006
CNOOC Ltd.	352,000	617,590
Kunlun Energy Co. Ltd	74,000	104,690
PetroChina Co. Ltd. Class H	864,000	1,076,724

		2,471,010

The accompanying notes are an integral part of the financial statements.

MML China Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 0.5%
China Oilfield Services Ltd.	56,000	$87,892

Pharmaceuticals — 1.4%
Sino Biopharmaceutical Ltd.	824,000	244,342

Real Estate — 6.6%
Agile Property Holdings Ltd.	206,000	183,949
China Everbright International Ltd.	734,000	264,245
China Overseas Land & Investment Ltd.	236,000	395,704
China Resources Land Ltd.	168,000	269,935
Sunac China Holdings Ltd. (a)	311,000	64,594

		1,178,427

Retail — 3.5%
Baoxin Auto Group Ltd. (a) (b)	153,500	149,021
Belle International Holdings Ltd.	77,000	134,930
Chow Tai Fook Jewellery Group Ltd. (a) (b)	47,200	84,475
Springland International Holdings Ltd.	384,000	250,886

		619,312

Software — 1.4%
Kingdee International Software Group Co. Ltd.	888,000	239,539

Telecommunications — 16.6%
AAC Acoustic Technologies Holdings, Inc.	116,000	260,450
BYD Electronic International Co. Ltd. (a)	331,500	94,260
China Mobile Ltd.	111,500	1,087,114
China Telecom Corp. Ltd. Class H	448,000	254,036
China Unicom Ltd.	390,000	825,192
Comba Telecom Systems Holdings Ltd.	415,900	334,240
Foxconn International Holdings Ltd. (a)	143,000	91,912

		2,947,204

TOTAL COMMON STOCK (Cost $18,962,820)		17,409,196

TOTAL EQUITIES (Cost $18,962,820)		17,409,196

TOTAL LONG-TERM INVESTMENTS (Cost $18,962,820)		17,409,196

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.9%
Repurchase Agreement — 1.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (c)	$345,552	$345,552

TOTAL SHORT-TERM INVESTMENTS (Cost $345,552)		345,552

TOTAL INVESTMENTS — 100.1% (Cost $19,308,372) (d)		17,754,748

Other Assets/(Liabilities) — (0.1)%		(24,328)

NET ASSETS — 100.0%		$17,730,420

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $428,232 or 2.42% of net assets.
(c)	Maturity value of $345,552. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/38, and an aggregate market value, including accrued interest, of $355,698.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 99.9%

COMMON STOCK — 99.9%
Advertising — 0.2%
The Interpublic Group of Companies, Inc.	1,487	$14,468
Omnicom Group, Inc.	294	13,107

		27,575

Aerospace & Defense — 2.3%
The Boeing Co.	657	48,191
Exelis, Inc.	194	1,756
General Dynamics Corp.	595	39,514
Goodrich Corp.	45	5,566
L-3 Communications Holdings, Inc.	497	33,140
Lockheed Martin Corp.	693	56,064
Northrop Grumman Corp.	591	34,562
Raytheon Co.	390	18,868
Rockwell Collins, Inc.	99	5,481
United Technologies Corp.	1,632	119,283

		362,425

Agriculture — 2.8%
Altria Group, Inc.	3,616	107,214
Archer-Daniels-Midland Co.	84	2,402
Lorillard, Inc.	238	27,132
Philip Morris International, Inc.	3,670	288,022
Reynolds American, Inc.	494	20,462

		445,232

Airlines — 0.1%
Southwest Airlines Co.	1,678	14,364

Apparel — 0.2%
Nike, Inc. Class B	93	8,963
Ralph Lauren Corp.	98	13,532
VF Corp.	68	8,635

		31,130

Auto Manufacturers — 0.5%
Ford Motor Co. (a)	6,869	73,910
Paccar, Inc.	93	3,485

		77,395

Automotive & Parts — 0.1%
The Goodyear Tire & Rubber Co. (a)	697	9,877
Johnson Controls, Inc.	90	2,813

		12,690

Banks — 3.3%
Bank of America Corp.	7,812	43,435
Bank of New York Mellon Corp.	1,699	33,827
BB&T Corp.	789	19,859
Capital One Financial Corp.	1,025	43,347
Comerica, Inc.	97	2,503
Fifth Third Bancorp	1,082	13,763

	Number of Shares	Value
First Horizon National Corp.	119	$952
Huntington Bancshares, Inc.	700	3,843
KeyCorp	589	4,530
M&T Bank Corp.	89	6,794
Northern Trust Corp.	99	3,926
PNC Financial Services Group, Inc.	648	37,370
Regions Financial Corp.	1,934	8,316
State Street Corp.	790	31,845
U.S. Bancorp	2,764	74,766
Wells Fargo & Co.	7,063	194,656
Zions Bancorp	98	1,596

		525,328

Beverages — 2.0%
Brown-Forman Corp. Class B	97	7,810
The Coca-Cola Co.	1,992	139,380
Coca-Cola Enterprises, Inc.	1,276	32,895
Constellation Brands, Inc. Class A (a)	2,074	42,870
Dr. Pepper Snapple Group, Inc.	395	15,595
Molson Coors Brewing Co. Class B	195	8,490
PepsiCo, Inc.	1,087	72,122

		319,162

Biotechnology — 0.9%
Amgen, Inc.	1,290	82,831
Biogen Idec, Inc. (a)	392	43,140
Celgene Corp. (a)	159	10,748
Life Technologies Corp. (a)	236	9,183

		145,902

Building Materials — 0.0%
Masco Corp.	91	954

Chemicals — 1.6%
Air Products & Chemicals, Inc.	23	1,959
Airgas, Inc.	99	7,730
CF Industries Holdings, Inc.	409	59,297
The Dow Chemical Co.	347	9,980
E.I. du Pont de Nemours & Co.	821	37,585
Eastman Chemical Co.	286	11,171
Ecolab, Inc.	95	5,492
FMC Corp.	100	8,604
International Flavors & Fragrances, Inc.	99	5,190
Monsanto Co.	880	61,662
The Mosaic Co.	140	7,060
PPG Industries, Inc.	297	24,796
Praxair, Inc.	4	428
The Sherwin-Williams Co.	19	1,696
Sigma-Aldrich Corp.	249	15,552

		258,202

Coal — 0.2%
Alpha Natural Resources, Inc. (a)	500	10,215
CONSOL Energy, Inc.	99	3,633

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Peabody Energy Corp.	362	$11,986

		25,834

Commercial Services — 2.5%
Apollo Group, Inc. Class A (a)	507	27,312
Automatic Data Processing, Inc.	450	24,304
DeVry, Inc.	52	2,000
Donnelley (R.R.) & Sons Co.	770	11,111
Equifax, Inc.	97	3,758
H&R Block, Inc.	1,794	29,296
Iron Mountain, Inc.	198	6,098
MasterCard, Inc. Class A	157	58,533
McKesson Corp.	593	46,201
Monster Worldwide, Inc. (a)	100	793
Moody’s Corp.	664	22,363
Paychex, Inc.	397	11,954
Quanta Services, Inc. (a)	95	2,046
Robert Half International, Inc.	95	2,704
SAIC, Inc. (a)	1,195	14,687
Total System Services, Inc.	1,681	32,880
Visa, Inc. Class A	790	80,209
Western Union Co.	1,381	25,217

		401,466

Computers — 8.1%
Accenture PLC Class A	1,400	74,522
Apple, Inc. (a)	1,282	519,210
Cognizant Technology Solutions Corp. Class A (a)	167	10,740
Computer Sciences Corp.	516	12,229
Dell, Inc. (a)	3,756	54,950
EMC Corp. (a)	2,739	58,998
Hewlett-Packard Co.	3,961	102,035
International Business Machines Corp.	1,843	338,891
Lexmark International, Inc. Class A	909	30,061
NetApp, Inc. (a)	91	3,300
SanDisk Corp. (a)	368	18,109
Teradata Corp. (a)	386	18,725
Western Digital Corp. (a)	1,027	31,786

		1,273,556

Cosmetics & Personal Care — 1.5%
Avon Products, Inc.	401	7,005
Colgate-Palmolive Co.	594	54,880
The Estee Lauder Cos., Inc. Class A	47	5,279
The Procter & Gamble Co.	2,461	164,173

		231,337

Distribution & Wholesale — 0.1%
Fastenal Co.	98	4,274
Genuine Parts Co.	197	12,056
W.W. Grainger, Inc.	14	2,621

		18,951

	Number of Shares	Value
Diversified Financial — 4.1%
American Express Co.	1,743	$82,217
Ameriprise Financial, Inc.	255	12,658
BlackRock, Inc.	140	24,954
The Charles Schwab Corp.	95	1,070
Citigroup, Inc.	4,160	109,449
CME Group, Inc.	80	19,494
Discover Financial Services	1,738	41,712
E*TRADE Financial Corp. (a)	108	860
Federated Investors, Inc. Class B	98	1,485
Franklin Resources, Inc.	198	19,020
The Goldman Sachs Group, Inc.	519	46,933
IntercontinentalExchange, Inc. (a)	99	11,934
Invesco Ltd.	634	12,737
JP Morgan Chase & Co.	5,360	178,220
Legg Mason, Inc.	95	2,285
Morgan Stanley	2,189	33,119
The NASDAQ OMX Group, Inc. (a)	736	18,039
NYSE Euronext	297	7,752
SLM Corp.	739	9,903
T. Rowe Price Group, Inc.	95	5,410

		639,251

Electric — 3.8%
The AES Corp. (a)	781	9,247
Ameren Corp.	954	31,606
American Electric Power Co., Inc.	899	37,138
CenterPoint Energy, Inc.	919	18,463
CMS Energy Corp.	295	6,514
Consolidated Edison, Inc.	485	30,084
Constellation Energy Group, Inc.	441	17,494
Dominion Resources, Inc.	286	15,181
DTE Energy Co.	295	16,063
Duke Energy Corp.	1,872	41,184
Edison International	399	16,518
Entergy Corp.	397	29,001
Exelon Corp.	1,451	62,930
FirstEnergy Corp.	824	36,503
Integrys Energy Group, Inc.	99	5,364
NextEra Energy, Inc.	302	18,386
Northeast Utilities	197	7,106
NRG Energy, Inc. (a)	800	14,496
Pepco Holdings, Inc.	197	3,999
PG&E Corp.	591	24,361
Pinnacle West Capital Corp.	97	4,673
PPL Corp.	993	29,214
Progress Energy, Inc.	195	10,924
Public Service Enterprise Group, Inc.	812	26,804
SCANA Corp.	97	4,371
The Southern Co.	1,191	55,131
TECO Energy, Inc.	295	5,646
Wisconsin Energy Corp.	296	10,348

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Xcel Energy, Inc.	590	$16,308

		605,057

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	958	44,633
Molex, Inc.	387	9,234

		53,867

Electronics — 0.5%
Agilent Technologies, Inc. (a)	393	13,728
Amphenol Corp. Class A	98	4,448
FLIR Systems, Inc.	99	2,482
Jabil Circuit, Inc.	1,888	37,118
PerkinElmer, Inc.	117	2,340
TE Connectivity Ltd.	600	18,486
Waters Corp. (a)	99	7,331

		85,933

Engineering & Construction — 0.1%
Fluor Corp.	297	14,924
Jacobs Engineering Group, Inc. (a)	95	3,855

		18,779

Entertainment — 0.0%
International Game Technology	395	6,794
Marriott Vacations Worldwide Corp. (a)	9	154

		6,948

Environmental Controls — 0.3%
Republic Services, Inc.	850	23,418
Stericycle, Inc. (a)	22	1,714
Waste Management, Inc.	896	29,308

		54,440

Foods — 1.7%
Campbell Soup Co.	572	19,013
ConAgra Foods, Inc.	733	19,351
Dean Foods Co. (a)	1,433	16,050
General Mills, Inc.	768	31,035
H.J. Heinz Co.	293	15,834
The Hershey Co.	198	12,232
Hormel Foods Corp.	290	8,494
The J.M. Smucker Co.	2	156
Kellogg Co.	197	9,962
Kraft Foods, Inc. Class A	990	36,986
The Kroger Co.	1,546	37,444
McCormick & Co., Inc.	97	4,891
Safeway, Inc.	789	16,601
Sara Lee Corp.	380	7,190
SUPERVALU, Inc.	2,187	17,759
Sysco Corp.	89	2,610
Tyson Foods, Inc. Class A	482	9,949
Whole Foods Market, Inc.	95	6,610

		272,167

	Number of Shares	Value
Forest Products & Paper — 0.4%
International Paper Co.	1,284	$38,006
MeadWestvaco Corp.	564	16,892

		54,898

Gas — 0.2%
AGL Resources, Inc.	82	3,465
NiSource, Inc.	284	6,762
Sempra Energy	294	16,170

		26,397

Hand & Machine Tools — 0.1%
Snap-on, Inc.	99	5,011
Stanley Black & Decker, Inc.	36	2,434

		7,445

Health Care – Products — 2.9%
Baxter International, Inc.	890	44,037
Becton, Dickinson & Co.	189	14,122
Boston Scientific Corp. (a)	1,826	9,751
C.R. Bard, Inc.	283	24,196
CareFusion Corp. (a)	191	4,853
Covidien PLC	576	25,926
Intuitive Surgical, Inc. (a)	4	1,852
Johnson & Johnson	3,765	246,909
Medtronic, Inc.	1,276	48,807
St. Jude Medical, Inc.	551	18,899
Stryker Corp.	90	4,474
Varian Medical Systems, Inc. (a)	1	67
Zimmer Holdings, Inc. (a)	168	8,975

		452,868

Health Care – Services — 1.7%
Aetna, Inc.	623	26,284
Cigna Corp.	491	20,622
Coventry Health Care, Inc. (a)	537	16,309
DaVita, Inc. (a)	99	7,505
Humana, Inc.	290	25,407
Laboratory Corporation of America Holdings (a)	98	8,425
Quest Diagnostics, Inc.	176	10,219
Tenet Healthcare Corp. (a)	408	2,093
Thermo Fisher Scientific, Inc. (a)	394	17,718
UnitedHealth Group, Inc.	1,673	84,788
WellPoint, Inc.	689	45,646

		265,016

Holding Company – Diversified — 0.0%
Leucadia National Corp.	294	6,686

Home Builders — 0.0%
D.R. Horton, Inc.	190	2,396
PulteGroup, Inc. (a)	165	1,041

		3,437

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Home Furnishing — 0.1%
Harman International Industries, Inc.	98	$3,728
Whirlpool Corp.	97	4,603

		8,331

Household Products — 0.5%
Avery Dennison Corp.	97	2,782
The Clorox Co.	271	18,038
Fortune Brands, Inc.	98	5,021
Kimberly-Clark Corp.	658	48,402

		74,243

Housewares — 0.0%
Newell Rubbermaid, Inc.	86	1,389

Insurance — 3.7%
ACE Ltd.	589	41,301
Aflac, Inc.	490	21,197
The Allstate Corp.	374	10,251
American International Group, Inc. (a)	102	2,366
Aon Corp.	298	13,946
Assurant, Inc.	195	8,007
Berkshire Hathaway, Inc. Class B (a)	2,466	188,156
The Chubb Corp.	414	28,657
Cincinnati Financial Corp.	116	3,533
Genworth Financial, Inc. Class A (a)	1,887	12,360
The Hartford Financial Services Group, Inc.	590	9,588
Lincoln National Corp.	962	18,682
Loews Corp.	393	14,797
Marsh & McLennan Cos., Inc.	591	18,687
MetLife, Inc.	1,582	49,327
Principal Financial Group, Inc.	493	12,128
The Progressive Corp.	884	17,247
Prudential Financial, Inc.	471	23,607
Torchmark Corp.	706	30,633
The Travelers Cos., Inc.	511	30,236
Unum Group	986	20,775
XL Group PLC	486	9,608

		585,089

Internet — 1.8%
Akamai Technologies, Inc. (a)	97	3,131
Amazon.com, Inc. (a)	49	8,482
eBay, Inc. (a)	581	17,622
Expedia, Inc.	495	14,365
F5 Networks, Inc. (a)	40	4,245
Google, Inc. Class A (a)	223	144,036
Netflix, Inc. (a)	235	16,283
Priceline.com, Inc. (a)	87	40,691
Symantec Corp. (a)	1,585	24,805
VeriSign, Inc.	191	6,822
Yahoo!, Inc. (a)	253	4,081

		284,563

	Number of Shares	Value
Iron & Steel — 0.3%
AK Steel Holding Corp.	198	$1,635
Allegheny Technologies, Inc.	97	4,637
Cliffs Natural Resources, Inc.	400	24,940
Nucor Corp.	134	5,302
United States Steel Corp.	97	2,567

		39,081

Leisure Time — 0.2%
Carnival Corp.	407	13,284
Harley-Davidson, Inc.	346	13,449

		26,733

Lodging — 0.3%
Marriott International, Inc. Class A	98	2,859
Starwood Hotels & Resorts Worldwide, Inc.	98	4,701
Wyndham Worldwide Corp.	720	27,237
Wynn Resorts Ltd.	129	14,253

		49,050

Machinery – Construction & Mining — 0.6%
Caterpillar, Inc.	884	80,090
Ingersoll-Rand PLC	436	13,285
Joy Global, Inc.	101	7,572

		100,947

Machinery – Diversified — 0.5%
Cummins, Inc.	295	25,966
Deere & Co.	194	15,006
Eaton Corp.	119	5,180
Flowserve Corp.	9	894
Rockwell Automation, Inc.	160	11,739
Roper Industries, Inc.	139	12,075
Xylem, Inc.	194	4,984

		75,844

Manufacturing — 3.3%
3M Co.	384	31,384
Danaher Corp.	136	6,398
Dover Corp.	194	11,262
General Electric Co.	17,155	307,246
Honeywell International, Inc.	864	46,958
Illinois Tool Works, Inc.	309	14,433
ITT Corp.	97	1,875
Leggett & Platt, Inc.	186	4,285
Pall Corp.	98	5,601
Parker Hannifin Corp.	420	32,025
Textron, Inc.	993	18,361
Tyco International Ltd.	700	32,697

		512,525

Media — 3.5%
Cablevision Systems Corp. Class A	200	2,844
CBS Corp. Class B	1,185	32,161
Comcast Corp. Class A	4,361	103,399

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
DIRECTV Class A (a)	956	$40,879
Discovery Communications, Inc. Series A (a)	531	21,755
Gannett Co., Inc.	2,271	30,363
The McGraw-Hill Cos., Inc.	293	13,176
News Corp. Class A	4,441	79,227
Scripps Networks Interactive Class A	299	12,684
Time Warner Cable, Inc.	675	42,910
Time Warner, Inc.	2,085	75,352
Viacom, Inc. Class B	1,282	58,216
The Walt Disney Co.	1,079	40,462
The Washington Post Co. Class B	2	754

		554,182

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp.	30	4,944

Mining — 0.8%
Alcoa, Inc.	2,728	23,597
Freeport-McMoRan Copper & Gold, Inc.	1,709	62,874
Newmont Mining Corp.	658	39,487
Titanium Metals Corp.	98	1,468
Vulcan Materials Co.	99	3,896

		131,322

Office Equipment/Supplies — 0.5%
Pitney Bowes, Inc.	2,629	48,742
Xerox Corp.	3,718	29,595

		78,337

Oil & Gas — 10.7%
Anadarko Petroleum Corp.	278	21,220
Apache Corp.	497	45,018
Cabot Oil & Gas Corp.	16	1,214
Chesapeake Energy Corp.	742	16,539
Chevron Corp.	3,632	386,445
ConocoPhillips	3,198	233,038
Denbury Resources, Inc. (a)	99	1,495
Devon Energy Corp.	580	35,960
Diamond Offshore Drilling, Inc.	799	44,153
EOG Resources, Inc.	20	1,970
Exxon Mobil Corp.	6,740	571,282
Helmerich & Payne, Inc.	400	23,344
Hess Corp.	331	18,801
Marathon Oil Corp.	1,890	55,320
Marathon Petroleum Corp.	1,243	41,379
Murphy Oil Corp.	197	10,981
Nabors Industries Ltd. (a)	1,193	20,687
Newfield Exploration Co. (a)	100	3,773
Noble Corp. (a)	100	3,022
Noble Energy, Inc.	98	9,250
Occidental Petroleum Corp.	559	52,378
Pioneer Natural Resources Co.	6	537
QEP Resources, Inc.	95	2,783

	Number of Shares	Value
Rowan Companies, Inc. (a)	84	$2,548
Southwestern Energy Co. (a)	72	2,300
Sunoco, Inc.	99	4,061
Tesoro Corp. (a)	1,982	46,300
Valero Energy Corp.	1,895	39,890

		1,695,688

Oil & Gas Services — 1.1%
Baker Hughes, Inc.	65	3,161
Cameron International Corp. (a)	95	4,673
FMC Technologies, Inc. (a)	94	4,910
Halliburton Co.	796	27,470
National Oilwell Varco, Inc.	1,173	79,752
Schlumberger Ltd.	825	56,356

		176,322

Packaging & Containers — 0.5%
Ball Corp.	198	7,071
Bemis Co., Inc.	57	1,714
Owens-IIlinois, Inc. (a)	463	8,973
Sealed Air Corp.	3,722	64,056

		81,814

Pharmaceuticals — 7.2%
Abbott Laboratories	2,717	152,777
Allergan, Inc.	4	351
AmerisourceBergen Corp.	623	23,169
Bristol-Myers Squibb Co.	3,154	111,147
Cardinal Health, Inc.	681	27,655
DENTSPLY International, Inc.	99	3,464
Eli Lilly & Co.	2,481	103,110
Express Scripts, Inc. (a)	573	25,607
Forest Laboratories, Inc. (a)	1,145	34,648
Gilead Sciences, Inc. (a)	1,433	58,653
Hospira, Inc. (a)	97	2,946
Mead Johnson Nutrition Co.	392	26,942
Medco Health Solutions, Inc. (a)	512	28,621
Merck & Co., Inc.	5,001	188,538
Mylan, Inc. (a)	293	6,288
Patterson Cos., Inc.	99	2,922
Pfizer, Inc.	15,209	329,123
Watson Pharmaceuticals, Inc. (a)	268	16,171

		1,142,132

Pipelines — 0.5%
El Paso Corp.	101	2,684
ONEOK, Inc.	100	8,669
Spectra Energy Corp.	489	15,037
The Williams Cos., Inc.	1,570	51,841

		78,231

Real Estate — 0.0%
CBRE Group, Inc. (a)	94	1,431

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 1.2%
Apartment Investment & Management Co. Class A	213	$4,880
AvalonBay Communities, Inc.	102	13,321
Boston Properties, Inc.	68	6,773
Equity Residential	293	16,710
HCP, Inc.	376	15,578
Health Care REIT, Inc.	199	10,852
Host Hotels & Resorts, Inc.	112	1,654
Kimco Realty Corp.	391	6,350
Plum Creek Timber Co., Inc.	97	3,546
ProLogis, Inc.	253	7,233
Public Storage	118	15,866
Simon Property Group, Inc.	416	53,639
Ventas, Inc.	398	21,942
Vornado Realty Trust	184	14,142
Weyerhaeuser Co.	17	317

		192,803

Retail — 6.0%
Abercrombie & Fitch Co. Class A	13	635
AutoNation, Inc. (a)	82	3,023
AutoZone, Inc. (a)	90	29,247
Bed Bath & Beyond, Inc. (a)	402	23,304
Best Buy Co., Inc.	1,586	37,065
Big Lots, Inc. (a)	91	3,436
CarMax, Inc. (a)	100	3,048
Coach, Inc.	179	10,926
Costco Wholesale Corp.	317	26,412
CVS Caremark Corp.	1,826	74,464
Darden Restaurants, Inc.	98	4,467
Family Dollar Stores, Inc.	97	5,593
GameStop Corp. Class A (a)	2,297	55,427
The Gap, Inc.	486	9,015
The Home Depot, Inc.	2,619	110,103
J.C. Penney Co., Inc.	32	1,125
Kohl’s Corp.	393	19,395
Limited Brands, Inc.	419	16,907
Lowe’s Cos., Inc.	1,917	48,653
Macy’s, Inc.	1,020	32,824
McDonald’s Corp.	1,091	109,460
Nordstrom, Inc.	218	10,837
O’Reilly Automotive, Inc. (a)	285	22,786
Ross Stores, Inc.	66	3,137
Staples, Inc.	797	11,070
Starbucks Corp.	90	4,141
Target Corp.	1,119	57,315
Tiffany & Co.	23	1,524
The TJX Cos., Inc.	73	4,712
Urban Outfitters, Inc. (a)	100	2,756
Wal-Mart Stores, Inc.	2,359	140,974
Walgreen Co.	752	24,861

	Number of Shares	Value
Yum! Brands, Inc.	624	$36,822

		945,464

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	389	2,431
People’s United Financial, Inc.	494	6,348

		8,779

Semiconductors — 2.4%
Advanced Micro Devices, Inc. (a)	489	2,641
Altera Corp.	6	223
Analog Devices, Inc.	165	5,904
Applied Materials, Inc.	2,674	28,638
Broadcom Corp. Class A (a)	191	5,608
Intel Corp.	8,759	212,406
KLA-Tencor Corp.	369	17,804
Linear Technology Corp.	188	5,646
LSI Corp. (a)	1,265	7,527
MEMC Electronic Materials, Inc. (a)	98	386
Microchip Technology, Inc.	15	549
Micron Technology, Inc. (a)	378	2,378
Novellus Systems, Inc. (a)	82	3,386
NVIDIA Corp. (a)	1,487	20,610
Teradyne, Inc. (a)	2,158	29,413
Texas Instruments, Inc.	529	15,399
Xilinx, Inc.	393	12,599

		371,117

Software — 4.1%
Adobe Systems, Inc. (a)	689	19,478
Autodesk, Inc. (a)	197	5,975
BMC Software, Inc. (a)	897	29,404
CA, Inc.	1,472	29,757
Citrix Systems, Inc. (a)	99	6,011
Compuware Corp. (a)	195	1,622
The Dun & Bradstreet Corp.	109	8,157
Electronic Arts, Inc. (a)	295	6,077
Fidelity National Information Services, Inc.	175	4,653
Fiserv, Inc. (a)	295	17,328
Intuit, Inc.	194	10,202
Microsoft Corp.	11,609	301,370
Oracle Corp.	7,342	188,322
Red Hat, Inc. (a)	313	12,924
Salesforce.com, Inc. (a)	99	10,045

		651,325

Telecommunications — 5.5%
American Tower Corp. Class A	99	5,941
AT&T, Inc.	7,654	231,457
CenturyLink, Inc.	824	30,653
Cisco Systems, Inc.	9,979	180,420
Corning, Inc.	2,777	36,045
Frontier Communications Corp.	347	1,787
Harris Corp.	121	4,361

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
JDS Uniphase Corp. (a)	187	$1,952
Juniper Networks, Inc. (a)	193	3,939
MetroPCS Communications, Inc. (a)	198	1,719
Motorola Mobility Holdings, Inc. (a)	280	10,864
Motorola Solutions, Inc.	663	30,690
QUALCOMM, Inc.	1,890	103,383
Sprint Nextel Corp. (a)	4,026	9,421
Tellabs, Inc.	291	1,176
Verizon Communications, Inc.	5,230	209,828
Windstream Corp.	481	5,647

		869,283

Textiles — 0.0%
Cintas Corp.	98	3,411

Toys, Games & Hobbies — 0.2%
Hasbro, Inc.	332	10,587
Mattel, Inc.	588	16,323

		26,910

Transportation — 1.8%
C.H. Robinson Worldwide, Inc.	97	6,769
CSX Corp.	1,767	37,213
Expeditors International of Washington, Inc.	97	3,973
FedEx Corp.	194	16,201
Norfolk Southern Corp.	793	57,778
Ryder System, Inc.	98	5,208
Union Pacific Corp.	328	34,748
United Parcel Service, Inc. Class B	1,600	117,104

		278,994

TOTAL COMMON STOCK (Cost $14,935,835)		15,774,976

TOTAL EQUITIES (Cost $14,935,835)		15,774,976

TOTAL LONG-TERM INVESTMENTS (Cost $14,935,835)		15,774,976

	Principal Amount
SHORT-TERM INVESTMENTS — 0.2%
Repurchase Agreement — 0.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$32,569	32,569

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/12	162	162

TOTAL SHORT-TERM INVESTMENTS (Cost $32,731)		32,731

Value
TOTAL INVESTMENTS — 100.1% (Cost $14,968,566) (c)	$15,807,707

Other Assets/(Liabilities) — (0.1)%	(22,841)

NET ASSETS — 100.0%	$15,784,866

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $32,569. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 4/01/25, and an aggregate market value, including accrued interest, of $33,518.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments

December 31, 2011

	Principal Amount	Value
BONDS & NOTES — 92.5%

CORPORATE DEBT — 92.5%
Advertising — 0.9%
inVentiv Health, Inc. (a) 10.000% 8/15/18	$450,000	$411,750
MDC Partners, Inc. (a) 11.000% 11/01/16	280,000	296,800

		708,550

Aerospace & Defense — 1.9%
DAE Aviation Holdings, Inc. (a) 11.250% 8/01/15	750,000	780,000
Ducommun, Inc. (a) 9.750% 7/15/18	670,000	680,050

		1,460,050

Agriculture — 0.5%
American Rock Salt Co. LLC/American Rock Capital Corp. (a) 8.250% 5/01/18	395,000	379,200

Apparel — 1.1%
Perry Ellis International, Inc. 7.875% 4/01/19	865,000	843,375

Auto Manufacturers — 1.3%
Ford Motor Co. 7.450% 7/16/31	825,000	990,000

Auto Parts & Equipment — 0.8%
Affinia Group, Inc. 9.000% 11/30/14	625,000	618,750

Automotive & Parts — 6.5%
Accuride Corp. 9.500% 8/01/18	865,000	834,725
American Axle & Manufacturing, Inc. 7.875% 3/01/17	665,000	658,350
Cooper Tire & Rubber Co. 8.000% 12/15/19	285,000	292,125
Cooper-Standard Automotive, Inc. 8.500% 5/01/18	500,000	523,125
Delphi Corp. (a) 5.875% 5/15/19	240,000	244,800
Delphi Corp. (a) 6.125% 5/15/21	160,000	164,800
International Automotive Components Group SL (a) 9.125% 6/01/18	800,000	716,000
Pittsburgh Glass Works LLC (a) 8.500% 4/15/16	710,000	683,375
Titan International, Inc. 7.875% 10/01/17	325,000	338,000
Tomkins LLC / Tomkins, Inc. 9.000% 10/01/18	540,000	598,725

		5,054,025

	Principal Amount	Value
Banks — 2.1%
Ally Financial, Inc. 6.750% 12/01/14	$250,000	$251,250
CIT Group, Inc. (a) 7.000% 5/04/15	1,380,000	1,381,725

		1,632,975

Beverages — 0.7%
Cott Beverages, Inc. 8.125% 9/01/18	485,000	523,800

Building Materials — 0.6%
Interline Brands, Inc. 7.000% 11/15/18	460,000	476,100

Chemicals — 2.4%
Celanese US Holdings LLC 5.875% 6/15/21	160,000	165,200
Georgia Gulf Corp. (a) 9.000% 1/15/17	315,000	333,112
LyondellBasell Industries NV (a) 6.000% 11/15/21	225,000	233,438
Omnova Solutions, Inc. 7.875% 11/01/18	690,000	596,850
Vertellus Specialties, Inc. (a) 9.375% 10/01/15	700,000	535,500

		1,864,100

Coal — 1.8%
Arch Coal, Inc. (a) 7.000% 6/15/19	210,000	214,200
Arch Coal, Inc. (a) 7.250% 6/15/21	150,000	154,125
Consol Energy, Inc. 8.250% 4/01/20	250,000	276,250
Peabody Energy Corp. (a) 6.000% 11/15/18	235,000	239,700
Peabody Energy Corp. (a) 6.250% 11/15/21	527,000	545,445

		1,429,720

Commercial Services — 4.1%
ARAMARK Holdings Corp. (a) 8.625% 5/01/16	165,000	169,950
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 8.250% 1/15/19	545,000	540,913
The Hertz Corp. 6.750% 4/15/19	645,000	646,612
Jaguar Holding Co. II/ Jaguar Merger Sub, Inc. (a) 9.500% 12/01/19	375,000	393,750
Rent-A-Center, Inc. 6.625% 11/15/20	330,000	332,475
RR Donnelley & Sons Co. 7.250% 5/15/18	190,000	184,300

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
RSC Equipment Rental, Inc./ RSC Holdings III LLC 8.250% 2/01/21	$575,000	$582,187
United Rentals North America, Inc. 8.375% 9/15/20	390,000	380,250

		3,230,437

Computers — 0.7%
Seagate HDD Cayman (a) 7.000% 11/01/21	565,000	579,125

Diversified Financial — 3.2%
American General Finance Corp. 6.500% 9/15/17	425,000	295,375
Community Choice Financial, Inc. (a) 10.750% 5/01/19	355,000	351,450
Ford Motor Credit Co. LLC 6.625% 8/15/17	475,000	517,066
International Lease Finance Corp. 5.750% 5/15/16	550,000	510,148
International Lease Finance Corp. 8.625% 9/15/15	450,000	461,250
Springleaf Finance Corp. 5.375% 10/01/12	360,000	340,200

		2,475,489

Electric — 3.6%
Atlantic Power Corp. (a) 9.000% 11/15/18	570,000	571,425
Calpine Corp. (a) 7.500% 2/15/21	625,000	668,750
Energy Future Holdings Corp. 10.000% 1/15/20	670,000	703,500
NRG Energy, Inc. (a) 7.625% 5/15/19	185,000	181,300
NRG Energy, Inc. 8.250% 9/01/20	425,000	427,125
NRG Energy, Inc. 8.500% 6/15/19	250,000	253,750

		2,805,850

Engineering & Construction — 0.5%
Tutor Perini Corp. 7.625% 11/01/18	445,000	420,525

Entertainment — 1.7%
Regal Entertainment Group 9.125% 8/15/18	335,000	359,287
Vail Resorts, Inc. 6.500% 5/01/19	230,000	234,600
WM Finance Corp. (a) 9.500% 6/15/16	207,000	224,595
WMG Acquisition Corp. 9.500% 6/15/16	488,000	529,480

		1,347,962

	Principal Amount	Value
Foods — 0.4%
JBS USA LLC/JBS USA Finance, Inc. (a) 7.250% 6/01/21	$370,000	$345,025

Forest Products & Paper — 1.1%
Xerium Technologies, Inc. (a) 8.875% 6/15/18	925,000	837,125

Health Care – Products — 1.6%
Alere, Inc. 9.000% 5/15/16	925,000	934,250
Teleflex, Inc. 6.875% 6/01/19	280,000	291,900

		1,226,150

Health Care – Services — 4.1%
HCA Holdings, Inc. 7.750% 5/15/21	400,000	407,000
HCA, Inc. 6.500% 2/15/20	410,000	425,375
HCA, Inc. 7.500% 2/15/22	960,000	981,600
HEALTHSOUTH Corp. 7.250% 10/01/18	220,000	218,350
HEALTHSOUTH Corp. 7.750% 9/15/22	435,000	427,931
IASIS Healthcare LLC/ IASIS Capital Corp. 8.375% 5/15/19	875,000	763,438

		3,223,694

Holding Company – Diversified — 0.6%
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC (a) 9.000% 4/15/19	140,000	133,000
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC (a) 9.250% 5/15/18	350,000	335,125

		468,125

Household Products — 0.4%
American Greetings Corp. 7.375% 12/01/21	335,000	339,188

Housewares — 0.3%
Libbey Glass, Inc. 10.000% 2/15/15	203,000	217,210

Iron & Steel — 0.5%
Tube City IMS Corp. 9.750% 2/01/15	425,000	429,250

Leisure Time — 1.5%
Brunswick Corp. 7.125% 8/01/27	1,010,000	888,800

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Brunswick Corp. 7.375% 9/01/23	$285,000	$263,625

		1,152,425

Machinery – Diversified — 0.5%
The Manitowoc Co., Inc. 8.500% 11/01/20	360,000	379,350

Manufacturing — 2.4%
Griffon Corp. 7.125% 4/01/18	870,000	861,300
Polypore International, Inc. 7.500% 11/15/17	600,000	621,000
Trimas Corp. 9.750% 12/15/17	400,000	434,000

		1,916,300

Media — 6.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.250% 10/30/17	300,000	316,125
Cequel Communications Holdings I LLC/ Cequel Capital Corp. (a) 8.625% 11/15/17	1,100,000	1,166,000
Clear Channel Worldwide Holdings, Inc., Series A 9.250% 12/15/17	100,000	107,500
Clear Channel Worldwide Holdings, Inc., Series B 9.250% 12/15/17	400,000	432,000
Gannett Co., Inc. 9.375% 11/15/17	775,000	840,875
Mediacom LLC/Mediacom Capital Corp. 9.125% 8/15/19	635,000	673,894
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. 8.875% 4/15/17	550,000	563,750
Sinclair Television Group, Inc. (a) 9.250% 11/01/17	570,000	621,300

		4,721,444

Metal Fabricate & Hardware — 1.0%
Ardagh Packaging Finance PLC (a) 7.375% 10/15/17	300,000	303,000
Mueller Water Products, Inc. 8.750% 9/01/20	450,000	488,813

		791,813

Mining — 0.9%
FMG Resources Pty Ltd. (a) 7.000% 11/01/15	445,000	449,450
FMG Resources Pty Ltd. (a) 8.250% 11/01/19	230,000	234,025

		683,475

	Principal Amount	Value
Oil & Gas — 12.9%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. 9.625% 10/15/18	$1,075,000	$1,042,750
Calumet Specialty Products Partners LP/ Calumet Finance Corp. (a) 9.375% 5/01/19	850,000	824,500
Chaparral Energy, Inc. 8.250% 9/01/21	975,000	987,187
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc. (a) 6.625% 11/15/19	230,000	239,200
Coffeyville Resources LLC/Coffeyville Finance, Inc. (a) 9.000% 4/01/15	800,000	848,000
Concho Resources, Inc. 6.500% 1/15/22	370,000	386,650
Goodrich Petroleum Corp. (a) 8.875% 3/15/19	780,000	780,000
Hilcorp Energy I LP/Hilcorp Finance Co. (a) 7.625% 4/15/21	440,000	460,900
Laredo Petroleum, Inc. (a) 9.500% 2/15/19	670,000	710,200
MEG Energy Corp. (a) 6.500% 3/15/21	340,000	347,650
Northern Tier Energy LLC and Northern Tier Finance Corp. (a) 10.500% 12/01/17	780,000	834,600
Quicksilver Resources, Inc. 7.125% 4/01/16	695,000	691,525
Sandridge Energy, Inc. (a) 8.000% 6/01/18	345,000	348,450
SM Energy Co. (a) 6.500% 11/15/21	245,000	252,350
SM Energy Co. (a) 6.625% 2/15/19	225,000	234,000
Unit Corp. 6.625% 5/15/21	235,000	235,000
Venoco, Inc. 8.875% 2/15/19	885,000	796,500

		10,019,462

Oil & Gas Services — 0.5%
SESI LLC (a) 7.125% 12/15/21	375,000	393,750

Packaging & Containers — 3.4%
Intertape Polymer US, Inc. 8.500% 8/01/14	460,000	443,900
Pregis Corp. 12.375% 10/15/13	1,190,000	1,136,450
Sealed Air Corp. (a) 8.125% 9/15/19	425,000	465,375

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sealed Air Corp. (a) 8.375% 9/15/21	$249,000	$275,145
Solo Cup Co. 8.500% 2/15/14	340,000	312,800

		2,633,670

Pharmaceuticals — 5.3%
Endo Pharmaceuticals Holdings, Inc. 7.000% 7/15/19	225,000	239,625
Endo Pharmaceuticals Holdings, Inc. 7.250% 1/15/22	170,000	180,838
Grifols, Inc. 8.250% 2/01/18	466,000	489,300
Mylan, Inc. (a) 6.000% 11/15/18	550,000	565,812
Omnicare, Inc. 7.750% 6/01/20	600,000	644,250
Valeant Pharmaceuticals International (a) 6.750% 10/01/17	450,000	449,437
Valeant Pharmaceuticals International (a) 6.875% 12/01/18	225,000	224,438
Valeant Pharmaceuticals International (a) 7.000% 10/01/20	300,000	296,250
Warner Chilcott Corp. LLC 7.750% 9/15/18	1,035,000	1,056,994

		4,146,944

Pipelines — 0.7%
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (a) 6.875% 2/01/21	540,000	546,750

Retail — 2.9%
Fiesta Restaurant Group (a) 8.875% 8/15/16	940,000	944,700
Inergy LP/Inergy Finance Corp. 7.000% 10/01/18	375,000	380,625
Landry’s Restaurants, Inc. 11.625% 12/01/15	350,000	368,375
OSI Restaurant Partners, Inc. 10.000% 6/15/15	235,000	242,931
Sally Holdings LLC/Sally Capital, Inc. (a) 6.875% 11/15/19	300,000	313,500

		2,250,131

Savings & Loans — 0.5%
DPL, Inc. (a) 6.500% 10/15/16	340,000	362,100
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co. 9.750% 4/01/17	750,000	71,250

		433,350

Semiconductors — 0.4%
Sensata Technologies BV (a) 6.500% 5/15/19	290,000	286,375

	Principal Amount	Value
Software — 5.0%
Audatex North America, Inc. (a) 6.750% 6/15/18	$675,000	$681,750
EVERTEC, Inc. 11.000% 10/01/18	1,245,000	1,269,900
Fidelity National Information Services, Inc. 7.625% 7/15/17	175,000	189,437
Fidelity National Information Services, Inc. (a) 7.625% 7/15/17	175,000	188,563
Fidelity National Information Services, Inc. 7.875% 7/15/20	225,000	243,000
First Data Corp. (a) 7.375% 6/15/19	840,000	789,600
First Data Corp. 9.875% 9/24/15	258,000	242,520
First Data Corp. 11.250% 3/31/16	50,000	41,500
First Data Corp. 12.625% 1/15/21	258,000	224,460

		3,870,730

Telecommunications — 1.6%
CPI International, Inc. 8.000% 2/15/18	140,000	116,550
Sprint Capital Corp. 6.900% 5/01/19	450,000	370,125
Viasat, Inc. 8.875% 9/15/16	450,000	461,250
Windstream Corp. (a) 7.500% 6/01/22	280,000	279,300

		1,227,225

Transportation — 3.5%
CHC Helicopter SA (a) 9.250% 10/15/20	860,000	774,000
Quality Distribution LLC/QD Capital Corp. 9.875% 11/01/18	905,000	932,150
RailAmerica, Inc. 9.250% 7/01/17	400,000	437,000
Swift Services Holdings, Inc. 10.000% 11/15/18	540,000	568,350

		2,711,500

TOTAL CORPORATE DEBT (Cost $72,546,288)		72,090,494

TOTAL BONDS & NOTES (Cost $72,546,288)		72,090,494

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

		Value

TOTAL LONG-TERM INVESTMENTS (Cost $72,546,288)		$72,090,494

	Principal Amount

SHORT-TERM INVESTMENTS — 5.6%
Time Deposits — 5.6%
Euro Time Deposit 0.010% 1/03/12	$4,316,955	4,316,955

TOTAL SHORT-TERM INVESTMENTS (Cost $4,316,955)		4,316,955

TOTAL INVESTMENTS — 98.1% (Cost $76,863,243) (b)		76,407,449

Other Assets/(Liabilities) — 1.9%		1,503,650

NET ASSETS — 100.0%		$77,911,099

Notes to Portfolio of Investments

(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $29,275,110 or 37.58% of net assets.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments

December 31, 2011

	Principal Amount	Value
BONDS & NOTES — 118.9%

CORPORATE DEBT — 2.4%
Diversified Financial — 0.3%
General Electric Capital Corp. 3.500% 8/13/12	$1,000,000	$1,016,517

Insurance — 1.3%
Berkshire Hathaway, Inc. FRN 0.883% 2/11/13	2,900,000	2,909,837
MetLife Global Funding I (a) 2.875% 9/17/12	500,000	506,536
Pacific Life Global Funding VRN (a) 6.050% 2/06/16	2,000,000	2,017,820

		5,434,193

Multi-National — 0.5%
International Bank for Reconstruction & Development FRN 5.416% 12/10/13	2,105,000	2,149,857

Telecommunications — 0.3%
Telefonica Emisiones SAU FRN 0.763% 2/04/13	1,275,000	1,225,962

TOTAL CORPORATE DEBT (Cost $9,553,560)		9,826,529

MUNICIPAL OBLIGATIONS — 0.2%
North Carolina State Education Assistance Authority Student Loan Revenue Bonds FRN 0.872% 1/25/21	669,318	668,762

TOTAL MUNICIPAL OBLIGATIONS (Cost $668,403)		668,762

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.2%
Auto Floor Plan ABS — 0.1%
Navistar Financial Dealer Note Master Trust, Series 2009-1, Class C FRN (a) 6.294% 10/26/15	575,000	591,229

Automobile ABS — 3.0%
Ally Auto Receivables Trust, Series 2010-4, Class A2 0.710% 2/15/13	314,034	314,016
AmeriCredit Automobile Receivables Trust, Series 2010-3, Class A2 0.770% 12/09/13	231,211	231,161
AmeriCredit Automobile Receivables Trust, Series 2011-1, Class A2 0.840% 6/09/14	1,218,049	1,217,692

	Principal Amount	Value
AmeriCredit Automobile Receivables Trust, Series 2010-4, Class A2 0.960% 5/08/14	$335,243	$335,296
AmeriCredit Automobile Receivables Trust, Series 2010-A, Class A2 1.460% 11/06/13	104,816	104,802
Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A FRN (a) 0.425% 8/20/13	1,400,000	1,387,641
Avis Budget Rental Car Funding AESOP LLC, Series 2009-1A, Class A (a) 9.310% 10/20/13	650,000	679,496
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (a) 2.028% 9/15/21	793,215	797,863
Chesapeake Funding LLC, Series 2009-1, Class A FRN (a) 2.278% 12/15/20	516,609	518,898
Daimler Chrysler Auto Trust, Series 2008-B, Class A4A 5.320% 11/10/14	490,249	492,333
DT Auto Owner Trust, Series 2010-1A, Class A2 (a) 0.990% 12/17/12	64,182	64,189
Enterprise Fleet Financing LLC, Series 2011-3, Class A2 (a) 1.620% 5/20/17	500,000	500,006
First Investors Auto Owner Trust, Series 2011-1, Class A2 (a) 1.470% 3/16/15	272,915	274,257
Ford Credit Auto Lease Trust, Series 2011-A, Class A2 0.740% 9/15/13	180,000	179,754
Ford Credit Auto Owner Trust, Series 2011-B, Class A2 0.680% 1/15/14	900,000	898,768
Harley-Davidson Motorcycle Trust, Series 2010-1, Class A2 0.830% 11/15/13	385,734	385,746
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (a) 2.550% 9/15/16	501,570	500,345
Navistar Financial Corp. Owner Trust, Series 2010-A, Class A2 (a) 1.470% 10/18/12	15,239	15,243
Nissan Auto Lease Trust, Series 2010-B, Class A2 0.900% 5/15/13	351,417	351,374
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class A3 (a) 1.400% 10/15/14	925,000	928,816

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Santander Drive Auto Receivables Trust, Series 2010-3, Class A2 0.930% 6/17/13	$379,887	$379,930
Santander Drive Auto Receivables Trust, Series 2011-1, Class A2 0.940% 2/18/14	675,000	674,291
Santander Drive Auto Receivables Trust, Series 2010-2, Class A2 0.950% 8/15/13	299,882	299,931
Volkswagen Auto Lease Trust, Series 2010-A, Class A2 0.770% 1/22/13	353,667	353,726
Westlake Automobile Receivables Trust, Series 2010-1A, Class A (a) 1.750% 12/17/12	62,416	62,471
Wheels SPV LLC, Series 2009-1, Class A FRN (a) 1.828% 3/15/18	215,040	215,661

		12,163,706

Commercial MBS — 0.1%
GE Capital Commercial Mortgage Corp., Series 2005-C2, Class AAB 4.866% 5/10/43	384,938	390,994

Home Equity ABS — 1.7%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.563% 8/25/35	368,263	330,951
ACE Securities Corp., Series 2005-HE2, Class M2 FRN 0.743% 4/25/35	841,980	816,528
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C STEP 0.653% 7/25/35	298,872	270,390
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.663% 11/25/34	438,616	412,389
Bayview Financial Acquisition Trust, Series 2004-D, Class A FRN 0.879% 8/28/44	126,829	112,215
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 STEP 0.674% 11/25/35	335,125	329,760
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE4, Class M1 FRN 0.724% 4/25/35	302,591	294,294
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A1 FRN 0.344% 1/25/37	73,348	72,621

	Principal Amount	Value
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.524% 9/25/34	$241,601	$218,650
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF3, Class M1 FRN 0.694% 4/25/35	784,197	732,016
Home Equity Asset Trust, Series 2005-5, Class 2A3 FRN 0.704% 11/25/35	800,000	761,174
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 1.029% 6/28/35	723,846	674,128
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 STEP 0.764% 5/25/35	463,746	441,578
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.674% 8/25/35	639,759	571,717
RAAC Series, Series 2005-RP2, Class A FRN (a) 0.644% 6/25/35	263,576	260,553
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.484% 3/25/36	420,568	392,659
Securitized Asset-Backed Receivables LLC, Series 2005-FR5, Class A1A FRN 0.584% 8/25/35	46,325	46,110
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2B FRN 0.394% 12/25/36	22,964	22,843
Truman Capital Mortgage Loan Trust, Series 2004-2, Class A2 STEP (a) 0.844% 12/25/32	63,522	62,053

		6,822,629

Other ABS — 2.3%
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.465% 8/18/21	406,603	372,042
CNH Wholesale Master Note Trust, Series 2011-1A, Class A FRN (a) 1.078% 12/15/15	700,000	703,363
Dominos Pizza Master Issuer LLC, Series 2007-1, Class A2 (a) 5.261% 4/25/37	350,000	350,770
GE Equipment Transportation LLC, Series 2011-1, Class A2 0.770% 10/21/13	450,000	449,589
Great America Leasing Receivables, Series 2011-1, Class A2 (a) 1.050% 3/15/13	968,354	968,827

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Helios Finance LP, Series 2007-S1, Class B2 FRN (a) 2.635% 10/20/14	$280,773	$280,343
Macquarie Equipment Funding Trust, Series 2011-A, Class A2 (a) 1.210% 9/20/13	350,000	349,912
Marriott Vacation Club Owner Trust, Series 2006-2A, Class A (a) 5.362% 10/20/28	483,942	495,289
New York City Tax Lien, Series 2010-AA, Class A (a) 1.680% 1/10/24	151,673	151,698
New York City Tax Lien, Series 2011-AA, Class A (a) 1.990% 12/10/24	760,000	759,975
PFS Financing Corp., Series 2009-D, Class A FRN (a) 2.078% 2/15/14	1,700,000	1,700,622
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (a) 2.000% 4/15/18	173,934	170,716
Textainer Marine Containers Ltd., Series 2005-1A, Class A FRN (a) 0.530% 5/15/20	1,566,542	1,472,549
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (a) 2.778% 7/15/41	998,521	998,520

		9,224,215

Student Loans ABS — 6.7%
Access Group, Inc., Series 2004-2, Class A1 FRN 0.508% 7/25/12	245,848	245,778
Access Group, Inc., Series 2002-1, Class A2 FRN 0.538% 9/25/25	487,384	484,056
Access Group, Inc., Series 2007-A, Class A2 FRN 0.636% 8/25/26	326,945	309,211
Access Group, Inc., Series 2005-1, Class A1 FRN (a) 0.650% 6/22/18	376,377	375,901
Access Group, Inc., Series 2003-1, Class A2 FRN 0.834% 12/27/16	980,298	967,527
Access to Loans for Learning Student Loan Corp., Series 2003-IV, Class A6 FRN 0.608% 1/25/13	154,558	154,347
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.584% 3/28/17	430,570	428,120

	Principal Amount	Value
College Loan Corp. Trust, Series 2005-2, Class A2 FRN 0.513% 10/15/21	$301,614	$298,950
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.794% 1/25/47	1,175,000	987,000
Education Funding Capital Trust I, Series 2003-3, Class A4 FRN 0.045% 12/15/32	1,000,000	990,450
Education Funding Capital Trust I, Series 2003-3, Class A5 FRN 1.778% 12/15/42	550,000	534,875
GCO Education Loan Funding Trust, Series 2006-1, Class A7L FRN 0.536% 5/25/22	111,181	108,871
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (a) 0.576% 5/25/23	559,366	537,787
Higher Education Funding I, Series 2004-1, Class A13 FRN (a) 1/01/44	300,000	240,000
Higher Education Funding I, Series 2004-1, Class A15 FRN (a) 1/01/44	425,000	340,000
Keycorp Student Loan Trust, Series 2003-A, Class 1A2 FRN 0.678% 10/25/32	229,955	216,213
Keycorp Student Loan Trust, Series 2005-A, Class 2A2 FRN 0.704% 3/27/24	122,075	120,107
National Collegiate Student Loan Trust, Series 2007-2, Class A1 FRN 0.334% 1/27/25	181,838	181,286
National Collegiate Student Loan Trust, Series 2007-1, Class A1 FRN 0.334% 6/25/25	512,620	510,102
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.404% 3/25/26	579,680	571,074
National Collegiate Student Loan Trust, Series 2006-1, Class A2 FRN 0.434% 8/25/23	96,928	96,656
National Collegiate Student Loan Trust, Series 2005-3, Class A2 FRN 0.494% 9/25/25	491,472	489,576
Nelnet Student Loan Trust, Series 2002-1, Class A2 FRN 0.676% 5/25/27	814,022	786,858
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 1.094% 4/25/46	368,739	365,350

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.525% 10/28/26	$752,110	$744,282
Northstar Education Finance, Inc., Series 2004-1, Class A3 FRN 0.595% 4/28/17	289,750	288,970
Northstar Education Finance, Inc., Series 2006-A, Class A2 FRN 0.702% 11/28/23	88,367	87,773
SLC Student Loan Trust, Series 2006-A, Class A4 FRN 0.523% 1/15/19	610,117	603,963
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.573% 7/15/36	550,000	490,471
SLM Student Loan Trust, Series 2006-6, Class A1 FRN 0.408% 10/25/18	27,728	27,721
SLM Student Loan Trust, Series 2005-2, Class A4 FRN 0.498% 4/25/17	80,512	80,420
SLM Student Loan Trust, Series 2005-1, Class A2 FRN 0.498% 4/27/20	109,535	108,027
SLM Student Loan Trust, Series 2005-7, Class A2 FRN 0.508% 4/25/22	190,846	190,571
SLM Student Loan Trust, Series 2005-6, Class A4 FRN 0.508% 4/25/22	39,831	39,700
SLM Student Loan Trust, Series 2006-C, Class A2 FRN 0.596% 9/15/20	142,447	141,237
SLM Student Loan Trust, Series 2007-7, Class A2 FRN 0.618% 1/25/16	230,377	229,259
SLM Student Loan Trust, Series 2007-6, Class A2 FRN 0.668% 1/25/19	200,000	198,293
SLM Student Loan Trust, Series 2008-2, Class A1 FRN 0.718% 1/25/15	123,905	123,870
SLM Student Loan Trust, Series 2002-6, Class A4L FRN 0.726% 3/15/19	805,360	801,787
SLM Student Loan Trust, Series 2003-6, Class A4 FRN 0.746% 12/17/18	74,983	74,639
SLM Student Loan Trust, Series 2003-7, Class A4 FRN 0.746% 3/15/19	113,846	113,802

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-3, Class A4 FRN 0.766% 12/15/17	$285,486	$284,267
SLM Student Loan Trust, Series 2008-7, Class A2 FRN 0.918% 10/25/17	490,000	487,319
SLM Student Loan Trust, Series 2003-7, Class B FRN 1.116% 9/15/39	1,280,623	1,029,269
SLM Student Loan Trust, Series 2003-12, Class B FRN 1.136% 3/15/38	477,539	402,092
SLM Student Loan Trust, Series 2003-4, Class B FRN 1.196% 6/15/38	264,993	223,725
SLM Student Loan Trust, Series 2003-11, Class B FRN 1.196% 12/15/38	992,123	813,076
SLM Student Loan Trust, Series 2008-4, Class A2 FRN 1.468% 7/25/16	170,250	171,831
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 1.760% 12/15/16	3,700,000	3,698,844
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (a) 1.768% 12/15/16	950,000	949,703
SLM Student Loan Trust, Series 2010-C, Class A1 FRN (a) 1.928% 12/15/17	563,557	562,837
SLM Student Loan Trust, Series 2003-5, Class B FRN 3.794% 9/15/39	950,000	731,500
SMS Student Loan Trust, Series 1998-A, Class A2 FRN 0.545% 7/28/26	469,507	459,509
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.615% 10/28/28	446,722	439,873
South Carolina Student Loan Corp., Series 2010-1, Class A1 FRN 0.868% 1/25/21	893,159	883,629
Wells Fargo Student Loan Trust, Series 2001-1, Class A2 FRN 0.686% 5/25/30	1,147,488	1,141,153

		26,963,507

WL Collateral CMO — 1.2%
Merrill Lynch Mortgage Investors Trust, Series 2005-AR1, Class A1A FRN 0.574% 6/25/36	235,513	233,201

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	$914,356	$912,927
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 (a) 3.000% 1/17/13	3,779,229	3,793,402

		4,939,530

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.544% 11/25/37	526,628	497,706

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $61,949,391)		61,593,516

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.4%
Pass-Through Securities — 0.4%
Federal Home Loan Mortgage Corp. FRN Pool #1Q0239 2.457% 3/01/37	1,489,460	1,567,726

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $1,517,853)		1,567,726

U.S. TREASURY OBLIGATIONS — 100.7%
U.S. Treasury Bonds & Notes — 100.7%
U.S. Treasury Inflation Index (b) 0.125% 4/15/16	15,597,511	16,272,590
U.S. Treasury Inflation Index (b) 0.500% 4/15/15	3,134,610	3,281,545
U.S. Treasury Inflation Index (b) 0.625% 4/15/13	7,820,490	7,958,815
U.S. Treasury Inflation Index (b) 0.625% 7/15/21	12,392,604	13,269,768
U.S. Treasury Inflation Index (b) 1.125% 1/15/21	19,030,681	21,233,153
U.S. Treasury Inflation Index (b) 1.250% 4/15/14	19,259,100	20,204,000
U.S. Treasury Inflation Index (b) 1.250% 7/15/20	14,390,699	16,304,118
U.S. Treasury Inflation Index (b) 1.375% 7/15/18	4,725,315	5,354,373
U.S. Treasury Inflation Index (b) 1.375% 1/15/20	8,376,960	9,550,921
U.S. Treasury Inflation Index (b) 1.625% 1/15/15	17,224,762	18,581,052
U.S. Treasury Inflation Index (b) 1.625% 1/15/18	8,917,095	10,160,027
U.S. Treasury Inflation Index (b) 1.750% 1/15/28	7,025,590	8,465,849

	Principal Amount	Value
U.S. Treasury Inflation Index (b) 1.875% 7/15/13	$6,164,400	$6,453,889
U.S. Treasury Inflation Index (b) 1.875% 7/15/15	11,658,862	12,864,766
U.S. Treasury Inflation Index (b) 1.875% 7/15/19	8,324,925	9,824,452
U.S. Treasury Inflation Index (b) 2.000% 1/15/14	7,383,457	7,824,037
U.S. Treasury Inflation Index (b) 2.000% 7/15/14	21,929,184	23,633,309
U.S. Treasury Inflation Index (b) 2.000% 1/15/16	12,686,474	14,192,993
U.S. Treasury Inflation Index (b) 2.000% 1/15/26	7,809,255	9,607,824
U.S. Treasury Inflation Index (b) 2.125% 1/15/19	12,719,200	15,141,810
U.S. Treasury Inflation Index (b) 2.125% 2/15/40	5,442,490	7,307,988
U.S. Treasury Inflation Index (b) 2.125% 2/15/41	12,061,610	16,295,895
U.S. Treasury Inflation Index (b) 2.375% 1/15/17	12,390,539	14,388,514
U.S. Treasury Inflation Index (b) 2.375% 1/15/25	18,667,736	23,784,224
U.S. Treasury Inflation Index (b) 2.375% 1/15/27	5,681,570	7,338,636
U.S. Treasury Inflation Index (b) 2.500% 7/15/16	10,091,160	11,680,518
U.S. Treasury Inflation Index (b) 2.500% 1/15/29	10,546,600	14,097,839
U.S. Treasury Inflation Index (b) 2.625% 7/15/17	10,614,026	12,644,290
U.S. Treasury Inflation Index 3.000% 7/15/12	5,793,148	5,922,589
U.S. Treasury Inflation Index (b) 3.375% 4/15/32	3,189,250	4,913,319
U.S. Treasury Inflation Index (b) 3.625% 4/15/28	12,460,000	18,539,993
U.S. Treasury Inflation Index (b) 3.875% 4/15/29	13,057,752	20,338,877

		407,431,973

TOTAL U.S. TREASURY OBLIGATIONS (Cost $363,296,434)		407,431,973

TOTAL BONDS & NOTES (Cost $436,985,641)		481,088,506

TOTAL LONG-TERM INVESTMENTS (Cost $436,985,641)		481,088,506

SHORT-TERM INVESTMENTS — 66.8%
Commercial Paper — 66.7%
ABB Treasury Center USA, Inc. 0.538% 1/09/12	10,000,000	9,998,822

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ABB Treasury Center USA, Inc. 0.558% 2/23/12	$300,000	$299,757
AGL Capital Corp. (a) 0.558% 2/03/12	6,800,000	6,796,572
Autozone, Inc. (a) 0.568% 1/13/12	6,000,000	5,998,880
Avon Capital Corp. (a) 0.517% 1/09/12	2,400,000	2,399,728
Avon Capital Corp. (a) 0.578% 1/11/12	3,950,000	3,949,375
Bacardi Ltd. 0.467% 1/19/12	6,100,000	6,098,597
BAE Systems Holdings, Inc. (a) 0.589% 2/08/12	6,800,000	6,795,837
BMW US Capital LLC (a) 0.426% 2/01/12	875,000	874,683
Carnival Corp. (a) 0.416% 1/30/12	4,800,000	4,798,415
Centrica PLC (a) 0.558% 3/02/12	6,800,000	6,793,663
Daimler Finance North America LLC (a) 0.552% 3/01/12	6,750,000	6,743,812
DCP Midstream LLC (a) 0.568% 1/09/12	6,800,000	6,799,154
DENTSPLY International, Inc. (a) 0.467% 1/12/12	6,800,000	6,799,044
Deutsche Telekom 0.477% 1/05/12	6,100,000	6,099,681
Devon Energy Corp. (a) 0.121% 1/06/12	6,800,000	6,799,556
Diageo Capital PLC (a) 0.711% 3/15/12	6,800,000	6,790,216
Duke Energy Corp. (a) 0.426% 1/18/12	2,150,000	2,149,574
Duke Energy Corp. (a) 0.467% 2/10/12	3,690,000	3,688,114
Ecolab, Inc. (a) 0.558% 2/02/12	6,800,000	6,796,675
Elsevier Finance SA (a) 0.609% 2/16/12	6,800,000	6,794,787
Ensco (a) 0.436% 1/06/12	6,800,000	6,799,594
Equifax, Inc. (a) 0.446% 1/06/12	4,400,000	4,399,731
Export-Import Bank of Korea 0.457% 1/12/12	7,200,000	7,199,010
Glencore Funding LLC 0.670% 1/31/12	6,400,000	6,396,480
Harley-Davidson Funding Corp. (a) 0.508% 1/19/12	6,800,000	6,798,300
Harris Corp. 0.507% 1/12/12	6,800,000	6,798,961

	Principal Amount	Value
NBCUniversal Media STE (a) 0.650% 3/13/12	$6,000,000	$5,992,200
OGE Energy Corp. (a) 0.558% 1/06/12	3,300,000	3,299,748
Oneok, Inc. (a) 0.446% 1/13/12	6,800,000	6,799,003
Pacific Gas & Electric Co. (a) 0.580% 3/07/12	2,375,000	2,372,475
Pacific Gas & Electric Co. (a) 0.589% 3/07/12	2,400,000	2,397,448
Pacific Gas & Electric Co. (a) 0.599% 1/23/12	1,300,000	1,299,531
Pall Corp. (a) 0.497% 1/05/12	6,800,000	6,799,630
Progress Energy, Inc. (a) 0.456% 1/11/12	6,100,000	6,099,237
SABMiller PLC 0.538% 1/05/12	6,100,000	6,099,641
Sempra Energy Global Enterprises, (a) 0.750% 3/21/12	6,775,000	6,763,708
South Carolina Electric & Gas 0.487% 1/05/12	2,355,000	2,354,874
South Carolina Electric & Gas 0.558% 1/09/12	4,445,000	4,444,457
Suncor Energy, Inc. (a) 0.528% 1/23/12	6,800,000	6,797,839
Tesco PLC (a) 0.558% 2/13/12	6,270,000	6,265,881
Thermo Fisher Scientific, Inc. (a) 0.497% 2/23/12	10,500,000	10,492,425
TransCanada PipeLines, Ltd. (a) 0.497% 2/03/12	6,800,000	6,796,946
Tyco Electronics Group SA (a) 0.528% 1/30/12	6,000,000	5,997,487
Vodafone Group PLC (a) 0.900% 5/02/12	6,000,000	5,981,700
Volvo Treasury NA LLC (a) 0.518% 1/10/12	6,800,000	6,799,133
VW Credit, Inc. (a) 0.518% 2/22/12	6,800,000	6,794,991
Weatherford International, Ltd. (a) 0.850% 2/14/12	6,800,000	6,792,935

		270,098,307

Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (c)	307,448	307,448

TOTAL SHORT-TERM INVESTMENTS (Cost $270,405,755)		270,405,755

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

Value
TOTAL INVESTMENTS — 185.7% (Cost $707,391,396) (d)	$751,494,261

Other Assets/(Liabilities) — (85.7)%	(346,864,579)

NET ASSETS — 100.0%	$404,629,682

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $244,916,609 or 60.53% of net assets.
(b)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(c)	Maturity value of $307,449. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 4/01/25, and an aggregate market value, including accrued interest, of $315,066.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments

December 31, 2011

	Principal Amount	Value
BONDS & NOTES — 64.6%

CORPORATE DEBT — 25.0%
Advertising — 0.3%
WPP Finance 8.000% 9/15/14	$610,000	$679,485
WPP Finance (a) 4.750% 11/21/21	72,000	71,475

		750,960

Aerospace & Defense — 0.1%
L-3 Communications Corp. 6.375% 10/15/15	223,000	228,575

Agriculture — 0.0%
Altria Group, Inc. 9.700% 11/10/18	60,000	80,725

Airlines — 0.0%
United Air Lines, Inc. (b) 10.110% 2/19/49	10,059	3,571

Auto Manufacturers — 0.5%
Daimler Finance NA LLC (a) 2.625% 9/15/16	250,000	248,539
Volvo Treasury AB (a) 5.950% 4/01/15	750,000	796,624

		1,045,163

Banks — 1.6%
Associated Banc-Corp. 5.125% 3/28/16	350,000	360,748
Bank of America Corp. 2.100% 4/30/12	480,000	483,281
Bank of America Corp. 5.750% 12/01/17	150,000	141,678
Barclays Bank PLC 5.000% 9/22/16	100,000	103,566
Barclays Bank PLC 5.200% 7/10/14	370,000	381,403
Capital One Financial Corp. 2.125% 7/15/14	150,000	148,077
Capital One Financial Corp. 7.375% 5/23/14	85,000	93,391
First Horizon National Corp. 5.375% 12/15/15	275,000	278,370
HSBC Bank USA 4.625% 4/01/14	205,000	209,467
ICICI Bank Ltd. (a) 4.750% 11/25/16	225,000	213,782
ICICI Bank Ltd. (a) 5.500% 3/25/15	210,000	210,054
The Royal Bank of Scotland PLC (a) 4.875% 8/25/14	135,000	132,095
State Street Corp. 2.150% 4/30/12	145,000	145,978

	Principal Amount	Value
UBS AG 5.750% 4/25/18	$205,000	$212,395
Wachovia Corp. 5.750% 6/15/17	170,000	192,072
Wells Fargo & Co. 3.625% 4/15/15	210,000	219,837

		3,526,194

Building Materials — 0.6%
CRH America, Inc. 8.125% 7/15/18	20,000	22,820
Lafarge SA (a) 6.200% 7/09/15	400,000	407,072
Masco Corp. 4.800% 6/15/15	490,000	486,152
Masco Corp. 7.125% 8/15/13	160,000	166,581
Owens Corning, Inc. 9.000% 6/15/19	110,000	131,236

		1,213,861

Chemicals — 1.3%
Airgas, Inc. 4.500% 9/15/14	55,000	58,276
Ashland, Inc. 9.125% 6/01/17	80,000	89,200
Cabot Corp. 5.000% 10/01/16	420,000	449,406
Cytec Industries, Inc. 8.950% 7/01/17	50,000	59,812
The Dow Chemical Co. 5.900% 2/15/15	275,000	305,998
E.I. du Pont de Nemours & Co. 3.250% 1/15/15	120,000	127,973
E.I. du Pont de Nemours & Co. 5.000% 1/15/13	25,000	26,077
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	20,000	24,446
Incitec Pivot Ltd. (a) 4.000% 12/07/15	250,000	255,112
Lyondell Chemical Co. 8.000% 11/01/17	256,000	279,680
Nova Chemicals Corp. FRN 3.783% 11/15/13	500,000	492,500
RPM International, Inc. 6.250% 12/15/13	590,000	629,217
Valspar Corp. 5.625% 5/01/12	80,000	81,072

		2,878,769

Commercial Services — 0.8%
Brambles USA, Inc. (a) 3.950% 4/01/15	190,000	196,493

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Deluxe Corp. 7.375% 6/01/15	$25,000	$25,313
Donnelley (R.R.) & Sons Co. 4.950% 4/01/14	790,000	772,225
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	45,000	43,537
Equifax, Inc. 4.450% 12/01/14	330,000	347,822
ERAC USA Finance LLC (a) 5.800% 10/15/12	255,000	263,812

		1,649,202

Computers — 0.1%
Brocade Communications Systems, Inc. 6.625% 1/15/18	30,000	31,200
Hewlett-Packard Co. 5.500% 3/01/18	140,000	155,605
HP Enterprise Services LLC Series B 6.000% 8/01/13	70,000	74,205

		261,010

Diversified Financial — 4.6%
American Express Co. 6.150% 8/28/17	55,000	62,901
American Express Co. 7.250% 5/20/14	60,000	67,007
The Bear Stearns Cos., Inc. 7.250% 2/01/18	175,000	205,161
BlackRock, Inc. 6.250% 9/15/17	55,000	63,988
Boeing Capital Corp. Ltd. 6.500% 2/15/12	110,000	110,828
Citigroup, Inc. 2.125% 4/30/12	320,000	322,133
Citigroup, Inc. 4.750% 5/19/15	150,000	151,914
Citigroup, Inc. 5.500% 10/15/14	115,000	118,225
Citigroup, Inc. 5.500% 2/15/17	120,000	120,906
Citigroup, Inc. 6.375% 8/12/14	190,000	199,409
Eaton Vance Corp. 6.500% 10/02/17	170,000	190,791
ERAC USA Finance LLC (a) 5.900% 11/15/15	750,000	830,554
Federal Home Loan Mortgage Corp. 2.125% 3/23/12	1,995,000	2,004,434
Ford Motor Credit Co. LLC 3.875% 1/15/15	455,000	453,302
Ford Motor Credit Co. LLC 8.700% 10/01/14	425,000	474,557
General Electric Capital Corp. 3.500% 8/13/12	190,000	193,138

	Principal Amount	Value
General Electric Capital Corp. 5.375% 10/20/16	$110,000	$122,944
General Electric Capital Corp. 5.900% 5/13/14	145,000	158,797
The Goldman Sachs Group, Inc. 5.450% 11/01/12	640,000	650,867
The Goldman Sachs Group, Inc. 5.625% 1/15/17	195,000	191,215
HSBC Finance Corp. 5.900% 6/19/12	130,000	131,939
International Lease Finance Corp. 5.625% 9/20/13	75,000	73,312
Janus Capital Group, Inc. 6.700% 6/15/17	400,000	424,474
Lazard Group LLC 6.850% 6/15/17	85,000	89,163
Lazard Group LLC 7.125% 5/15/15	752,000	807,487
Merrill Lynch & Co., Inc. 5.450% 2/05/13	305,000	307,217
Morgan Stanley 2.875% 7/28/14	550,000	517,969
Morgan Stanley 3.800% 4/29/16	150,000	138,197
Morgan Stanley 4.200% 11/20/14	335,000	323,088
Morgan Stanley 5.450% 1/09/17	100,000	96,276
Morgan Stanley, Series F 6.625% 4/01/18	190,000	187,614
National Rural Utilities Cooperative Finance Corp. 10.375% 11/01/18	30,000	43,163
SLM Corp. 5.000% 10/01/13	80,000	80,000
SLM Corp. 6.250% 1/25/16	100,000	97,248
TD Ameritrade Holding Corp. 4.150% 12/01/14	55,000	58,129

		10,068,347

Electric — 0.8%
Allegheny Energy Supply Co. LLC (a) 8.250% 4/15/12	60,000	61,083
Ameren Corp. 8.875% 5/15/14	175,000	196,099
CMS Energy Corp. 2.750% 5/15/14	150,000	148,145
CMS Energy Corp. 5.050% 2/15/18	290,000	289,276
IPALCO Enterprises, Inc. 5.000% 5/01/18	375,000	367,500
Kansas Gas & Electric Co. 5.647% 3/29/21	46,559	49,603

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Mirant Mid-Atlantic LLC, Series 2001, Class A 8.625% 6/30/12	$16,183	$16,507
Monongahela Power Co. 6.700% 6/15/14	70,000	77,619
Nevada Power Co. Series L 5.875% 1/15/15	90,000	100,945
NRG Energy, Inc. 8.500% 6/15/19	125,000	126,875
Oncor Electric Delivery Co. 6.800% 9/01/18	10,000	12,161
PPL Energy Supply LLC 6.300% 7/15/13	120,000	128,208
Wisconsin Public Service Corp. 5.650% 11/01/17	70,000	82,346

		1,656,367

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	115,000	116,438

Electronics — 0.9%
Agilent Technologies, Inc. 2.500% 7/15/13	510,000	514,816
Amphenol Corp. 4.750% 11/15/14	205,000	219,651
Avnet, Inc. 5.875% 3/15/14	835,000	885,417
FLIR Systems, Inc. 3.750% 9/01/16	275,000	273,964

		1,893,848

Entertainment — 0.1%
Peninsula Gaming LLC 8.375% 8/15/15	205,000	217,300

Environmental Controls — 0.3%
Allied Waste North America, Inc. 6.875% 6/01/17	375,000	396,562
Waste Management, Inc. 6.100% 3/15/18	20,000	23,639
Xylem, Inc. (a) 3.550% 9/20/16	200,000	206,232
Xylem, Inc. (a) 4.875% 10/01/21	100,000	105,976

		732,409

Foods — 0.2%
Kraft Foods, Inc. 4.125% 2/09/16	210,000	228,003
Kraft Foods, Inc. 6.750% 2/19/14	200,000	222,268

		450,271

Forest Products & Paper — 0.5%
Rock-Tenn Co. 5.625% 3/15/13	745,000	767,350

	Principal Amount	Value
Rock-Tenn Co. 9.250% 3/15/16	$220,000	$233,200
Verso Paper Holdings LLC 11.500% 7/01/14	63,000	64,260

		1,064,810

Hand & Machine Tools — 0.0%
Black & Decker Corp. 8.950% 4/15/14	80,000	92,389

Health Care – Products — 0.3%
Boston Scientific Corp. 4.500% 1/15/15	500,000	524,706
Covidien International Finance SA 5.450% 10/15/12	160,000	165,584

		690,290

Health Care – Services — 0.2%
Apria Healthcare Group, Inc. 11.250% 11/01/14	275,000	283,937
Cigna Corp. 2.750% 11/15/16	200,000	199,562

		483,499

Holding Company – Diversified — 0.1%
Leucadia National Corp. 7.750% 8/15/13	320,000	334,000

Home Builders — 0.2%
Pulte Group, Inc. 6.250% 2/15/13	370,000	370,000
Toll Brothers Finance Corp. 4.950% 3/15/14	100,000	102,371

		472,371

Home Furnishing — 0.3%
Sealy Mattress Co. (a) 10.875% 4/15/16	468,000	511,290
Whirlpool Corp. 8.600% 5/01/14	40,000	44,645

		555,935

Household Products — 0.1%
Church & Dwight Co., Inc. 3.350% 12/15/15	125,000	130,222

Insurance — 0.5%
American International Group, Inc. 3.650% 1/15/14	50,000	48,559
Hartford Financial Services Group, Inc. 5.375% 3/15/17	400,000	402,432
Lincoln National Corp. 4.300% 6/15/15	75,000	77,673
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	225,000	246,278
MetLife, Inc. Series A 6.817% 8/15/18	30,000	35,686

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Prudential Financial, Inc. 3.875% 1/14/15	$115,000	$119,113
Prudential Financial, Inc. 4.750% 9/17/15	230,000	242,856

		1,172,597

Investment Companies — 0.0%
Xstrata Finance Canada (a) 5.800% 11/15/16	45,000	49,090

Iron & Steel — 0.9%
Allegheny Technologies, Inc. 9.375% 6/01/19	20,000	25,542
ArcelorMittal 9.000% 2/15/15	830,000	917,636
Reliance Steel & Aluminum Co. 6.200% 11/15/16	355,000	380,469
Steel Dynamics, Inc. 7.375% 11/01/12	710,000	739,288

		2,062,935

Lodging — 0.2%
Marriott International, Inc. 5.810% 11/10/15	60,000	67,413
Marriott International, Inc. 6.200% 6/15/16	180,000	202,311
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	10,000	10,325
Wyndham Worldwide Corp. 6.000% 12/01/16	145,000	156,368

		436,417

Machinery – Diversified — 0.1%
Roper Industries, Inc. 6.625% 8/15/13	145,000	155,304

Manufacturing — 0.9%
Cooper US, Inc. 6.100% 7/01/17	100,000	117,034
General Electric Co. 5.250% 12/06/17	65,000	74,604
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	60,000	72,677
Ingersoll-Rand Global Holding Co. Ltd. 9.500% 4/15/14	110,000	127,861
Siemens Financieringsmaatschappij NV (a) 5.750% 10/17/16	160,000	184,800
Textron, Inc. 6.200% 3/15/15	900,000	966,132
Tyco Electronics Group SA 6.550% 10/01/17	50,000	57,760
Tyco International Finance SA 4.125% 10/15/14	175,000	186,513

	Principal Amount	Value
Tyco International Finance SA 8.500% 1/15/19	$60,000	$77,285

		1,864,666

Media — 0.5%
Comcast Corp. 6.500% 1/15/15	65,000	73,686
Scholastic Corp. 5.000% 4/15/13	320,000	320,800
Thomson Corp. 5.700% 10/01/14	235,000	260,056
Thomson Reuters Corp. 5.950% 7/15/13	65,000	69,257
Time Warner Cable, Inc. 7.500% 4/01/14	110,000	123,162
Time Warner Cable, Inc. 8.750% 2/14/19	60,000	76,616
Time Warner, Inc. 5.875% 11/15/16	135,000	155,821
Viacom, Inc. 6.250% 4/30/16	50,000	58,039

		1,137,437

Metal Fabricate & Hardware — 0.1%
The Timken Co. 6.000% 9/15/14	165,000	178,563

Mining — 0.5%
Corporacion Nacional del Cobre de Chile (a) 5.500% 10/15/13	80,000	85,730
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/01/17	245,000	260,312
Teck Resources Ltd. 7.000% 9/15/12	65,000	67,473
Teck Resources Ltd. 10.750% 5/15/19	105,000	128,100
Vale Overseas Ltd. 6.250% 1/11/16	145,000	162,205
Vale Overseas Ltd. 6.250% 1/23/17	75,000	84,519
Xstrata Canada Financial Corp. (a) 2.850% 11/10/14	250,000	251,277

		1,039,616

Office Equipment/Supplies — 0.1%
Xerox Corp. 4.250% 2/15/15	90,000	94,860
Xerox Corp. 5.500% 5/15/12	55,000	55,912

		150,772

Oil & Gas — 1.0%
Anadarko Petroleum Corp. 6.375% 9/15/17	400,000	463,654

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Noble Holding International Ltd. 7.375% 3/15/14	$165,000	$183,995
PetroBakken Energy Ltd., Convertible (c) 3.125% 2/08/16	300,000	277,500
Petrobras International Finance Co. 3.875% 1/27/16	205,000	211,193
Pioneer Natural Resources Co. 5.875% 7/15/16	220,000	239,424
Rowan Cos., Inc. 5.000% 9/01/17	250,000	262,690
Tesoro Corp. 6.500% 6/01/17	55,000	56,375
Transocean, Inc. 5.050% 12/15/16	200,000	204,215
Valero Energy Corp. 4.500% 2/01/15	175,000	187,236

		2,086,282

Oil & Gas Services — 0.2%
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	335,000	337,094

Packaging & Containers — 0.3%
Packaging Corporation of America 5.750% 8/01/13	100,000	105,382
Sealed Air Corp. (a) 5.625% 7/15/13	240,000	249,423
Sealed Air Corp. 7.875% 6/15/17	200,000	210,953

		565,758

Pharmaceuticals — 0.1%
Abbott Laboratories 5.600% 11/30/17	70,000	83,591
Mylan, Inc. (a) 7.625% 7/15/17	100,000	109,125

		192,716

Pipelines — 1.2%
Boardwalk Pipelines LLC 5.500% 2/01/17	35,000	38,164
CenterPoint Energy Resources Corp. 6.125% 11/01/17	160,000	183,420
DCP Midstream LLC (a) 9.750% 3/15/19	5,000	6,518
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	400,000	409,491
Energy Transfer Partners LP 9.700% 3/15/19	200,000	245,030
Enogex LLC (a) 6.875% 7/15/14	305,000	333,887
Enterprise Products Operating LP 3.200% 2/01/16	100,000	103,528
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	35,000	37,599

	Principal Amount	Value
Kern River Funding Corp. (a) 4.893% 4/30/18	$63,054	$68,923
Kinder Morgan Energy Partners LP 6.000% 2/01/17	35,000	39,612
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	550,000	559,625
ONEOK Partners LP 3.250% 2/01/16	100,000	102,934
Rockies Express Pipeline LLC (a) 6.250% 7/15/13	120,000	126,639
Rockies Express Pipeline LLC (a) 6.850% 7/15/18	80,000	82,656
Southern Natural Gas Co. (a) 5.900% 4/01/17	60,000	68,572
Texas Eastern Transmission LP (a) 6.000% 9/15/17	45,000	53,214
Transcontinental Gas Pipe Line Co. LLC 8.875% 7/15/12	95,000	98,817

		2,558,629

Real Estate — 0.3%
AMB Property LP 4.500% 8/15/17	145,000	144,723
Brookfield Asset Management, Inc. 7.125% 6/15/12	90,000	92,164
ProLogis LP 5.625% 11/15/16	410,000	432,892

		669,779

Real Estate Investment Trusts (REITS) — 0.8%
Boston Properties LP 5.000% 6/01/15	30,000	32,489
Brandywine Operating Partners LP 4.950% 4/15/18	200,000	196,875
Developers Diversified Realty Corp. 5.500% 5/01/15	700,000	706,036
ERP Operating LP 4.625% 12/15/21	75,000	76,482
Prologis 7.625% 8/15/14	346,000	381,227
The Rouse Co. LP 7.200% 9/15/12	375,000	381,094
Senior Housing Properties Trust 8.625% 1/15/12	20,000	20,035
Simon Property Group LP 4.200% 2/01/15	35,000	37,115

		1,831,353

Retail — 0.4%
J.C. Penney Corp., Inc. 7.950% 4/01/17	25,000	27,250
Macy’s Retail Holdings, Inc. 5.750% 7/15/14	800,000	850,965
Nordstrom, Inc. 6.750% 6/01/14	50,000	56,067

		934,282

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Savings & Loans — 0.4%
Glencore Funding LLC (a) 6.000% 4/15/14	$770,000	$795,348

Storage & Warehousing — 0.1%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875% 3/15/18	335,000	327,463

Telecommunications — 1.6%
American Tower Corp. 4.500% 1/15/18	425,000	432,337
CenturyLink, Inc. 5.500% 4/01/13	160,000	163,354
Embarq Corp. 6.738% 6/01/13	985,000	1,024,951
Embarq Corp. 7.082% 6/01/16	150,000	162,592
Rogers Communications, Inc. 5.500% 3/15/14	35,000	37,728
Rogers Communications, Inc. 6.800% 8/15/18	70,000	85,270
Telecom Italia Capital 6.175% 6/18/14	175,000	168,326
Telefonica Emisiones SAU 3.992% 2/16/16	300,000	288,450
Verizon Communications, Inc. 8.750% 11/01/18	120,000	162,087
Virgin Media Secured Finance PLC 6.500% 1/15/18	345,000	366,563
Windstream Corp. 7.875% 11/01/17	210,000	227,325
Windstream Corp. 8.125% 8/01/13	400,000	428,000

		3,546,983

Transportation — 0.2%
Asciano Finance (a) 5.000% 4/07/18	175,000	175,481
Bristow Group, Inc. 7.500% 9/15/17	190,000	197,600
Canadian National Railway Co. 5.850% 11/15/17	40,000	48,067

		421,148

Trucking & Leasing — 0.6%
GATX Corp. 3.500% 7/15/16	675,000	678,145
GATX Corp. 4.750% 10/01/12	215,000	219,341
GATX Corp. 4.750% 5/15/15	60,000	63,952
GATX Corp. 8.750% 5/15/14	220,000	249,662

		1,211,100

	Principal Amount	Value
TOTAL CORPORATE DEBT (Cost $54,431,125)		$54,321,858

MUNICIPAL OBLIGATIONS — 0.6%
Access Group, Inc., Delaware VRN 1.583% 9/01/37	$155,000	130,200
North Carolina State Education Assistance Authority FRN 1.318% 1/26/26	350,000	338,198
North Carolina State Education Assistance Authority Student Loan Revenue Bonds FRN 0.872% 1/25/21	336,639	336,360
State of California 5.950% 4/01/16	75,000	84,430
State of Illinois 5.365% 3/01/17	400,000	421,928

		1,311,116

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,301,795)		1,311,116

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 19.1%
Auto Floor Plan ABS — 0.2%
Navistar Financial Dealer Note Master Trust, Series 2009-1, Class C FRN (a) 6.293% 10/26/15	300,000	308,467

Automobile ABS — 3.0%
AmeriCredit Automobile Receivables Trust, Series 2010-3, Class A2 0.770% 12/09/13	106,713	106,690
AmeriCredit Automobile Receivables Trust, Series 2011-3, Class A2 0.840% 11/10/14	190,000	189,698
AmeriCredit Automobile Receivables Trust, Series 2011-2, Class A2 0.900% 9/08/14	273,478	273,239
AmeriCredit Automobile Receivables Trust, Series 2010-4, Class A2 0.960% 5/08/14	160,334	160,359
Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A FRN (a) 0.424% 8/20/13	245,000	242,837
Avis Budget Rental Car Funding AESOP LLC, Series 2005-4A, Class A3 FRN (a) 0.564% 7/20/12	500,000	496,750
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (a) 2.028% 9/15/21	396,608	398,932

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Chesapeake Funding LLC, Series 2009-1, Class A FRN (a) 2.278% 12/15/20	$214,591	$215,542
DT Auto Owner Trust, Series 2010-1A, Class A2 (a) 0.990% 12/17/12	27,507	27,509
Enterprise Fleet Financing LLC, Series 2011-2, Class A2 (a) 1.430% 10/20/16	700,000	698,889
Enterprise Fleet Financing LLC, Series 2011-3, Class A2 (a) 1.620% 5/20/17	300,000	300,004
First Investors Auto Owner Trust, Series 2011-1, Class A2 (a) 1.470% 3/16/15	158,672	159,452
Ford Credit Auto Lease Trust, Series 2011-A, Class A2 0.740% 9/15/13	225,000	224,693
Ford Credit Auto Owner Trust, Series 2011-B, Class A2 0.680% 1/15/14	455,000	454,377
Harley-Davidson Motorcycle Trust, Series 2010-1, Class A2 0.830% 11/15/13	177,229	177,235
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (a) 2.550% 9/15/16	236,853	236,274
Navistar Financial Corp. Owner Trust, Series 2010-A, Class A2 (a) 1.470% 10/18/12	5,378	5,380
Nissan Auto Lease Trust, Series 2010-B, Class A2 0.900% 5/15/13	168,069	168,048
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class A3 (a) 1.400% 10/15/14	475,000	476,959
Santander Drive Auto Receivables Trust, Series 2010-3, Class A2 0.930% 6/17/13	183,816	183,837
Santander Drive Auto Receivables Trust, Series 2011-1, Class A2 0.940% 2/18/14	335,000	334,648
Santander Drive Auto Receivables Trust, Series 2010-2, Class A2 0.950% 8/15/13	131,198	131,220
Santander Drive Auto Receivables Trust, Series 2011-2, Class A2 1.040% 4/15/14	550,000	549,386
Santander Drive Auto Receivables Trust, Series 2010-1, Class A2 1.360% 3/15/13	69,252	69,293

	Principal Amount	Value
Volkswagen Auto Lease Trust, Series 2010-A, Class A2 0.770% 1/22/13	$154,729	$154,755
Westlake Automobile Receivables Trust, Series 2010-1A, Class A (a) 1.750% 12/17/12	25,357	25,379
Wheels SPV LLC, Series 2009-1, Class A FRN (a) 1.828% 3/15/18	93,495	93,766

		6,555,151

Commercial MBS — 6.5%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.723% 2/10/51	535,000	586,579
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4 4.674% 6/11/41	565,000	608,394
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 VRN 5.116% 2/11/41	295,000	316,135
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	255,000	278,281
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	13,138	13,150
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	225,000	224,660
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	69,334	69,443
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4 VRN 5.405% 12/11/40	80,000	88,328
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3 VRN 5.468% 6/11/41	470,000	505,375
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, VRN 5.471% 1/12/45	425,000	481,376
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	110,000	120,531
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	400,000	437,942

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.758% 9/11/38	$400,000	$414,061
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM VRN 5.775% 6/10/46	225,000	228,430
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.813% 12/10/49	465,000	518,884
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	325,000	339,766
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (a) 6.204% 2/15/41	265,000	126,534
DBUBS Mortgage Trust, Series 2011-LC3A, Class A1 2.238% 8/10/44	337,342	343,118
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (a) 3.386% 7/10/44	235,000	243,078
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (a) 3.742% 11/10/46	393,061	412,479
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A2 5.597% 12/10/49	150,000	153,387
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 5.882% 7/10/38	110,000	121,491
GS Mortgage Securities Corporation II, Series 2011-GC3, Class A2 (a) 3.645% 3/10/44	465,000	488,392
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (a) 3.341% 7/15/46	100,000	103,223
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C2, Class A3 VRN 5.215% 5/15/41	545,000	578,744
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	485,000	521,194

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4 5.481% 12/12/44	$200,000	$217,423
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6, VRN 5.219% 11/12/37	500,000	553,401
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4 VRN 5.291% 1/12/44	85,000	93,880
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	200,000	215,575
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	480,000	509,486
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 5.906% 6/12/46	245,000	272,322
Morgan Stanley Capital I, Series 2011-C2, Class A2 (a) 3.476% 6/15/44	300,000	314,649
Morgan Stanley Capital I, Series 2005-T19, Class AAB 4.852% 6/12/47	500,030	515,671
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	400,000	437,503
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	289,522	297,846
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.278% 1/11/43	320,000	373,240
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.738% 8/15/39	570,000	616,610
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.738% 8/15/39	200,000	197,493
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	235,000	247,830
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 5.853% 2/15/51	354,510	356,836
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A2 2.684% 11/15/44	175,000	176,676

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (a) 3.240% 3/15/44	$175,000	$182,422
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (a) 3.791% 2/15/44	200,000	212,210

		14,114,048

Home Equity ABS — 2.4%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.563% 8/25/35	179,155	161,003
ACE Securities Corp., Series 2005-ASP1, Class A2D FRN 0.643% 9/25/35	210,574	195,030
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C STEP 0.653% 7/25/35	149,436	135,195
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.663% 11/25/34	219,441	206,319
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class M1 FRN 0.723% 7/25/35	165,000	125,051
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.733% 6/25/35	300,000	263,835
Bayview Financial Acquisition Trust, Series 2004-D, Class A FRN 0.878% 8/28/44	64,864	57,390
Bear Stearns Asset-Backed Securities Trust, Series 2005-AQ2, Class A3 STEP 0.653% 9/25/35	166,381	145,373
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 STEP 0.673% 11/25/35	221,804	218,253
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE4, Class M1 FRN 0.723% 4/25/35	155,745	151,475
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE1, Class M1 FRN 0.823% 1/25/35	24,885	24,639
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A1 FRN 0.343% 1/25/37	37,121	36,754
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.393% 5/25/36	32,545	31,861

	Principal Amount	Value
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A2 FRN 0.403% 7/25/36	$109,709	$106,912
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (a) 0.703% 12/25/33	103,894	97,301
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.523% 9/25/34	99,599	90,137
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.193% 2/25/35	111,221	103,485
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.533% 1/25/36	175,655	163,596
GSAMP Trust, Series 2005-WMC1, Class A4 FRN 0.673% 9/25/35	280,958	271,788
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.723% 4/25/35	175,821	147,096
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.463% 8/25/36	160,380	137,643
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 STEP 0.573% 8/25/45	5,187	5,067
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class M1 FRN 0.763% 8/25/35	175,000	148,630
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.793% 2/25/35	194,749	180,975
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 1.028% 6/28/35	407,164	379,197
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.743% 3/25/35	175,000	120,167
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	232	208
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 STEP 0.763% 5/25/35	257,637	245,321
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.673% 8/25/35	330,910	295,716
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.793% 3/25/35	250,000	188,519

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
RAAC Series, Series 2005-RP2, Class A FRN (a) 0.643% 6/25/35	$135,241	$133,690
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.483% 3/25/36	211,695	197,647
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2B FRN 0.393% 12/25/36	11,674	11,612
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.633% 3/25/36	185,716	174,761
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.653% 8/25/35	123,470	110,906
Truman Capital Mortgage Loan Trust, Series 2004-2, Class A2 STEP (a) 0.843% 12/25/32	30,854	30,140
Wells Fargo Home Equity Trust, Series 2005-2, Class M1 FRN 0.693% 8/25/35	200,000	165,368

		5,258,060

Manufactured Housing ABS — 0.1%
Vanderbilt Mortgage Finance, Series 2000-B, Class IIA1 FRN 0.534% 7/07/30	165,047	146,421

Other ABS — 1.9%
Cajun Global LLC, Series 2011-1A, Class A2 (a) 5.955% 2/20/41	244,034	251,009
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.464% 8/18/21	324,012	296,471
CNH Wholesale Master Note Trust, Series 2011-1A, Class A FRN (a) 1.078% 12/15/15	350,000	351,681
Dominos Pizza Master Issuer LLC, Series 2007-1, Class A2 (a) 5.261% 4/25/37	200,000	200,440
GE Equipment Transportation LLC, Series 2011-1, Class A2 0.770% 10/21/13	225,000	224,795
Great America Leasing Receivables, Series 2011-1, Class A2 (a) 1.050% 3/15/13	198,072	198,169
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.520% 6/02/17	250,000	242,700
Macquarie Equipment Funding Trust, Series 2011-A, Class A2 (a) 1.210% 9/20/13	400,000	399,900

	Principal Amount	Value
New York City Tax Lien, Series 2010-AA, Class A (a) 1.680% 1/10/24	$61,793	$61,803
New York City Tax Lien, Series 2011-AA, Class A (a) 1.990% 12/10/24	415,000	414,986
Newport Waves CDO (Acquired 5/4/10, Cost $129,353), Series 2007-1A, Class A3LS FRN (a) (d) 1.163% 6/20/14	225,000	133,357
PFS Financing Corp., Series 2011-BA, Class A FRN (a) 1.778% 10/17/16	350,000	350,012
Sierra Receivables Funding Co. LLC, Series 2011-3A, Class A (a) 3.370% 7/20/28	216,041	216,006
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (a) 2.000% 4/15/18	76,096	74,688
Textainer Marine Containers Ltd., Series 2005-1A, Class A FRN (a) 0.530% 5/15/20	199,875	187,883
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (a) 2.778% 7/15/41	499,261	499,260

		4,103,160

Student Loans ABS — 4.0%
Access Group, Inc., Series 2002-1, Class A2 FRN 0.538% 9/25/25	180,513	179,280
Access Group, Inc., Series 2007-A, Class A2 FRN 0.636% 8/25/26	173,088	163,700
Access Group, Inc., Series 2005-1, Class A1 FRN 0.649% 6/22/18	195,497	195,249
Access Group, Inc., Series 2003-1, Class A2 FRN 0.833% 12/27/16	404,092	398,828
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.583% 3/28/17	151,478	150,616
College Loan Corp. Trust, Series 2007-2, Class A1 FRN 0.668% 1/25/24	550,000	531,902
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.794% 1/25/47	450,000	378,000
Collegiate Funding Services Education Loan Trust, Series 2005-B, Class A2 FRN 0.673% 12/28/21	238,214	235,603

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Education Funding Capital Trust I, Series 2003-3, Class A4 FRN 0.045% 12/15/32	$550,000	$544,747
Education Funding Capital Trust I, Series 2003-3, Class A5 FRN 1.778% 12/15/42	275,000	267,438
GCO Education Loan Funding Trust, Series 2006-1, Class A7L FRN 0.536% 5/25/22	49,677	48,645
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (a) 0.576% 5/25/23	295,345	283,952
National Collegiate Student Loan Trust, Series 2007-2, Class A1 FRN 0.333% 1/27/25	93,821	93,536
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.403% 3/25/26	264,637	260,708
National Collegiate Student Loan Trust, Series 2005-3, Class A2 FRN 0.493% 9/25/25	235,204	234,296
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 1.093% 4/25/46	173,524	171,929
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.524% 10/28/26	314,837	311,560
Northstar Education Finance, Inc., Series 2004-1, Class A3 FRN 0.594% 4/28/17	119,225	118,904
Northstar Education Finance, Inc., Series 2006-A, Class A2 FRN 0.701% 11/28/23	41,858	41,576
SLC Student Loan Trust, Series 2006-A, Class A4 FRN 0.523% 1/15/19	258,006	255,403
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.573% 7/15/36	300,000	267,529
SLM Student Loan Trust, Series 2006-C, Class A2 FRN 0.596% 9/15/20	58,274	57,779
SLM Student Loan Trust, Series 2003-12, Class B FRN 1.136% 3/15/38	159,180	134,031
SLM Student Loan Trust, Series 2003-4, Class B FRN 1.196% 6/15/38	208,209	175,784
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 1.760% 12/15/16	425,000	424,867

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 1.766% 12/15/16	$145,000	$144,955
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (a) 1.772% 12/15/16	400,000	399,875
SLM Student Loan Trust, Series 2003-10A, Class A1F FRN (a) 1.776% 12/15/16	700,000	699,781
SLM Student Loan Trust, Series 2006-7, Class A6B FRN 1.796% 1/27/42	135,000	125,820
SLM Student Loan Trust, Series 2010-C, Class A1 FRN (a) 1.928% 12/15/17	207,626	207,361
SLM Student Loan Trust, Series 2003-10A, Class B FRN (a) 3.360% 12/17/46	150,000	112,500
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.614% 10/28/28	80,410	79,177
South Carolina Student Loan Corp., Series 2010-1, Class A1 FRN 0.868% 1/25/21	407,746	403,396
Wells Fargo Student Loan Trust, Series 2001-1, Class A2 FRN 0.686% 5/25/30	695,447	691,608

		8,790,335

WL Collateral CMO — 0.9%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.825% 8/25/34	38,422	28,468
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.774% 2/25/34	6,949	5,393
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 2.908% 9/25/33	3,854	2,654
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.742% 8/25/34	7,397	6,531
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.474% 1/19/38	146,550	84,409
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.403% 5/25/37	133,765	54,383
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.628% 8/25/34	20,390	13,030

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Merrill Lynch Mortgage Investors Trust, Series 2005-AR1, Class A1A FRN 0.573% 6/25/36	$114,582	$113,457
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.543% 8/25/36	45,380	34,070
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.589% 7/25/33	1,365	1,144
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 2.889% 2/25/34	2,184	1,847
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.476% 2/25/34	175	143
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	457,178	456,464
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 (a) 3.000% 1/17/13	1,004,058	1,007,823
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.473% 6/25/46	277,929	95,018
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.582% 3/25/34	13,401	10,375
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.608% 4/25/44	35,208	24,835

		1,940,044

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.543% 11/25/37	270,110	255,276
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.968% 6/25/32	10,104	7,232

		262,508

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $41,270,487)		41,478,194

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 16.6%
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	37,936	43,554

	Principal Amount	Value
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	$33,645	$38,480

		82,034

Pass-Through Securities — 16.6%
Federal Home Loan Mortgage Corp.
Pool #J15781 4.000% 6/01/26	2,521,224	2,648,566
Pool #J16099 4.000% 7/01/26	3,389,782	3,560,992
Pool #G14225 4.000% 8/01/26	1,031,813	1,083,928
Pool #G14226 4.000% 8/01/26	2,837,491	2,980,807
Pool #G05849 4.500% 5/01/40	2,396,070	2,537,962
Pool #C01283 5.500% 11/01/31	43,716	47,592
Pool #E85389 6.000% 9/01/16	10,350	11,127
Pool #G11431 6.000% 2/01/18	6,735	7,240
Pool #E85032 6.500% 9/01/16	3,396	3,660
Pool #E85301 6.500% 9/01/16	18,295	19,856
Pool #E85409 6.500% 9/01/16	20,306	21,988
Pool #C01079 7.500% 10/01/30	1,296	1,513
Pool #C01135 7.500% 2/01/31	4,359	5,089
Pool #554904 9.000% 3/01/17	20	22
Federal Home Loan Mortgage Corp. TBA Pool #4200 4.000% 2/01/40 (e)	1,900,000	1,992,328
Pool #28169 5.500% 6/01/35 (e)	3,100,000	3,361,562
Federal National Mortgage Association
Pool #725692 2.305% 10/01/33	96,143	100,202
Pool #775539 2.360% 5/01/34	48,844	52,019
Pool #888586 2.376% 10/01/34	100,739	105,271
Pool #AI2468 4.500% 5/01/41	938,692	998,387
Pool #255148 5.500% 2/01/14	350	380
Pool #587994 6.000% 6/01/16	3,062	3,303

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #253880 6.500% 7/01/16	$11,530	$12,426
Pool #575667 7.000% 3/01/31	8,399	9,645
Pool #572577 7.000% 4/01/31	1,944	2,232
Pool #497120 7.500% 8/01/29	70	83
Pool #507053 7.500% 9/01/29	478	560
Pool #529453 7.500% 1/01/30	1,377	1,624
Pool #531196 7.500% 2/01/30	146	172
Pool #532418 7.500% 2/01/30	996	1,175
Pool #530299 7.500% 3/01/30	413	487
Pool #536386 7.500% 4/01/30	111	131
Pool #535996 7.500% 6/01/31	4,736	5,555
Pool #523499 8.000% 11/01/29	383	452
Pool #252926 8.000% 12/01/29	138	164
Pool #532819 8.000% 3/01/30	129	154
Pool #537033 8.000% 4/01/30	973	1,162
Pool #534703 8.000% 5/01/30	672	800
Pool #253437 8.000% 9/01/30	96	114
Pool #253481 8.000% 10/01/30	54	65
Pool #190317 8.000% 8/01/31	2,213	2,638
Pool #596656 8.000% 8/01/31	874	1,014
Pool #599652 8.000% 8/01/31	20,245	24,247
Pool #602008 8.000% 8/01/31	2,871	3,429
Pool #597220 8.000% 9/01/31	1,542	1,844
Federal National Mortgage Association TBA Pool #1312 3.000% 7/01/26 (e)	4,200,000	4,337,156
Pool #3759 3.500% 11/01/25 (e)	2,836,000	2,965,392

	Principal Amount	Value
Pool #7737 4.000% 4/01/24 (e)	$2,100,000	$2,215,008
Pool #9174 4.000% 3/01/40 (e)	4,084,000	4,289,476
Pool #45659 5.500% 3/01/35 (e)	500,000	544,453
Government National Mortgage Association Pool #008746 2.125% 11/20/25	2,189	2,243
Pool #080136 2.125% 11/20/27	391	402
Pool #371146 7.000% 9/15/23	798	904
Pool #352022 7.000% 11/15/23	4,899	5,547
Pool #491089 7.000% 12/15/28	7,373	8,454
Pool #483598 7.000% 1/15/29	1,923	2,181
Pool #478658 7.000% 5/15/29	1,660	1,908
Pool #500928 7.000% 5/15/29	2,382	2,732
Pool #498541 7.000% 6/15/29	1,182	1,242
Pool #509546 7.000% 6/15/29	3,165	3,640
Pool #499410 7.000% 7/15/29	598	688
Pool #510083 7.000% 7/15/29	998	1,145
Pool #493723 7.000% 8/15/29	2,743	3,155
Pool #507093 7.000% 8/15/29	1,035	1,185
Pool #581417 7.000% 7/15/32	7,885	9,054
Pool #591581 7.000% 8/15/32	3,210	3,689
Pool #210946 7.500% 3/15/17	1,322	1,457
Pool #203940 7.500% 4/15/17	2,316	2,520
Pool #181168 7.500% 5/15/17	1,227	1,353
Pool #193870 7.500% 5/15/17	1,589	1,746
Pool #226163 7.500% 7/15/17	2,501	2,763

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Government National Mortgage Association TBA Pool #13331 5.000% 5/01/38 (e)	$1,805,000	$1,999,602
New Valley Generation IV 4.687% 1/15/22	52,089	59,228

		36,082,290

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $35,088,754)		36,164,324

U.S. TREASURY OBLIGATIONS — 3.3%
U.S. Treasury Bonds & Notes — 3.3%
U.S. Treasury Note 0.500% 5/31/13	505,000	507,160
U.S. Treasury Note 0.625% 7/15/14	595,000	599,648
U.S. Treasury Note (f) 0.750% 5/31/12	955,000	957,798
U.S. Treasury Note 1.875% 9/30/17	75,000	78,428
U.S. Treasury Note 2.125% 8/15/21	4,920,000	5,046,652
U.S. Treasury Note 3.000% 9/30/16	25,000	27,564

		7,217,250

TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,069,867)		7,217,250

TOTAL BONDS & NOTES (Cost $139,162,028)		140,492,742

TOTAL LONG-TERM INVESTMENTS (Cost $139,162,028)		140,492,742

SHORT-TERM INVESTMENTS — 44.9%
Commercial Paper — 44.9%
ABB Treasury Center USA, Inc. 0.558% 2/23/12	2,100,000	2,098,300
AGL Capital Corp. (a) 0.570% 2/03/12	5,750,000	5,746,996
Avon Capital Corp. (a) 0.557% 1/11/12	4,925,000	4,924,248
BAE Systems Holdings, Inc. (a) 0.610% 2/01/12	5,250,000	5,247,287
Centrica PLC (a) 0.558% 3/01/12	2,475,000	2,472,731

	Principal Amount	Value
Daimler Finance North America LLC (a) 0.517% 2/29/12	$4,250,000	$4,246,448
Deutsche Telekom 0.486% 1/05/12	5,200,000	5,199,723
Devon Energy Corp. (a) 0.121% 1/06/12	2,250,000	2,249,853
Diageo Capital PLC (a) 0.660% 2/23/12	4,150,000	4,145,968
Dominion Resources, Inc. (a) 0.446% 1/05/12	4,600,000	4,599,775
Ecolab, Inc. (a) 0.558% 2/02/12	2,150,000	2,148,949
Elsevier Finance SA (a) 0.608% 1/27/12	3,000,000	2,998,700
Glencore Funding LLC 0.659% 1/13/12	5,000,000	4,998,917
Harley-Davidson Funding Corp. (a) 0.507% 1/25/12	5,750,000	5,748,083
Kinder Morgan Energy Partners, LP (a) 0.507% 1/03/12	2,750,000	2,749,924
NextEra Energy Capital Holdings, Inc. 0.558% 2/02/12	1,850,000	1,849,095
Oneok, Inc. (a) 0.507% 1/20/12	5,000,000	4,998,680
Pacific Gas & Electric Co. (a) 0.547% 2/06/12	2,725,000	2,723,528
Reed Elsevier, Inc. (a) 0.517% 1/11/12	2,400,000	2,399,660
South Carolina Electric & Gas 0.456% 1/04/12	4,320,000	4,319,838
Suncor Energy, Inc. (a) 0.548% 1/30/12	3,800,000	3,798,347
Tesco PLC (a) 0.558% 2/13/12	3,150,000	3,147,931
Tesco PLC (a) 0.578% 1/10/12	1,200,000	1,199,829
Vodafone Group PLC (a) 0.900% 5/02/12	2,500,000	2,492,375
Volvo Treasury NA LLC (a) 0.497% 1/18/12	3,500,000	3,499,190
VW Credit, Inc. (a) 0.517% 2/22/12	2,250,000	2,248,342
Weatherford International, Ltd. (a) 0.850% 2/14/12	5,250,000	5,244,546

		97,497,263

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/12	41,036	41,036

TOTAL SHORT-TERM INVESTMENTS (Cost $97,538,299)		97,538,299

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

Value
TOTAL INVESTMENTS — 109.5% (Cost $236,700,327) (g)	$238,031,041

Other Assets/(Liabilities) — (9.5)%	(20,723,765)

NET ASSETS — 100.0%	$217,307,276

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $100,976,817 or 46.47% of net assets.
(b)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2011, these securities amounted to a value of $3,571 or 0.00% of net assets.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2011, these securities amount to a value of $277,500 or 0.13% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At December 31, 2011, these securities amounted to a value of $133,357 or 0.06% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	A portion of this security is held as collateral for open futures contracts (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Equity Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 98.9%

COMMON STOCK — 98.9%
Advertising — 0.2%
The Interpublic Group of Companies, Inc.	20,700	$201,411

Aerospace & Defense — 1.6%
BE Aerospace, Inc. (a)	21,816	844,497
Cubic Corp.	1,462	63,729
Curtiss-Wright Corp.	5,777	204,101
Exelis, Inc.	15,760	142,628
LMI Aerospace, Inc. (a)	1,703	29,888
Moog, Inc. Class A (a)	1,501	65,939
Orbital Sciences Corp. (a)	10,780	156,633

		1,507,415

Agriculture — 0.1%
Universal Corp.	2,300	105,708

Airlines — 0.3%
Alaska Air Group, Inc. (a)	3,606	270,775
Spirit Airlines, Inc. (a)	217	3,385

		274,160

Apparel — 0.3%
Ascena Retail Group, Inc. (a)	7,936	235,858
Iconix Brand Group, Inc. (a)	585	9,530

		245,388

Auto Manufacturers — 0.1%
Navistar International Corp. (a)	2,378	90,079

Automotive & Parts — 1.1%
Dana Holding Corp. (a)	74,939	910,509
Douglas Dynamics, Inc.	2,497	36,506
Miller Industries, Inc.	2,065	32,482
Standard Motor Products, Inc.	2,636	52,852

		1,032,349

Banks — 2.3%
BBVA Banco Frances SA Sponsored ADR (Argentina)	9,141	44,517
CapitalSource, Inc.	142,640	955,688
Cardinal Financial Corp.	187	2,008
Century Bancorp, Inc. Class A	1,328	37,503
Columbia Banking System, Inc.	532	10,252
First Horizon National Corp.	1,533	12,264
First Midwest Bancorp, Inc.	33,197	336,286
FirstMerit Corp.	38,361	580,402
Fulton Financial Corp.	11,726	115,032
Grupo Financiero Galicia SA ADR (Argentina)	14,440	85,629
National Bankshares, Inc.	1,011	28,227
Republic Bancorp, Inc. Class A	1,286	29,449
State Bank Financial Corp. (a)	250	3,777

	Number of Shares	Value
Walker & Dunlop, Inc. (a)	1,668	$20,950
Washington Banking Co.	1,414	16,841

		2,278,825

Beverages — 0.2%
Constellation Brands, Inc. Class A (a)	9,660	199,672
Cott Corp. (a)	740	4,632
Dr. Pepper Snapple Group, Inc.	130	5,133

		209,437

Biotechnology — 1.2%
Cambrex Corp. (a)	11,396	81,823
Halozyme Therapeutics, Inc. (a)	37,214	353,905
Harvard Bioscience, Inc. (a)	7,249	28,054
Inhibitex, Inc. (a)	14,740	161,256
Myriad Genetics, Inc. (a)	10,391	217,587
PDL BioPharma, Inc.	46,358	287,420
RTI Biologics, Inc. (a)	620	2,753

		1,132,798

Building Materials — 0.1%
Interline Brands, Inc. (a)	7,589	118,161

Chemicals — 2.0%
A. Schulman, Inc.	2,540	53,797
American Vanguard Corp.	2,992	39,913
Chemtura Corp. (a)	945	10,716
Cytec Industries, Inc.	15,880	709,042
Ferro Corp. (a)	23,094	112,930
H.B. Fuller Co.	8,300	191,813
Huntsman Corp.	1,851	18,510
Innospec, Inc. (a)	460	12,912
Kronos Worldwide, Inc.	4,990	90,020
Methanex Corp.	1,430	32,633
Olin Corp.	9,642	189,465
PolyOne Corp.	11,682	134,927
Ultrapar Participacoes SA Sponsored ADR (Brazil)	8,899	153,063
The Valspar Corp.	2,200	85,734
Westlake Chemical Corp.	2,279	91,707

		1,927,182

Commercial Services — 7.8%
Aaron’s, Inc.	2,110	56,295
Advance America Cash Advance Centers, Inc.	13,104	117,281
Alliance Data Systems Corp. (a)	110	11,422
AVEO Pharmaceuticals, Inc. (a)	9,725	167,270
Booz Allen Hamilton Holding Corp. (a)	3,422	59,029
Bridgepoint Education, Inc. (a)	7,423	170,729
Capella Education Co. (a)	670	24,153
CBIZ, Inc. (a)	17,964	109,760
Chemed Corp.	2,886	147,792

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Coinstar, Inc. (a)	4,162	$189,954
Consolidated Graphics, Inc. (a)	2,556	123,404
Convergys Corp. (a)	7,191	91,829
Corrections Corporation of America (a)	8,507	173,288
Deluxe Corp.	11,512	262,013
DeVry, Inc.	677	26,037
Donnelley (R.R.) & Sons Co.	3,660	52,814
Euronet Worldwide, Inc. (a)	4,849	89,610
ExamWorks Group, Inc. (a)	1,809	17,149
FleetCor Technologies, Inc. (a)	779	23,269
Genpact Ltd. (a)	4,940	73,853
Global Payments, Inc.	497	23,548
HMS Holdings Corp. (a)	16,563	529,685
ICF International, Inc. (a)	3,820	94,660
Insperity, Inc.	1,606	40,712
Intersections, Inc.	2,329	25,829
ITT Educational Services, Inc. (a)	156	8,875
KAR Auction Services, Inc. (a)	10,261	138,523
Kelly Services, Inc. Class A	3,991	54,597
Kforce, Inc. (a)	200	2,466
Korn/Ferry International (a)	40,773	695,587
MAXIMUS, Inc.	660	27,291
Medifast, Inc. (a)	7,453	102,255
Monro Muffler Brake, Inc.	18,588	721,029
Monster Worldwide, Inc. (a)	1,168	9,262
Moody’s Corp.	23,150	779,692
Multi-Color Corp.	951	24,469
Navigant Consulting, Inc. (a)	440	5,020
On Assignment, Inc. (a)	2,594	29,001
Quad/Graphics, Inc.	1,058	15,172
Rent-A-Center, Inc.	1,781	65,897
Robert Half International, Inc.	57,441	1,634,771
SAIC, Inc. (a)	15,939	195,890
Service Corp. International	1,600	17,040
ServiceSource International, Inc. (a)	950	14,906
Total System Services, Inc.	2,210	43,228
Towers Watson & Co. Class A	1,670	100,083
Transcend Services, Inc. (a)	2,079	49,335
TrueBlue, Inc. (a)	4,497	62,418
Valassis Communications, Inc. (a)	2,215	42,594

		7,540,786

Computers — 3.7%
Brocade Communications Systems, Inc. (a)	11,360	58,958
CACI International, Inc. Class A (a)	10,180	569,266
Cadence Design Systems, Inc. (a)	20,232	210,413
CGI Group, Inc. (a)	9,402	177,228
Cray, Inc. (a)	3,627	23,467
Electronics for Imaging, Inc. (a)	10,069	143,483
Fortinet, Inc. (a)	20,238	441,391

	Number of Shares	Value
j2 Global, Inc.	14,008	$394,185
Jack Henry & Associates, Inc.	740	24,871
Lexmark International, Inc. Class A	430	14,220
Manhattan Associates, Inc. (a)	271	10,970
Netscout Systems, Inc. (a)	1,660	29,216
Riverbed Technology, Inc. (a)	896	21,056
STEC, Inc. (a)	2,257	19,388
Sykes Enterprises, Inc. (a)	10,241	160,374
Synaptics, Inc. (a)	9,049	272,827
Synopsys, Inc. (a)	6,366	173,155
Western Digital Corp. (a)	27,667	856,294

		3,600,762

Cosmetics & Personal Care — 0.0%
Elizabeth Arden, Inc. (a)	576	21,335

Distribution & Wholesale — 1.7%
Beacon Roofing Supply, Inc. (a)	2,899	58,647
Brightpoint, Inc. (a)	10,084	108,504
Fossil, Inc. (a)	9,527	756,063
Pool Corp.	23,187	697,928
Tech Data Corp. (a)	470	23,222
United Stationers, Inc.	637	20,741

		1,665,105

Diversified Financial — 1.2%
Apollo Global Management LLC Class A	15,869	196,934
Encore Capital Group, Inc. (a)	3,680	78,237
Federated Investors, Inc. Class B	12,110	183,466
Financial Engines, Inc. (a)	4,810	107,407
KBW, Inc.	26,234	398,232
Knight Capital Group, Inc. Class A (a)	3,250	38,415
The NASDAQ OMX Group, Inc. (a)	1,360	33,334
National Financial Partners Corp. (a)	2,190	29,609
World Acceptance Corp. (a)	2,030	149,205

		1,214,839

Electric — 3.3%
The AES Corp. (a)	113,818	1,347,605
Avista Corp.	3,892	100,219
CenterPoint Energy, Inc.	8,170	164,135
Cia Energetica de Minas Gerais Sponsored ADR (Brazil)	11,437	203,464
Cia Paranaense de Energia Sponsored ADR (Brazil)	10,483	219,933
Cleco Corp.	243	9,258
CMS Energy Corp.	12,411	274,035
El Paso Electric Co.	920	31,869
The Empire District Electric Co.	10	211
NorthWestern Corp.	5,697	203,896
NV Energy, Inc.	7,280	119,028
Portland General Electric Co.	10,449	264,255
TECO Energy, Inc.	15,421	295,158

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Unisource Energy Corp.	226	$8,344

		3,241,410

Electrical Components & Equipment — 1.8%
Belden, Inc.	4,260	141,773
EnerSys (a)	967	25,113
Generac Holdings, Inc. (a)	12,923	362,232
General Cable Corp. (a)	17,540	438,675
Greatbatch, Inc. (a)	22,213	490,907
Littelfuse, Inc.	1,729	74,313
Molex, Inc.	7,950	189,687

		1,722,700

Electronics — 2.6%
Avnet, Inc. (a)	801	24,903
AVX Corp.	12,197	155,634
Brady Corp. Class A	2,000	63,140
Daktronics, Inc.	3,198	30,605
DDi Corp.	5,887	54,926
Electro Scientific Industries, Inc. (a)	2,391	34,622
Elster Group SE ADR (Germany) (a)	2,587	33,631
Flextronics International Ltd. (a)	7,150	40,469
Imax Corp. (a)	46,654	855,168
Itron, Inc. (a)	286	10,230
Ituran Location and Control Ltd.	2,538	34,694
Jabil Circuit, Inc.	9,338	183,585
Newport Corp. (a)	6,787	92,371
PerkinElmer, Inc.	550	11,000
TTM Technologies, Inc. (a)	4,594	50,350
Vishay Intertechnology, Inc. (a)	17,039	153,181
Waters Corp. (a)	9,184	680,075
X-Rite, Inc. (a)	3,394	15,748
Zygo Corp. (a)	450	7,942

		2,532,274

Engineering & Construction — 2.0%
AECOM Technology Corp. (a)	24,033	494,359
Chicago Bridge & Iron Co. NV	2,943	111,245
EMCOR Group, Inc.	1,485	39,813
KBR, Inc.	38,378	1,069,595
URS Corp. (a)	6,178	216,971

		1,931,983

Entertainment — 0.1%
Cinemark Holdings, Inc.	4,370	80,801
Marriott Vacations Worldwide Corp. (a)	750	12,870
Shuffle Master, Inc. (a)	745	8,732

		102,403

Environmental Controls — 0.6%
Darling International, Inc. (a)	5,541	73,640
Duoyuan Global Water, Inc. ADR (British Virgin Islands) (a) (b)	2,710	2,629
Tetra Technologies, Inc. (a)	9,322	201,262

	Number of Shares	Value
Waste Connections, Inc.	9,851	$326,462

		603,993

Foods — 1.1%
Hormel Foods Corp.	155	4,540
Ruddick Corp.	2,490	106,174
Smithfield Foods, Inc. (a)	390	9,469
Spartan Stores, Inc.	3,485	64,473
TreeHouse Foods, Inc. (a)	9,801	640,789
Tyson Foods, Inc. Class A	12,278	253,418
Weis Markets, Inc.	863	34,468

		1,113,331

Forest Products & Paper — 0.8%
Boise, Inc.	24,502	174,454
Buckeye Technologies, Inc.	10,056	336,273
KapStone Paper and Packaging Corp. (a)	2,000	31,480
Mercer International, Inc. (a)	4,137	25,236
P.H. Glatfelter Co.	13,477	190,295

		757,738

Gas — 0.8%
Atmos Energy Corp.	3,103	103,485
The Laclede Group, Inc.	20	810
PAA Natural Gas Storage LP	27,959	524,231
Vectren Corp.	4,510	136,337

		764,863

Hand & Machine Tools — 0.8%
Kennametal, Inc.	4,721	172,411
Lincoln Electric Holdings, Inc.	397	15,531
Regal-Beloit Corp.	10,666	543,646

		731,588

Health Care – Products — 1.3%
C.R. Bard, Inc.	1,030	88,065
Cantel Medical Corp.	683	19,076
CONMED Corp. (a)	1,620	41,585
Dexcom, Inc. (a)	37,379	347,999
Henry Schein, Inc. (a)	220	14,175
ICU Medical, Inc. (a)	590	26,550
IDEXX Laboratories, Inc. (a)	150	11,544
Invacare Corp.	70	1,070
Orthofix International NV (a)	6,080	214,198
PSS World Medical, Inc. (a)	8,761	211,929
ResMed, Inc. (a)	6,580	167,132
Vascular Solutions, Inc. (a)	63	701
Wright Medical Group, Inc. (a)	2,991	49,352
Young Innovations, Inc.	1,157	34,282

		1,227,658

Health Care – Services — 2.6%
AmSurg Corp. (a)	6,710	174,728
Assisted Living Concepts, Inc.	510	7,594
Bio-Reference Laboratories, Inc. (a)	2,984	48,550

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Brookdale Senior Living, Inc. (a)	1,455	$25,302
Centene Corp. (a)	7,066	279,743
DaVita, Inc. (a)	370	28,050
The Ensign Group, Inc.	5,977	146,437
Health Management Associates, Inc. Class A (a)	22,258	164,041
HEALTHSOUTH Corp. (a)	33,950	599,896
Laboratory Corporation of America Holdings (a)	230	19,773
LifePoint Hospitals, Inc. (a)	5,626	209,006
Lincare Holdings, Inc.	9,097	233,884
Magellan Health Services, Inc. (a)	195	9,647
Metropolitan Health Networks, Inc. (a)	14,092	105,267
Molina Healthcare, Inc. (a)	3,047	68,040
Select Medical Holdings Corp. (a)	12,138	102,930
Triple-S Management Corp. Class B (a)	2,519	50,430
U.S. Physical Therapy, Inc.	4,185	82,361
Universal Health Services, Inc. Class B	5,208	202,383

		2,558,062

Holding Company – Diversified — 0.1%
Primoris Services Corp.	7,782	116,185

Home Builders — 1.1%
Toll Brothers, Inc. (a)	51,171	1,044,912

Home Furnishing — 0.0%
Universal Electronics, Inc. (a)	60	1,012

Household Products — 0.9%
Acco Brands Corp. (a)	420	4,053
American Greetings Corp. Class A	7,982	99,855
Church & Dwight Co., Inc.	10,960	501,530
CSS Industries, Inc.	1,474	29,362
Helen of Troy Ltd. (a)	3,111	95,508
Jarden Corp.	3,757	112,259
Prestige Brands Holdings, Inc. (a)	3,902	43,975

		886,542

Insurance — 5.1%
Alterra Capital Holdings Ltd.	12,550	296,556
American Equity Investment Life Holding Co.	16,704	173,722
American Financial Group, Inc.	7,509	277,007
American Safety Insurance Holdings Ltd. (a)	2,162	47,023
AmTrust Financial Services, Inc.	10,224	242,820
Arch Capital Group Ltd. (a)	9,762	363,439
Assured Guaranty Ltd.	1,360	17,870
Brown & Brown, Inc.	30,759	696,076
CNO Financial Group, Inc. (a)	24,017	151,547
FBL Financial Group, Inc. Class A	2,833	96,379
Fidelity National Financial, Inc. Class A	18,304	291,583

	Number of Shares	Value
Global Indemnity PLC (a)	600	$11,898
HCC Insurance Holdings, Inc.	8,358	229,845
Horace Mann Educators Corp.	8,445	115,781
Life Partners Holdings, Inc.	5,887	38,030
Maiden Holdings Ltd.	13,039	114,222
Meadowbrook Insurance Group, Inc.	14,833	158,416
National Interstate Corp.	1,265	31,208
National Western Life Insurance Co. Class A	288	39,214
Primerica, Inc.	12,615	293,173
Principal Financial Group, Inc.	2,722	66,961
Protective Life Corp.	9,260	208,906
Reinsurance Group of America, Inc. Class A	4,322	225,824
RLI Corp.	200	14,572
StanCorp Financial Group, Inc.	230	8,452
Symetra Financial Corp.	20,080	182,126
Torchmark Corp.	4,064	176,337
Tower Group, Inc.	8,186	165,112
Universal Insurance Holdings, Inc.	2,512	8,993
Unum Group	8,080	170,246

		4,913,338

Internet — 1.7%
AboveNet, Inc. (a)	210	13,652
Ancestry.com, Inc. (a)	465	10,676
AOL, Inc. (a)	1,527	23,058
Digital River, Inc. (a)	1,062	15,951
eResearch Technology, Inc. (a)	2,055	9,638
Expedia, Inc.	1,080	31,342
Global Sources Ltd. (a)	2,119	10,277
HealthStream, Inc. (a)	949	17,509
OpenTable, Inc. (a)	340	13,304
QuinStreet, Inc. (a)	2,835	26,536
TIBCO Software, Inc. (a)	39,226	937,894
TripAdvisor, Inc. (a)	690	17,395
United Online, Inc.	12,543	68,234
ValueClick, Inc. (a)	14,831	241,597
WebMD Health Corp. (a)	677	25,421
Websense, Inc. (a)	10,588	198,313

		1,660,797

Investment Companies — 0.0%
BlackRock Kelso Capital Corp.	400	3,264
Prospect Capital Corp.	2,499	23,216

		26,480

Iron & Steel — 0.2%
Steel Dynamics, Inc.	14,640	192,516

Leisure Time — 0.0%
Polaris Industries, Inc.	181	10,132

Lodging — 0.2%
Ameristar Casinos, Inc.	9,052	156,509

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Wyndham Worldwide Corp.	110	$4,161

		160,670

Machinery – Diversified — 1.4%
AGCO Corp. (a)	4,393	188,767
Albany International Corp. Class A	4,269	98,699
Applied Industrial Technologies, Inc.	8,348	293,599
Briggs & Stratton Corp.	2,921	45,246
Gardner Denver, Inc.	150	11,559
Kadant, Inc. (a)	3,606	81,532
Sauer-Danfoss, Inc. (a)	3,440	124,562
Wabtec Corp.	6,611	462,440
Xylem, Inc.	630	16,185

		1,322,589

Manufacturing — 1.2%
Actuant Corp. Class A	8,196	185,967
Barnes Group, Inc.	3,230	77,875
Blount International, Inc. (a)	7,498	108,871
The Brink’s Co.	1,677	45,078
Ceradyne, Inc. (a)	1,165	31,199
FreightCar America, Inc. (a)	10,555	221,127
GP Strategies Corp. (a)	3,997	53,880
John Bean Technologies Corp.	1,110	17,061
Koppers Holdings, Inc.	2,619	89,989
LSB Industries, Inc. (a)	3,117	87,370
Myers Industries, Inc.	2,715	33,503
Park-Ohio Holdings Corp. (a)	784	13,987
Standex International Corp.	1,226	41,892
Tredegar Corp.	3,801	84,458
Trimas Corp. (a)	5,870	105,366

		1,197,623

Media — 0.8%
Demand Media, Inc. (a)	2,922	19,431
DISH Network Corp. Class A	3,528	100,478
FactSet Research Systems, Inc.	4,351	379,755
Journal Communications, Inc. Class A (a)	6,669	29,344
Sinclair Broadcast Group, Inc. Class A	19,558	221,592

		750,600

Metal Fabricate & Hardware — 0.2%
Worthington Industries, Inc.	12,661	207,387

Mining — 1.0%
Century Aluminum Co. (a)	43,333	368,764
Compass Minerals International, Inc.	7,008	482,501
Nevsun Resources Ltd.	1,640	9,069
Noranda Aluminum Holding Corp.	2,747	22,663
Pan American Silver Corp.	5,430	118,428

		1,001,425

Office Furnishings — 0.5%
Herman Miller, Inc.	9,600	177,120

	Number of Shares	Value
Knoll, Inc.	13,511	$200,638
Steelcase, Inc. Class A	16,537	123,366

		501,124

Oil & Gas — 2.8%
CVR Energy, Inc. (a)	11,748	220,040
Delek US Holdings, Inc.	1,790	20,424
Energy Partners Ltd. (a)	1,450	21,170
Energy XXI (Bermuda) Ltd. (a)	11,274	359,415
Gran Tierra Energy, Inc. (a)	990	4,752
Helmerich & Payne, Inc.	660	38,518
Kosmos Energy Ltd. (a)	30,377	372,422
Nabors Industries Ltd. (a)	1,753	30,397
Parker Drilling Co. (a)	19,295	138,345
Patterson-UTI Energy, Inc.	6,244	124,755
Petrobras Argentina SA ADR (Argentina)	4,588	57,901
Pioneer Drilling Co. (a)	6,860	66,405
Precision Drilling Corp. (a)	17,380	178,319
Stone Energy Corp. (a)	7,217	190,384
Tesoro Corp. (a)	10,014	233,927
VAALCO Energy, Inc. (a)	26,788	161,800
W&T Offshore, Inc.	10,540	223,553
Warren Resources, Inc. (a)	13,431	43,785
Western Refining, Inc. (a)	14,643	194,605

		2,680,917

Oil & Gas Services — 2.6%
Bolt Technology Corp.	2,747	31,426
Helix Energy Solutions Group, Inc. (a)	11,034	174,337
HollyFrontier Corp.	63,375	1,482,975
ION Geophysical Corp. (a)	8,269	50,689
Matrix Service Co. (a)	3,815	36,013
Newpark Resources, Inc. (a)	31,016	294,652
RPC, Inc.	10,387	189,563
Superior Energy Services, Inc. (a)	6,107	173,683
Tesco Corp. (a)	4,939	62,429

		2,495,767

Packaging & Containers — 1.3%
Graphic Packaging Holding Co. (a)	29,067	123,825
Packaging Corporation of America	34,729	876,560
Sealed Air Corp.	10,923	187,985
Silgan Holdings, Inc.	1,002	38,717

		1,227,087

Pharmaceuticals — 2.7%
Hi-Tech Pharmacal Co., Inc. (a)	5,163	200,789
The Medicines Co. (a)	15,644	291,604
Medivation, Inc. (a)	3,910	180,290
Obagi Medical Products, Inc. (a)	3,033	30,815
Patterson Cos., Inc.	5,622	165,962
Questcor Pharmaceuticals, Inc. (a)	34,416	1,431,017
United Therapeutics Corp. (a)	545	25,751

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
USANA Health Sciences, Inc. (a)	3,587	$108,937
Warner Chilcott PLC Class A (a)	13,290	201,078

		2,636,243

Pipelines — 0.7%
MarkWest Energy Partners LP	12,826	706,199

Real Estate — 0.0%
MI Developments, Inc.	1,040	33,259

Real Estate Investment Trusts (REITS) — 9.4%
American Campus Communities, Inc.	6,541	274,460
Associated Estates Realty Corp.	9,051	144,363
BioMed Realty Trust, Inc.	8,960	161,997
BRE Properties, Inc.	5,908	298,236
Camden Property Trust	890	55,394
Chatham Lodging Trust	16,171	174,323
Colonial Properties Trust	530	11,056
CubeSmart	22,414	238,485
CYS Investments, Inc.	30,446	400,060
DDR Corp.	167	2,032
Digital Realty Trust, Inc.	17,278	1,151,924
Douglas Emmett, Inc.	4,470	81,533
Eastgroup Properties	4,660	202,617
Equity Lifestyle Properties, Inc.	3,775	251,755
Essex Property Trust, Inc.	1,851	260,084
Extra Space Storage, Inc.	11,869	287,586
Federal Realty Investment Trust	2,218	201,283
Glimcher Realty Trust	11,789	108,459
Hatteras Financial Corp.	24,708	651,550
Highwoods Properties, Inc.	110	3,264
Home Properties, Inc.	4,808	276,797
Hospitality Properties Trust	8,349	191,860
Kilroy Realty Corp.	390	14,847
LaSalle Hotel Properties	36,824	891,509
LTC Properties, Inc.	2,850	87,951
Mid-America Apartment Communities, Inc.	11,378	711,694
National Retail Properties, Inc.	6,934	182,919
Post Properties, Inc.	4,451	194,598
PS Business Parks, Inc.	260	14,412
Realty Income Corp.	2,801	97,923
Sovran Self Storage, Inc.	3,470	148,065
Starwood Property Trust, Inc.	33,128	613,199
Sun Communities, Inc.	4,457	162,814
Tanger Factory Outlet Centers, Inc.	10,072	295,311
Taubman Centers, Inc.	4,369	271,315
Universal Health Realty Income Trust	880	34,320
Weingarten Realty Investors	93	2,029

		9,152,024

Retail — 9.4%
Advance Auto Parts, Inc.	1,750	121,853
AFC Enterprises, Inc (a)	1,851	27,210
ANN, Inc. (a)	7,381	182,901

	Number of Shares	Value
Big Lots, Inc. (a)	6,269	$236,717
Bob Evans Farms, Inc.	2,410	80,831
Brinker International, Inc.	10,182	272,470
CarMax, Inc. (a)	21,970	669,646
Casey’s General Stores, Inc.	3,940	202,949
Casual Male Retail Group, Inc. (a)	1,346	4,603
The Cato Corp. Class A	9,722	235,272
The Cheesecake Factory, Inc. (a)	5,811	170,553
Chico’s FAS, Inc.	17,451	194,404
The Children’s Place Retail Store, Inc. (a)	14,286	758,872
Cracker Barrel Old Country Store, Inc.	6,425	323,884
Dick’s Sporting Goods, Inc.	890	32,823
Dillard’s, Inc. Class A	6,084	273,050
DSW, Inc. Class A	466	20,602
Dunkin’ Brands Group, Inc. (a)	29,545	738,034
Express, Inc. (a)	13,023	259,679
EZCORP, Inc. Class A (a)	2,460	64,870
The Finish Line, Inc. Class A	12,355	238,266
First Cash Financial Services, Inc. (a)	258	9,053
Foot Locker, Inc.	11,639	277,474
Fred’s, Inc. Class A	2,857	41,655
GameStop Corp. Class A (a)	10,792	260,411
GNC Holdings, Inc. (a)	510	14,765
Group 1 Automotive, Inc.	1,470	76,146
hhgregg, Inc. (a)	330	4,769
Hibbett Sports, Inc. (a)	310	14,006
HSN, Inc.	410	14,867
Jack in the Box, Inc. (a)	670	14,003
The Men’s Wearhouse, Inc.	6,906	223,823
P.F. Chang’s China Bistro, Inc.	338	10,448
Papa John’s International, Inc. (a)	6,290	237,007
The PEP Boys-Manny, Moe & Jack	4,249	46,739
PetSmart, Inc.	300	15,387
Pier 1 Imports, Inc. (a)	12,991	180,965
PVH Corp.	15,434	1,087,943
RadioShack Corp.	841	8,166
Regis Corp.	5,500	91,025
Saks, Inc. (a)	18,688	182,208
Sally Beauty Holdings, Inc. (a)	9,703	205,024
Select Comfort Corp. (a)	9,410	204,103
Susser Holdings Corp. (a)	850	19,227
Texas Roadhouse, Inc.	8,483	126,397
Tractor Supply Co.	5,371	376,776
The Wet Seal, Inc. Class A (a)	41,810	136,301
Williams-Sonoma, Inc.	3,289	126,626

		9,114,803

Savings & Loans — 0.5%
BankUnited, Inc.	17,212	378,492
Dime Community Bancshares, Inc.	450	5,670
First Defiance Financial Corp.	3,460	50,481
Flushing Financial Corp.	400	5,052

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
OceanFirst Financial Corp.	1,392	$18,194

		457,889

Semiconductors — 4.7%
ASM International NV	2,278	66,472
Atmel Corp. (a)	5,471	44,315
ATMI, Inc. (a)	4,420	88,532
Brooks Automation, Inc.	20,037	205,780
Cabot Microelectronics Corp. (a)	300	14,175
Cavium, Inc. (a)	19,328	549,495
Cypress Semiconductor Corp. (a)	10,102	170,623
Entegris, Inc. (a)	17,227	150,305
Entropic Communications, Inc. (a)	16,785	85,771
Fairchild Semiconductor International, Inc. (a)	2,941	35,410
GT Advanced Technologies, Inc. (a)	24,561	177,822
IXYS Corp. (a)	3,842	41,609
KLA-Tencor Corp.	220	10,615
Kulicke & Soffa Industries, Inc. (a)	14,447	133,635
Lattice Semiconductor Corp. (a)	37,673	223,778
LSI Corp. (a)	29,567	175,924
Magnachip Semiconductor Corp. (a)	786	5,879
Micrel, Inc.	6,020	60,862
Nanometrics, Inc. (a)	11,343	208,938
OmniVision Technologies, Inc. (a)	2,280	27,896
Photronics, Inc. (a)	11,462	69,689
QLogic Corp. (a)	16,097	241,455
Rudolph Technologies, Inc. (a)	4,082	37,799
Semtech Corp. (a)	39,729	986,074
Skyworks Solutions, Inc. (a)	45,636	740,216

		4,553,069

Software — 2.6%
Acxiom Corp. (a)	13,444	164,151
Allscripts Healthcare Solutions, Inc. (a)	800	15,152
BMC Software, Inc. (a)	840	27,535
Broadridge Financial Solutions, Inc.	4,420	99,671
CSG Systems International, Inc. (a)	7,559	111,193
The Dun & Bradstreet Corp.	160	11,973
Ebix, Inc.	890	19,669
Fair Isaac Corp.	430	15,411
Informatica Corp. (a)	250	9,232
JDA Software Group, Inc. (a)	5,217	168,979
ManTech International Corp. Class A	5,878	183,629
MedAssets, Inc. (a)	1,460	13,505
MedQuist Holdings, Inc. (a)	7,149	68,773
Monotype Imaging Holdings, Inc. (a)	3,392	52,881
MSCI, Inc. Class A (a)	33,741	1,111,091
Progress Software Corp. (a)	10	194
Solarwinds, Inc. (a)	14,409	402,732
VeriFone Systems, Inc. (a)	390	13,853

		2,489,624

	Number of Shares	Value
Storage & Warehousing — 0.0%
Wesco Aircraft Holdings, Inc. (a)	940	$13,151

Telecommunications — 2.9%
Amdocs Ltd. (a)	4,867	138,856
Aruba Networks, Inc. (a)	40,290	746,171
Brasil Telecom SA Sponsored ADR (Brazil)	4,116	73,224
Cellcom Israel Ltd.	4,835	81,711
Cincinnati Bell, Inc. (a)	9,160	27,755
Finisar Corp. (a)	39,023	653,440
NeuStar, Inc. Class A (a)	7,262	248,143
Nortel Inversora SA Series B ADR (Argentina) (a)	2,007	46,522
Partner Communications Sponsored ADR (Israel)	2,072	18,316
Plantronics, Inc.	5,091	181,443
Telecom Argentina SA Sponsored ADR (Argentina)	9,736	174,080
Telecom Corp. of New Zealand Ltd. Sponsored ADR (New Zealand)	17,084	136,501
Telephone & Data Systems, Inc.	350	9,062
USA Mobility, Inc.	11,359	157,549
Vonage Holdings Corp. (a)	58,932	144,383

		2,837,156

Textiles — 0.1%
Cintas Corp.	2,640	91,898

Transportation — 2.6%
Genesee & Wyoming, Inc. Class A (a)	7,842	475,068
Hub Group, Inc. Class A (a)	15,375	498,611
Knight Transportation, Inc.	8,795	137,554
Old Dominion Freight Line, Inc. (a)	33,456	1,355,972
RailAmerica, Inc. (a)	954	14,205
Werner Enterprises, Inc.	2,380	57,358

		2,538,768

Water — 0.5%
Aqua America, Inc.	20,734	457,185

TOTAL COMMON STOCK (Cost $83,301,081)		95,932,114

TOTAL EQUITIES (Cost $83,301,081)		95,932,114

RIGHTS — 0.0%
Pharmaceuticals — 0.0%
Indevus Pharmaceuticals, Inc. (Escrow Shares) (a) (b)	400	4

TOTAL RIGHTS (Cost $0)		4

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

		Value

TOTAL LONG-TERM INVESTMENTS (Cost $83,301,081)		$95,932,118

	Principal Amount

SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreement — 1.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (c)	$1,279,130	1,279,130

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/12	4	4

TOTAL SHORT-TERM INVESTMENTS (Cost $1,279,134)		1,279,134

TOTAL INVESTMENTS — 100.2% (Cost $84,580,215) (d)		97,211,252

Other Assets/(Liabilities) — (0.2)%		(239,960)

NET ASSETS — 100.0%		$96,971,292

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Maturity value of $1,279,132. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $1,304,759.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 98.7%

COMMON STOCK — 92.7%
Apparel — 0.0%
Far Eastern New Century Corp.	8,910	$10,337

Auto Manufacturers — 0.6%
Tata Motors Ltd.	44,020	147,472

Automotive & Parts — 4.1%
Hero Honda Motors Ltd.	9,197	329,896
Hyundai Mobis (a)	2,714	688,960

		1,018,856

Banks — 17.9%
Banco Bradesco SA Sponsored ADR (Brazil)	28,500	475,380
Bank Rakyat Indonesia	281,500	209,482
China Construction Bank Corp. Class H	1,245,130	870,506
Credicorp Ltd.	2,200	240,834
HDFC Bank Ltd. ADR (India)	20,100	528,228
Industrial & Commercial Bank of China	1,367,175	815,425
KB Financial Group, Inc. (a)	14,783	466,803
Powszechna Kasa Oszczednosci Bank Polski SA	28,036	259,592
Sberbank	284,575	635,596

		4,501,846

Beverages — 1.3%
Companhia de Bebidas das Americas ADR (Brazil)	9,331	336,756

Building Materials — 1.8%
Anhui Conch Cement Co. Ltd. Class H	156,000	459,518

Chemicals — 3.7%
LG Chem Ltd. (a)	1,618	446,909
Uralkali GDR (Russia) (b)	13,750	495,000

		941,909

Commercial Services — 1.5%
CCR SA	59,108	387,240

Computers — 3.5%
Lenovo Group Ltd.	678,000	450,564
Tata Consultancy Services Ltd.	19,682	427,849

		878,413

Diversified Financial — 1.5%
Grupo Financiero Banorte SAB de CV Class O	45,490	137,728
Mega Financial Holding Co. Ltd.	360,460	240,553

		378,281

Electronics — 3.6%
Hon Hai Precision Industry Co. Ltd.	329,356	900,066

	Number of Shares	Value
Foods — 2.7%
BRF - Brasil Foods SA Sponsored ADR (Brazil)	25,500	$498,525
Shoprite Holdings Ltd.	10,802	181,941

		680,466

Health Care – Products — 2.7%
Hengan International Group Co. Ltd.	71,500	666,539

Health Care – Services — 0.9%
Diagnosticos da America SA	26,100	216,888

Insurance — 1.6%
Ping An Insurance Group Co. of China Ltd. Class H	62,000	410,824

Internet — 3.3%
NHN Corp. (a)	2,171	397,715
Tencent Holdings Ltd.	21,200	426,654

		824,369

Iron & Steel — 1.8%
POSCO	1,379	456,913

Lodging — 1.3%
Genting Bhd	97,400	337,424

Media — 1.3%
Dish TV India Ltd. (a)	32,034	35,644
Naspers Ltd.	6,492	283,036

		318,680

Mining — 6.2%
Antofagasta PLC	19,143	358,410
Kinross Gold Corp.	31,562	359,807
Randgold Resources Ltd. Sponsored ADR (Channel Islands)	7,000	714,700
Yamana Gold, Inc.	8,000	117,520

		1,550,437

Oil & Gas — 10.3%
CNOOC Ltd.	477,000	836,905
NovaTek OAO GDR (Russia) (b)	4,584	573,917
Petroleo Brasileiro SA Sponsored ADR (Brazil)	40,315	946,999
QGEP Participacoes SA	4,800	42,461
Sasol Ltd.	4,246	202,508

		2,602,790

Real Estate — 1.3%
China Overseas Land & Investment Ltd.	190,000	318,575

Retail — 4.0%
Astra International Tbk PT	23,500	191,727
Belle International Holdings Ltd.	305,000	534,462
Lotte Shopping Co. Ltd. (a)	454	133,907
President Chain Store Corp.	29,000	157,937

		1,018,033

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Semiconductors — 9.5%
Hynix Semiconductor, Inc. (a)	6,910	$131,905
Samsung Electronics Co., Ltd.	1,725	1,584,457
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	52,361	675,981

		2,392,343

Shipbuilding — 1.1%
Hyundai Heavy Industries Co. Ltd. (a)	1,226	274,764

Software — 1.7%
Infosys Ltd. Sponsored ADR (India)	8,259	424,347

Telecommunications — 3.5%
America Movil SAB de CV Sponsored ADR (Mexico)	22,323	504,500
MTN Group Ltd.	21,600	383,631

		888,131

TOTAL COMMON STOCK (Cost $24,517,589)		23,342,217

PREFERRED STOCK — 6.0%
Banks — 2.1%
Banco Bradesco SA 0.600%	31,581	520,636

Mining — 3.9%
Vale SA Sponsored ADR (Brazil) 1.990%	47,303	974,442

TOTAL PREFERRED STOCK (Cost $1,738,176)		1,495,078

TOTAL EQUITIES (Cost $26,255,765)		24,837,295

TOTAL LONG-TERM INVESTMENTS (Cost $26,255,765)		24,837,295

	Principal Amount
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (c)	$251,450	251,450

TOTAL SHORT-TERM INVESTMENTS (Cost $251,450)		251,450

TOTAL INVESTMENTS — 99.7% (Cost $26,507,215) (d)		25,088,745

Other Assets/(Liabilities) — 0.3%		85,824

NET ASSETS — 100.0%		$25,174,569

Notes to Portfolio of Investments

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2011, these securities amounted to a value of $1,068,917 or 4.25% of net assets.
(c)	Maturity value of $251,450. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/38, and an aggregate market value, including accrued interest, of $259,294.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

December 31, 2011

	MML China Fund	MML Enhanced Index Core Equity Fund
Assets:
Investments, at value (Note 2) (a)	$17,409,196	$15,774,976
Short-term investments, at value (Note 2) (b)	345,552	32,731

Total investments	17,754,748	15,807,707

Cash	-	29
Foreign currency, at value (c)	5,396	-
Receivables from:
Investments sold	-	1,646,172
Investment adviser (Note 3)	15,690	12,089
Fund shares sold	120	96
Interest and dividends	-	22,630
Foreign taxes withheld	-	-
Open swap agreements, at value (Note 2)	-	-

Total assets	17,775,954	17,488,723

Liabilities:
Payables for:
Investments purchased	1,396	1,605,043
Reverse repurchase agreements (Note 2)	-	-
Interest for reverse repurchase agreements (Note 2)	-	-
Fund shares repurchased	1,557	65,091
Investments purchased on a when-issued basis (Note 2)	-	-
Variation margin on open futures contracts (Note 2)	-	-
Interest and dividends	-	-
Trustees’ fees and expenses (Note 3)	1,359	2,547
Collateral held for open swap agreements (Note 2)	-	-
Affiliates (Note 3):
Investment management fees	16,073	7,337
Administration fees	3,827	-
Service fees	-	443
Accrued expense and other liabilities	21,322	23,396

Total liabilities	45,534	1,703,857

Net assets	$17,730,420	$15,784,866

Net assets consist of:
Paid-in capital	$20,280,006	$21,287,383
Undistributed (accumulated) net investment income (loss)	46,412	246,025
Distributions in excess of net investment income	-	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,042,393)	(6,587,683)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(1,553,605)	839,141

Net assets	$17,730,420	$15,784,866

(a) Cost of investments:	$18,962,820	$14,935,835
(b) Cost of short-term investments:	$345,552	$32,731
(c) Cost of foreign currency:	$5,377	$-

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small/Mid Cap Equity Fund	MML Strategic Emerging Markets Fund

$72,090,494	$481,088,506	$140,492,742	$95,932,118	$24,837,295
4,316,955	270,405,755	97,538,299	1,279,134	251,450

76,407,449	751,494,261	238,031,041	97,211,252	25,088,745

-	-	-	-	37
-	-	-	-	76,172

-	3,904,518	-	1,054,320	-
11,324	-	3,407	-	14,076
108,771	103,524	25,192	707	17,777
1,465,406	2,750,482	960,392	118,051	33,813
-	-	-	-	963
-	-	739,769	-	-

77,992,950	758,252,785	239,759,801	98,384,330	25,231,583

-	4,798,446	-	1,192,965	-
-	348,399,595	-	-	-
-	86,251	-	-	-
1,964	25,171	12,252	96,053	664
-	-	21,525,429	-	-
-	-	16,155	-	-
-	-	2,013	-	-
2,901	38,753	9,390	20,154	1,529
-	-	750,000	-	-

38,963	188,424	73,964	53,350	22,758
9,740	-	18,491	-	5,419
3,908	26,870	7,475	1,857	4,563
24,375	59,593	37,356	48,659	22,081

81,851	353,623,103	22,452,525	1,413,038	57,014

$77,911,099	$404,629,682	$217,307,276	$96,971,292	$25,174,569

$77,729,578	$360,603,628	$212,332,629	$92,837,289	$27,146,858
-	-	41,384	49,289	-
(2,074)	(34,492)	-	-	(6,451)
639,389	(42,319)	3,592,828	(8,546,323)	(546,949)
(455,794)	44,102,865	1,340,435	12,631,037	(1,418,889)

$77,911,099	$404,629,682	$217,307,276	$96,971,292	$25,174,569

$72,546,288	$436,985,641	$139,162,028	$83,301,081	$26,255,765
$4,316,955	$270,405,755	$97,538,299	$1,279,134	$251,450
$-	$-	$-	$-	$76,566

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2011

	MML China Fund	MML Enhanced Index Core Equity Fund
Initial Class shares:
Net assets	$-	$14,986,117

Shares outstanding (a)	-	1,724,943

Net asset value, offering price and redemption price per share	$-	$8.69

Class II shares:
Net assets	$14,666,865	$-

Shares outstanding (a)	1,662,826	-

Net asset value, offering price and redemption price per share	$8.82	$-

Service Class shares:
Net assets	$-	$798,749

Shares outstanding (a)	-	92,452

Net asset value, offering price and redemption price per share	$-	$8.64

Service Class I shares:
Net assets	$3,063,555	$-

Shares outstanding (a)	348,441	-

Net asset value, offering price and redemption price per share	$8.79	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small/Mid Cap Equity Fund	MML Strategic Emerging Markets Fund

$-	$357,595,429	$-	$93,881,104	$-

-	30,933,617	-	12,408,378	-

$-	$11.56	$-	$7.57	$-

$70,558,054	$-	$204,222,407	$-	$17,992,026

7,037,528	-	19,930,501	-	1,907,379

$10.03	$-	$10.25	$-	$9.43

$-	$47,034,253	$-	$3,090,188	$-

-	4,078,540	-	410,347	-

$-	$11.53	$-	$7.53	$-

$7,353,045	$-	$13,084,869	$-	$7,182,543

734,533	-	1,277,706	-	757,637

$10.01	$-	$10.24	$-	$9.48

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2011

	MML China Fund	MML Enhanced Index Core Equity Fund
Investment income (Note 2):
Dividends (a)	$383,087	$359,484
Interest	50	4

Total investment income	383,137	359,488

Expenses (Note 3):
Investment management fees	219,111	92,342
Custody fees	36,760	21,863
Interest expense	-	-
Audit fees	39,765	31,932
Legal fees	7,347	7,406
Proxy fees	918	918
Shareholder reporting fees	6,434	5,767
Trustees’ fees	1,984	1,633

	312,319	161,861
Administration fees:
Class II	12,767	-
Service Class I	39,402	-
Service fees:
Service Class	-	1,576
Service Class I	37,467	-

Total expenses	401,955	163,437
Expenses waived (Note 3):
Initial Class fees waived by adviser	-	(49,135)
Class II fees waived by adviser	(17,703)	-
Service Class fees waived by adviser	-	(1,916)
Service Class I fees waived by adviser	(52,702)	-
Class II management fees waived	-	-
Service Class I management fees waived	-	-

Net expenses	331,550	112,386

Net investment income (loss)	51,587	247,102

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(992,966)	1,777,282
Futures contracts	-	-
Swap agreements	-	-
Foreign currency transactions	(4,893)	-

Net realized gain (loss)	(997,859)	1,777,282

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(3,208,437)	(1,581,651)
Futures contracts	-	-
Swap agreements	-	-
Translation of assets and liabilities in foreign currencies	(516)	-

Net change in unrealized appreciation (depreciation)	(3,208,953)	(1,581,651)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(4,206,812)	195,631

Net increase (decrease) in net assets resulting from operations	$(4,155,225)	$442,733

(a) Net of withholding tax of:	$26,549	$5

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small/Mid Cap Equity Fund	MML Strategic Emerging Markets Fund

$-	$-	$-	$1,625,191	$604,613
5,732,747	22,985,916	4,619,682	150	243

5,732,747	22,985,916	4,619,682	1,625,341	604,856

431,291	2,373,202	906,767	764,914	274,721
6,735	59,136	36,364	86,624	49,259
-	711,780	-	-	-
33,908	33,185	33,034	34,251	40,974
3,395	11,976	5,248	3,367	3,179
918	918	918	917	918
10,835	63,134	27,807	21,487	7,295
6,453	43,392	20,676	11,871	2,438

493,535	3,296,723	1,030,814	923,431	378,784

101,277	-	217,780	-	14,613
6,545	-	8,912	-	50,797

-	93,207	-	7,518	-
10,908	-	22,280	-	50,797

612,265	3,389,930	1,279,786	930,949	494,991

-	-	-	-	-
(31,362)	-	(10,264)	-	(17,403)
-	-	-	-	-
(2,127)	-	(437)	-	(60,497)
(67,518)	-	-	-	-
(4,364)	-	-	-	-

506,894	3,389,930	1,269,085	930,949	417,091

5,225,853	19,595,986	3,350,597	694,392	187,765

1,111,246	14,066,724	4,234,370	21,465,882	625,255
-	93,275	(86,036)	-	-
-	(32,400)	752,025	-	-
-	-	-	150	(80,755)

1,111,246	14,127,599	4,900,359	21,466,032	544,500

(2,160,033)	22,761,628	(241,352)	(24,221,349)	(7,123,633)
-	-	(51,760)	-	-
-	-	61,481	-	-
-	-	-	(6)	25,981

(2,160,033)	22,761,628	(231,631)	(24,221,355)	(7,097,652)

(1,048,787)	36,889,227	4,668,728	(2,755,323)	(6,553,152)

$4,177,066	$56,485,213	$8,019,325	$(2,060,931)	$(6,365,387)

$-	$-	$-	$10,379	$73,775

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML China Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$51,587	$(3,996)
Net realized gain (loss) on investment transactions	(997,859)	3,619,514
Net change in unrealized appreciation (depreciation) on investments	(3,208,953)	(2,692,792)

Net increase (decrease) in net assets resulting from operations	(4,155,225)	922,726

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	-	(1,185)
Service Class	-	-
Service Class I	-	(108,255)

Total distributions from net investment income	-	(109,440)

From net realized gains:
Class II	(4,948)	(23,459)
Service Class I	(678,153)	(3,107,375)

Total distributions from net realized gains	(683,101)	(3,130,834)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	17,180,270	24,644
Service Class	-	-
Service Class I	(15,942,733)	4,207,058

Increase (decrease) in net assets from fund share transactions	1,237,537	4,231,702

Total increase (decrease) in net assets	(3,600,789)	1,914,154
Net assets
Beginning of year	21,331,209	19,417,055

End of year	$17,730,420	$21,331,209

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$46,412	$-

Distributions in excess of net investment income included in net assets at end of year	$-	$(1,354)

*	Fund commenced operations on May 3, 2010.

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund		MML High Yield Fund		MML Inflation-Protected and Income Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Period Ended December 31, 2010*	Year Ended December 31, 2011	Year Ended December 31, 2010

$247,102	$233,322	$5,225,853	$2,719,102	$19,595,986	$10,192,678
1,777,282	1,805,584	1,111,246	(345,938)	14,127,599	9,801,667
(1,581,651)	186,599	(2,160,033)	1,704,239	22,761,628	8,945,363

442,733	2,225,505	4,177,066	4,077,403	56,485,213	28,939,708

(219,427)	(244,376)	-	-	(19,913,403)	(13,062,533)
-	-	(4,932,529)	(2,729,464)	-	-
(8,321)	(6,760)	-	-	(1,777,551)	(777,264)
-	-	(357,486)	(61,930)	-	-

(227,748)	(251,136)	(5,290,015)	(2,791,394)	(21,690,954)	(13,839,797)

-	-	-	-	-	-
-	-	-	-	-	-

-	-	-	-	-	-

(2,005,042)	(2,213,056)	-	-	(70,324,070)	(43,213,232)
-	-	9,524,580	60,762,704	-	-
252,417	108,633	-	-	12,709,368	9,813,382
-	-	5,483,644	1,967,111	-	-

(1,752,625)	(2,104,423)	15,008,224	62,729,815	(57,614,702)	(33,399,850)

(1,537,640)	(130,054)	13,895,275	64,015,824	(22,820,443)	(18,299,939)

17,322,506	17,452,560	64,015,824	-	427,450,125	445,750,064

$15,784,866	$17,322,506	$77,911,099	$64,015,824	$404,629,682	$427,450,125

$246,025	$230,455	$-	$-	$-	$-

$-	$-	$(2,074)	$(1,099)	$(34,492)	$(24,716)

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Short-Duration Bond Fund
	Year Ended December 31, 2011	Period Ended December 31, 2010*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,350,597	$2,219,958
Net realized gain (loss) on investment transactions	4,900,359	1,420,285
Net change in unrealized appreciation (depreciation) on investments	(231,631)	1,572,066

Net increase (decrease) in net assets resulting from operations	8,019,325	5,212,309

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	(3,622,218)	(2,762,100)
Service Class	-	-
Service Class I	(140,114)	(53,687)

Total distributions from net investment income	(3,762,332)	(2,815,787)

From net realized gains:
Initial Class	-	-
Class II	(1,625,790)	-
Service Class	-	-
Service Class I	(53,751)	-

Total distributions from net realized gains	(1,679,541)	-

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	1,563,102	197,750,672
Service Class	-	-
Service Class I	6,780,710	6,238,818

Increase (decrease) in net assets from fund share transactions	8,343,812	203,989,490

Total increase (decrease) in net assets	10,921,264	206,386,012
Net assets
Beginning of year	206,386,012	-

End of year	$217,307,276	$206,386,012

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$41,384	$-

Distributions in excess of net investment income included in net assets at end of year	$-	$(3,006)

*	Fund commenced operations on May 3, 2010.

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Equity Fund		MML Strategic Emerging Markets Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

$694,392	$951,223	$187,765	$27,132
21,466,032	17,297,882	544,500	1,848,654
(24,221,355)	12,264,681	(7,097,652)	1,808,701

(2,060,931)	30,513,786	(6,365,387)	3,684,487

(995,640)	(902,300)	-	-
-	-	(116,527)	(499)
(22,970)	(13,645)	-	-
-	-	(3,876)	(21,554)

(1,018,610)	(915,945)	(120,403)	(22,053)

(14,058,973)	-	-	-
-	-	(799,603)	(5,932)
(462,302)	-	-	-
-	-	(1,220,079)	(870,068)

(14,521,275)	-	(2,019,682)	(876,000)

(19,729,382)	(55,472,563)	-	-
-	-	21,310,357	6,431
816,385	285,814	-	-
-	-	(14,847,849)	4,283,455

(18,912,997)	(55,186,749)	6,462,508	4,289,886

(36,513,813)	(25,588,908)	(2,042,964)	7,076,320

133,485,105	159,074,013	27,217,533	20,141,213

$96,971,292	$133,485,105	$25,174,569	$27,217,533

$49,289	$275,757	$-	$2,604

$-	$-	$(6,451)	$-

MML Series Investment Funds II – Financial Statements

Statement of Cash Flows

For the year ended December 31, 2011

MML Inflation-Protected and Income Fund
Cash flows from operating activities:
Net increase in net assets resulting from operations	$56,485,213
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(166,394,952)
Investments sold	257,535,949
Adjustments to the principal amount of inflation-indexed bonds	(13,484,037)
(Purchase) Sale of short-term investments, net	(20,791,787)
Amortization (accretion) of discount and premium, net	1,832,604
(Increase) Decrease in receivable from interest and dividends	848,175
(Increase) Decrease in receivable from broker for collateral held for reverse repurchase agreements	8,957,218
Increase (Decrease) in payable for interest for reverse repurchase agreements	(68,335)
Increase (Decrease) in payable for Trustees’ fees and expenses	5,450
Increase (Decrease) in payable for investment management fees	(1,913)
Increase (Decrease) in payable for service fees	8,391
Increase (Decrease) in payable for accrued expenses and other liabilities	(4,801)
Net change in unrealized (appreciation) depreciation on investments	(22,761,628)
Net realized (gain) loss from investments	(14,066,724)

Net cash provided by (used in) operating activities	88,098,823

Cash flows from (used in) financing activities:
Proceeds from shares sold	78,982,113
Payment on shares redeemed	(141,852,401)
Proceeds from reverse repurchase agreements	123,439,528
Repayment of reverse repurchase agreements	(148,668,063)

Net cash from (used in) financing activities	(88,098,823)

Net increase (decrease) in cash	-
Cash at beginning of year	-

Cash at end of year	$-

Non cash financing activities not included herein consist of reinvestment of all distributions in the amount of:	$21,690,954
Cash paid out for interest on reverse repurchase agreements	$780,115

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights

(For a share outstanding throughout each period)

MML China Fund

		Income (loss) from investment operations				Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		From net realized gains	Total distributions		Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class II
12/31/11	$11.28	$0.00	†	$(2.11)	$(2.11)	$-		$(0.35)	$(0.35)		$8.82	(18.99%	)	$14,667	1.75%		1.40%	#	0.04%		127%
12/31/10	12.76	0.03		0.52	0.55	(0.10)		(1.93)	(2.03)		11.28	4.71%		158	1.72%		1.40%	#	0.22%		145%
12/31/09 +	8.45	0.02		4.29	4.31	(0.00	) †	-	(0.00	) †	12.76	51.01%	**	151	1.76%	*	1.40%	*#	0.28%	*	174%	~
Service Class I
12/31/11	$11.26	$0.04		$(2.16)	$(2.12)	$-		$(0.35)	$(0.35)		$8.79	(19.12%	)	$3,064	1.98%		1.65%	#	0.32%		127%
12/31/10	12.74	(0.00	) †	0.52	0.52	(0.07)		(1.93)	(2.00)		11.26	4.42%		21,173	1.97%		1.65%	#	(0.02%	)	145%
12/31/09	7.50	(0.02)		5.26	5.24	(0.00	) †	-	(0.00	) †	12.74	70.10%		19,266	2.08%		1.65%	#	(0.18%	)	174%
12/31/08 +++	10.00	0.01		(2.50)	(2.49)	(0.01)		-	(0.01)		7.50	(24.98%	) **	11,486	3.85%	*	1.65%	*#	0.56	*	64%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2009 (commencement of operations) through December 31, 2009.
+++	For the period August 27, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

MML Enhanced Index Core Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital		Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
12/31/11	$8.60	$0.13	$0.08	$0.21	$(0.12)	$-	$-		$(0.12)	$8.69	2.57%		$14,986	0.96%		0.66%	#	1.48%		107%
12/31/10	7.65	0.11	0.96	1.07	(0.12)	-	-		(0.12)	8.60	14.27%		16,791	0.88%		0.75%	#	1.38%		76%
12/31/09	6.17	0.10	1.38	1.48	-	-	-		-	7.65	23.99%		17,090	0.89%		N/A		1.54%		92%
12/31/08	10.12	0.13	(3.91)	(3.78)	(0.17)	-	(0.00	) †	(0.17)	6.17	(37.29%	)	15,989	0.79%		0.78%	#	1.49%		151%
12/31/07	10.84	0.14	0.35	0.49	(0.13)	(1.08)	(0.00	) †	(1.21)	10.12	4.43%		43,997	0.70%		0.66%	#	1.23%		155%
Service Class
12/31/11	$8.56	$0.11	$0.08	$0.19	$(0.11)	$-	$-		$(0.11)	$8.64	2.28%		$799	1.21%		0.91%	#	1.26%		107%
12/31/10	7.63	0.09	0.95	1.04	(0.11)	-	-		(0.11)	8.56	13.89%		532	1.13%		0.98%	#	1.17%		76%
12/31/09	6.16	0.08	1.39	1.47	-	-	-		-	7.63	23.86%		362	1.14%		N/A		1.23%		92%
12/31/08 +++	8.94	0.04	(2.65)	(2.61)	(0.17)	-	(0.00	) †	(0.17)	6.16	(29.16%	) **	171	1.28%	*	N/A		1.53%	*	151%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML High Yield Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class II
12/31/11	$10.18	$0.75	$(0.15)	$0.60	$(0.75)	$(0.75)	$10.03	6.07%		$70,558	0.84%		0.69%	#	7.28%		69%
12/31/10 +	10.00	0.48	0.18	0.66	(0.48)	(0.48)	10.18	6.79%	**	62,005	0.89%	*	0.69%	*#	7.23%	*	72%	**
Service Class I
12/31/11	$10.17	$0.72	$(0.15)	$0.57	$(0.73)	$(0.73)	$10.01	5.77%		$7,353	1.09%		0.94%	#	7.06%		69%
12/31/10 +	10.00	0.47	0.17	0.64	(0.47)	(0.47)	10.17	6.60%	**	2,010	1.14%	*	0.94%	*#	7.03%	*	72%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 3, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

MML Inflation-Protected and Income Fund

		Income (loss) from investment operations			Less distributions to shareholders									Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains		Tax return of capital		Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets ‡‡		Interest expense to average daily net assets ‡‡‡		Ratio of expenses to average daily net assets ‡		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
12/31/11	$10.71	$0.51	$0.90	$1.41	$(0.56)	$-		$-		$(0.56)	$11.56	13.49%		$357,595	0.60%		0.16%		0.76%		4.55%		35%
12/31/10	10.38	0.25	0.42	0.67	(0.34)	-		-		(0.34)	10.71	6.56%		395,893	0.59%		0.21%		0.80%		2.32%		44%
12/31/09	9.53	0.14	0.91	1.05	(0.20)	-		-		(0.20)	10.38	11.17%		424,682	0.61%		0.30%		0.91%		1.44%		41%
12/31/08	10.56	0.54	(0.95)	(0.41)	(0.51)	-		(0.11)		(0.62)	9.53	(4.36%	)	405,288	0.60%		0.94%		1.54%		5.22%		46%
12/31/07	10.27	0.47	0.27	0.74	(0.45)	(0.00	) †	(0.00	) †	(0.45)	10.56	7.51%		335,969	0.61%		N/A		N/A		4.51%		10%
Service Class
12/31/11	$10.69	$0.45	$0.92	$1.37	$(0.53)	$-		$-		$(0.53)	$11.53	13.15%		$47,034	0.85%		0.16%		1.01%		4.04%		35%
12/31/10	10.36	0.22	0.43	0.65	(0.32)	-		-		(0.32)	10.69	6.32%		31,557	0.84%		0.21%		1.05%		2.06%		44%
12/31/09	9.51	0.23	0.80	1.03	(0.18)	-		-		(0.18)	10.36	10.87%		21,068	0.86%		0.30%		1.16%		2.29%		41%
12/31/08 +++	10.62	(0.17)	(0.66)	(0.83)	(0.26)	-		(0.02)		(0.28)	9.51	(7.87%	) **	5,947	0.86%	*	1.42%	*	2.28%	*	(4.70%	) *	46%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
‡	Includes interest expense.
‡‡	Excludes interest expense.
‡‡‡	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Short-Duration Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class II
12/31/11	$10.13	$0.15	$0.22	$0.37	$(0.17)	$(0.08)	$(0.25)	$10.25	3.65%		$204,222	0.55%		0.55%	#	1.49%		317%
12/31/10 +	10.00	0.12	0.16	0.28	(0.15)	-	(0.15)	10.13	2.84%	**	200,161	0.57%	*	0.55%	*#	1.83%	*	214%	** >>
Service Class I
12/31/11	$10.13	$0.13	$0.21	$0.34	$(0.15)	$(0.08)	$(0.23)	$10.24	3.32%		$13,085	0.80%		0.80%	#	1.26%		317%
12/31/10 +	10.00	0.10	0.17	0.27	(0.14)	-	(0.14)	10.13	2.74%	**	6,225	0.82%	*	0.80%	*#	1.48%	*	214%	** >>

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 3, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
>>	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

MML Small/Mid Cap Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains		Total distributions		Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
12/31/11	$9.27	$0.05	$(0.32)	$(0.27)	$(0.09)	$(1.34)		$(1.43)		$7.57	(2.17%	)	$93,881	0.77%		N/A		0.59%		103%
12/31/10	7.57	0.06	1.70	1.76	(0.06)	-		(0.06)		9.27	23.38%		130,680	0.76%		N/A		0.70%		62%
12/31/09	5.57	0.03	2.00	2.03	(0.03)	-		(0.03)		7.57	36.55%		157,061	0.89%		N/A		0.50%		155%	>>
12/31/08	9.02	0.04	(3.49)	(3.45)	-	(0.00	) †	(0.00	) †	5.57	(38.23%	)	87,381	0.92%		0.91%	#	0.49%		118%
12/31/07	10.09	0.08	(0.17)	(0.09)	(0.07)	(0.91)		(0.98)		9.02	(1.20%	)	78,567	0.92%		0.76%	#	0.77%		118%
Service Class
12/31/11	$9.23	$0.03	$(0.32)	$(0.29)	$(0.07)	$(1.34)		$(1.41)		$7.53	(2.41%	)	$3,090	1.02%		N/A		0.37%		103%
12/31/10	7.54	0.04	1.69	1.73	(0.04)	-		(0.04)		9.23	23.08%		2,805	1.01%		N/A		0.51%		62%
12/31/09	5.55	0.02	1.99	2.01	(0.02)	-		(0.02)		7.54	36.22%		2,013	1.14%		N/A		0.28%		155%	>>
12/31/08 +++	8.64	0.02	(3.11)	(3.09)	-	(0.00	) †	(0.00	) †	5.55	(35.71%	) **	374	1.26%	*	N/A		1.03%	*	118%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
>>	The portfolio turnover rate excludes merger activity.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Strategic Emerging Markets Fund

		Income (loss) from investment operations			Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		From net realized gains	Total distributions		Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class II
12/31/11	$13.31	$0.03	$(2.96)	$(2.93)	$(0.07)		$(0.88)	$(0.95)		$9.43	(22.26%	)	$17,992	1.70%		1.40%	#	0.28%		75%
12/31/10	11.80	0.04	1.96	2.00	(0.04)		(0.45)	(0.49)		13.31	16.99%		180	1.65%		1.40%	#	0.37%		45%
12/31/09 +	7.70	0.04	4.11	4.15	(0.05)		-	(0.05)		11.80	54.06%	**	154	1.77%	*	1.40%	*#	0.61%	*	70%	~
Service Class I
12/31/11	$13.32	$0.11	$(3.07)	$(2.96)	$(0.00	) †	$(0.88)	$(0.88)		$9.48	(22.44%	)	$7,183	1.95%		1.65%	#	0.84%		75%
12/31/10	11.82	0.01	1.95	1.96	(0.01)		(0.45)	(0.46)		13.32	16.75%		27,037	1.90%		1.65%	#	0.12%		45%
12/31/09	6.61	0.04	5.19	5.23	(0.02)		-	(0.02)		11.82	79.18%		19,987	2.04%		1.65%	#	0.40%		70%
12/31/08 +++	10.00	0.02	(3.41)	(3.39)	(0.00	) †	-	(0.00	) †	6.61	(33.86%	) **	10,495	3.72%	*	1.65%	*#	0.61%	*	27%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2009 (commencement of operations) through December 31, 2009.
+++	For the period August 27, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Fund

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 28, 2005, as amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are seven series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML China Fund (“China Fund”)

MML Enhanced Index Core Equity Fund (“Enhanced Index Core Equity Fund”)

MML High Yield Fund (“High Yield Fund”)

MML Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MML Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MML Small/Mid Cap Equity Fund (formerly known as MML Small Cap Equity Fund) (“Small/Mid Cap Equity Fund”)

MML Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The following table shows the classes available for each Fund, including the date each class commenced operations. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

	Initial Class	Class II	Service Class	Service Class I
China Fund	None	5/1/2009	None	8/27/2008
Enhanced Index Core Equity Fund	5/1/2001	None	8/15/2008	None
High Yield Fund	None	5/3/2010	None	5/3/2010
Inflation-Protected and Income Fund	8/30/2002	None	8/15/2008	None
Short-Duration Bond Fund	None	5/3/2010	None	5/3/2010
Small/Mid Cap Equity Fund	6/1/1998	None	8/15/2008	None
Strategic Emerging Markets Fund	None	5/1/2009	None	8/27/2008

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment	Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Notes to Financial Statements (Continued)

Equity securities and derivative contracts that are actively traded on a national securities exchange are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever MassMutual determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. Restricted securities are valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values, that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to procedures established by the Trustees, and under the general oversight of the Trustees. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure

Notes to Financial Statements (Continued)

purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities held in non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Enhanced Index Core Equity Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2011. The High Yield Fund and Inflation-Protected and Income Fund characterized all investments at Level 2, as of December 31, 2011. For each Fund noted above, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2011, for the remaining Funds’ investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
China Fund
Equities
Common Stock
Basic Materials	$-	$429,280	$-	$429,280
Communications	679,422	3,614,524	-	4,293,946
Consumer, Cyclical	-	1,085,888	-	1,085,888
Consumer, Non-cyclical	234,200	729,286	-	963,486
Diversified	-	123,150	-	123,150
Energy	-	3,690,299	-	3,690,299
Financial	-	4,612,086	-	4,612,086
Industrial	-	1,809,372	-	1,809,372
Technology	-	401,689	-	401,689

Total Common Stock	913,622	16,495,574	-	17,409,196

Total Equities	913,622	16,495,574	-	17,409,196

Total Long-Term Investments	913,622	16,495,574	-	17,409,196

Total Short-Term Investments	-	345,552	-	345,552

Total Investments	$913,622	$16,841,126	$-	$17,754,748

Short-Duration Bond Fund
Bonds & Notes
Total Corporate Debt	$-	$54,321,858	$-	$54,321,858

Total Municipal Obligations	-	1,311,116	-	1,311,116

Non-U.S. Government Agency Obligations
Auto Floor Plan ABS	-	308,467	-	308,467
Automobile ABS	-	6,555,151	-	6,555,151
Commercial MBS	-	14,114,048	-	14,114,048
Home Equity ABS	-	5,258,060	-	5,258,060
Manufactured Housing ABS	-	146,421	-	146,421
Other ABS	-	3,969,803	133,357	4,103,160
Student Loans ABS	-	8,790,335	-	8,790,335
WL Collateral CMO	-	1,940,044	-	1,940,044
WL Collateral PAC	-	262,508	-	262,508

Total Non-U.S. Government Agency Obligations	-	41,344,837	133,357	41,478,194

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	82,034	-	82,034
Pass-Through Securities	-	36,082,290	-	36,082,290

Total U.S. Government Agency Obligations and Instrumentalities	-	36,164,324	-	36,164,324

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	7,217,250	-	7,217,250

Total U.S. Treasury Obligations	-	7,217,250	-	7,217,250

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Short-Duration Bond Fund (Continued)
Total Bonds & Notes	$-	$140,359,385	$133,357	$140,492,742

Total Long-Term Investments	-	140,359,385	133,357	140,492,742

Total Short-Term Investments	-	97,538,299	-	97,538,299

Total Investments	$-	$237,897,684	$133,357	$238,031,041

Small/Mid Cap Equity Fund
Equities
Common Stock
Basic Materials	$3,878,861	$-	$-	$3,878,861
Communications	5,449,964	-	-	5,449,964
Consumer, Cyclical	14,347,186	-	-	14,347,186
Consumer, Non-cyclical	17,236,009	-	-	17,236,009
Diversified	116,185	-	-	116,185
Energy	5,882,884	-	-	5,882,884
Financial	18,076,654	-	-	18,076,654
Industrial	15,604,245	-	2,629	15,606,874
Technology	10,874,039	-	-	10,874,039
Utilities	4,463,458	-	-	4,463,458

Total Common Stock	95,929,485	-	2,629	95,932,114

Total Equities	95,929,485	-	2,629	95,932,114

Rights
Consumer, Non-cyclical	-	-	4	4

Total Rights	-	-	4	4

Total Long-Term Investments	95,929,485	-	2,633	95,932,118

Total Short-Term Investments	-	1,279,134	-	1,279,134

Total Investments	$95,929,485	$1,279,134	$2,633	$97,211,252

Strategic Emerging Markets Fund
Equities
Common Stock
Basic Materials	$1,192,027	$1,757,232	$-	$2,949,259
Communications	504,500	1,526,680	-	2,031,180
Consumer, Cyclical	-	2,532,121	-	2,532,121
Consumer, Non-cyclical	835,281	1,452,608	-	2,287,889
Energy	1,520,916	1,081,874	-	2,602,790
Financial	1,382,170	4,227,356	-	5,609,526
Industrial	-	1,634,349	-	1,634,349
Technology	1,100,328	2,594,775	-	3,695,103

Total Common Stock	6,535,222	16,806,995	-	23,342,217

Preferred Stock
Basic Materials	974,442	-	-	974,442
Financial	-	520,636	-	520,636

Total Preferred Stock	974,442	520,636	-	1,495,078

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Strategic Emerging Markets Fund (Continued)
Total Equities	$7,509,664	$17,327,631	$-	$24,837,295

Total Long-Term Investments	7,509,664	17,327,631	-	24,837,295

Total Short-Term Investments	-	251,450	-	251,450

Total Investments	$7,509,664	$17,579,081	$-	$25,088,745

The following is the aggregate value by input level, as of December 31, 2011, for the Funds’ other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Short-Duration Bond Fund
Swap Agreements
Credit Risk	$-	$739,769	$-	$739,769

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Short-Duration Bond Fund
Futures Contracts
Interest Rate Risk	$(51,760)	$-	$-	$(51,760)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*		Transfers Out*
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Small/Mid Cap Equity Fund	$-	$41,886	$(41,886)	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as a result of the security being fair valued in accordance with procedures approved by the Trustees.

Notes to Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/10	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*	Balance as of 12/31/11	Net Change in Unrealized Appreciation (Depreciation) Still Held as of 12/31/11
Short-Duration Bond Fund
Long-Term Investments
Bonds & Notes
Non-U.S. Government Agency Obligations
Other ABS	$125,572	$-	$-	$7,785	$-	$-	$-		$-	$133,357	$7,785

Small/Mid Cap Equity Fund
Long-Term Investments
Equities
Common Stock
Basic Materials	$343	$-	$(31,830)	$31,487	$-	$-	$-		$-	$-	$-
Industrial	-	-	(6,485)	(30,711)	-	(2,061)	41,886	**	-	2,629	(30,711)
Rights
Consumer, Non-Cyclical	4	-	-	-	-	-	-		-	4	-

	$347	$-	$(38,315)	$776	$-	$(2,061)	$41,886		$-	$2,633	$(30,711)

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 2 and Level 3 as a result of the security being fair valued in accordance with procedures approved by the Trustees.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2011, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	China Fund	Enhanced Index Core Equity Fund	Inflation- Protected and Income Fund	Short-Duration Bond Fund	Small/Mid Cap Equity Fund	Strategic Emerging Markets Fund
Futures Contracts*
Hedging/Risk Management			A	A
Duration/Credit Quality Management			A	A
Substitution for Direct Investment			A	A
Intention to Create Investment Leverage in Portfolio			M	M
Interest Rate Swaps**
Hedging/Risk Management			A
Duration Management			M
Asset/Liability Management			M
Substitution for Direct Investment			A

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	China Fund	Enhanced Index Core Equity Fund	Inflation- Protected and Income Fund	Short-Duration Bond Fund	Small/Mid Cap Equity Fund	Strategic Emerging Markets Fund
Interest Rate Swaps (Continued)**
Intention to Create Investment Leverage in Portfolio			M
Credit Default Swaps (Protection Buyer)
Hedging/Risk Management				A
Duration/Credit Quality Management				A
Income				M
Substitution for Direct Investment				A
Intention to Create Investment Leverage in Portfolio				M
Rights and Warrants
Hedging/Risk Management		M
Duration/Credit Quality Management		M
Directional Investment		M
Intention to Create Investment Leverage in Portfolio		M
Result of a Corporate Action	A	A			A	A

*	Includes any options purchased or written on futures contracts, if applicable.
**	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

At December 31, 2011, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Interest Rate Risk	Total

China Fund
Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	11,516	-	11,516

Enhanced Index Core Equity Fund
Realized Gain (Loss)#
Warrants	$-	$(267)	$-	$(267)

Number of Contracts, Notional Amounts or Shares/Units†
Warrants	-	54	-	54

Inflation-Protected and Income Fund
Realized Gain (Loss)#
Futures Contracts	$-	$-	$93,275	$93,275
Swap Agreements	-	-	(32,400)	(32,400)

Total Realized Gain (Loss)	$-	$-	$60,875	$60,875

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Inflation-Protected and Income Fund (Continued)
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	$-	$-	$23	$23
Swap Agreements	-	-	2,250,000	2,250,000

Short-Duration Bond Fund
Asset Derivatives
Swap Agreements*	$739,769	$-	$-	$739,769

Liability Derivatives
Futures Contracts^^	$-	$-	$(51,760)	$(51,760)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$(86,036)	$(86,036)
Swap Agreements	752,025	-	-	752,025

Total Realized Gain (Loss)	$752,025	$-	$(86,036)	$665,989

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$(51,760)	$(51,760)
Swap Agreements	61,481	-	-	61,481

Total Change in Appreciation (Depreciation)	$61,481	$-	$(51,760)	$9,721

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	94	94
Swap Agreements	$16,099,167	$-	$-	$16,099,167

Small/Mid Cap Equity Fund
Asset Derivatives
Rights*	$-	$4	$-	$4

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	400	-	400

Strategic Emerging Markets Fund
Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	29,344	-	29,344

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open swap agreements, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: futures contracts or swap agreements, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for swap agreements, or shares/units outstanding for rights and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2011.

The China Fund and the Strategic Emerging Markets Fund had no realized gain (loss) on rights during the year ended December 31, 2011.

Notes to Financial Statements (Continued)

The Small/Mid Cap Equity Fund had no change in appreciation (depreciation) and no realized gain (loss) on rights during the year ended December 31, 2011.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2011, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at December 31, 2011:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Short-Duration Bond Fund
SELLS
94	U.S. Treasury Note 5 Year	3/30/12	$(11,586,234)	$(51,760)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate.

Notes to Financial Statements (Continued)

Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at December 31, 2011. A Fund’s current exposure to a counterparty is typically the fair value of the agreement.

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate		Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Short-Duration Bond Fund*
Credit Default Swaps
5,000,000	USD	6/20/16	Barclays Bank PLC	Buy	(1.000%	)	CDX.NA.IG.16	$4,237	$34,496	$38,733
1,000,000	USD	9/20/16	Barclays Bank PLC	Buy	(0.250%	)	Kingdom of Sweden	5,715	16,271	21,986
6,000,000	USD	10/12/52	Barclays Bank PLC	Buy	(0.100%	)	CMBX.NA.AAA.1	$136,800	$165,000	$301,800
5,000,000	USD	10/12/52	Barclays Bank PLC	Buy	(0.100%	)	CMBX.NA.AAA.1	(36,014)	287,514	251,500
2,500,000	USD	10/12/52	Barclays Bank PLC	Buy	(0.100%	)	CMBX.NA.AAA.1	(49,257)	175,007	125,750

								61,481	678,288	739,769

USD	U.S. Dollar

*	Collateral for swap agreements received from Barclays Bank PLC amounted to $750,000 in cash at December 31, 2011.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

Writing put and call options. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the

Notes to Financial Statements (Continued)

value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Rights and Warrants. A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not typically pay for the securities until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, or forward commitment transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund

Notes to Financial Statements (Continued)

may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction. Dollar roll transactions may have the effect of creating leverage in a Fund’s portfolio.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

The Short-Duration Bond Fund had dollar roll transactions during the year ended December 31, 2011, which were accounted for as purchase and sale transactions.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Notes to Financial Statements (Continued)

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the counterparty in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

The Fund(s) listed in the following table had open reverse repurchase agreements at December 31, 2011:

Description	Value
Inflation-Protected and Income Fund
Agreement with Barclays Bank PLC, dated 11/09/11, 0.230%, to be repurchased on demand until 2/09/12 at value plus accrued interest.	$7,321,250
Agreement with Barclays Bank PLC, dated 12/12/11, 0.250%, to be repurchased on demand until 3/13/12 at value plus accrued interest.	17,940,562
Agreement with Barclays Bank PLC, dated 12/20/11, 0.220%, to be repurchased on demand until 3/21/12 at value plus accrued interest.	17,854,000
Agreement with Daiwa Securities, dated 10/27/11, 0.220%, to be repurchased on demand until 1/27/12 at value plus accrued interest.	8,067,500
Agreement with Deutsche Bank AG, dated 10/13/11, 0.170%, to be repurchased on demand until 1/13/12 at value plus accrued interest.	27,465,000
Agreement with Deutsche Bank AG, dated 11/29/11, 0.220%, to be repurchased on demand until 2/28/12 at value plus accrued interest.	16,353,000
Agreement with Deutsche Bank AG, dated 12/07/11, 0.230%, to be repurchased on demand until 3/07/12 at value plus accrued interest.	23,328,000
Agreement with Goldman Sachs & Co., dated 10/19/11, 0.200%, to be repurchased on demand until 1/19/12 at value plus accrued interest.	82,446,000
Agreement with Goldman Sachs & Co., dated 11/16/11, 0.230%, to be repurchased on demand until 2/21/12 at value plus accrued interest.	2,681,000
Agreement with Goldman Sachs & Co., dated 12/08/11, 0.250%, to be repurchased on demand until 3/08/12 at value plus accrued interest.	10,779,000
Agreement with Goldman Sachs & Co., dated 12/19/11, 0.220%, to be repurchased on demand until 3/20/12 at value plus accrued interest.	15,745,000
Agreement with HSBC Finance Corp., dated 10/12/11, 0.150%, to be repurchased on demand until 1/12/12 at value plus accrued interest.	3,840,000
Agreement with HSBC Finance Corp., dated 11/02/11, 0.180%, to be repurchased on demand until 2/02/12 at value plus accrued interest.	14,541,000
Agreement with HSBC Finance Corp., dated 11/17/11, 0.200%, to be repurchased on demand until 2/22/12 at value plus accrued interest.	2,806,250
Agreement with HSBC Finance Corp., dated 12/09/11, 0.200%, to be repurchased on demand until 3/09/12 at value plus accrued interest.	61,752,500
Agreement with HSBC Finance Corp., dated 12/15/11, 0.220%, to be repurchased on demand until 3/15/12 at value plus accrued interest.	18,045,000
Agreement with Morgan Stanley & Co., dated 11/15/11, 0.240%, to be repurchased on demand until 2/17/12 at value plus accrued interest.	17,434,533

$348,399,595

Average balance outstanding	$370,168,317
Maximum balance outstanding	$409,192,652
Average interest rate	0.19%
Weighted average maturity	62 days

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Notes to Financial Statements (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

Each of the China Fund and Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Notes to Financial Statements (Continued)

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and annually for the China Fund, Enhanced Index Core Equity Fund, Small/Mid Cap Equity Fund, and Strategic Emerging Markets Fund and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

China Fund	1.05%
Enhanced Index Core Equity Fund	0.55%
High Yield Fund	0.60%
Inflation-Protected and Income Fund	0.60% of the first $100 million,
0.55% of the next $200 million,
0.50% of the next $200 million,
0.45% of any excess over $500 million
Short-Duration Bond Fund	0.40%
Small/Mid Cap Equity Fund	0.65% of the first $100 million,
0.60% of the next $100 million,
0.55% of the next $300 million,
0.50% of any excess over $500 million
Strategic Emerging Markets Fund	1.05%

MassMutual has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), pursuant to which Babson Capital serves as the Enhanced Index Core Equity Fund’s, High Yield Fund’s, Inflation-Protected and Income Fund’s, and Short-Duration Bond Fund’s subadviser providing day-to-day management of each Fund’s investments. Babson Capital is a wholly-owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. Babson Capital receives a fee from MassMutual equal to an annual rate of 0.20% of the average daily net assets of the High Yield Fund and 0.08% of the average daily net assets of the Inflation-Protected and Income Fund and Short-Duration Bond Fund. For the Enhanced Index Core Equity Fund, Babson Capital receives a fee from MassMutual at the following annual rates on Aggregate Assets: 0.22% of the first $50 million, 0.21% of the next $50 million, and 0.20% of any excess over $100 million. Prior to July 1, 2011 for the Enhanced Index Core Equity Fund, Babson Capital received a fee from MassMutual at the following annual rates on Aggregate Assets: 0.30% of the first $50 million, 0.25% of the next $50 million, and 0.20% of any excess over $100 million. For

Notes to Financial Statements (Continued)

purposes of this subadvisory agreement, “Aggregate Assets” means the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MassMutual or its affiliates, including other funds registered under the 1940 Act, for which Babson Capital provides investment advisory services, as agreed upon from time to time by MassMutual and Babson Capital, determined at the close of the Exchange on each day that the Exchange is open for trading.

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MassMutual and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

MassMutual has entered into investment subadvisory agreements with Baring International Investment Ltd. (“Baring”), pursuant to which Baring serves as the China Fund’s and Strategic Emerging Markets Fund’s subadviser providing day-to-day management of each Fund’s investments. Baring is an indirect, wholly-owned subsidiary of MassMutual. Baring receives a fee from MassMutual equal to an annual rate of 0.65% of the average daily net assets of the China Fund and Strategic Emerging Markets Fund.

In addition, Baring Asset Management (Asia) Limited (“Baring Asia”) serves as a sub-subadviser for the China Fund. Baring Asia is also an indirect, wholly-owned subsidiary of MassMutual. The appointment of Baring Asia as a sub-subadviser to the Fund does not relieve Baring of any obligation or liability to the Fund that it would otherwise have pursuant to the investment subadvisory agreement between MassMutual and Baring with respect to the Fund, and any and all acts and omissions of Baring Asia in respect of the Fund shall be considered the acts and omissions of Baring.

MassMutual has entered into investment subadvisory agreements with OppenheimerFunds, Inc. (“OFI”), pursuant to which OFI serves as the Small/Mid Cap Equity Fund’s subadviser providing day-to-day management of the Fund’s investments. OFI is a majority-owned, indirect subsidiary of MassMutual. OFI receives a fee from MassMutual equal to an annual rate of 0.25% of the average daily net assets of the Fund.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Administration Fees

For the China Fund, High Yield Fund, Short-Duration Bond Fund, and Strategic Emerging Markets Fund, under separate administrative and shareholder services agreements between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class II	Service Class I
China Fund	0.25%	0.25%
High Yield Fund	0.15%	0.15%
Short-Duration Bond Fund	0.10%	0.10%
Strategic Emerging Markets Fund	0.25%	0.25%

Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. For the China Fund, effective October 1, 2011, the Distributor has voluntarily agreed to waive Service Class I’s 0.25% 12b-1 fee. The Distributor may amend or discontinue this waiver at any time without advance notice.

Notes to Financial Statements (Continued)

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

China Fund*		Short-Duration Bond Fund*
Class II	1.40%	Class II	0.55%
Service Class I	1.65%	Service Class I	0.80%

Enhanced Index Core Equity Fund*		Strategic Emerging Markets Fund*
Initial Class	0.66%	Class II	1.40%
Service Class	0.91%	Service Class I	1.65%

High Yield Fund*
Class II	0.69%
Service Class I	0.94%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2012.

MassMutual has agreed to waive, through April, 30, 2012, 0.10% of the management fee for the High Yield Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2011, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
China Fund	$-	$26,428,567	$-	$25,950,854
Enhanced Index Core Equity Fund	-	18,145,178	-	19,836,972
High Yield Fund	-	60,278,449	-	47,237,673
Inflation-Protected and Income Fund	107,231,203	76,988,732	175,124,713	86,139,795
Short-Duration Bond Fund	428,934,673	53,423,443	438,972,978	51,362,445
Small/Mid Cap Equity Fund	-	121,818,101	-	154,420,830
Strategic Emerging Markets Fund	-	23,936,190	-	19,305,753

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount
China Fund Class II
Sold	1,648,304	$17,175,322	-	$-
Issued as reinvestment of dividends	504	4,948	2,183	24,644
Redeemed	-	-	-	-

Net increase (decrease)	1,648,808	$17,180,270	2,183	$24,644

China Fund Service Class I
Sold	127,074	$1,364,042	166,579	$2,029,330
Issued as reinvestment of dividends	69,341	678,153	285,161	3,215,630
Redeemed	(1,727,660)	(17,984,928)	(84,359)	(1,037,902)

Net increase (decrease)	(1,531,245)	$(15,942,733)	367,381	$4,207,058

Enhanced Index Core Equity Fund Initial Class
Sold	157,147	$1,387,136	176,318	$1,383,620
Issued as reinvestment of dividends	27,306	219,427	33,762	244,376
Redeemed	(412,332)	(3,611,605)	(490,257)	(3,841,052)

Net increase (decrease)	(227,879)	$(2,005,042)	(280,177)	$(2,213,056)

Enhanced Index Core Equity Fund Service Class
Sold	35,539	$298,675	33,178	$262,102
Issued as reinvestment of dividends	1,040	8,321	938	6,760
Redeemed	(6,279)	(54,579)	(19,484)	(160,229)

Net increase (decrease)	30,300	$252,417	14,632	$108,633

High Yield Fund Class II*
Sold	1,309,865	$13,428,865	11,091,469	$109,262,885
Issued as reinvestment of dividends	492,139	4,932,529	274,182	2,729,464
Redeemed	(857,176)	(8,836,814)	(5,272,951)	(51,229,645)

Net increase (decrease)	944,828	$9,524,580	6,092,700	$60,762,704

High Yield Fund Service Class I*
Sold	595,326	$6,087,288	226,959	$2,267,393
Issued as reinvestment of dividends	35,966	357,486	6,177	61,930
Redeemed	(94,476)	(961,130)	(35,419)	(362,212)

Net increase (decrease)	536,816	$5,483,644	197,717	$1,967,111

Inflation-Protected and Income Fund Initial Class
Sold	4,228,207	$46,670,842	7,104,552	$75,822,013
Issued as reinvestment of dividends	1,797,900	19,913,403	1,231,694	13,062,533
Redeemed	(12,052,186)	(136,908,315)	(12,274,773)	(132,097,778)

Net increase (decrease)	(6,026,079)	$(70,324,070)	(3,938,527)	$(43,213,232)

Inflation-Protected and Income Fund Service Class
Sold	1,410,716	$15,898,179	1,189,513	$12,686,233
Issued as reinvestment of dividends	160,291	1,777,551	73,353	777,264
Redeemed	(445,019)	(4,966,362)	(343,509)	(3,650,115)

Net increase (decrease)	1,125,988	$12,709,368	919,357	$9,813,382

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount
Short-Duration Bond Fund Class II*
Sold	3,869,662	$39,398,616	3,521,905	$35,752,587
Subscriptions in-kind	-	-	17,017,017	170,000,000
Issued as reinvestment of dividends	517,619	5,248,008	272,381	2,762,100
Redeemed	(4,209,501)	(43,083,522)	(1,058,582)	(10,764,015)

Net increase (decrease)	177,780	$1,563,102	19,752,721	$197,750,672

Short-Duration Bond Fund Service Class I*
Sold	1,074,767	$10,983,194	741,684	$7,537,699
Issued as reinvestment of dividends	19,099	193,865	5,290	53,687
Redeemed	(430,588)	(4,396,349)	(132,546)	(1,352,568)

Net increase (decrease)	663,278	$6,780,710	614,428	$6,238,818

Small/Mid Cap Equity Fund Initial Class
Sold	712,167	$6,653,842	1,699,676	$13,564,857
Issued as reinvestment of dividends	2,075,514	15,054,613	105,715	902,300
Redeemed	(4,474,237)	(41,437,837)	(8,455,743)	(69,939,720)

Net increase (decrease)	(1,686,556)	$(19,729,382)	(6,650,352)	$(55,472,563)

Small/Mid Cap Equity Fund Service Class
Sold	93,858	$848,369	100,154	$822,120
Issued as reinvestment of dividends	67,252	485,272	1,660	13,645
Redeemed	(54,544)	(517,256)	(64,877)	(549,951)

Net increase (decrease)	106,566	$816,385	36,937	$285,814

Strategic Emerging Markets Fund Class II
Sold	1,794,161	$20,394,387	-	$-
Issued as reinvestment of dividends	99,692	916,130	497	6,431
Redeemed	(16)	(160)	-	-

Net increase (decrease)	1,893,837	$21,310,357	497	$6,431

Strategic Emerging Markets Fund Service Class I
Sold	243,533	$2,895,445	350,711	$4,363,568
Issued as reinvestment of dividends	117,372	1,223,955	68,847	891,622
Redeemed	(1,633,127)	(18,967,249)	(81,293)	(971,735)

Net increase (decrease)	(1,272,222)	$(14,847,849)	338,265	$4,283,455

*	Fund commenced operations on May 3, 2010.

6. Federal Income Tax Information

At December 31, 2011, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
China Fund	$19,533,414	$361,861	$(2,140,527)	$(1,778,666)
Enhanced Index Core Equity Fund	15,479,554	736,647	(408,494)	328,153
High Yield Fund	76,898,518	1,509,255	(2,000,324)	(491,069)
Inflation-Protected and Income Fund	711,247,095	41,129,311	(882,145)	40,247,166

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Short-Duration Bond Fund	$237,465,819	$1,917,855	$(1,352,633)	$565,222
Small/Mid Cap Equity Fund	85,507,853	15,966,697	(4,263,298)	11,703,399
Strategic Emerging Markets Fund	26,689,131	1,398,200	(2,998,586)	(1,600,386)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2011, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2015	Expiring 2016	Expiring 2017
Enhanced Index Core Equity Fund	$-	$1,056,593	$5,020,102
Small/Mid Cap Equity Fund	2,913,392	5,154,680	834,753

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

At December 31, 2011, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Long Term Capital Loss Carryforward	Short Term Capital Loss Carryforward
China Fund	$-	$362,309

The Strategic Emerging Markets Fund elected to defer to the fiscal year beginning January 1, 2012, late year ordinary losses in the amount of $5,207.

The following Fund(s) elected to defer to the fiscal year beginning January 1, 2012, post-October capital losses:

Amount
China Fund	$455,043
Strategic Emerging Markets Fund	365,032

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year Ended December 31, 2011, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
China Fund	$231,225	$451,876	$-
Enhanced Index Core Equity Fund	227,748	-	-
High Yield Fund	5,290,015	-	-
Inflation-Protected and Income Fund	21,688,905	2,049	-
Short-Duration Bond Fund	5,441,873	-	-
Small/Mid Cap Equity Fund	1,018,610	14,521,275	-
Strategic Emerging Markets Fund	372,163	1,752,575	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year Ended December 31, 2010, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
China Fund	$1,858,687	$1,381,587	$-
Enhanced Index Core Equity Fund	251,136	-	-
High Yield Fund	2,791,394	-	-
Inflation-Protected and Income Fund	13,839,797	-	-
Short-Duration Bond Fund	2,815,787	-	-
Small/Mid Cap Equity Fund	915,945	-	-
Strategic Emerging Markets Fund	81,600	816,453	-

The following Fund(s) have elected to pass through the foreign tax credit for the year Ended December 31, 2011:

Amount
China Fund	$26,550
Strategic Emerging Markets Fund	73,295

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2011, temporary book and tax accounting differences were primarily attributable to investments in futures contracts, swap agreements, premium amortization accruals, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
China Fund	$47,570	$(362,309)	$(456,201)	$(1,778,646)
Enhanced Index Core Equity Fund	248,385	(6,076,695)	(2,360)	328,153
High Yield Fund	581,284	93,380	(2,074)	(491,069)
Inflation-Protected and Income Fund	-	3,813,380	(34,492)	40,247,166
Short-Duration Bond Fund	4,210,837	197,473	1,469	564,868
Small/Mid Cap Equity Fund	30,994	(7,581,400)	(18,990)	11,703,399
Strategic Emerging Markets Fund	-	-	(371,483)	(1,600,806)

Notes to Financial Statements (Continued)

During the year ended December 31, 2011, the following amounts were reclassified due to permanent differences between book and tax accounting.

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
China Fund	$(2,501)	$6,322	$(3,821)
Enhanced Index Core Equity Fund	-	3,784	(3,784)
High Yield Fund	(215)	(62,972)	63,187
Inflation-Protected and Income Fund	-	(2,085,192)	2,085,192
Short-Duration Bond Fund	-	(456,125)	456,125
Small/Mid Cap Equity Fund	(38)	(97,712)	97,750
Strategic Emerging Markets Fund	(15,839)	92,256	(76,417)

The Funds did not have any unrecognized tax benefits at December 31, 2011, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2011, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In April and May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) and Accounting Standards Update No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”), respectively. ASU 2011-03 amends FASB Accounting Standards Codification Topic 860, “Transfers and Servicing,” specifically the criteria required to determine whether a repurchase or other similar agreement or a dollar roll transaction should be accounted for as sales of financial assets or secured borrowings with commitments. ASU 2011-04, which is the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP, amends FASB Accounting Standards Codification Topic 820, “Fair Value Measurement,” primarily expanding existing disclosure requirements for fair value measurements. ASU 2011-03 and ASU 2011-04 are each effective for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the implications of these changes and their impact on the financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which

Notes to Financial Statements (Continued)

Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Enhanced Index Core Equity Fund and Small/Mid Cap Equity Fund, plus interest and the Official Committee’s court costs, are approximately $17,000 and $93,500, respectively.

Since the Funds cannot predict the outcome of this proceeding, the Funds have not accrued any amounts in the accompanying financial statements related to this proceeding. If the proceeding were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the total net assets of each applicable Fund at the time of such judgment or settlement.

10.	Upcoming Fund Liquidation

Shareholders have approved a plan of liquidation for the Trust with respect to the Enhanced Index Core Equity Fund, pursuant to which the Fund will be liquidated on or about April 27, 2012, and the liquidation proceeds of the Fund will be distributed to the appropriate MassMutual or C.M. Life Insurance Company separate accounts invested in the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML China Fund, MML Enhanced Index Core Equity Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Short-Duration Bond Fund, MML Small/Mid Cap Equity Fund, and MML Strategic Emerging Markets Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2011, and the related statements of operations for the year then ended, the statement of cash flows for the MML Inflation-Protected and Income Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2011, the results of their operations for the year then ended, the cash flows of the MML Inflation-Protected and Income Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2012

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2011; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Nabil N. El-Hage Age: 53	Chairman Trustee	Since 2006 Since 2005	Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	32	Director (2007-2010), Virtual Radiologic Corporation; Chairman (since 2006), Trustee (since 2003), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 57	Trustee	Since 2005	Retired.	32	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 60	Trustee	Since 2005	Retired; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	32	Director (1997-2007), Playtex Products, Inc.; Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Elaine A. Sarsynski^ Age: 56	Trustee and Vice Chairperson	Since 2011	Executive Vice President (since 2006), Senior Vice President and Chief Administrative Officer (2005-2006), MassMutual.	100	Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson and Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office^^ and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Richard J. Byrne Age: 49	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; President (since 2007), MML Series Investment Fund (open-end investment company).	42

Michael C. Eldredge Age: 47	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	100

Andrew M. Goldberg Age: 45	Vice President, Clerk, and Chief Legal Officer Assistant Clerk	Since 2008 (2005- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Clerk, and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	100

Nicholas H. Palmerino Age: 46	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	100

Philip S. Wellman Age: 47	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	100

Eric H. Wietsma Age: 45	Vice President	Since 2006	Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	100

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate.

The Chairperson and Vice Chairperson are elected to hold such office for a term of four years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

^	Ms. Sarsynski is an “Interested Person,” as that term is defined in the 1940 Act, through her employment with MassMutual.

^^	The President, Treasurer, and Clerk are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year Ended December 31, 2011, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Enhanced Index Core Equity Fund	100.00%
Small/Mid Cap Equity Fund	100.00%

For the year Ended December 31, 2011, the following Fund(s) earned the following foreign sources of income:

Foreign Sources of Income
China Fund	$409,636
Strategic Emerging Markets Fund	678,388

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period Ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in October 2011, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), approved amended and restated investment management agreements with MassMutual for each of the Funds (“Amended and Restated Investment Management Agreements”) and a new sub-subadvisory agreement with Baring Asia for the China Fund (“New Sub-Subadvisory Agreement”), subject to approval by the shareholders of the Funds. In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the Amended and Restated Investment Management Agreements and New Sub-Subadvisory Agreement (the “Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

In approving the Amended and Restated Investment Management Agreements, the Trustees considered the Materials and information discussed with representatives of MassMutual at the meeting, as well as the fact that many of the provisions in the Amended and Restated Investment Management Agreements are intended to conform to comparable provisions contained in the form of investment management agreement MassMutual expects to propose for all new mutual funds to be advised by it. The Trustees noted that since their most recent approval of the Funds’ current investment management agreements, there had been no material adverse change relating to MassMutual and the nature or quality of services provided by MassMutual to the Funds. The Trustees also noted that the Amended and Restated Investment Management Agreements clarified the nature of MassMutual’s obligations to the Funds, particularly in cases where a sub-administrator has been appointed and the standard of care applicable to MassMutual’s performance of its obligations to the Funds. The Trustees further considered that no change was being proposed to the advisory fee paid by each Fund to MassMutual, and that MassMutual does not anticipate that the Funds’ expenses will change or increase, as applicable, in any material amount as a result of this proposed change.

In reviewing the contracts, the Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the ability of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

In reviewing the New Sub-Subadvisory Agreement, the Trustees discussed with MassMutual and considered a wide range of information about, among other things: (i) Baring Asia and its personnel with responsibilities for providing services to the China Fund; (ii) the terms of the New Sub-Subadvisory Agreement; and (iii) the scope and quality of services that Baring Asia will provide under the New Sub-Subadvisory Agreement.

Prior to the votes being taken to approve the Amended and Restated Investment Management Agreements and New Sub-Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such

Other Information (Unaudited) (Continued)

contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the Amended and Restated Investment Management Agreements and New Sub-Subadvisory Agreement, including the anticipated level of MassMutual’s oversight of the Funds and the subadvisory process; (ii) the terms of the Amended and Restated Investment Management Agreements and New Sub-Subadvisory Agreement are fair and reasonable with respect to each Fund and are in the best interest of each Fund’s shareholders; and (iii) the investment processes, research capabilities, and philosophies of Baring Asia appear well suited to the China Fund, given its investment objectives and policies. The Trustees also determined that, with respect to the Amended and Restated Investment Management Agreements, in light of the nature of the proposed changes, it was not necessary to evaluate the Funds’ investment performance and whether the Funds’ fees reflected future expected economies of scale. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Amended and Restated Investment Management Agreements.

The Amended and Restated Investment Management Agreements and New Sub-Subadvisory Agreement became effective on December 15, 2011.

Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of the Trust was held on December 15, 2011. Notice of the meeting, and a Proxy Statement, were distributed on or about November 4, 2011 to shareholders of record as of September 30, 2011. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

Proposal 1:	To elect Richard H. Ayers, Allan W. Blair, Nabil N. El-Hage, Maria D. Furman, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr., C. Ann Merrifield, Susan B. Sweeney, and Elaine A. Sarsynski as Trustees for an indefinite term of office.*

This matter was approved by the Trust’s shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Withhold	% of Shares Outstanding
Richard H. Ayers	411,439,629.612	374,022,732.577	88.385	37,416,897.035	8.842
Allan W. Blair	411,439,629.612	374,090,974.774	88.401	37,348,654.838	8.826
Nabil N. El-Hage	411,439,629.612	372,822,783.728	88.101	38,616,845.884	9.126
Maria D. Furman	411,439,629.612	373,364,204.841	88.229	38,075,424.771	8.998
R. Alan Hunter, Jr.	411,439,629.612	374,268,799.813	88.443	37,170,829.799	8.784
Robert E. Joyal	411.439,629.612	373,908,946.089	88.358	37,350,683.523	8.869
F. William Marshall, Jr.	411,439,629.612	374,026,810.974	88.386	37,412,818.638	8.841
C. Ann Merrifield	411,439,629.612	373,519,551.976	88.266	37,920,077.636	8.961
Susan B. Sweeney	411,439,629.612	373,781,574.963	88.328	37,658,054.649	8.899
Elaine A. Sarsynski	411,439,629.612	373,427,067.356	88.244	38,012,562.256	8.983

*	Denotes Trust-wide proposal and voting results.

Other Information (Unaudited) (Continued)

Proposal 2:	To approve an Amended and Restated Agreement and Declaration of Trust.*

This matter was approved by the Trust’s shareholders. The results of the votes were as follows:

Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding

411,439,629.612	377,661,073.262	89.245	14,089,667.899	3.329	19,688,888.451	4.653

*	Denotes Trust-wide proposal and voting results.

Proposal 3:	To approve an amended and restated investment management agreement.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
China Fund	1,999,497.269	1,822,848.590	91.165	.000	.000	176,648.679	8.835
High Yield Fund	7,001,133.719	6,917,285.727	98.610	33,177.323	.473	50,670.669	.723
Short-Duration Bond Fund	22,615,238.465	22,448,824.573	99.104	91,630.072	.404	74,783.820	.331
Strategic Emerging Markets Fund	2,210,855.063	1,735,854.404	78.514	85,989.277	3.889	389,011.382	17.596

Proposal 4:	To approve an amended and restated investment management agreement under which MassMutual provides both investment management and administrative services.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Enhanced Index Core Equity Fund	1,898,199.071	1,477,053.408	77.813	201,335.020	10.607	219,810.643	11.580
Inflation-Protected and Income Fund	35,107,934.523	32,023,589.689	91.215	1,174,234.678	3.344	1,910,110.156	5.441
Small/Mid Cap Equity Fund	12,092,293.296	10,903,243.396	90.167	501,442.043	4.147	687,608.487	5.686

Proposal 6:	To liquidate the Fund and distribute the liquidation proceeds to an affiliated money market fund.

This matter was approved by the following Fund’s shareholders. The results of the vote were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Enhanced Index Core Equity Fund	1,898,199.071	1,526,917.379	80.440	149,508.069	7.877	221,773.623	11.683

Other Information (Unaudited) (Continued)

Proposal 7:	To approve a sub-subadvisory agreement.

This matter was approved by the following Fund’s shareholders. The results of the vote were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
China Fund	1,999,497.269	1,902,717.430	95.160	6,145.961	.307	90,633.878	4.533

Proposal 8.A:	To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
China Fund	1,999,497.269	1,816,702.629	90.858	6,145.961	.307	176,648.679	8.835
Enhanced Index Core Equity Fund	1,898,199.071	1,455,477.135	76.677	207,142.494	10.912	235,579.442	12.411
High Yield fund	7,001,133.719	6,856,182.551	97.739	77,385.342	1.104	67,565.826	.963
Inflation-Protected and Income Fund	35,107,934.523	31,538,265.043	89.832	1,502,111.577	4.279	2,067,557.903	5.889
Short-Duration Bond Fund	22,615,238.465	22,415,366.605	98.956	100,675.395	.445	99,196.465	.438
Small/Mid Cap Equity Fund	12,092,293.926	10,777,896.768	89.130	589,991.826	4.879	724,405.332	5.991
Strategic Emerging Markets Fund	2,210,855.063	1,757,154.956	79.477	64,688.725	2.926	389,011.382	17.596

Proposal 8.B:	To approve an amendment to the Funds’ fundamental investment restrictions with respect to concentrating investments in an industry.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
China Fund	1,999,497.269	1,822,848.590	91.165	.000	.000	176,648.679	8.835
Enhanced Index Core Equity Fund	1,898,199.071	1,533,766.025	80.801	138,118.355	7.276	226,314.691	11.923
High Yield Fund	7,001,133.719	6,852,786.883	97.691	78,517.563	1.119	69,829.273	.996
Inflation-Protected and Income Fund	35,107,934.523	31,706,959.865	90.313	1,423,112.557	4.053	1,977,862.101	5.634
Short-Duration Bond Fund	22,615,238.465	22,415,271.316	98.956	100,770.684	.445	99,196.465	.438
Small/Mid Cap Equity Fund	12,092,293.926	10,712,971.288	88.593	609,676.893	5.042	769,645.745	6.365
Strategic Emerging Markets Fund	2,210,855.063	1,703,173.718	77.036	118,635.946	5.366	389,045.399	17.597

Other Information (Unaudited) (Continued)

Proposal 8.C:	To approve the elimination of the Fund’s fundamental investment restriction with respect to purchasing securities on margin.

This matter was approved by the following Fund’s shareholders. The results of the vote were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Small/Mid Cap Equity Fund	12,092,293.926	10,553,587.216	87.275	819,696.849	6.779	719,009.861	5.946

Proposal 8.D:	To approve the elimination of certain Funds’ fundamental investment restrictions with respect to making loans to any officer, trustee or director or employee of the Trust or MassMutual, or to MassMutual.

This matter was approved by the following Fund’s shareholders. The results of the vote were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Small/Mid Cap Equity Fund	12,092,293.926	10,231,244.118	84.610	1,056,479.433	8.736	804,570.375	6.654

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2011

Expense Examples:

The following information is in regards to expenses for the six months Ended December 31, 2011:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2011.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
China Fund
Class II	$1,000	1.40%	$772.40	$6.25	$1,018.10	$7.12
Service Class I	1,000	1.65%	771.80	7.37	1,016.90	8.39
Enhanced Index Core Equity Fund
Initial Class	1,000	0.66%	967.20	3.27	1,021.90	3.36
Service Class	1,000	0.91%	966.40	4.51	1,020.60	4.63
High Yield Fund
Class II	1,000	0.69%	1,010.40	3.50	1,021.70	3.52
Service Class I	1,000	0.94%	1,008.90	4.76	1,020.50	4.79
Inflation-Protected and Income Fund
Initial Class	1,000	0.60%	1,073.90	3.14	1,022.20	3.06
Service Class	1,000	0.85%	1,072.10	4.44	1,020.90	4.33
Short-Duration Bond Fund
Class II	1,000	0.55%	1,017.30	2.80	1,022.40	2.80
Service Class I	1,000	0.80%	1,015.60	4.06	1,021.20	4.08

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Small/Mid Cap Equity Fund
Initial Class	$1,000	0.86%	$906.60	$4.13	$1,020.90	$4.38
Service Class	1,000	1.10%	905.50	5.28	1,019.70	5.60
Strategic Emerging Markets Fund
Class II	1,000	1.40%	789.90	6.32	1,018.10	7.12
Service Class I	1,000	1.65%	789.20	7.44	1,016.90	8.39

*	Expenses are calculated using the annualized expense ratio for the six months Ended December 31, 2011, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Distributor MML Distributors, LLC 1295 State Street Springfield, MA 01111-0001

© 2012 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540_II    112 CRN201303-156811

Item 2. Code of Ethics.

As of December 31, 2011, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2011, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that R. Alan Hunter, Jr. and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Hunter and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2011 and 2010 were $308,138 and $254,654, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2011 and 2010. The aggregate fees billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2011 and 2010 were $0 and $117,100, respectively. The 2010 audit related fees were for work performed in connection with an internal control review.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2011 and 2010 were $79,760 and $30,365, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2011 and 2010.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2011 and 2010. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2011 and 2010.

(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2011 and 2010 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years 2011 and 2010 were $2,798,539 and $919,802, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

The following procedures for shareholders to submit nominee candidates to the Registrant’s Nominating Committee (the “Committee”) were amended by the Registrant’s Board of Trustees as of January 5, 2012.

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Funds’ Committee, to the attention of the Secretary, at the address of the principal executive offices of the Funds.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Funds at least 60 calendar days before the date of the meeting at which the Committee is to select a nominee for Independent Trustee.

3.	The Shareholder Recommendation must include:

(i) a statement in writing setting forth:

(A)	the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee;

(B)	the class or series and number of all shares of the Funds owned of record or beneficially by the Candidate, as reported to such shareholder by the Candidate;

(C)	any other information regarding the Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Funds);

(D)	any other information regarding the Candidate that would be required to be disclosed if the Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(E)	whether the recommending shareholder believes that the Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Candidate that will be sufficient for the Funds to make such determination;

(ii) the written and signed consent of the Candidate to be named as a nominee, consenting to: (1) the disclosure, as may be necessary or appropriate, of such Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee, if elected;

(iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series and class of the Funds owned beneficially and of record by the recommending shareholder;

(iv) a description of all arrangements or understandings between the recommending shareholder and the Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and

(v) such other information as the Committee may require the Candidate to furnish, as the Committee may reasonably require or deem necessary to determine the eligibility of such Candidate to serve as a Trustee, or to satisfy applicable law.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date 2/24/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date 2/24/12

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date 2/24/12